UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-21587

                              Old Mutual Funds I
              (Exact name of registrant as specified in charter)
                                   --------


                       4643 South Ulster Street, Suite 600
                                Denver, CO 80237
                    (Address of principal executive offices)

                               Julian F. Sluyters
              4643 South Ulster Street, Suite 600, Denver, CO 80237
                   (Name and address of agent for service)

                                   Copies to:

           Jay G. Baris, Esq.                     Andra C. Ozols, Esq.
  Kramer Levin Naftalis & Frankel LLP           Old Mutual Capital, Inc.
      1177 Avenue of the Americas          4643 South Ulster Street, Suite 600
        New York, New York 10036                    Denver, CO 80237
             (212) 715-9100                          (888) 744-5050

      Registrant's telephone number, including area code: 1-888-772-2888

                        Date of fiscal year end: July 31

                   Date of reporting period: January 31, 2008

Item 1.     Reports to Stockholders.



[OLD MUTUAL LOGO]


Old Mutual Funds I






                                Old Mutual Funds I

                                SEMI-ANNUAL REPORT

                                January 31, 2008






Old Mutual Asset Allocation Conservative Portfolio

Old Mutual Asset Allocation Balanced Portfolio

Old Mutual Asset Allocation Moderate Growth Portfolio

Old Mutual Asset Allocation Growth Portfolio

TABLE OF CONTENTS

About This Report                                                                                          1

Message to Shareholders                                                                                    3

Management Discussion of Fund Performance and Schedules of Investments

   Old Mutual Asset Allocation Conservative Portfolio
      Class A (OMCAX), Class C (OMCCX), Class Z (OMCZX), Institutional Class (OMCIX)                       4

   Old Mutual Asset Allocation Balanced Portfolio
      Class A (OMABX), Class C (OMBCX), Class Z (OMBZX), Institutional Class (OMBLX)                       8

   Old Mutual Asset Allocation Moderate Growth Portfolio
      Class A (OMMAX), Class C (OMMCX), Class Z (OMMZX), Institutional Class (OMMIX)                      12

   Old Mutual Asset Allocation Growth Portfolio
      Class A (OMGAX), Class C (OMCGX), Class Z (OMGZX), Institutional Class (OMGIX)                      16

Statements of Assets and Liabilities                                                                      20

Statements of Operations                                                                                  21

Statements of Changes in Net Assets                                                                       22

Financial Highlights                                                                                      23

Notes to Financial Statements                                                                             25

Proxy Voting and Portfolio Holdings                                                                       41

Fund Expenses Example                                                                                     42

ABOUT THIS REPORT


HISTORICAL RETURNS
--------------------------------------------------------------------------------
All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call toll-free at 888-772-2888 or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance results for short periods of time may not be representative of longer-term results. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Funds each offer Class A, Class C, Class Z and Institutional Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. Class Z and Institutional Class shares are only available to eligible shareholders. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
--------------------------------------------------------------------------------
This report reflects views, opinions and Fund holdings as of January 31, 2008, the end of the report period, and are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or of the Funds. Opinions and forecasts regarding industries, companies and/or themes and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of January 31, 2008 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. Investments in foreign securities may entail unique risks, including political, market and currency risks. Investing in fixed income securities involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other higher-quality bonds. An investment in a Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMPARATIVE INDEXES
--------------------------------------------------------------------------------
The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against specific benchmarks. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Funds may significantly differ in holdings and composition from an index. Individuals cannot invest directly in an index.

Indexes:


Lehman Brothers U.S. Aggregate Index

The  unmanaged  Lehman  Brothers  U.S.  Aggregate  Index is a widely  recognized
measure  of  the  aggregate   bond  market.   The  unmanaged   index  is  market
value-weighted inclusive of accrued interest.

Russell 3000(R) Growth Index

Measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes.

Russell 3000(R) Value Index

Measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes.

Standard & Poor's SuperComposite 1500 Index

The unmanaged Standard & Poor's SuperComposite 1500 ("S&P 1500") Index is a broad-based, capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap and small-cap U.S. companies.

Standard & Poor's 500 Index

The unmanaged Standard & Poor's 500 ("S&P 500") Index is a market value-weighted index of large-cap common stocks considered representative of the broad market.

Index returns and statistical data included in this report are provided by Bloomberg, FactSet and Lehman Brothers.

MESSAGE TO SHAREHOLDERS



Dear Shareholder:


I am pleased to share this review of the semi-annual period ended January 31, 2008 with you. Overall, the market lost ground during the period. Investors saw the S&P 500 Index return (4.32)% and the broad-market Russell 3000(R) Growth and Russell 3000(R) Value Indexes posted returns of (3.41)% and (5.70)%, respectively. In short, there was much uncertainty throughout the period and market volatility was widespread.

Culprits of volatility included a downturn in the housing market, a sub-prime lending crisis and ensuing credit crunch, inflationary fears, rising commodity prices, slowing US economic growth, a falling dollar and geopolitical tensions. Adding to the malaise, energy prices achieved new highs during the period with oil prices reaching $100 per barrel for the first time and gold prices surged as investors sought to hedge exposure to increasing inflation and a possible global economic slowdown. In mid-September the Federal Reserve Board began to implement a series of interventions aimed at stabilizing credit markets and helping homeowners. Market sentiment was mixed as to whether the credit and housing turmoil might foreshadow an impending economic slowdown. Despite these macroeconomic warning signs, investors took heart in the fact that global growth continued to march forward, incomes continued to rise, employment figures remained strong, exports gained ground, overseas demand remained strong and mortgage rates were at historically low levels. These constructive indicators offered hope and many market pundits remained positive in their overall investment outlook noting that, as easier monetary policy works its way through the system, corporate profits may rebound sooner than anticipated.

Against this backdrop, the Old Mutual Asset Allocation Portfolios produced results that were generally in-line with the returns of their respective benchmarks. For more complete information, please refer to the subsequent pages, which discuss each Portfolio's activities and returns in great detail.

As always, we are grateful for your support and will continue to work diligently to enhance your Old Mutual experience. Please do not hesitate to contact us if there is anything we can do to serve you better. Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other contact information.

Sincerely,

/s/ Julian Sluyters


Julian Sluyters
President
Old Mutual Funds I

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW

Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC


Performance Highlights

o For the six-month period ended January 31, 2008, the Old Mutual Asset Allocation Conservative Portfolio's Class A shares gained 1.92% at net asset value, while the S&P 1500 Index returned (4.55)% and the Lehman Brothers U.S. Aggregate Index returned 6.82%.

o From a sector perspective, materials and utilities contributed positively to performance, while consumer staples detracted marginally.

o Industrials, financials and telecommunication services were among the sectors that detracted most from performance during the period.

o Monsanto, Dominion Mining and E.ON were among the best performing stock holdings during the period, while NII Holdings, Maxim Integrated Products and SLM were among the top detractors.

Q.   How did the Fund perform relative to its benchmarks?

A. For the six-month period ended January 31, 2008, Class A shares of the Old Mutual Asset Allocation Conservative Portfolio (the "Fund") gained 1.92% at net asset value, while the S&P 1500 Index returned (4.55)% and the Lehman Brothers U.S. Aggregate Index returned 6.82%. Performance for all share classes can be found on page 6.

Q.   What investment environment did the Fund face during the past six months?

A. The market experienced a significant increase in volatility during the period. Stocks performed well during the first half of the period, but experienced a strong pullback in November, December and January, which resulted in negative results for the overall period. The economy saw US growth decrease, with durable goods orders, car sales and employment numbers all indicating a slowdown. US inflation figures remained volatile due to energy prices, food prices and imported inflation, which occurs when the price of imported goods rises due to inflation in the products' country of origin. Additionally, the impact of the sub-prime mortgage crisis was felt in the broader economy as US households limited spending and as European banks started accounting for collateralized debt obligation-related losses. To this end, global lending standards tightened during the period, and the issuance of high-yield bonds all but ceased. Lastly, Treasury yields were low as investors' preference for higher quality securities remained the norm. Amidst all this, the Federal Reserve Board reduced interest rates by 2.25% between September 18, 2007 and January 30, 2008.

Q.   Which market factors influenced the Fund's relative performance?

A. Although the Fund had a tactical underweight to mid- and small-capitalization stocks, relative to the S&P 1500 Index, that mitigated losses, the Fund's exposure to these stocks detracted from performance during the period. The Fund's exposure to developed non-US countries also hurt performance relative to a large-capitalization US stock portfolio during the period. Despite the Fund's underweight to high-yield bonds, its exposure to high-yield bonds was detrimental to Fund returns.

     International bond exposure helped performance during the period.

Q.   How did portfolio composition affect Fund performance?

A. From a sector perspective, materials and utilities contributed positively to performance, while consumer staples detracted marginally. Industrials, financials and telecommunication services were among the sectors that detracted most from performance during the period.

     Monsanto, Dominion Mining and E.ON were among the best performing stock holdings relative to the benchmark during the period, while NII Holdings, Maxim Integrated Products and SLM were among the top detractors. Each of these stocks is no longer a Fund holding. Global agricultural product provider, Monsanto, performed strongly as demand for genetically modified seeds is expected to continue to grow as farmers use these products to increase their crop yield. Australian energy mining firm, Dominion Mining, performed well as a result of the strong operational performance by its Challenger Gold Mine in South Australia. E.ON, an industrial group in Germany, added value as the company reported strong net profit growth and pledged to double investments in renewable energy sources. Digital wireless communication services provider NII Holdings, which operates Nextel cell phone service in Latin America, detracted from returns because of concerns about Mexico, where the company's subscriber growth missed estimates. Technology firm, Maxim Integrated Products, was hurt due to the pending outcome of a Securities and Exchange Commission litigation against the company. Lastly, SLM, also known as Sallie Mae, an education financing organization, was hurt after a planned buyout of the company was put on hold due to management departures and missteps. The company's stock was further punished by a series of fundamental issues and blunders during the period.

Asset Allocation Conservative Portfolio

     Prior to November 19, 2007, the Fund was run under a "fund of managers" structure and invested directly in equity and fixed income security positions. Effective November 19, 2007, the Fund is a "fund of funds" which seeks to achieve its investment objective by investing in a portfolio of underlying equity and fixed income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments and primarily due to asset class performance, a significant allocation to the Old Mutual International Equity Fund detracted from relative performance during the period, as did an allocation to the Old Mutual International Bond Fund. On the other hand, investments in the Old Mutual TS&W Mid-Cap Value Fund and the Old Mutual Dwight Intermediate Fixed Income Fund contributed positively to performance during the period.

Q.   What is the investment outlook?

A. Based on the business cycle, current volatility and valuations, Ibbotson Associates Advisors, LLC ("Ibbotson"), the sub-adviser of the Fund, maintains a positive outlook for investment-grade bonds and large-cap US stocks. Ibbotson also expects real estate investment trust earnings to fall; hence the Fund continues to underweight this sector.

     Growth stocks and emerging market stocks have produced relatively attractive returns, but have lost their remarkable momentum. As such, their valuations are no longer favorable for an overweight in Ibbotson's view. The sub-adviser remains cautious about the US dollar and expects many emerging market currencies to gain against the dollar in the next year or two. Additionally, the Fund has maintained its underweight in high-yield bonds due to Ibbotson's concern that, if defaults rise, returns could be negatively impacted.


Top Ten Holdings
as of January 31, 2008

Old Mutual Dwight
Intermediate Fixed
Income Fund                            31.2%
-----------------------------------------------
Old Mutual Barrow
Hanley Core Bond Fund                  18.9%
-----------------------------------------------
Old Mutual International
Bond Fund                              11.3%
-----------------------------------------------
Old Mutual Advantage
Growth Fund                             7.8%
-----------------------------------------------
Old Mutual International
Equity Fund                             6.7%
-----------------------------------------------
Old Mutual TS&W
Mid-Cap Value Fund                      6.7%
-----------------------------------------------
Old Mutual Barrow
Hanley Value Fund                       4.5%
-----------------------------------------------
Old Mutual Dwight
High Yield Fund                         4.1%
-----------------------------------------------
Old Mutual Focused Fund                 2.3%
-----------------------------------------------
Old Mutual Analytic
U.S. Long/Short Fund                    2.3%
-----------------------------------------------
As a % of Total
Fund Investments                       95.8%
-----------------------------------------------


                                         Asset Allocation Conservative Portfolio

OLD MUTUAL ASSET ALLOCATION
CONSERVATIVE PORTFOLIO - concluded
--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2008

---------------------------------------------------------------------------------------------------------------------
                                                                          Annualized     Annualized     Annualized
                                              Inception       6 Month       1 Year         3 Year        Inception
                                                 Date         Return*       Return         Return         to Date
---------------------------------------------------------------------------------------------------------------------
Class A with front-end load                    09/30/04       (3.94)%       (1.11)%         3.81%          4.43%

Class A without load                           09/30/04        1.92%         4.95%          5.89%          6.30%

Class C with deferred sales load               09/30/04        0.61%         3.25%          5.11%          5.54%

Class C without deferred sales load            09/30/04        1.58%         4.24%          5.11%          5.54%

Class Z                                        12/09/05        2.11%         5.27%            N/A          6.65%

Institutional Class                            09/30/04        1.97%         5.22%          6.14%          6.56%

S&P 1500 Index                                 09/30/04       (4.55)%       (2.49)%         7.40%          8.80%

Lehman Brothers U.S. Aggregate Index           09/30/04        6.82%         8.81%          4.92%          4.88%
---------------------------------------------------------------------------------------------------------------------


Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

*Not annualized.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the November 19, 2007 prospectus) are 1.75% and 1.50%; 2.38% and 2.25%; 4.07% and 1.25%; 1.41% and 1.25%,
respectively. Expenses are based on estimated amounts for the current fiscal year.

Fund Performance
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

             Old Mutual                       Old Mutual Asset
               Asset       Old Mutual Asset      Allocation
             Allocation       Allocation        Conservative
            Conservative     Conservative       Portfolio -                       Lehman Brothers
            Portfolio -       Portfolio -      Institutional                       U.S. Aggregate
              Class A           Class C            Class         S&P 1500 Index        Index
    09/04      9,425            10,000             10,000            10,000            10,000
    07/05      10,025           10,575             10,660            11,359            10,255
    07/06      10,365           10,853             11,048            11,954            10,405
    07/07      11,339           11,783             12,124            13,879            10,985
    01/08      11,557           11,969             12,363            13,248            11,734


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and Institutional shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of January 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Government/Corporate   65.5%
Growth                  7.8%
Value-Mid Cap           7.4%
Value                   6.8%
International Equity    6.7%
Market Neutral-Equity   2.3%
Growth-Mid Cap          2.3%
Cash Equivalent         1.2%

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2008 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Affiliated Mutual Funds(1)- 98.5%

Government/Corporate - 65.3%

Old Mutual Barrow
   Hanley Core Bond Fund                     972,945    $     9,924
Old Mutual Dwight
   High Yield Fund                           223,245          2,150
Old Mutual Dwight Intermediate
   Fixed Income Fund                       1,593,575         16,350
Old Mutual International Bond Fund           573,401          5,900
                                                       --------------

Total Government/Corporate                                   34,324
---------------------------------------------------------------------

Growth - 7.8%

Old Mutual Advantage Growth Fund*            455,254          4,097
                                                       --------------

Total Growth                                                  4,097
_____________________________________________________________________

Growth-Mid Cap - 2.3%

Old Mutual Provident
   Mid-Cap Growth Fund*                      129,116          1,182
                                                       --------------

Total Growth-Mid Cap                                          1,182
---------------------------------------------------------------------

International Equity - 6.7%

Old Mutual International Equity Fund         290,991          3,504
                                                       --------------

Total International Equity                                    3,504
---------------------------------------------------------------------

Market Neutral-Equity - 2.3%

Old Mutual Analytic
   U.S. Long/Short Fund                       90,547          1,224
                                                       --------------

Total Market Neutral-Equity                                   1,224
---------------------------------------------------------------------

Value - 6.8%

Old Mutual Barrow
   Hanley Value Fund                         327,353          2,334

Old Mutual Focused Fund                       55,727          1,225
                                                       --------------

Total Value                                                   3,559
---------------------------------------------------------------------

Value-Mid Cap - 7.3%

Old Mutual Mid-Cap Fund                       32,219            364
Old Mutual TS&W
   Mid-Cap Value Fund                        389,667          3,495
                                                       --------------

Total Value-Mid Cap                                           3,859
                                                       --------------

Total Affiliated Mutual Funds (Cost $53,034)                 51,749
---------------------------------------------------------------------



---------------------------------------------------------------------
 Description                                  Shares     Value (000)
---------------------------------------------------------------------

Money Market Fund - 1.2%

Dreyfus Cash Management Fund,
   Institutional Class, 4.850% (A)           634,086     $      634
                                                       ______________

Total Money Market Fund (Cost $634)                             634
_____________________________________________________________________

Total Investments - 99.7% (Cost $53,668)                     52,383
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.3%                        165
_____________________________________________________________________

Total Net Assets - 100.0%                                $   52,548
_____________________________________________________________________

* Non-income producing security.

(1) - Investments are funds within the Old Mutual family of funds and they may be deemed to be under common control because they may share the same Board of Trustees. Old Mutual Capital, Inc. serves as the investment adviser to all affiliated mutual funds.

(A) - The rate reported represents the 7-day effective yield as of January 31, 2008.

Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW

Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC


Performance Highlights

o For the six-month period ended January 31, 2008, the Old Mutual Asset Allocation Balanced Portfolio's Class A shares posted a (1.96)% return at net asset value, while the S&P 1500 Index returned (4.55)% and the Lehman Brothers U.S. Aggregate Index returned 6.82%.

o From a sector perspective, utilities contributed positively to relative performance, while consumer staples and materials detracted marginally.

o Industrials, financials and consumer discretionary were among the sectors that detracted most from relative performance during the period.

o Monsanto, Research in Motion and Petroleo Brasileiro were among the best performing stock holdings during the period, while NII Holdings, Maxim Integrated Products and Marubeni were among the top detractors.


Q.   How did the Fund perform relative to its benchmarks?

A. For the six-month period ended January 31, 2008, Class A shares of the Old Mutual Asset Allocation Balanced Portfolio (the "Fund") posted a (1.96)% return at net asset value, while the S&P 1500 Index returned (4.55)% and the Lehman Brothers U.S. Aggregate Index returned 6.82%. Performance for all share classes can be found on page 10.

Q.   What investment environment did the Fund face during the past six months?

A. The market experienced a significant increase in volatility during the period. Stocks performed well during the first half of the period, but experienced a strong pullback in November, December and January, which resulted in negative results for the overall period. The economy saw US growth decrease, with durable goods orders, car sales and employment numbers all indicating a slowdown. US inflation figures remained volatile due to energy prices, food prices and imported inflation, which occurs when the price of imported goods rises due to inflation in the products' country of origin.

     Additionally, the impact of the sub-prime mortgage crisis was felt in the broader economy as US households limited spending and as European banks started accounting for collateralized debt obligation-related losses. To this end, global lending standards tightened during the period, and the issuance of high-yield bonds all but ceased. Lastly, Treasury yields were low as investors' preference for higher quality securities remained the norm. Amidst all this, the Federal Reserve Board reduced interest rates by 2.25% between September 18, 2007 and January 30, 2008.

Q.   Which market factors influenced the Fund's relative performance?

A. Although the Fund had a tactical underweight to mid- and small-capitalization stocks, relative to the S&P 1500 Index, that mitigated losses, the Fund's exposure to these stocks detracted from performance during the period. The Fund's exposure to developed non-US countries also hurt performance relative to a large-capitalization US stock portfolio during the period.

     Emerging market, real estate investment trust ("REIT") and international bond exposure helped performance during the period.

Q.   How did portfolio composition affect Fund performance?

A. From a sector perspective, utilities contributed positively to relative performance, while consumer staples and materials detracted marginally. Industrials, financials and consumer discretionary were among the sectors that detracted most from relative performance during the period.

     Monsanto, Research in Motion and Petroleo Brasileiro were among the best performing stock holdings relative to the benchmark during the period, while NII Holdings, Maxim Integrated Products and Marubeni were among the top detractors. Each of these stocks is no longer a Fund holding. Global agricultural product provider Monsanto performed strongly as demand for genetically modified seeds is expected to continue to grow as farmers use these products to increase their crop yield. Research in Motion, a wireless solutions provider, performed well as the company announced plans to sell BlackBerry devices in China and its first handsets to include Wi-Fi connectivity would be available through ATT's wireless division. Petroleo Brasileiro, Brazil's top energy company, outperformed during the period due to the stock's attractive valuation, surging oil prices and a significant discovery of oil reserves offshore Brazil. Digital wireless communication services provider NII Holdings which operates Nextel cell phone service in Latin America, detracted from returns because of concerns about Mexico, where the company's subscriber growth missed estimates. Technology firm Maxim Integrated Products was hurt due to the pending outcome of a Securities and Exchange Commission litigation against the company. Lastly, Japan-based trading company Marubeni underperformed as shares fell sharply in November amid fluctuating oil and copper prices.

Asset Allocation Balanced Portfolio

Prior to November 19, 2007, the Fund was run under a "fund of managers" structure and invested directly in equity and fixed income security positions. Effective November 19, 2007, the Fund is a "fund of funds" which seeks to achieve its investment objective by investing in a portfolio of underlying equity and fixed income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

Based on the performance of the Fund's underlying mutual fund investments and primarily due to asset class performance, a significant allocation to the Old Mutual International Equity Fund detracted from relative performance during the period, as did allocations to the Old Mutual Developing Growth Fund and the Old Mutual Focused Fund. On the other hand, investments in the Old Mutual TS&W Mid-Cap Value Fund and the Old Mutual Dwight Intermediate Fixed Income Fund contributed positively to performance during the period.

Q.   What is the investment outlook?

A. Based on the business cycle, current volatility and valuations, Ibbotson Associates Advisors, LLC ("Ibbotson"), the sub-adviser to the Fund, maintains a positive outlook for investment-grade bonds and large-cap US stocks. Ibbotson also expects REIT earnings to fall; hence the Fund continues to underweight this sector.

     Growth stocks and emerging market stocks have produced relatively attractive returns, but have lost their remarkable momentum. As such, their valuations are no longer favorable for an overweight in Ibbotson's view. The sub-adviser remains cautious about the US dollar and expects many emerging market currencies to gain against the dollar in the next year or two. Additionally, the Fund will maintain its underweight in high-yield bonds due to Ibbotson's concern that, if defaults rise, returns could be negatively impacted.


Top Ten Holdings
as of January 31, 2008

Old Mutual Dwight
Intermediate Fixed
Income Fund                        19.0%
-------------------------------------------
Old Mutual Barrow
Hanley Core Bond Fund              12.0%
-------------------------------------------
Old Mutual International
Equity Fund                        11.1%
-------------------------------------------
Old Mutual Advantage
Growth Fund                         9.3%
-------------------------------------------
Old Mutual TS&W
Mid-Cap Value Fund                  7.7%
-------------------------------------------
Old Mutual International
Bond Fund                           7.6%
-------------------------------------------
Old Mutual Barrow
Hanley Value Fund                   6.6%
-------------------------------------------
Old Mutual Analytic
U.S. Long/Short Fund                4.5%
-------------------------------------------
Old Mutual Provident
Mid-Cap Growth Fund                 4.4%
-------------------------------------------
Old Mutual Discover
Value Fund                          4.0%
-------------------------------------------
As a % of Total
Fund Investments                   86.2%
-------------------------------------------



                                             Asset Allocation Balanced Portfolio

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO - concluded
--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of January 31, 2008
-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Annualized     Annualized      Annualized
                                                         Inception     6 Month     1 Year         3 Year         Inception
                                                           Date        Return*     Return         Return         to Date
-----------------------------------------------------------------------------------------------------------------------------
Class A with front-end load                               09/30/04     (7.57)%    (3.75)%          5.55%           6.58%
Class A without load                                      09/30/04     (1.96)%      2.14%          7.65%           8.49%
Class C with deferred sales load                          09/30/04     (3.27)%      0.45%          6.88%           7.73%
Class C without deferred sales load                       09/30/04     (2.36)%      1.40%          6.88%           7.73%
Class Z                                                   12/09/05     (1.88)%      2.42%            N/A           7.34%
Institutional Class                                       09/30/04     (1.93)%      2.37%          7.91%           8.76%
S&P 1500 Index                                            09/30/04     (4.55)%    (2.49)%          7.40%           8.80%
Lehman Brothers U.S. Aggregate Index                      09/30/04       6.82%      8.81%          4.92%           4.88%
-----------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

*Not annualized.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the November 19, 2007 prospectus) are 1.75% and 1.55%; 2.48% and 2.30%; 3.88% and 1.30%; 1.47% and 1.30%,
respectively. Expenses are based on estimated amounts for the current fiscal year.

Fund Performance
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

          Old Mutual     Old Mutual   Old Mutual Asset
            Asset          Asset         Allocation
          Allocation     Allocation       Balanced                     Lehman
           Balanced       Balanced       Portfolio -               Brothers U.S.
         Portfolio -    Portfolio -     Institutional   S&P 1500     Aggregate
           Class A        Class C           Class         Index        Index
  09/04     9,425          10,000          10,000         10,000       10,000
  07/05     10,445         11,031          11,115         11,359       10,255
  07/06     11,048         11,582          11,772         11,954       10,405
  07/07     12,616         13,132          13,495         13,879       10,985
  01/08     12,369         12,822          13,234         13,248       11,734



Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and Institutional shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of January 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Government/Corporate     40.7%
International Equity     11.1%
Value                     9.6%
Value-Mid Cap             9.4%
Growth                    9.3%
Market-Neutral Equity     4.5%
Growth-Mid Cap            4.4%
Value-Small Cap           4.0%
Emerging Market-Equity    2.4%
Aggressive Growth         1.9%
Sector Fund-Real Estate   1.8%
Cash Equivalent           0.9%

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2008 (UNAUDITED)
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Affiliated Mutual Funds(1)- 98.9%
Aggressive Growth - 1.9%
Old Mutual Developing Growth Fund*           202,404   $      3,180
                                                       --------------

Total Aggressive Growth                                       3,180
---------------------------------------------------------------------

Emerging Market-Equity - 2.4%
Old Mutual Clay Finlay Emerging
     Markets Fund                            263,244          4,101
                                                       ______________

Total Emerging Market-Equity                                  4,101
---------------------------------------------------------------------

Government/Corporate - 40.6%
Old Mutual Barrow Hanley Core
     Bond Fund                             1,995,745         20,357
Old Mutual Dwight High Yield Fund            362,899          3,495
Old Mutual Dwight Intermediate
     Fixed Income Fund                     3,149,403         32,313
Old Mutual International Bond Fund         1,258,205         12,947
                                                       --------------

Total Government/Corporate                                   69,112
---------------------------------------------------------------------

Growth - 9.3%
Old Mutual Advantage Growth Fund*          1,755,108         15,796
                                                       ______________

Total Growth                                                 15,796
_____________________________________________________________________

Growth-Mid Cap - 4.4%
Old Mutual Provident Mid-Cap
     Growth Fund*                            815,988          7,466
                                                       ______________

Total Growth-Mid Cap                                          7,466
---------------------------------------------------------------------

International Equity - 11.1%
Old Mutual International Equity Fund       1,570,515         18,909
                                                       --------------

Total International Equity                                   18,909
---------------------------------------------------------------------

Market Neutral-Equity - 4.5%
Old Mutual Analytic U.S. Long/Short Fund     571,023          7,720
                                                       --------------

Total Market Neutral-Equity                                   7,720
---------------------------------------------------------------------

Sector Fund-Real Estate - 1.8%
Old Mutual Heitman REIT Fund                 334,484          2,957
                                                       --------------

Total Sector Fund-Real Estate                                 2,957
---------------------------------------------------------------------

Value - 9.5%
Old Mutual Barrow Hanley Value Fund        1,576,422         11,240
Old Mutual Focused Fund                      226,538          4,977
                                                       --------------

Total Value                                                  16,217
---------------------------------------------------------------------

Value-Mid Cap - 9.4%
Old Mutual Mid-Cap Fund                      258,459          2,921
Old Mutual TS&W Mid-Cap Value Fund         1,459,570         13,092
                                                       --------------

Total Value-Mid Cap                                          16,013
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Value-Small Cap - 4.0%
Old Mutual Discover Value Fund*              723,586   $      6,823
                                                       ______________

Total Value-Small Cap                                         6,823
                                                       ______________

Total Affiliated Mutual Funds (Cost $179,389)               168,294
_____________________________________________________________________

Money Market Fund - 0.9%
Dreyfus Cash Management Fund,
     Institutional Class, 4.850% (A)       1,428,804          1,429
                                                       ______________

Total Money Market Fund (Cost $1,429)                         1,429
_____________________________________________________________________

Total Investments - 99.8% (Cost $180,818)                   169,723
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.2%                        385
_____________________________________________________________________

Total Net Assets - 100.0%                              $    170,108
_____________________________________________________________________

* Non-income producing security.

(1) - Investments are funds within the Old Mutual family of funds and they may be deemed to be under common control because they may share the same Board of Trustees. Old Mutual Capital, Inc. serves as the investment adviser to all affiliated mutual funds.

(A) - The rate reported represents the 7-day effective yield as of January 31, 2008.

Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW

Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC

Performance Highlights

o For the six-month period ended January 31, 2008, the Old Mutual Asset Allocation Moderate Growth Portfolio's Class A shares returned (4.46)% at net asset value, while the S&P 1500 Index returned (4.55)% and the Lehman Brothers U.S. Aggregate Index returned 6.82%.

o From a sector perspective, utilities contributed positively to relative performance, while materials and consumer staples detracted marginally.

o Industrials, financials and information technology were among the sectors that detracted most from performance during the period.

o Monsanto, Leighton Holdings and Petroleo Brasileiro were among the best performing stock holdings during the period, while NII Holdings, Maxim Integrated Products and Societe Generale were among the top detractors.


Q.   How did the Fund perform relative to its benchmarks?

A. For the six-month period ended January 31, 2008, Class A shares of the Old Mutual Asset Allocation Moderate Growth Portfolio (the "Fund") returned (4.46)% at net asset value, while the S&P 1500 Index returned (4.55)% and the Lehman Brothers U.S. Aggregate Index returned 6.82%. Performance for all share classes can be found on page 14.

Q.   What investment environment did the Fund face during the past six months?

A. The market experienced a significant increase in volatility during the period. Stocks performed well during the first half of the period, but experienced a strong pullback in November, December and January, which resulted in negative results for the overall period. The economy saw US growth decrease, with durable goods orders, car sales and employment numbers all indicating a slowdown. US inflation figures remained volatile due to energy prices, food prices and imported inflation, which occurs when the price of imported goods rises due to inflation in the products' country of origin. Additionally, the impact of the sub-prime mortgage crisis was felt in the broader economy as US households limited spending and as European banks started accounting for collateralized debt obligation-related losses. To this end, global lending standards tightened during the period, and the issuance of high-yield bonds all but ceased. Lastly, Treasury yields were low as investors' preference for higher quality securities remained the norm. Amidst all this, the Federal Reserve Board reduced interest rates by 2.25% between September 18, 2007 and January 30, 2008.

Q.   Which market factors influenced the Fund's relative performance?

A. Although the Fund had a tactical underweight to mid- and small-capitalization stocks, relative to the S&P 1500 Index, that mitigated losses, the Fund's exposure to these stocks detracted from performance during the period. The Fund's exposure to developed non-US countries also hurt performance relative to a large-capitalization US stock portfolio during the period.

     Emerging market, real estate investment trust ("REIT") and international bond exposure helped performance during the period.

Q.   How did portfolio composition affect Fund performance?

A. From a sector perspective, utilities contributed positively to relative performance, while materials and consumer staples detracted marginally. Industrials, financials and information technology were among the sectors that detracted most from relative performance during the period.

     Monsanto, Leighton Holdings and Petroleo Brasileiro were among the best performing stock holdings relative to the benchmark during the period, while NII Holdings, Maxim Integrated Products and Societe Generale were among the top detractors. Each of these stocks is no longer a Fund holding. Global agricultural product provider, Monsanto, performed strongly as demand for genetically modified seeds is expected to continue to grow as farmers use these products to increase their crop yield. Leighton Holdings, a construction and contracting services firm, added value as shares of the builder advanced on news that it had won $650 million of contracts in United Arab Emirates through partner Al Habtoor Engineering. Petroleo Brasileiro, Brazil's top energy company, outperformed during the period due to the stock's attractive valuation, surging oil prices and a significant discovery of oil reserves offshore Brazil. Digital wireless communication services provider, NII Holdings, which operates Nextel cell phone service in Latin America, detracted from returns because of concerns about Mexico, where the company's subscriber growth missed estimates. Technology firm, Maxim Integrated Products, was hurt due to the pending outcome of a Securities and Exchange Commission litigation against the company. Lastly, French bank Societe Generale's shares fell amid concerns that a plan by a consortium of central banks to ease the global credit crunch would not be enough to avert an economic slowdown.

Asset Allocation
Moderate Growth Portfolio

Prior to November 19, 2007, the Fund was run under a "fund of managers" structure and invested directly in equity and fixed income security positions. Effective November 19, 2007, the Fund is a "fund of funds" which seeks to achieve its investment objective by investing in a portfolio of underlying equity and fixed income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

Based on the performance of the Fund's underlying mutual fund investments and primarily due to asset class performance, a significant allocation to the Old Mutual International Equity Fund detracted from relative performance during the period, as did allocations to the Old Mutual Developing Growth Fund and the Old Mutual Focused Fund. On the other hand, investment in the Old Mutual TS&W Mid-Cap Value Fund contributed positively to performance during the period.

Q.   What is the investment outlook?

A. Based on the business cycle, current volatility and valuations, Ibbotson Associates Advisors, LLC ("Ibbotson"), the sub-adviser to the Fund, maintains a positive outlook for investment-grade bonds and large-cap US stocks. Ibbotson also expects REIT earnings to fall; hence the Fund continues to underweight this sector.

     Growth stocks and emerging market stocks have produced relatively attractive returns, but have lost their remarkable momentum. As such, their valuations are no longer favorable for an overweight in Ibbotson's view. The sub-adviser remains cautious about the US dollar and expects many emerging market currencies to gain against the dollar in the next year or two.


Top Ten Holdings
as of January 31, 2008

Old Mutual International
Equity Fund                              16.9%
-------------------------------------------------
Old Mutual Advantage
Growth Fund                              12.3%
-------------------------------------------------
Old Mutual Dwight
Intermediate Fixed
Income Fund                              10.2%
-------------------------------------------------
Old Mutual TS&W
Mid-Cap Value Fund                       10.1%
-------------------------------------------------
Old Mutual Barrow
Hanley Value Fund                         7.8%
-------------------------------------------------
Old Mutual Discover
Value Fund                                6.1%
-------------------------------------------------
Old Mutual Barrow
Hanley Core Bond Fund                     6.1%
-------------------------------------------------
Old Mutual Analytic
U.S. Long/Short Fund                      4.8%
-------------------------------------------------
Old Mutual Provident
Mid-Cap Growth Fund                       4.8%
-------------------------------------------------
Old Mutual Heitman REIT Fund              3.8%
-------------------------------------------------
As a % of Total
Fund Investments                         82.9%
-------------------------------------------------


                                                                Asset Allocation
                                                       Moderate Growth Portfolio

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO - concluded
--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Annualized     Annualized      Annualized
                                                         Inception     6 Month     1 Year         3 Year         Inception
                                                           Date        Return*     Return         Return         to Date
------------------------------------------------------------------------------------------------------------------------------------
Class A with front-end load                              09/30/04      (9.95)%    (6.36)%          6.31%           7.59%
Class A without load                                     09/30/04      (4.46)%    (0.63)%          8.44%           9.52%
Class C with deferred sales load                         09/30/04      (5.66)%    (2.21)%          7.67%           8.73%
Class C without deferred sales load                      09/30/04      (4.77)%    (1.29)%          7.67%           8.73%
Class Z                                                  12/09/05      (4.33)%    (0.30)%            N/A           7.52%
Institutional Class                                      09/30/04      (4.28)%    (0.32)%          8.74%           9.82%
S&P 1500 Index                                           09/30/04      (4.55)%    (2.49)%          7.40%           8.80%
Lehman Brothers U.S. Aggregate Index                     09/30/04        6.82%      8.81%          4.92%           4.88%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

*Not annualized.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the November 19, 2007 prospectus) are 1.93% and 1.55%; 2.62% and 2.30%; 4.14% and 1.30%; 1.57% and 1.30%,
respectively. Expenses are based on estimated amounts for the current fiscal year.

Fund Performance
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

            Old Mutual     Old Mutual
              Asset          Asset      Old Mutual Asset
            Allocation     Allocation      Allocation                 Lehman
             Moderate       Moderate     Moderate Growth             Brothers
              Growth         Growth        Portfolio -     S&P          U.S.
           Portfolio -    Portfolio -     Institutional    1500      Aggregate
             Class A        Class C           Class        Index      Index
    09/04     9,425          10,000          10,000        10,000     10,000
    07/05     10,661         11,244          11,343        11,359     10,255
    07/06     11,469         12,009          12,235        11,954     10,405
    07/07     13,361         13,886          14,283        13,879     10,985
    01/08     12,766         13,223          13,671        13,248     11,734



Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and Institutional shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of January 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Government/Corporate     19.9%
International Equity     16.9%
Value-Mid Cap            12.4%
Growth                   12.3%
Value                    11.5%
Value-Small Cap           6.1%
Growth-Mid Cap            4.8%
Market Neutral-Equity     4.8%
Sector Fund-Real Estate   3.8%
Emerging Market-Equity    3.5%
Aggressive Growth         3.2%
Cash Equivalent           0.8%

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2008 (UNAUDITED)
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Affiliated Mutual Funds(1)- 99.1%
Aggressive Growth - 3.2%
Old Mutual Developing
     Growth Fund*                            465,109   $      7,307
                                                       --------------

Total Aggressive Growth                                       7,307
---------------------------------------------------------------------

Emerging Market-Equity - 3.6%
Old Mutual Clay Finlay Emerging
     Markets Fund                            528,091          8,228
                                                       --------------

Total Emerging Market-Equity                                  8,228
---------------------------------------------------------------------

Government/Corporate - 19.9%
Old Mutual Barrow Hanley Core
     Bond Fund                             1,372,102         13,995
Old Mutual Dwight Intermediate
     Fixed Income Fund                     2,297,904         23,576
Old Mutual International Bond Fund           801,389          8,246
                                                       --------------

Total Government/Corporate                                   45,817
---------------------------------------------------------------------

Growth - 12.3%
Old Mutual Advantage Growth Fund*          3,157,661         28,419
                                                       ______________

Total Growth                                                 28,419
_____________________________________________________________________

Growth-Mid Cap - 4.8%
Old Mutual Provident Mid-Cap
     Growth Fund*                          1,199,000         10,971
                                                       ______________

Total Growth-Mid Cap                                         10,971
_____________________________________________________________________

International Equity - 16.8%
Old Mutual International Equity Fund       3,224,994         38,829
                                                       ______________

Total International Equity                                   38,829
---------------------------------------------------------------------

Market Neutral-Equity - 4.8%
Old Mutual Analytic U.S.
     Long/Short Fund                         821,938         11,113
                                                       --------------

Total Market Neutral-Equity                                  11,113
---------------------------------------------------------------------

Sector Fund-Real Estate - 3.8%
Old Mutual Heitman REIT Fund                 989,572          8,748
                                                       --------------

Total Sector Fund-Real Estate                                 8,748
---------------------------------------------------------------------

Value - 11.5%
Old Mutual Barrow Hanley
     Value Fund                            2,532,156         18,054
Old Mutual Focused Fund                      388,293          8,531
                                                       --------------

Total Value                                                  26,585
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Value-Mid Cap - 12.3%
Old Mutual Mid-Cap Fund                      458,747   $      5,184
Old Mutual TS&W Mid-Cap
     Value Fund                            2,595,973         23,286
                                                       --------------

Total Value-Mid Cap                                          28,470
---------------------------------------------------------------------

Value-Small Cap - 6.1%
Old Mutual Discover Value Fund*            1,500,977         14,154
                                                       ______________

Total Value-Small Cap                                        14,154
                                                       ______________

Total Affiliated Mutual Funds (Cost $251,273)               228,641
_____________________________________________________________________

Money Market Fund - 0.8%
Dreyfus Cash Management Fund,
     Institutional Class, 4.850% (A)       1,790,945          1,791
                                                       ______________

Total Money Market Fund (Cost $1,791)                         1,791
_____________________________________________________________________

Total Investments - 99.9% (Cost $253,064)                   230,432
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.1%                        195
---------------------------------------------------------------------

Total Net Assets - 100.0%                              $    230,627
---------------------------------------------------------------------

* Non-income producing security.

(1) - Investments are funds within the Old Mutual family of funds and they may be deemed to be under common control because they may share the same Board of Trustees. Old Mutual Capital, Inc. serves as the investment adviser to all affiliated mutual funds.

(A) - The rate reported represents the 7-day effective yield as of January 31, 2008.

Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW

Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC

Performance Highlights

o For the six-month period ended January 31, 2008, the Old Mutual Asset Allocation Growth Portfolio's Class A shares returned (7.50)% at net asset value, while the S&P 1500 Index posted a (4.55)% return.

o From a sector perspective, utilities contributed positively to relative performance, while materials and consumer staples detracted marginally.

o Industrials, financials and information technology were among the sectors that detracted most from relative performance during the period.

o Monsanto, Petroleo Brasileiro and Gilead Sciences were among the best performing stock holdings during the period, while NII Holdings, Maxim Integrated Products and Societe Generale were among the top detractors.


Q.   How did the Fund perform relative to its benchmark?

A. For the six-month period ended January 31, 2008, Class A shares of the Old Mutual Asset Allocation Growth Portfolio (the "Fund") returned (7.50)% at net asset value, while the S&P 1500 Index posted a (4.55)% return. Performance for all share classes can be found on page 18.

Q.   What investment environment did the Fund face during the past six months?

A. The market experienced a significant increase in volatility during the period. Stocks performed well during the first half of the period, but experienced a strong pullback in November, December and January, which resulted in negative results for the overall period. The economy saw US growth decrease, with durable goods orders, car sales and employment numbers all indicating a slowdown. US inflation figures remained volatile due to energy prices, food prices and imported inflation, which occurs when the price of imported goods rises due to inflation in the products' country of origin. Additionally, the impact of the sub-prime mortgage crisis was felt in the broader economy as US households limited spending and as European banks started accounting for collateralized debt obligation-related losses. To this end, global lending standards tightened during the period, and the issuance of high-yield bonds all but ceased. Lastly, Treasury yields were low as investors' preference for higher quality securities remained the norm. Amidst all this, the Federal Reserve Board reduced interest rates by 2.25% between September 18, 2007 and January 30, 2008.

Q.   Which market factors influenced the Fund's relative performance?

A. Although the Fund had a tactical underweight to mid- and small-capitalization stocks, relative to the S&P 1500 Index, that mitigated losses, the Fund's exposure to these stocks detracted from performance during the period. The Fund's exposure to developed non-US countries also hurt performance relative to a large-capitalization US stock portfolio during the period.

     Emerging market and real estate investment trust ("REIT") exposure helped performance during the period.

Q.   How did portfolio composition affect Fund performance?

A. From a sector perspective, utilities contributed positively to relative performance, while materials and consumer staples detracted marginally. Industrials, financials and information technology were among the sectors that detracted most from relative performance during the period.

     Monsanto, Petroleo Brasileiro and Gilead Sciences were among the best performing stock holdings relative to the benchmark during the period, while NII Holdings, Maxim Integrated Products and Societe Generale were among the top detractors. Each of these stocks is no longer a Fund holding. Global agricultural product provider Monsanto performed strongly as demand for genetically modified seeds is expected to continue to grow as farmers use these products to increase their crop yield. Petroleo Brasileiro, Brazil's top energy company, outperformed during the period due to the stock's attractive valuation, surging oil prices and a significant
     discovery  of  oil   reserves   offshore   Brazil.   Gilead   Sciences,   a
     biopharmaceutical company, performed well as the company is poised for excellent sales growth opportunities due to its strong drug pipeline. Digital wireless communication services provider NII Holdings, which operates Nextel cell phone service in Latin America, detracted from returns because of concerns about Mexico, where the company's subscriber growth missed estimates. Technology firm Maxim Integrated Products stock price continued to perform poorly due to an announcement that the company was further delaying the filing of their updated financials, as auditors requested two additional years restatement due to option re-pricing issues. Lastly, shares of French bank Societe Generale's shares fell amid concerns that a plan by a consortium of central banks to ease the global credit crunch will not be enough to avert an economic slowdown.

Asset Allocation Growth Portfolio

     Prior to November 19, 2007, the Fund was run under a "fund of managers" structure and invested directly in equity and fixed income security positions. Effective November 19, 2007, the Fund is a "fund of funds" which seeks to achieve its investment objective by investing in a portfolio of underlying equity and fixed income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments and primarily due to asset class performance, a significant allocation to the Old Mutual International Equity Fund detracted from relative performance during the period, as did allocations to the Old Mutual Developing Growth Fund and the Old Mutual Focused Fund. On the other hand, investment in the Old Mutual TS&W Mid-Cap Value Fund contributed positively to performance during the period.

Q.   What is the investment outlook?

A. Based on the business cycle, current volatility and valuations, Ibbotson Associates Advisors, LLC ("Ibbotson"), the sub-adviser to the Fund, maintains a positive outlook for investment-grade bonds and large-cap US stocks. Ibbotson also expects REIT earnings to fall; hence the Fund continues to underweight this sector.

     Growth stocks and emerging market stocks have produced relatively attractive returns, but have lost their remarkable momentum. As such, their valuations are no longer favorable for an overweight in Ibbotson's view. The sub-adviser remains cautious about the US dollar and expects many emerging market currencies to gain against the dollar in the next year or two.



Top Ten Holdings
as of January 31, 2008

Old Mutual
International Equity Fund          21.0%
-------------------------------------------
Old Mutual Advantage
Growth Fund                        16.2%
-------------------------------------------
Old Mutual Barrow
Hanley Value Fund                  12.2%
-------------------------------------------
Old Mutual TS&W
Mid-Cap Value Fund                  9.5%
-------------------------------------------
Old Mutual Discover
Value Fund                          7.8%
-------------------------------------------
Old Mutual Heitman REIT Fund        6.6%
-------------------------------------------
Old Mutual Analytic
U.S. Long/Short Fund                6.0%
-------------------------------------------
Old Mutual Focused Fund             4.7%
-------------------------------------------
Old Mutual Clay Finlay
Emerging Markets Fund               4.5%
-------------------------------------------
Old Mutual Provident
Mid-Cap Growth Fund                 4.3%
-------------------------------------------
As a % of Total
Fund Investments                   92.8%
-------------------------------------------


                                               Asset Allocation Growth Portfolio

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO - concluded
--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of January 31, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Annualized       Annualized       Annualized
                                                 Inception       6 Month         1 Year           3 Year         Inception
                                                   Date          Return*         Return           Return           to Date
------------------------------------------------------------------------------------------------------------------------------------
Class A with front-end load                       09/30/04       (12.79)%         (9.51)%           7.14%          8.88%
Class A without load                              09/30/04        (7.50)%         (4.00)%           9.28%         10.83%
Class C with deferred sales load                  09/30/04        (8.67)%         (5.55)%           8.51%         10.02%
Class C without deferred sales load               09/30/04        (7.81)%         (4.66)%           8.51%         10.02%
Class Z                                           12/09/05        (7.40)%         (3.72)%             N/A          7.18%
Institutional Class                               09/30/04        (7.40)%         (3.72)%           9.53%         11.10%
S&P 1500 Index                                    09/30/04        (4.55)%         (2.49)%           7.40%          8.80%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

*Not annualized.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the November 19, 2007 prospectus) are 1.99% and 1.60%; 2.73% and 2.35%; 3.66% and 1.35%; 1.61% and 1.35%,
respectively. Expenses are based on estimated amounts for the current fiscal year.

Fund Performance
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                                          Old Mutual
           Old Mutual     Old Mutual        Asset
              Asset         Asset         Allocation
           Allocation     Allocation        Growth
             Growth         Growth       Portfolio -
           Portfolio -   Portfolio -    Institutional   S&P 1500
             Class A       Class C          Class         Index
    09/04     9,425         10,000          10,000        10,000
    07/05    11,019         11,615          11,713        11,359
    07/06    12,094         12,657          12,894        11,954
    07/07    14,362         14,917          15,344        13,879
    01/08    13,285         13,752          14,208        13,248



Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and Institutional shares on the inception date of 9/30/04 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of January 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

International Equity     21.0%
Value                    16.9%
Growth                   16.2%
Value-Mid Cap            11.4%
Value-Small Cap           7.8%
Sector Fund-Real Estate   6.6%
Market Neutral-Equity     6.1%
Emerging Market-Equity    4.5%
Growth-Mid Cap            4.3%
Aggressive Growth         4.0%
Cash Equivalent           1.2%

SCHEDULE OF INVESTMENTS

AS OF JANUARY 31, 2008 (UNAUDITED)


---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

Affiliated Mutual Funds(1)- 99.6%
Aggressive Growth - 4.0%
Old Mutual Developing Growth Fund*           422,089     $    6,631
                                                       --------------

Total Aggressive Growth                                       6,631
---------------------------------------------------------------------

Emerging Market-Equity - 4.5%
Old Mutual Clay Finlay Emerging
   Markets Fund                              481,177          7,497
                                                       ______________

Total Emerging Market-Equity                                  7,497
---------------------------------------------------------------------

Growth - 16.4%
Old Mutual Advantage Growth Fund*          2,990,996         26,919
                                                       ______________

Total Growth                                                 26,919
_____________________________________________________________________

Growth-Mid Cap - 4.4%
Old Mutual Provident Mid-Cap
   Growth Fund*                              785,444          7,187
                                                       --------------

Total Growth-Mid Cap                                          7,187
_____________________________________________________________________

International Equity - 21.2%
Old Mutual International Equity Fund       2,894,037         34,844
                                                       ______________

Total International Equity                                   34,844
_____________________________________________________________________

Market Neutral-Equity - 6.1%
Old Mutual Analytic U.S.
   Long/Short Fund                           740,702         10,014
                                                       --------------

Total Market Neutral-Equity                                  10,014
---------------------------------------------------------------------

Sector Fund-Real Estate - 6.6%
Old Mutual Heitman REIT Fund               1,237,783         10,942
                                                       --------------

Total Sector Fund-Real Estate                                10,942
---------------------------------------------------------------------

Value - 17.0%
Old Mutual Barrow Hanley Value Fund        2,834,282         20,209
Old Mutual Focused Fund                      356,217          7,826
                                                       --------------

Total Value                                                  28,035
---------------------------------------------------------------------

Value-Mid Cap - 11.5%
Old Mutual Mid-Cap Fund                      286,464          3,237
Old Mutual TS&W Mid-Cap
   Value Fund                              1,750,193         15,699
                                                       --------------

Total Value-Mid Cap                                          18,936
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

Value-Small Cap - 7.9%
Old Mutual Discover Value Fund*          1,371,290       $   12,931
                                                       ______________

Total Value-Small Cap                                        12,931
                                                       ______________

Total Affiliated Mutual Funds (Cost $186,511)               163,936
_____________________________________________________________________

Money Market Fund - 1.2%
Dreyfus Cash Management Fund,
   Institutional Class, 4.850% (A)       1,969,881            1,970
                                                       ______________

Total Money Market Fund (Cost $1,970)                         1,970
_____________________________________________________________________

Total Investments - 100.8% (Cost $188,481)                  165,906
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (0.8%)                   (1,333)
---------------------------------------------------------------------

Total Net Assets - 100.0%                                $  164,573
_____________________________________________________________________

* Non-income producing security.

(1) - Investments are funds within the Old Mutual family of funds and they may be deemed to be under common control because they may share the same Board of Trustees. Old Mutual Capital, Inc. serves as the investment adviser to all affiliated mutual funds.

(A) - The rate reported represents the 7-day effective yield as of January 31, 2008.

Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)
AS OF JANUARY 31, 2008 (UNAUDITED)

--------------------------------------------------------------------------------------------------------
                                                                      Old Mutual         Old Mutual
                                                                  Asset Allocation     Asset Allocation
                                                                    Conservative         Balanced
                                                                      Portfolio          Portfolio
--------------------------------------------------------------------------------------------------------
Assets:
   Investments in Affiliated Funds, at cost                          $   53,034        $   179,389
   Investments in Unaffiliated Funds, at cost                               634              1,429
--------------------------------------------------------------------------------------------------------
   Investments in Affiliated Funds, at value                         $   51,749        $   168,294
   Investments in Unaffiliated Funds, at value                              634              1,429
   Cash                                                                       -                  -
   Receivable for Capital Shares Sold                                       279                852
   Receivable from Investment Adviser                                        27                 66
   Receivable from Dividends and Interest                                   137                272
   Other Assets                                                              21                 26
--------------------------------------------------------------------------------------------------------
     Total Assets                                                        52,847            170,939
--------------------------------------------------------------------------------------------------------
Liabilities:
   Payable for Capital Shares Redeemed                                       92                241
   Payable for Administration Fees                                            4                 13
   Payable for Distribution Fees                                              7                 27
   Payable for Management Fees                                               17                 65
   Payable to Custodian                                                     123                286
   Payable for Trustees' Fees                                                 2                  6
   Accrued Expenses                                                          54                193
--------------------------------------------------------------------------------------------------------
     Total Liabilities                                                      299                831
--------------------------------------------------------------------------------------------------------
Net Assets                                                           $   52,548        $   170,108
--------------------------------------------------------------------------------------------------------
Net Assets:
   Paid-in Capital ($0.001 par value, unlimited authorization)       $   50,905        $   166,586
   Accumulated Net Investment Loss                                         (157)            (1,266)
   Accumulated Net Realized Gain on Investments                           3,085             15,883
   Net Unrealized Depreciation on Investments                            (1,285)           (11,095)
--------------------------------------------------------------------------------------------------------
Net Assets                                                           $    52,548       $   170,108
--------------------------------------------------------------------------------------------------------
Net Assets - Class A                                                 $   13,543        $    50,058
Net Assets - Class C                                                     32,575            117,998
Net Assets - Class Z                                                        605                624
Net Assets - Institutional Class                                          5,825              1,428
--------------------------------------------------------------------------------------------------------
Outstanding Shares of Beneficial Interest - Class A                   1,224,517          4,297,211
Outstanding Shares of Beneficial Interest - Class C                   2,971,841         10,215,318
Outstanding Shares of Beneficial Interest - Class Z                      54,651             53,394
Outstanding Shares of Beneficial Interest - Institutional Class         525,146            122,515
--------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A^            $    11.06        $     11.65
--------------------------------------------------------------------------------------------------------
Maximum Offering Price per Share - Class A (Net Asset Value/94.25%)  $    11.73        $     12.36
--------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C+,^            $    10.96        $     11.55
--------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z^  $    11.08        $     11.69
--------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share -
   Institutional Class^                                              $    11.09        $     11.66
--------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                          Old Mutual           Old Mutual
                                                                      Asset Allocation      Asset Allocation
                                                                       Moderate Growth          Growth
                                                                          Portfolio            Portfolio
-------------------------------------------------------------------------------------------------------------
Assets:
   Investments in Affiliated Funds, at cost                             $   251,273          $   186,511
   Investments in Unaffiliated Funds, at cost                                 1,791                1,970
-------------------------------------------------------------------------------------------------------------
   Investments in Affiliated Funds, at value                            $   228,641          $   163,936
   Investments in Unaffiliated Funds, at value                                1,791                1,970
   Cash                                                                           -                    6
   Receivable for Capital Shares Sold                                           789                  314
   Receivable from Investment Adviser                                           131                  115
   Receivable from Dividends and Interest                                       173                    5
   Other Assets                                                                  28                   27
-------------------------------------------------------------------------------------------------------------
     Total Assets                                                           231,553              166,373
-------------------------------------------------------------------------------------------------------------
Liabilities:
   Payable for Capital Shares Redeemed                                          350                1,449
   Payable for Administration Fees                                               17                   13
   Payable for Distribution Fees                                                 38                   23
   Payable for Management Fees                                                  103                   88
   Payable to Custodian                                                         165                    -
   Payable for Trustees' Fees                                                     8                    6
   Accrued Expenses                                                             245                  221
-------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                          926                1,800
-------------------------------------------------------------------------------------------------------------
Net Assets                                                              $   230,627          $   164,573
-------------------------------------------------------------------------------------------------------------
Net Assets:
   Paid-in Capital ($0.001 par value, unlimited authorization)          $   226,704          $   166,605
   Accumulated Net Investment Loss                                           (2,548)              (2,475)
   Accumulated Net Realized Gain on Investments                              29,103               23,018
   Net Unrealized Depreciation on Investments                               (22,632)             (22,575)
-------------------------------------------------------------------------------------------------------------
Net Assets                                                              $   230,627          $   164,573
-------------------------------------------------------------------------------------------------------------
Net Assets - Class A                                                    $    55,415          $    50,667
Net Assets - Class C                                                        167,961               95,166
Net Assets - Class Z                                                            520                  670
Net Assets - Institutional Class                                              6,731               18,070
-------------------------------------------------------------------------------------------------------------
Outstanding Shares of Beneficial Interest - Class A                       4,485,996            3,933,399
Outstanding Shares of Beneficial Interest - Class C                      13,875,012            7,595,051
Outstanding Shares of Beneficial Interest - Class Z                          41,786               51,534
Outstanding Shares of Beneficial Interest - Institutional Class             541,115            1,391,641
-------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A^               $     12.35          $     12.88
-------------------------------------------------------------------------------------------------------------
Maximum Offering Price per Share - Class A (Net Asset Value/94.25%)     $     13.10          $     13.67
-------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C+,^               $     12.11          $     12.53
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z^     $     12.45          $     12.99
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share -
   Institutional Class^                                                 $     12.44          $     12.99
-------------------------------------------------------------------------------------------------------------

Amounts designated as "-" are either $0 or have been rounded to $0.

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

^ Net Assets divided by shares may not calculate to the stated NAV because these amounts are shown rounded.

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2008 (UNAUDITED)

-------------------------------------------------------------------------------------------------------
                                                                      Old Mutual         Old Mutual
                                                                  Asset Allocation     Asset Allocation
                                                                    Conservative         Balanced
                                                                      Portfolio          Portfolio
-------------------------------------------------------------------------------------------------------
Investment Income:
   Dividends from Affiliated Funds                                      $   366           $    939
   Dividends                                                                134              1,080
   Interest                                                                 447                967
   Less: Foreign Taxes Withheld                                              (3)               (22)
-------------------------------------------------------------------------------------------------------
     Total Investment Income                                                944              2,964
-------------------------------------------------------------------------------------------------------
Expenses:
   Management Fees                                                          136                559
   Administration Fees                                                       23                 87
   Trustees' Fees                                                             3                 11
   Custodian Fees                                                            25                 89
   Professional Fees                                                         13                 48
   Registration and SEC Fees                                                 17                 22
   Printing Fees                                                              4                 13
   Transfer Agent Fees                                                       62                 93
   Website Fees                                                               1                  7
   Distribution Fees:
     Class A Service Fees                                                    16                 65
     Class C Service Fees                                                    35                147
     Class C Distribution (12b-1) Fees                                      104                441
   Other Expenses                                                            20                 48
-------------------------------------------------------------------------------------------------------
     Total Expenses                                                         459              1,630
-------------------------------------------------------------------------------------------------------
Less:
   Waiver of Management Fees                                                (91)              (139)
   Expense Reduction(1)                                                      (1)                (3)
-------------------------------------------------------------------------------------------------------
     Net Expenses                                                           367              1,488
-------------------------------------------------------------------------------------------------------
   Net Investment Income                                                    577              1,476
-------------------------------------------------------------------------------------------------------
   Net Realized Gain from Investment Transactions                         3,362(2)          17,955(2)
   Net Realized Gain (Loss) on Foreign Currency Transactions                 59                 99
   Net Increase from Payments by Affiliates(3)                                -                  3
   Net Change in Unrealized Depreciation on Investments                  (3,274)           (23,034)
   Net Change in Unrealized Depreciation on Forward Foreign Currency
     Contracts and Foreign Currency Transactions                            (61)              (127)
-------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain (Loss) on Investments                    86             (5,104)
-------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Resulting from Operations            $ 663           $ (3,628)
-------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                       Old Mutual           Old Mutual
                                                                   Asset Allocation      Asset Allocation
                                                                    Moderate Growth          Growth
                                                                       Portfolio            Portfolio
----------------------------------------------------------------------------------------------------------
Investment Income:
   Dividends from Affiliated Funds                                      $    911             $    553
   Dividends                                                               1,157                1,547
   Interest                                                                  611                   28
   Less: Foreign Taxes Withheld                                              (39)                 (40)
----------------------------------------------------------------------------------------------------------
     Total Investment Income                                               2,640                2,088
----------------------------------------------------------------------------------------------------------
Expenses:
   Management Fees                                                           793                  627
   Administration Fees                                                       120                   90
   Trustees' Fees                                                             16                   12
   Custodian Fees                                                             82                  102
   Professional Fees                                                          62                   34
   Registration and SEC Fees                                                  22                   21
   Printing Fees                                                              24                   20
   Transfer Agent Fees                                                       190                  144
   Website Fees                                                               12                   11
   Distribution Fees:
     Class A Service Fees                                                     75                   72
     Class C Service Fees                                                    218                  129
     Class C Distribution (12b-1) Fees                                       654                  386
   Other Expenses                                                             49                   33
----------------------------------------------------------------------------------------------------------
     Total Expenses                                                        2,317                1,681
----------------------------------------------------------------------------------------------------------
Less:
   Waiver of Management Fees                                                (257)                (235)
   Expense Reduction(1)                                                       (6)                  (5)
----------------------------------------------------------------------------------------------------------
     Net Expenses                                                          2,054                1,441
----------------------------------------------------------------------------------------------------------
   Net Investment Income                                                     586                  647
----------------------------------------------------------------------------------------------------------
   Net Realized Gain from Investment Transactions                         31,586(2)            24,950(2)
   Net Realized Gain (Loss) on Foreign Currency Transactions                 115                   (4)
   Net Increase from Payments by Affiliates(3)                                 6                    5
   Net Change in Unrealized Depreciation on Investments                  (43,741)             (39,506)
   Net Change in Unrealized Depreciation on Forward Foreign Currency
     Contracts and Foreign Currency Transactions                            (112)                  (2)
----------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain (Loss) on Investments                (12,146)             (14,557)
----------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Resulting from Operations          $(11,560)            $(13,910)
----------------------------------------------------------------------------------------------------------


(1) All expense reductions are for transfer agent expenses. See note 2.

(2) Includes net realized gains recognized by the Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Moderate Growth Portfolio and Old Mutual Asset Allocation Growth Portfolio of $2,351, $12,170, $22,718 and $17,150, respectively, as a result of the transaction to change from a "fund of managers" structure to a "fund of funds" structure. See Note 1.

(3) See Note 2.

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000)

-----------------------------------------------------------------------------------------------------------------
                                                                      Old Mutual              Old Mutual
                                                                  Asset Allocation          Asset Allocation
                                                                    Conservative              Balanced
                                                                      Portfolio               Portfolio
-----------------------------------------------------------------------------------------------------------------
                                                               8/1/07 to    8/1/06 to    8/1/07 to    8/1/06 to
                                                               1/31/08       7/31/07      1/31/08      7/31/07
                                                             (Unaudited)                (Unaudited)
-----------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income (Loss)                                 $   577      $   920     $  1,476     $  1,681
   Net Realized Gain from Investments
     and Foreign Currency Transactions                            3,421          771       18,054        6,747
   Net Increase from Payments by Affiliates(1)                        -            -            3            -
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments, Forward
     Foreign Currency Contracts and
     Foreign Currency Transactions                               (3,335)       1,512      (23,161)       8,504
-----------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease)
     in Net Assets Resulting from Operations                        663        3,203       (3,628)      16,932
-----------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
   Net Investment Income:
     Class A                                                       (219)        (288)        (813)        (601)
     Class C                                                       (501)        (413)      (2,015)        (587)
     Class Z                                                         (9)          (6)          (9)          (4)
     Institutional Class                                            (96)        (159)         (91)        (222)
   Net Realized Gains from Investment Transactions:
     Class A                                                       (308)         (46)      (2,504)        (722)
     Class C                                                       (653)         (92)      (5,850)      (1,348)
     Class Z                                                        (14)           -          (32)           -
     Institutional Class                                           (138)         (25)         (71)        (234)
-----------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                             (1,938)      (1,029)     (11,385)      (3,718)
-----------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Class A
   Shares Issued                                                  2,761        7,150        9,818       17,743
   Shares Issued upon Reinvestment of Distributions                 440          258        2,634        1,016
   Shares Redeemed                                               (1,951)      (4,000)      (9,264)      (9,355)
-----------------------------------------------------------------------------------------------------------------
   Total Class A Capital Share Transactions                       1,250        3,408        3,188        9,404
-----------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                                 11,830       14,024       27,267       52,194
   Shares Issued upon Reinvestment of Distributions                 589          244        4,169          995
   Shares Redeemed                                               (4,825)      (7,920)     (11,864)     (13,208)
-----------------------------------------------------------------------------------------------------------------
   Total Class C Capital Share Transactions                       7,594        6,348       19,572       39,981
-----------------------------------------------------------------------------------------------------------------
   Class Z
   Shares Issued                                                    107          507           84          573
   Shares Issued upon Reinvestment of Distributions                  23            6           41            4
   Shares Redeemed                                                  (25)           -          (29)           -
-----------------------------------------------------------------------------------------------------------------
   Total Class Z Capital Share Transactions                         105          513           96          577
-----------------------------------------------------------------------------------------------------------------
   Institutional Class
   Shares Issued                                                      9          185          189        1,048
   Shares Issued upon Reinvestment of Distributions                 234          184          162          456
   Shares Redeemed                                                    -         (611)     (13,310)      (1,871)
-----------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions           243         (242)     (12,959)        (367)
-----------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived from Capital Shares
     Transactions                                                 9,192       10,027        9,897       49,595
-----------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                        7,917       12,201       (5,116)      62,809
-----------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period                                           44,631       32,430      175,224      112,415
-----------------------------------------------------------------------------------------------------------------
   End of Period                                                $52,548      $44,631     $170,108     $175,224
-----------------------------------------------------------------------------------------------------------------
Undistributed (Distributions in Excess of) Net Investment
   Income/(Accumulated Net Investment Loss)                     $  (157)     $    91     $ (1,266)    $    186
-----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                   Old Mutual                Old Mutual
                                                               Asset Allocation           Asset Allocation
                                                                Moderate Growth               Growth
                                                                   Portfolio                 Portfolio
---------------------------------------------------------------------------------------------------------------
                                                               8/1/07 to    8/1/06 to    8/1/07 to    8/1/06 to
                                                                1/31/08      7/31/07      1/31/08      7/31/07
                                                              (Unaudited)               (Unaudited)
---------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income (Loss)                                $    586     $    701     $    647     $   (165)
   Net Realized Gain from Investments
     and Foreign Currency Transactions                           31,701       10,149       24,946        7,260
   Net Increase from Payments by Affiliates(1)                        6            -            5            -
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments, Forward
     Foreign Currency Contracts and
     Foreign Currency Transactions                              (43,853)      15,652      (39,508)      12,911
---------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease)
     in Net Assets Resulting from Operations                    (11,560)      26,502      (13,910)      20,006
---------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
   Net Investment Income:
     Class A                                                       (692)        (288)        (823)           -
     Class C                                                     (2,629)         (37)      (1,844)           -
     Class Z                                                         (6)           -          (10)           -
     Institutional Class                                            (77)         (63)        (259)           -
   Net Realized Gains from Investment Transactions:
     Class A                                                     (2,936)        (855)      (2,674)        (696)
     Class C                                                     (8,937)      (2,019)      (4,960)      (1,187)
     Class Z                                                        (27)           -          (33)           -
     Institutional Class                                           (351)        (137)        (897)        (314)
---------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                            (15,655)      (3,399)     (11,500)      (2,197)
---------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Class A
   Shares Issued                                                  8,143       24,638       10,385       28,470
   Shares Issued upon Reinvestment of Distributions               2,736          853        2,429          463
   Shares Redeemed                                               (8,135)     (19,562)     (10,012)      (9,298)
---------------------------------------------------------------------------------------------------------------
   Total Class A Capital Share Transactions                       2,744        5,929        2,802       19,635
---------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                                 37,399       74,395       18,429       49,791
   Shares Issued upon Reinvestment of Distributions               5,832        1,043        4,253          726
   Shares Redeemed                                              (16,604)     (24,565)      (9,033)     (13,067)
---------------------------------------------------------------------------------------------------------------
   Total Class C Capital Share Transactions                      26,627       50,873       13,649       37,450
---------------------------------------------------------------------------------------------------------------
   Class Z
   Shares Issued                                                     14          515           85          638
   Shares Issued upon Reinvestment of Distributions                  33            -           43            -
   Shares Redeemed                                                    -            -           (7)           -
---------------------------------------------------------------------------------------------------------------
   Total Class Z Capital Share Transactions                          47          515          121          638
---------------------------------------------------------------------------------------------------------------
   Institutional Class
   Shares Issued                                                    368        4,463        2,610        7,288
   Shares Issued upon Reinvestment of Distributions                 428          200        1,155          314
   Shares Redeemed                                               (6,875)        (943)      (8,489)        (915)
---------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions        (6,079)       3,720       (4,724)       6,687
---------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived from Capital Shares
     Transactions                                                23,339       61,037       11,848       64,410
---------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                       (3,876)      84,140      (13,562)      82,219
---------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period                                          234,503      150,363      178,135       95,916
---------------------------------------------------------------------------------------------------------------
   End of Period                                               $230,627     $234,503     $164,573     $178,135
---------------------------------------------------------------------------------------------------------------
Undistributed (Distributions in Excess of) Net Investment
   Income/(Accumulated Net Investment Loss)                    $ (2,548)    $    270     $ (2,475)    $   (186)
---------------------------------------------------------------------------------------------------------------

(1) See note 2.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED) AND FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2008 (UNAUDITED)




                                   Realized
             Net                      and                                                                              Net
            Asset       Net       Unrealized                           Dividends    Distributions       Total         Asset
            Value    Investment      Gains                    Total     from Net        from          Dividends       Value
          Beginning    Income     (Losses) on  Redemption     from     Investment      Capital           and           End
          of Period   (Loss)*     Securities*     Fees     Operations   Income          Gains       Distributions   of Period
------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO
Class A
2008       $11.30      $0.16        $0.06         $-        $0.22      $(0.19)        $(0.27)         $(0.46)       $11.06
2007        10.64       0.30         0.69          -         0.99       (0.28)         (0.05)          (0.33)        11.30
2006        10.53       0.26         0.10          -         0.36       (0.20)         (0.05)          (0.25)        10.64
2005**      10.00       0.16         0.47          -         0.63       (0.10)             -           (0.10)        10.53
Class C
2008       $11.25      $0.12        $0.06         $-        $0.18      $(0.20)        $(0.27)         $(0.47)       $10.96
2007        10.60       0.22         0.68          -         0.90       (0.20)         (0.05)          (0.25)        11.25
2006        10.50       0.18         0.10          -         0.28       (0.13)         (0.05)          (0.18)        10.60
2005**      10.00       0.10         0.47          -         0.57       (0.07)             -           (0.07)        10.50
Class Z
2008       $11.30      $0.18        $0.06         $-        $0.24      $(0.19)        $(0.27)         $(0.46)       $11.08
2007        10.65       0.34         0.67          -         1.01       (0.31)         (0.05)          (0.36)        11.30
2006***     10.60       0.19         0.09          -         0.28       (0.18)         (0.05)          (0.23)        10.65
Institutional Class
2008       $11.32      $0.18        $0.05         $-        $0.23      $(0.19)        $(0.27)         $(0.46)       $11.09
2007        10.65       0.33         0.70          -         1.03       (0.31)         (0.05)          (0.36)        11.32
2006        10.54       0.29         0.10          -         0.39       (0.23)         (0.05)          (0.28)        10.65
2005**      10.00       0.16         0.50          -         0.66       (0.12)             -           (0.12)        10.54
------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO
Class A
2008       $12.68      $0.14        $(0.36)#      $-        $(0.22)    $(0.19)        $(0.62)         $(0.81)       $11.65
2007        11.45       0.20          1.41         -          1.61      (0.17)         (0.21)          (0.38)        12.68
2006        11.02       0.16          0.47         -          0.63      (0.12)         (0.08)          (0.20)        11.45
2005**      10.00       0.10          0.98         -          1.08      (0.06)             -           (0.06)        11.02
Class C
2008       $12.64      $0.09        $(0.35)#      $-        $(0.26)    $(0.21)        $(0.62)         $(0.83)       $11.55
2007        11.42       0.10          1.41         -          1.51      (0.08)         (0.21)          (0.29)        12.64
2006        11.00       0.07          0.48         -          0.55      (0.05)         (0.08)          (0.13)        11.42
2005**      10.00       0.03          1.00         -          1.03      (0.03)             -           (0.03)        11.00
Class Z
2008       $12.70      $0.15        $(0.36)#      $-        $(0.21)    $(0.18)        $(0.62)         $(0.80)       $11.69
2007        11.46       0.26          1.39         -          1.65      (0.20)         (0.21)          (0.41)        12.70
2006***     11.26       0.12          0.28         -          0.40      (0.12)         (0.08)          (0.20)        11.46
Institutional Class
2008       $12.71      $0.18        $(0.39)#      $-        $(0.21)    $(0.22)        $(0.62)         $(0.84)       $11.66
2007        11.46       0.23          1.43         -          1.66      (0.20)         (0.21)          (0.41)        12.71
2006        11.04       0.19          0.46         -          0.65      (0.15)         (0.08)          (0.23)        11.46
2005**      10.00       0.10          1.01         -          1.11      (0.07)             -           (0.07)        11.04
------------------------------------------------------------------------------------------------------------------------------

                                                           Ratio of
                                                         Expenses to
                                                         Average Net      Ratio of Net
                           Net                              Assets         Investment
                         Assets           Ratio          (Excluding          Income
                           End        of Expenses        Waivers and         (Loss)       Portfolio
            Total       of Period      to Average          Expense         to Average     Turnover
           Return+        (000)     Net Assets++,(1)   Reductions++,(1)   Net Assets++      Rate+
----------------------------------------------------------------------------------------------------
OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO
Class A
2008        1.92%      $ 13,543         1.17%               1.62%            2.87%         41.40%
2007        9.40%        12,605         1.50%               1.94%            2.73%        130.47%
2006        3.39%         8,588         1.50%               2.35%            2.46%        146.84%
2005**      6.36%         6,684         1.50%               4.68%            1.87%        170.31%
Class C
2008        1.58%      $ 32,575         1.91%               2.24%            2.12%         41.40%
2007        8.57%        25,812         2.25%               2.57%            1.98%        130.47%
2006        2.63%        18,253         2.25%               2.75%            1.74%        146.84%
2005**      5.75%         7,914         2.25%               4.92%            1.15%        170.31%
Class Z
2008        2.11%      $    605         0.91%               4.25%            3.13%         41.40%
2007        9.55%           514         1.25%              11.45%            3.01%        130.47%
2006***     2.63%             1         1.25%             757.79%            2.80%        146.84%
Institutional Class
2008        1.97%      $  5,825         0.92%               1.18%            3.13%         41.40%
2007        9.74%         5,700         1.25%               1.60%            2.98%        130.47%
2006        3.64%         5,588         1.25%               1.75%            2.71%        146.84%
2005**      6.60%         5,193         1.25%               6.95%            1.82%        170.31%
----------------------------------------------------------------------------------------------------
OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO
Class A
2008       (1.96)%#    $ 50,058         1.19%               1.35%            2.14%         38.79%
2007       14.20%        51,321         1.55%               1.69%            1.59%        121.42%
2006        5.76%        37,679         1.55%               1.82%            1.40%        129.99%
2005**     10.83%        19,481         1.55%               4.42%            1.13%        125.19%
Class C
2008       (2.36)%#    $117,997         1.93%               2.08%            1.39%         38.79%
2007       13.38%       109,348         2.30%               2.44%            0.85%        121.42%
2006        5.00%        61,845         2.30%               2.54%            0.66%        129.99%
2005**     10.31%        24,342         2.30%               4.92%            0.38%        125.19%
Class Z
2008       (1.88)%#    $    624         0.93%               4.02%            2.38%         38.79%
2007       14.55%           586         1.30%              11.24%            2.02%        121.42%
2006***     3.57%             1         1.30%             771.22%            1.60%        129.99%
Institutional Class
2008       (1.93)%#    $  1,428         1.22%               1.38%            2.88%         38.79%
2007       14.64%        13,969         1.30%               1.39%            1.84%        121.42%
2006        5.91%        12,890         1.30%               1.47%            1.64%        129.99%
2005**     11.15%        11,303         1.30%               6.08%            1.14%        125.19%
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS - concluded

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED) AND FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2008 (UNAUDITED)



                                  Realized
             Net                     and                                                                               Net
            Asset       Net      Unrealized                            Dividends    Distributions       Total         Asset
            Value    Investment     Gains                    Total      from Net        from          Dividends       Value
          Beginning    Income    (Losses) on  Redemption     from      Investment      Capital           and           End
          of Period   (Loss)*    Securities*     Fees     Operations    Income          Gains       Distributions   of Period
-------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO
Class A
2008       $13.76      $ 0.07       $(0.64)#      $-        $(0.57)     $(0.15)        $(0.69)         $(0.84)       $12.35
2007        12.07        0.11         1.86         -          1.97       (0.07)         (0.21)          (0.28)        13.76
2006        11.30        0.09         0.76         -          0.85       (0.03)         (0.05)          (0.08)        12.07
2005**      10.00        0.06         1.25         -          1.31       (0.01)             -           (0.01)        11.30
Class C
2008       $13.59      $ 0.02       $(0.62)#      $-        $(0.60)     $(0.19)        $(0.69)         $(0.88)       $12.11
2007        11.95        0.01         1.84         -          1.85           -          (0.21)          (0.21)        13.59
2006        11.24           -         0.76         -          0.76           -          (0.05)          (0.05)        11.95
2005**      10.00           -         1.24         -          1.24           -              -              -          11.24
Class Z
2008       $13.84      $ 0.09       $(0.64)#      $-        $(0.55)     $(0.15)        $(0.69)         $(0.84)       $12.45
2007        12.12        0.20         1.83         -          2.03       (0.10)         (0.21)          (0.31)        13.84
2006***     11.70        0.08         0.43         -          0.51       (0.04)         (0.05)          (0.09)        12.12
Institutional Class
2008       $13.82      $ 0.09       $(0.64)#      $-        $(0.55)     $(0.14)        $(0.69)         $(0.83)       $12.44
2007        12.12        0.15         1.86         -          2.01       (0.10)         (0.21)          (0.31)        13.82
2006        11.33        0.12         0.76         -          0.88       (0.04)         (0.05)          (0.09)        12.12
2005**      10.00        0.07         1.27         -          1.34       (0.01)             -           (0.01)        11.33
-------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO
Class A
2008       $14.82      $ 0.08       $(1.13)#      $-        $(1.05)     $(0.20)        $(0.69)         $(0.89)       $12.88
2007        12.70        0.03         2.34         -          2.37           -          (0.25)          (0.25)        14.82
2006        11.68        0.02         1.12         -          1.14       (0.02)         (0.10)          (0.12)        12.70
2005**      10.00        0.03         1.66         -          1.69       (0.01)             -           (0.01)        11.68
Class C
2008       $14.53      $ 0.02       $(1.09)#      $-        $(1.07)     $(0.24)        $(0.69)         $(0.93)       $12.53
2007        12.55       (0.07)        2.30         -          2.23           -          (0.25)          (0.25)        14.53
2006        11.61       (0.07)        1.11         -          1.04           -          (0.10)          (0.10)        12.55
2005**      10.00       (0.04)        1.65         -          1.61           -              -               -         11.61
Class Z
2008       $14.91      $ 0.10       $(1.14)#      $-        $(1.04)     $(0.19)        $(0.69)         $(0.88)       $12.99
2007        12.74        0.12         2.30         -          2.42           -          (0.25)          (0.25)        14.91
2006***     12.23        0.03         0.61         -          0.64       (0.03)         (0.10)          (0.13)        12.74
Institutional Class
2008       $14.91      $ 0.10       $(1.14)#      $-        $(1.04)     $(0.19)        $(0.69)         $(0.88)       $12.99
2007        12.75        0.07         2.34         -          2.41           -          (0.25)          (0.25)        14.91
2006        11.70        0.06         1.12         -          1.18       (0.03)         (0.10)          (0.13)        12.75
2005**      10.00        0.04         1.67         -          1.71       (0.01)             -           (0.01)        11.70
-------------------------------------------------------------------------------------------------------------------------------

                                                            Ratio of
                                                          Expenses to
                                                          Average Net      Ratio of Net
                            Net                              Assets         Investment
                          Assets           Ratio          (Excluding          Income
                            End        of Expenses        Waivers and         (Loss)       Portfolio
             Total       of Period      to Average          Expense         to Average     Turnover
            Return+        (000)     Net Assets++,(1)   Reductions++,(1)   Net Assets++      Rate+
-----------------------------------------------------------------------------------------------------
OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO
Class A
2008         (4.46)%#    $ 55,415         1.17%               1.49%             1.01%        36.82%
2007         16.49%        58,969         1.55%               1.73%             0.84%       112.42%
2006          7.58%        46,242         1.55%               1.91%             0.76%       111.99%
2005**       13.11%        17,736         1.55%               4.92%             0.70%        98.50%
Class C
2008         (4.77)%#    $167,961         1.91%               2.08%             0.25%        36.82%
2007         15.63%       161,855         2.30%               2.43%             0.09%       112.42%
2006          6.80%        95,984         2.30%               2.62%             0.01%       111.99%
2005**       12.44%        30,905         2.30%               5.44%            (0.03)%       98.50%
Class Z
2008         (4.33)%#    $    520         0.90%               4.47%             1.27%        36.82%
2007         16.91%           530         1.30%              11.43%             1.40%       112.42%
2006***       4.45%             1         1.30%             764.76%             0.98%       111.99%
Institutional Class
2008         (4.28)%#    $  6,731         1.00%               1.11%             1.25%        36.82%
2007         16.74%        13,149         1.30%               1.37%             1.12%       112.42%
2006          7.86%         8,136         1.30%               1.56%             1.00%       111.99%
2005**       13.43%         6,279         1.30%               6.81%             0.79%        98.50%
-----------------------------------------------------------------------------------------------------
OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO
Class A
2008         (7.50)%#    $ 50,667         1.18%               1.46%             1.10%        36.31%
2007         18.76%        55,755         1.60%               1.83%             0.24%       104.92%
2006          9.75%        30,459         1.60%               2.22%             0.17%        94.12%
2005**       16.91%        10,443         1.60%               5.02%             0.33%        59.93%
Class C
2008         (7.81)%#    $ 95,166         1.92%               2.20%             0.34%        36.31%
2007         17.86%        96,805         2.35%               2.56%            (0.50)%      104.92%
2006          8.97%        50,152         2.35%               2.93%            (0.58)%       94.12%
2005**       16.15%        13,256         2.35%               5.63%            (0.44)%       59.93%
Class Z
2008         (7.40)%#    $    670         0.92%               3.76%             1.33%        36.31%
2007         19.09%           648         1.35%              10.49%             0.77%       104.92%
2006***       5.23%             1         1.35%             758.31%             0.39%        94.12%
Institutional Class
2008         (7.40)%#    $ 18,070         0.98%               1.07%             1.41%        36.31%
2007         19.00%        24,927         1.35%               1.38%             0.51%       104.92%
2006         10.08%        15,304         1.35%               1.68%             0.47%        94.12%
2005**       17.13%         6,255         1.35%               7.19%             0.43%        59.93%
-----------------------------------------------------------------------------------------------------

  * Per share amounts for the year or period are calculated based on average outstanding shares.
 ** Fund commenced operations September 30, 2004.
*** Class commenced operations on December 9, 2005.
  # Impact of  payment  to  affiliate  was less than  $0.01 per share and 0.01%, respectively.
  + Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Advisor during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charges.
 ++ Ratios for periods less than one year have been  annualized.
(1) Ratio does not include  expenses of the  underlying  funds.
Amounts  designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF JANUARY 31, 2008 (UNAUDITED)


1. ORGANIZATION
--------------------------------------------------------------------------------
Old Mutual Funds I (the "Trust"), organized as a Delaware statutory trust on May 27, 2004, is registered under the Investment Company Act of 1940, as amended
(the "1940 Act"), as an open-end management investment company. The Trust currently offers fifteen series portfolios, of which the following are covered by this Semi-Annual Report - the Old Mutual Asset Allocation Conservative Portfolio, the Old Mutual Asset Allocation Balanced Portfolio, the Old Mutual Asset Allocation Moderate Growth Portfolio and the Old Mutual Asset Allocation Growth Portfolio (each a "Fund" and collectively, the "Funds"). The Funds commenced operations on September 30, 2004.

The Trust's series portfolios whose financial statements are presented separately are the Old Mutual Analytic Defensive Equity Fund, the Old Mutual Analytic Global Defensive Equity Fund, the Old Mutual Clay Finlay China Fund, the Old Mutual Clay Finlay Emerging Markets Fund, the Old Mutual International Equity Fund, the Old Mutual Copper Rock Emerging Growth Fund, the Old Mutual International Bond Fund, the Old Mutual Provident Mid-Cap Growth Fund, the Old Mutual VA Asset Allocation Conservative Portfolio, the Old Mutual VA Asset Allocation Balanced Portfolio and the Old Mutual VA Asset Allocation Moderate Growth Portfolio. In addition, the Trust has registered three other portfolios, the Old Mutual VA Asset Allocation Growth Portfolio, the Old Mutual Analytic VA Defensive Equity Portfolio and the Old Mutual Analytic VA Global Defensive Equity Portfolio; however, these portfolios are not currently offered for sale.

Shareholders may purchase shares of the Funds through four separate classes, Class A, Class C, Class Z and Institutional Class shares. All classes have equal rights as to earnings, assets and voting privileges, except that each class may have different distribution costs, dividends, registration costs and shareholder services costs and each class has exclusive voting rights with respect to its distribution plan. Except for these differences, each share class of each Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified management investment company. The Funds' prospectus provides a description of each Fund's investment objective, policies and investment strategies.

Prior to November 19, 2007, each Fund was run under a "fund of managers" structure and invested directly in equity and fixed income security positions. Effective November 19, 2007, each Fund is a "fund of funds" which seeks to achieve its investment objective by investing in a portfolio of affiliated underlying equity and fixed income funds that are advised by Old Mutual Capital, Inc., the Fund's investment adviser. In addition, a portion of its assets may be invested in cash, cash equivalents, or in money market funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed income securities. Under normal circumstances, the Funds expect to invest their assets among equity and fixed income funds in the following ranges:

Fund                                                            Equity Fund Allocation     Fixed Income Fund Allocation
-------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio                     20 - 40%                   60 - 80%
Old Mutual Asset Allocation Balanced Portfolio                         50 - 70%                   30 - 50%
Old Mutual Asset Allocation Moderate Growth Portfolio                  70 - 90%                   10 - 30%
Old Mutual Asset Allocation Growth Portfolio                          85 - 100%                    0 - 10%
-------------------------------------------------------------------------------------------------------------------------

On November 19, 2007, the Funds exchanged all of the investment securities and cash held in the Funds within each mandate, for Institutional Class shares of underlying funds with similar investment objectives. A brief description of each of the underlying funds that the Funds currently invest in is as follows.

Old Mutual Advantage Growth Fund seeks long-term capital growth. To pursue its objective, the fund normally invests at least 65% of its net assets in equity securities of medium and large-cap companies with favorable growth prospects, as evidenced by such factors as superior revenue growth, high quality of earnings, global distribution, and strong competitive advantages.

Old Mutual Analytic U.S. Long/Short Fund seeks above-average total returns. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose securities are traded in U.S. markets. While the fund may invest in companies of any size, it generally invests in large and mid-cap companies. The Fund may also invest in long and short positions of publicly traded equity securities. The fund's long and short positions may include equity securities of foreign issuers that are traded in U.S. markets. The fund generally takes long equity positions equal to approximately 120% of the fund's equity assets excluding cash, and short equity positions equal to approximately 20% of the fund's equity assets at the time of investment. The fund's long equity exposure ordinarily ranges from 110% to 125% of the fund's net assets and its short equity exposure ordinarily ranges from 10% to 33% of the fund's net assets. The cash received from short sales may be used to invest in long equity positions.

Old Mutual Barrow Hanley Core Bond Fund seeks to maximize total return. To pursue its objective, the fund normally invests at least 80% of its net assets in fixed income securities of varying maturities. Fixed income securities may include: U.S. government securities including Treasury and agency securities, corporate obligations, inflation-indexed securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The fund may invest up to 25% of its total assets in U.S. dollar denominated foreign debt obligations. The fund may also invest up to 20% of its total assets in non-investment grade securities. The fund has no limitations on the range of maturities of the fixed income securities in which it can invest and will maintain an average portfolio duration that ranges from 80% to 120% of the average duration of the Lehman Brothers U.S. Aggregate Index. The sub-adviser will attempt to maintain an overall weighted average portfolio credit quality at a rating of "AA" (or equivalent) or higher from any nationally recognized statistical rating organization.

AS OF JANUARY 31, 2008 (UNAUDITED)


Old Mutual Barrow Hanley Value Fund seeks long-term capital growth. The fund is a non-diversified fund. To pursue its objective, the fund normally invests in equity securities of large and mid-cap companies with value characteristics. Undervalued stocks are generally those stocks that are out of favor with investors and, in the opinion of the fund's sub-adviser, are trading at prices that are below average at the time of purchase in relation to such measures as earnings and book value. These stocks often have above average dividend yields.

Old Mutual Clay Finlay Emerging Markets Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by companies in emerging market countries. The fund normally emphasizes equity securities in its portfolio. Equity securities in which the fund may invest include common stocks, preferred stocks, securities convertible into common stocks, depository receipts, rights, and warrants. The fund normally invests in at least 6 emerging market countries, and will not invest more than 35% of assets in securities of issuers in any one emerging country. The fund may also invest up to 20% of assets in debt securities of corporate and government emerging country issuers and in equity and debt securities of corporate issuers and debt securities of corporate and government issuers in developing countries.

Old Mutual Developing Growth Fund seeks long-term capital growth. To pursue this objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies with growth characteristics at the time of purchase.

Old Mutual Discover Value Fund seeks to provide investors with long-term capital growth. To pursue its objective, the fund normally invests at least 65% of its assets in equity securities of small cap companies with value characteristics. The fund may also invest in larger companies if they represent better prospects for capital appreciation. Although the fund normally invests in equity securities of U.S. companies, it may invest up to 20% of its total assets in foreign securities.

Old Mutual Dwight High Yield Fund seeks to provide investors with a high level of current income. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield, below investment-grade securities including high-yield corporate bonds and loans, municipal bonds, mortgage-backed and asset-backed securities, income-producing convertible securities, and preferred stocks. The fund may invest up to 30% of its assets in foreign securities. The fund may also invest in derivative instruments such as options, futures contracts, credit default swaps, and swaps and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls. Dwight seeks to maintain a minimum average credit quality for the fund's investments at a rating of "B" (or equivalent) or higher from any NRSRO. The fund's investment duration typically ranges from 75% to 125% of the average duration of the Lehman Brothers U.S. Corporate High Yield Index.

Old Mutual Dwight Intermediate Fixed Income Fund seeks a high level of current income consistent with relative stability of principal. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities of varying maturities. The fund generally invests in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities. The fund may also invest in derivative instruments such as options, futures contracts, and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls. The fund's investment duration typically ranges from 75% to 125% of the average duration of the Lehman Brothers Intermediate Aggregate Bond Index. The fund's dollar weighted average maturity will typically be between 3 and 10 years.

Old Mutual Focused Fund seeks above-average total returns over a 3 to 5 year market cycle. The fund is a non-diversified fund. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small, medium and large-cap companies. While the fund may invest in companies of any market capitalization, the fund generally invests in large-cap companies that the fund's sub-adviser, believes have sustainable long-term growth prospects but are currently trading at modest relative valuations.

Old Mutual Heitman REIT Fund seeks to provide investors with a high total return consistent with reasonable risk. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry, including real estate investment trusts ("REITs"). The fund's sub-adviser considers a company to be principally engaged in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate.

Old Mutual International Bond Fund seeks high total return and, when consistent with total return, income. To pursue its objective, the fund normally invests in fixed income securities of foreign government and corporate issuers. Those fixed income securities, referred to as "bonds," generally include long-term and short term government bonds, participation interests in loans, corporate debt obligations, "structured" notes, and other debt obligations. The Fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in "bonds" and invests in at least three countries other than the United States.

Old Mutual International Equity Fund seeks long-term capital appreciation. To pursue its objective, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. issuers. The fund allocates its assets to securities of issuers located in at least 3 non-U.S. countries and may invest in both developed and emerging markets. Generally, the fund limits its investments in any country to 25% or less of its total assets. However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound, or the euro.

Old Mutual Mid-Cap Fund seeks above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-cap companies. For purposes of this fund, mid-cap companies are those companies with market capitalizations similar to the companies in the S&P MidCap 400 Index.

Old Mutual Provident Mid-Cap Growth Fund seeks to provide investors long-term capital appreciation. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of mid-cap companies with favorable growth prospects. For purposes of the fund, mid-cap companies are those companies with market capitalizations within the range of companies in the Russell Mid-Cap Growth Index.

Old Mutual TS&W Mid-Cap Value Fund seeks long-term growth. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-cap companies with value characteristics. For purposes of this fund, mid-cap companies are those companies with market capitalizations similar to the companies in the Russell MidCap(R) Value Index.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation - Investments in underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day. The prospectuses for the underlying funds explain the circumstances under which the underlying funds may use fair value pricing and its effects. Investment securities of a Fund that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open (the "Valuation Time"), or, if there is no such reported sale at the Valuation Time, at the most recent quoted bid price reported by the exchange or the OTC market. For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day will be used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Board of Trustees of the Trust (the "Board."). The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, securities are valued in accordance with Fair Value Procedures established by the Board. The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued Securities for purposes of calculating a Fund's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Fund's investment adviser, Old Mutual Capital, Inc. (the "Adviser"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such

AS OF JANUARY 31, 2008 (UNAUDITED)

as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income, dividend expense on securities sold short and distributions to shareholders are recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared at least annually, if available, except Old Mutual Asset Allocation Conservative Portfolio and Old Mutual Asset Allocation Balanced Portfolio, for which dividends are declared at least quarterly, if available. Distributions of net realized capital gains, for each Fund, are generally made to shareholders annually, if available.

Foreign Withholding Taxes - Prior to transitioning to a "fund of funds" structure, the Funds may have been subject to taxes imposed by countries in which they invested with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Forward Foreign Currency Contracts - Prior to transitioning to a "fund of funds" structure, some of the Funds entered into forward foreign currency contracts as hedges against specific transactions, fund positions or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded accordingly. The Funds realize gains and losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

Investments in Real Estate Investment Trusts - Prior to transitioning to a "fund of funds" structure, some of the Funds invested in REITs. Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

TBA Purchase Commitments - Prior to transitioning to a "fund of funds" structure, some of the Funds entered into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

Mortgage Dollar Rolls - Prior to transitioning to a "fund of funds" structure, some of the Funds entered into mortgage dollar rolls (principally using TBAs) in which each Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Funds report gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

Futures Contracts - Prior to transitioning to a "fund of funds" structure, some of the Funds utilized futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Funds will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction.

Options - Prior to transitioning to a "fund of funds" structure, some of the Funds have written or purchased financial options contracts primarily to hedge against changes in security prices, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option.

Collateralized Mortgage Obligations (CMOs) - Prior to transitioning to a "fund of funds" structure, some of the Funds invested directly in CMOs. CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation or Federal National Mortgage Association and their income streams.

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. CMOs are often highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise pre-pay their loans. Investors in these securities may not only be subject to this prepayment risk, but also may be exposed to significant market and liquidity risks. Investors in privately backed CMOs may be exposed to significant credit risk resulting from delinquencies or defaults in the loans backing the mortgage pool.

Payments by Affiliate - During the six-month period ended January 31, 2008, the Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Moderate Growth Portfolio and Old Mutual Asset Allocation Growth Portfolio were reimbursed by a sub-advisor for trading errors of $3,092, $5,613, and $4,971, respectively.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day. Additionally, each Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

AS OF JANUARY 31, 2008 (UNAUDITED)

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent expenses shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately.

The Funds impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the fee by crediting Paid-in Capital. For the six-month period ended January 31, 2008, there were no material redemption fees earned by the Funds.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------
Investment Adviser - Old Mutual Capital, Inc. is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a direct, wholly owned subsidiary of OM Group (UK) Limited, which is a direct, wholly owned subsidiary of Old Mutual plc., a London-Exchange listed international financial services firm. The Funds and the Adviser are parties to Investment Advisory Agreements (the "Advisory Agreements"), under which the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund. Prior to November 19, 2007, the Adviser was paid as follows (under the "fund of managers" structure):

                                                               Management Fee              Asset Level
------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio                0.850%            Less than $1 billion
                                                                  0.825%            From $1 billion to $2 billion
                                                                  0.800%            From $2 billion to $3 billion
                                                                  0.775%            Greater than $3 billion

Old Mutual Asset Allocation Balanced Portfolio                    0.900%            Less than $1 billion
                                                                  0.875%            From $1 billion to $2 billion
                                                                  0.850%            From $2 billion to $3 billion
                                                                  0.825%            Greater than $3 billion

Old Mutual Asset Allocation Moderate Growth Portfolio             0.900%            Less than $1 billion
                                                                  0.875%            From $1 billion to $2 billion
                                                                  0.850%            From $2 billion to $3 billion
                                                                  0.825%            Greater than $3 billion

Old Mutual Asset Allocation Growth Portfolio                      0.950%            Less than $1 billion
                                                                  0.925%            From $1 billion to $2 billion
                                                                  0.900%            From $2 billion to $3 billion
                                                                  0.875%            Greater than $3 billion
------------------------------------------------------------------------------------------------------------------

Effective November 19, 2007, the Adviser is paid the following rate (under the "fund of funds" structure):

                                                               Management Fee              Asset Level
------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio                0.200%            Less than $1 billion
                                                                  0.175%            From $1 billion to $2 billion
                                                                  0.150%            From $2 billion to $3 billion
                                                                  0.125%            Greater than $3 billion

Old Mutual Asset Allocation Balanced Portfolio                    0.200%            Less than $1 billion
                                                                  0.175%            From $1 billion to $2 billion
                                                                  0.150%            From $2 billion to $3 billion
                                                                  0.125%            Greater than $3 billion

Old Mutual Asset Allocation Moderate Growth Portfolio             0.250%            Less than $1 billion
                                                                  0.225%            From $1 billion to $2 billion
                                                                  0.200%            From $2 billion to $3 billion
                                                                  0.175%            Greater than $3 billion

Old Mutual Asset Allocation Growth Portfolio                      0.250%            Less than $1 billion
                                                                  0.225%            From $1 billion to $2 billion
                                                                  0.200%            From $2 billion to $3 billion
                                                                  0.175%            Greater than $3 billion
------------------------------------------------------------------------------------------------------------------

Expense Limitation Agreements - In the interest of limiting expenses of the Funds, the Adviser has entered into an expense limitation agreement ("Expense Limitation Agreement") pursuant to which the Adviser has agreed, in writing, to waive or limit its fees and to assume other expenses of the Funds to the extent necessary to limit the total annual expenses (including acquired (underlying) fund fees and expenses) to a specified percentage of the Funds' average daily net assets through the dates specified below.

The expense limitations are as follows:

                                                                                            Institutional         Expiration Date
                                                           Class A    Class C    Class Z       Class          of Expense Limitation
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio          1.50%      2.25%      1.25%         1.25%           December 31, 2008
Old Mutual Asset Allocation Balanced Portfolio              1.55%      2.30%      1.30%         1.30%           December 31, 2008
Old Mutual Asset Allocation Moderate Growth Portfolio       1.55%      2.30%      1.30%         1.30%           December 31, 2008
Old Mutual Asset Allocation Growth Portfolio                1.60%      2.35%      1.35%         1.35%           December 31, 2008
------------------------------------------------------------------------------------------------------------------------------------

Reimbursement by the Funds of the advisory fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of the Fund to exceed the expense limitation. Consequently, no reimbursement by these Funds will be made unless: (i) the Fund's assets exceed $75 million; (ii) such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed; and (iii) the payment of such reimbursement was approved by the Board. Moreover, to the extent that the Adviser reimburses advisory fees or absorbs operating expenses of a Fund, the Adviser may seek payment of such amounts within two fiscal years after the fiscal year in which fees were reimbursed or absorbed. At January 31, 2008, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows:

                                                             Expires 2008          Expires 2009          Expires 2010         Total
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio             $  168                $  155                 $  91           $  414
Old Mutual Asset Allocation Balanced Portfolio                    206                   200                   139              545
Old Mutual Asset Allocation Moderate Growth Portfolio             342                   268                   257              867
Old Mutual Asset Allocation Growth Portfolio                      333                   261                   235              829
------------------------------------------------------------------------------------------------------------------------------------

Sub-Advisory Agreements - The Trust, on behalf of the Funds, and the Adviser have entered into a sub-advisory agreement (the "Ibbotson Sub-Advisory Agreement") with Ibbotson Associates Advisors, LLC ("Ibbotson"). Ibbotson is a wholly owned subsidiary of Ibbotson Associates, Inc., which is a wholly owned subsidiary of Morningstar, Inc. For the services provided and expenses incurred pursuant to the Ibbotson Sub-Advisory Agreement, Ibbotson is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of each of the Funds, which is computed and paid monthly at an annual rate equal to the greater of (i) 0.08% for average

AS OF JANUARY 31, 2008 (UNAUDITED)

daily net assets up to $250 million, 0.07% for average daily net assets from $250 million to $500 million, 0.06% for average daily net assets from $500 million to $750 million, 0.05% for average daily net assets from $750 million to $1 billion, 0.04% for average daily net assets from $1 billion to $2 billion and 0.03% for average daily net assets over $2 billion, or (ii) $200,000.

Under the "fund of managers" structure, the Trust, on behalf of the Funds, and the Adviser entered into a sub-advisory agreement (the "Acadian Sub-Advisory
Agreement") with Acadian Asset Management, LLC ("Acadian"). Acadian is a majority owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Acadian Sub-Advisory Agreement prior to November 19, 2007, Acadian is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Acadian, which is computed and paid monthly at an annual rate of 0.45%.

Under the "fund of managers" structure, the Trust, on behalf of the Funds, and the Adviser entered into a sub-advisory agreement (the "Analytic Sub-Advisory Agreement") with Analytic Investors, LLC ("Analytic"). Analytic is a majority owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Analytic Sub-Advisory Agreement prior to November 19, 2007, Analytic is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Analytic, which is computed and paid monthly at an annual rate of 0.35%.

Under the "fund of managers" structure, the Trust, on behalf of the Funds, and the Adviser entered into a sub-advisory agreement (the "BHMS Sub-Advisory Agreement") with Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley"). Barrow Hanley is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the BHMS Sub-Advisory Agreement prior to November 19, 2007, Barrow Hanley is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Barrow Hanley, which is computed and paid monthly at an annual rate of 0.15% for the U.S. Intermediate Fixed Income mandate, 0.15% for the U.S. Core Fixed Income mandate, 0.35% for the U.S. Large Cap Value mandate, 0.45% for the U.S. Mid Cap Value mandate and 0.50% for the U.S. Small Cap Value mandate.

Under the "fund of managers" structure, the Trust, on behalf of the Funds, and the Adviser entered into a sub-advisory agreement (the "Clay Finlay Sub-Advisory Agreement") with Clay Finlay Inc. ("Clay Finlay"). Clay Finlay is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Clay Finlay Sub-Advisory Agreement prior to November 19, 2007, Clay Finlay is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Clay Finlay, which is computed and paid monthly at an annual rate of 0.45% for the International Large Cap Equity mandate and 0.50% for the Emerging Markets Equity mandate.

Under the "fund of managers" structure, the Trust, on behalf of the Funds, and the Adviser entered into a sub-advisory agreement (the "Dwight Sub-Advisory Agreement") with Dwight Asset Management Company ("Dwight"). Dwight is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Dwight Sub-Advisory Agreement prior to November 19, 2007, Dwight is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Dwight, which is computed and paid monthly at an annual rate of 0.10% for the Cash Management mandate, 0.15% for the U.S. Intermediate Fixed Income mandate, 0.15% for the U.S. Core Fixed Income mandate and 0.25% for the U.S. High Yield Fixed Income mandate.

Under the "fund of managers" structure, the Trust, on behalf of the Funds, and the Adviser entered into a sub-advisory agreement (the "THB Sub-Advisory Agreement") with Thomson Horstmann & Bryant, Inc. ("THB"). THB is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the THB Sub-Advisory Agreement prior to November 19, 2007, THB is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by THB, which is computed and paid monthly at an annual rate of 0.60% for the U.S. Small Cap Value mandate and 0.50% for the U.S. Mid Cap Value mandate.

Under the "fund of managers" structure, the Trust, on behalf of the Funds, and the Adviser entered into a sub-advisory agreement, as amended (the "Heitman Sub-Advisory Agreement") with Heitman Real Estate Securities LLC ("Heitman"). Heitman is a wholly owned subsidiary of Heitman LLC, which is owned 50% by Heitman senior executives and 50% by Old Mutual (HFL) Inc., a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Heitman Sub-Advisory Agreement prior to November 19, 2007, Heitman is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Heitman which is computed and paid monthly at an annual rate of 0.40%.

Under the "fund of managers" structure, the Trust, on behalf of the Funds, and the Adviser entered into a sub-advisory agreement (the "LRC Sub-Advisory Agreement") with Liberty Ridge Capital, Inc. ("Liberty Ridge"). Liberty Ridge is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the LRC Sub-Advisory Agreement prior to November 19, 2007, Liberty Ridge is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Liberty Ridge, which is computed and paid monthly at an annual rate of 0.35% for the U.S. Large Cap Blend mandate, 0.45% for the U.S. Mid Cap Equity mandate and 0.50% for the U.S. Small Cap Blend mandate.

Under the "fund of managers" structure, the Trust, on behalf of the Funds, and the Adviser entered into a sub-advisory agreement (the "Provident Sub-Advisory Agreement") with Provident Investment Counsel ("Provident"). Provident is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Provident Sub-Advisory Agreement prior to November 19, 2007, Provident is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Provident, which is computed and paid monthly at an annual rate of 0.35% for the U.S. Large Cap Growth mandate and 0.45% for the U.S. Mid Cap Growth mandate.

Under the "fund of managers" structure, the Trust, on behalf of the Funds, and the Adviser entered into a sub-advisory agreement (the "Rogge Sub-Advisory Agreement") with Rogge Global Partners PLC ("Rogge"). Rogge is a majority owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Rogge Sub-Advisory Agreement prior to November 19, 2007, Rogge is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Rogge, which is computed and paid monthly at an annual rate of 0.25%.

Under the "fund of managers" structure, the Trust, on behalf of the Funds, and the Adviser entered into a sub-advisory agreement (the "TS&W Sub-Advisory Agreement") with Thompson, Siegel & Walmsley, LLC ("TS&W"). TS&W is a majority owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the TS&W Sub-Advisory Agreement prior to November 19, 2007, TS&W is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by TS&W, which is computed and paid monthly at an annual rate of 0.35% for the U.S. Large Cap Value mandate, 0.40% for the U.S. All Cap Value mandate, 0.45% for the U.S. Mid Cap Value mandate, 0.475% for the U.S. Small/Mid Cap Value mandate and 0.50% for the U.S. Small Cap Value mandate.

Under the "fund of managers" structure, the Trust, on behalf of the Funds, and the Adviser entered into a sub-advisory agreement (the "Copper Rock Sub-Advisory Agreement") with Copper Rock Capital Partners, LLC ("Copper Rock"). OMUSH owns 60% of the limited liability company interests of Copper Rock. For the services provided and expenses incurred pursuant to the Copper Rock Sub-Advisory Agreement prior to November 19, 2007, Copper Rock is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Copper Rock, which is computed and paid monthly at an annual rate of 0.55%.

The Sub-Advisory Agreements obligate the sub-advisors,  other than Ibbotson, to:
(i) manage the investment operations of the assets managed by the sub-advisor and the composition of the investment portfolio comprising such assets, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the assets managed by the sub-advisor and to determine from time to time what investment and securities will be purchased, retained or sold on behalf of the Fund and what portion of the assets managed by the sub-advisor will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold on behalf of the Fund in connection with such assets and to place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Prospectuses or as the Board or the Adviser may direct from time to time, in conformity with federal securities laws. The Ibbotson Sub-Advisory Agreement obligates Ibbotson to: (i) serve as the strategic asset allocation consultant and sub-advisor to the Adviser for investment model creation and maintenance of each Fund, consistent with the selection of sub-advisors, based upon Ibbotson's recommendations related to appropriate market sectors and investment strategies; (ii) recommend a continuous investment allocation program for each Fund in accordance with each Fund's respective investment objectives, policies and restrictions as stated in the Prospectuses; and (iii) monitor and make recommendations to the Adviser regarding possible changes to the sub-advisors and their investment strategies.

Administrative Services Agreement - The Trust and Old Mutual Fund Services (the "Administrator"), a wholly owned subsidiary of the Adviser, entered into an Administrative Services Agreement (the "Administrative Agreement"), pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, as follows:

  Average Daily Net Assets               Annual Fee Rate
---------------------------------------------------------
    $0 to $500 million                       0.10%
> $500 million up to $1 billion              0.09%
> $1 billion up to $1.5 billion              0.08%
     > $1.5 billion                          0.07%
---------------------------------------------------------

The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days' prior written notice to the other party.

The Bank of New York (the "Sub-Administrator") serves as sub-administrator to the Trust. The Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. Pursuant to a sub-administration and accounting agreement (the "Sub-Administration Agreement") between the Administrator and the Sub-Administrator, the Administrator pays the Sub-Administrator as follows: annual rates, based on the combined average daily gross assets of the funds within the Trust, Old Mutual Funds II and Old Mutual Insurance Series Fund (the "Old Mutual Complex"), of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. With regard to the Funds, these fees apply only at the underlying fund level. In addition, the Administrator pays the Sub-Administrator the following annual fees: (1) $35,000 for each Fund; and (2) $3,000 per class in excess of three classes for each fund in the Old Mutual Complex. Certain minimum fees apply. The Sub-Administration Agreement provides that the Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by the Sub-Administrator except those arising out of the Sub-Administrator's or its delegee's or agent's (if such delegee or agent is a subsidiary of the Sub-Administrator) negligence or willful misconduct or the Sub-Administrator's failure to act in good faith. In no event shall the Sub-Administrator be liable to the Administrator or any third party for special, indirect or consequential damages.

AS OF JANUARY 31, 2008 (UNAUDITED)

Prior to November 5, 2007, SEI Investments Global Funds Services served as the sub-administrator to the Funds (the "Former Sub-Administrator") pursuant to a sub-administrative services agreement (the "SEI Sub-Administrative Agreement") entered into with the Administrator. Under the SEI Sub-Administrative Agreement, the Administrator paid the Former Sub-Administrator fees at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Old Mutual Complex of: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (B) a fee based on the aggregate number of Funds of the Old Mutual Complex calculated at the sum of between $50,000 and $60,000 per Fund, depending on the total number of funds. The SEI Sub-Administrative Agreement provided that the Former Sub-Administrator would not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the SEI Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Former Sub-Administrator in the performance of its duties.

Distribution Agreement - Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Adviser, and the Trust are parties to a distribution agreement (the "Distribution Agreement"), pursuant to which the Distributor serves as principal underwriter for the Trust's shares. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not "interested persons" (as defined in the 1940 Act) and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 90 days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan for each of Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service Plans are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plans for Class A and Class C shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of each Fund and (ii) 0.75% of the average net asset value of the Class C shares of each Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of Class A or Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Class A or Class C shares, as set forth in the then current prospectus or statement of additional information with respect to Class A and Class C shares and interest and other financing costs.

The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, Class A shares are not authorized to pay distribution fees and Class C shares are authorized to pay the maximum amount of distribution fees.

Pursuant to the Service Plan for Class A and Class C shares, the Trust will pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of Class A and Class C shares, which is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers. The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time.

Currently, both Class A and Class C shares are authorized to pay the maximum amount of service fees.

The Distributor will prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and the Service Plans, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator, Adviser or sub-advisors may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an "interested person" (as defined in the 1940 Act) of the Trust has a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

Of the service and distribution fees the Distributor received for the six-month period ended January 31, 2008, it retained the following:

                                                                                   Service Fees                  Distribution Fees
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Class A               Class C              Class C
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio                         $ 209                $ 11,031             $ 33,093
Old Mutual Asset Allocation Balanced Portfolio                               319                  59,726              179,177
Old Mutual Asset Allocation Moderate Growth Portfolio                          -                  87,832              263,496
Old Mutual Asset Allocation Growth Portfolio                                  86                  57,025              171,075
------------------------------------------------------------------------------------------------------------------------------------

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Funds. From time to time, the Funds may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund.

Effective November 19, 2007, Bank of New York serves as custodian for each of the Funds. Prior to November 19, 2007, U.S. Bank, N.A. served as the custodian for each of the Funds.

The Funds have entered into a shareholder servicing agreement with the Administrator to provide shareholder support and other shareholder account-related services. The shareholder service fees are reviewed periodically and approved annually by the Board. Shareholder service fees paid to Old Mutual Fund Services for the six-month period ended January 31, 2008 were as follows:

---------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio       $  949
Old Mutual Asset Allocation Balanced Portfolio            3,469
Old Mutual Asset Allocation Moderate Growth Portfolio     6,869
Old Mutual Asset Allocation Growth Portfolio              7,664
---------------------------------------------------------------

On September 7, 2004, the Board approved an agreement between the Funds and the Administrator to provide shareholder related web development and maintenance services. For its services for the five-month period ended December 31, 2007, Old Mutual Fund Services received a fee of approximately $31,000, which was allocated to each Fund quarterly based on average net assets. Effective December 31, 2007, this agreement was terminated.

Officers and Trustees of the Funds who are or were officers of the Adviser, Administrator, Sub-Administrator or Distributor received no compensation from the Funds.

4. INTERFUND LENDING
--------------------------------------------------------------------------------
Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Funds I, Old Mutual Funds II and Old Mutual Insurance Series Fund (together, the "Trusts"), on behalf of certain series portfolio of the Trusts (the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts. The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). None of the OM Funds may borrow more than 10% of its assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended January 31, 2008.

5. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------
The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments, for the Funds, for the six-month period ended January 31, 2008 were as follows:

                                                                      Purchases (000)                  Sales and Maturities (000)
------------------------------------------------------------------------------------------------------------------------------------
                                                               U.S. Government        Other         U.S. Government        Other
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio                $ 6,731           $ 16,509           $ 6,749           $ 12,033
Old Mutual Asset Allocation Balanced Portfolio                     14,954             51,648            15,376             60,641
Old Mutual Asset Allocation Moderate Growth Portfolio              11,815             75,868            11,443             84,371
Old Mutual Asset Allocation Growth Portfolio                            -             65,341                 -             74,720
------------------------------------------------------------------------------------------------------------------------------------

AS OF JANUARY 31, 2008 (UNAUDITED)

6. SHARE TRANSACTIONS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Old Mutual            Old Mutual            Old Mutual            Old Mutual
                                                 Asset Allocation      Asset Allocation      Asset Allocation      Asset Allocation
                                                   Conservative           Balanced            Moderate Growth           Growth
                                                    Portfolio             Portfolio             Portfolio              Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                     8/1/07     8/1/06      8/1/07      8/1/06   8/1/07    8/1/06   8/1/07   8/1/06
                                                       to         to          to          to       to        to       to       to
                                                    1/31/08    7/31/07     1/31/08     7/31/07  1/31/08   7/31/07  1/31/08  7/31/07
                                                  (Unaudited)            (Unaudited)          (Unaudited)        (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed (000):
  Class A
  Shares Issued                                       243        644         777       1,435      596     1,866      708    1,989
  Shares Issued upon Reinvestment of Distributions     39         23         215          83      207        65      173       33
  Shares Redeemed                                    (172)      (359)       (741)       (763)    (602)   (1,478)    (709)    (658)
------------------------------------------------------------------------------------------------------------------------------------
  Total Class A Share Transactions                    110        308         251         755      201       453      172    1,364
------------------------------------------------------------------------------------------------------------------------------------
  Class C
  Shares Issued                                     1,051      1,264       2,182       4,228    2,777     5,662    1,274    3,545
  Shares Issued upon Reinvestment of Distributions     52         22         342          82      449        81      310       53
  Shares Redeemed                                    (425)      (714)       (962)     (1,074)  (1,261)   (1,864)    (650)    (932)
------------------------------------------------------------------------------------------------------------------------------------
  Total Class C Share Transactions                    678        572       1,562       3,236    1,965     3,879      934    2,666
------------------------------------------------------------------------------------------------------------------------------------
  Class Z
  Shares Issued                                         9         44           6          46        1        38        5       43
  Shares Issued upon Reinvestment of Distributions      2          1           3           -        2         -        3        -
  Shares Redeemed                                      (2)         -          (3)          -        -         -        -        -
------------------------------------------------------------------------------------------------------------------------------------
  Total Class Z Share Transactions                      9         45           6          46        3        38        8       43
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Class
  Shares Issued                                         1         16          15          86       28       337      186      512
  Shares Issued upon Reinvestment of Distributions     21         17          13          37       32        15       82       22
  Shares Redeemed                                       -        (54)     (1,005)       (147)    (470)       72     (548)     (64)
------------------------------------------------------------------------------------------------------------------------------------
  Total Institutional Class Share Transactions         22        (21)       (977)        (24)    (410)      280     (280)     470
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase in Shares Outstanding                  819        904         842       4,013    1,759     4,650      834    4,543
------------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "-" are either $0 or have been rounded to $0.

7. AFFILIATED FUND OF FUNDS TRANSACTIONS
--------------------------------------------------------------------------------
The Funds invest in certain mutual funds within the Old Mutual Complex, of which certain funds may be deemed to be under common control because they may share the same Board. A Fund's investment in any of the underlying funds may exceed 25% of the underlying fund's total assets. The financial statements for each of the underlying funds that are part of the Old Mutual Complex may be obtained at oldmutualfunds.com. A summary of the Funds' transactions in affiliated underlying funds during the six-month period ended January 31, 2008 follows:

Old Mutual Asset Allocation Conservative Portfolio:
                                                                             Unrealized
                                               Purchases at    Proceeds     Appreciation    Market Value    Dividend    Net Realized
Underlying Fund                                   Cost        from Sales   (Depreciation)    at 1/31/08      Income      Gain (Loss)
------------------------------------------------------------------------------------------------------------------------------------
  Old Mutual Advantage Growth Fund            $  4,576,111  $    95,204   $    (380,807)   $   4,097,282  $       -     $  (2,818)
  Old Mutual Analytic U.S. Long/Short Fund       1,365,766       65,045         (75,058)       1,224,201      4,205        (1,462)
  Old Mutual Barrow Hanley Core Bond Fund       10,256,661      534,681         164,186        9,924,037     82,226           427
  Old Mutual Barrow Hanley Value Fund            2,904,429       81,805        (476,830)       2,334,027     33,653       (11,767)
  Old Mutual Dwight High Yield Fund              2,762,039      560,106         (72,451)       2,149,849     53,377        (1,895)
  Old Mutual Dwight Intermediate
     Fixed Income Fund                          16,347,662      410,706         348,212       16,350,078    146,110         1,051
  Old Mutual Focused Fund                        1,385,695       63,314         (93,554)       1,224,326      2,746        (4,501)
  Old Mutual International Bond Fund             6,053,906      312,120         164,354        5,900,294     37,453        (5,845)
  Old Mutual International Equity Fund           4,041,332       91,051        (442,352)       3,503,535      4,217        (4,394)
  Old Mutual Mid-Cap Fund                          503,745        4,153        (135,453)         364,076          -           (63)
  Old Mutual Provident Mid-Cap Growth Fund       1,887,977      609,132        (116,453)       1,181,414          -        19,022
  Old Mutual TS&W Mid-Cap Value Fund             3,806,016      141,708        (168,667)       3,495,315      1,747          (326)
------------------------------------------------------------------------------------------------------------------------------------
Totals                                        $ 55,891,339  $ 2,969,025   $  (1,284,873)   $  51,748,434  $ 365,734     $ (12,571)
------------------------------------------------------------------------------------------------------------------------------------

Old Mutual Asset Allocation Balanced Portfolio:
                                                                             Unrealized
                                               Purchases at    Proceeds     Appreciation    Market Value    Dividend    Net Realized
Underlying Fund                                   Cost        from Sales   (Depreciation)    at 1/31/08      Income      Gain (Loss)
------------------------------------------------------------------------------------------------------------------------------------
  Old Mutual Advantage Growth Fund            $ 17,688,394  $    87,093   $  (1,802,636)   $  15,795,972  $       -     $  (2,694)
  Old Mutual Analytic U.S. Long/Short Fund       8,137,594       41,884        (374,321)       7,720,235     44,041        (1,154)
  Old Mutual Barrow Hanley Core Bond Fund       20,238,962      361,927         395,566       20,356,600    190,765         1,544
  Old Mutual Barrow Hanley Value Fund           13,769,677      114,357      (2,402,729)      11,239,888    167,976       (12,703)
  Old Mutual Clay Finlay Emerging Markets Fund   6,252,419    1,598,623        (530,102)       4,101,338          -       (22,356)
  Old Mutual Developing Growth Fund              3,811,436      137,721        (489,783)       3,179,773          -        (4,159)
  Old Mutual Discover Value Fund                 7,538,146      299,219        (412,444)       6,823,412          -        (3,071)
  Old Mutual Dwight High Yield Fund              3,693,038      105,203        (130,932)       3,494,715     83,004          (545)
  Old Mutual Dwight Intermediate
     Fixed Income Fund                          32,234,574      741,675         689,074       32,312,878    286,709         4,701
  Old Mutual Focused Fund                        5,671,374       27,233        (665,890)       4,977,045     27,029        (1,206)
  Old Mutual Heitman REIT Fund                   3,894,755       80,797        (828,564)       2,956,843     18,549       (28,550)
  Old Mutual International Bond Fund            12,665,136      116,807         366,505       12,946,933     83,578         1,596
  Old Mutual International Equity Fund          21,704,546      172,204      (2,614,932)      18,909,000     27,428        (8,411)
  Old Mutual Mid-Cap Fund                        4,134,123      135,654      (1,031,660)       2,920,586          -       (46,223)
  Old Mutual Provident Mid-Cap Growth Fund       8,325,107      164,595        (693,590)       7,466,288          -          (634)
  Old Mutual TS&W Mid-Cap Value Fund            13,939,667      280,339        (569,232)      13,092,341      8,771         2,245
------------------------------------------------------------------------------------------------------------------------------------
Totals                                        $183,698,948  $ 4,465,331   $ (11,095,670)   $ 168,293,847  $ 937,850     $(121,620)
------------------------------------------------------------------------------------------------------------------------------------

AS OF JANUARY 31, 2008 (UNAUDITED)

Old Mutual Asset Allocation Moderate Growth Portfolio:
                                                                             Unrealized
                                               Purchases at    Proceeds     Appreciation    Market Value    Dividend    Net Realized
Underlying Fund                                   Cost        from Sales   (Depreciation)    at 1/31/08      Income      Gain (Loss)
------------------------------------------------------------------------------------------------------------------------------------
  Old Mutual Advantage Growth Fund            $ 31,985,562  $   333,382    $ (3,222,921)   $  28,418,948  $       -     $ (10,311)
  Old Mutual Analytic U.S. Long/Short Fund      11,782,109      123,724        (542,563)      11,112,596     62,463        (3,225)
  Old Mutual Barrow Hanley Core Bond Fund       14,872,900    1,210,272         273,224       13,995,440    135,530         2,741
  Old Mutual Barrow Hanley Value Fund           22,286,538      350,398      (3,833,214)      18,054,270    268,521       (48,655)
  Old Mutual Clay Finlay Emerging Markets Fund  10,680,738    1,306,143      (1,066,744)       8,227,656          -       (80,195)
  Old Mutual Developing Growth Fund              8,916,270      472,452      (1,124,958)       7,306,858          -       (12,002)
  Old Mutual Discover Value Fund                15,764,508      742,715        (851,430)      14,154,217          -       (16,145)
  Old Mutual Dwight Intermediate
    Fixed Income Fund                           23,889,370      923,155         503,527       23,576,499    214,970        12,935
  Old Mutual Focused Fund                        9,773,120       98,099      (1,140,651)       8,530,789     46,609        (3,581)
  Old Mutual Heitman REIT Fund                  11,367,427       89,299      (2,525,690)       8,747,818     55,266        (4,620)
  Old Mutual International Bond Fund             8,478,521      487,973         235,752        8,246,296     55,532           191
  Old Mutual International Equity Fund          44,745,959      452,448      (5,446,801)      38,828,928     56,489       (17,783)
  Old Mutual Mid-Cap Fund                        7,355,619      248,262      (1,848,233)       5,183,844          -       (75,280)
  Old Mutual Provident Mid-Cap Growth Fund      12,332,107      327,725      (1,028,485)      10,970,853          -        (5,044)
  Old Mutual TS&W Mid-Cap Value Fund            24,755,744      450,414      (1,012,429)      23,285,874     15,489        (7,027)
------------------------------------------------------------------------------------------------------------------------------------
Totals                                        $258,986,492  $ 7,616,461  $  (22,631,616)   $ 228,640,886  $ 910,869    $ (268,001)
------------------------------------------------------------------------------------------------------------------------------------

Old Mutual Asset Allocation Growth Portfolio:
                                                                             Unrealized
                                               Purchases at    Proceeds     Appreciation    Market Value    Dividend    Net Realized
Underlying Fund                                   Cost        from Sales   (Depreciation)    at 1/31/08      Income      Gain (Loss)
------------------------------------------------------------------------------------------------------------------------------------
  Old Mutual Advantage Growth Fund            $ 30,251,858  $   329,083   $  (3,000,811)   $  26,918,966  $       -     $  (2,998)
  Old Mutual Analytic U.S. Long/Short Fund      10,652,696      153,393        (483,073)      10,014,289     57,502        (1,942)
  Old Mutual Barrow Hanley Value Fund           25,644,409      917,656      (4,316,852)      20,208,428    312,966      (201,472)
  Old Mutual Clay Finlay Emerging Markets Fund   9,551,585      975,166        (971,978)       7,496,738          -      (107,702)
  Old Mutual Developing Growth Fund              7,782,571      126,725      (1,022,085)       6,631,013          -        (2,749)
  Old Mutual Discover Value Fund                14,125,705      405,866        (781,635)      12,931,264          -        (6,940)
  Old Mutual Focused Fund                        8,955,022       72,472      (1,054,628)       7,826,077     43,360        (1,844)
  Old Mutual Heitman REIT Fund                  14,508,298       98,355      (3,464,828)      10,942,005     75,844        (3,109)
  Old Mutual International Equity Fund          40,197,068      403,908      (4,939,775)      34,844,204     52,483        (9,182)
  Old Mutual Mid-Cap Fund                        4,539,996       91,901      (1,186,509)       3,237,047          -       (24,539)
  Old Mutual Provident Mid-Cap Growth Fund       7,991,607      133,157        (670,366)       7,186,813          -        (1,272)
  Old Mutual TS&W Mid-Cap Value Fund            17,781,413    1,315,806        (682,575)      15,699,228     11,150       (83,803)
------------------------------------------------------------------------------------------------------------------------------------
Totals                                        $191,982,228  $ 5,023,488   $ (22,575,115)   $ 163,936,072  $ 553,305     $(447,552)
------------------------------------------------------------------------------------------------------------------------------------

8. FOREIGN HOLDINGS RISK
--------------------------------------------------------------------------------
Prior to November 19, 2007, each Fund may have invested directly in foreign securities and under the "fund of fund" structure, certain underlying funds may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

9. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------
Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes on January 31, 2008. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2003 - 2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended January 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences as of July 31, 2007, primarily attributable to certain net operating losses, different treatment for gains and losses on paydowns of mortgage- and asset-backed securities for tax purposes, reclassifications of long-term capital gain distributions on Real Estate Investment Trust securities, reclassifications of capital gain distributions investments in Passive Foreign Investment Companies, foreign currency translation and return of capital which, for tax purposes, are not available to offset future income, were reclassified to the following accounts.

                                                                 Increase/(Decrease)     Increase/(Decrease)
                                                                   Accumulated              Undistributed
                                                                  Net Realized              Net Investment
                                                                      Gain                     Income
                                                                      (000)                    (000)
-------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio                    $100                    $ (100)
Old Mutual Asset Allocation Balanced Portfolio                         267                      (267)
Old Mutual Asset Allocation Moderate Growth Portfolio                  339                      (339)
-------------------------------------------------------------------------------------------------------------

The tax character of dividends and distributions declared during the year or periods ended July 31, 2007 and 2006 were as follows:

                                                                    Ordinary       Long Term
                                                                     Income       Capital Gain        Total
                                                                      (000)          (000)            (000)
-------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio
  2007                                                               $ 889           $ 140           $1,029
  2006                                                                 562               -              562
Old Mutual Asset Allocation Balanced Portfolio
  2007                                                               2,576           1,142            3,718
  2006                                                               1,230               -            1,230
Old Mutual Asset Allocation Moderate Growth Portfolio
  2007                                                               2,292           1,107            3,399
  2006                                                                 500               -              500
Old Mutual Asset Allocation Growth Portfolio
  2007                                                               1,357             840            2,197
  2006                                                                 419               3              422
-------------------------------------------------------------------------------------------------------------

Amounts designated as "-" are either $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF JANUARY 31, 2008 (UNAUDITED)

As of July 31, 2007, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                             Undistributed  Undistributed                  Post    Post October                 Other
                                Ordinary      Long Term     Capital Loss  October   Currency     Unrealized    Temporary
                                 Income     Capital Gain   Carryforwards  Losses     Losses     Appreciation  Differences   Total
                                  (000)         (000)         (000)        (000)     (000)         (000)         (000)      (000)
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation
  Conservative Portfolio        $  532        $  495           $-           $-      $   -         $ 1,905        $(14)    $ 2,918
Old Mutual Asset Allocation
  Balanced Portfolio             4,911         2,259            -            -        (28)         11,425         (32)     18,535
Old Mutual Asset Allocation
  Moderate Growth Portfolio      7,417         3,557            -            -       (114)         20,296         (18)     31,138
Old Mutual Asset Allocation
  Growth Portfolio               4,969         2,430            -            -       (185)         16,179         (15)     23,378
------------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "-" are either $0 or have been rounded to $0.

Post-October losses represent losses realized on investment transactions from November 1, 2006 through July 31, 2007 that, in accordance with Federal income tax regulations the Funds may elect to defer and treat as having arisen in the following fiscal year. The Federal tax cost, aggregate gross unrealized appreciation and depreciation of investments, excluding securities sold short and written option contracts, held by each Fund at January 31, 2008 were as follows:

                                                                                                                    Net
                                                             Federal                                            Unrealized
                                                               Tax          Unrealized         Unrealized       Appreciation
                                                               Cost        Appreciation       Depreciation     (Depreciation)
                                                              (000)           (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio          $ 53,668         $  676            $ (1,961)        $ (1,285)
Old Mutual Asset Allocation Balanced Portfolio               180,818          1,452             (12,547)         (11,095)
Old Mutual Asset Allocation Moderate Growth Portfolio        253,064          1,011             (23,643)         (22,632)
Old Mutual Asset Allocation Growth Portfolio                 188,481              -             (22,575)         (22,575)
------------------------------------------------------------------------------------------------------------------------------------


10. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------
In September  2006,  FASB issued  Statement on  Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value and the expanded disclosures about fair value measurements. As of January 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

PROXY VOTING AND PORTFOLIO HOLDINGS (UNAUDITED)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free at 888.772.2888; (ii) on the Trust's website at oldmutualfunds.com; and (iii) on the SEC's website at http://www.sec.gov.

Information about how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2007 is available on the Trust's website at oldmutualfunds.com and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

FUND EXPENSES EXAMPLE (UNAUDITED)

Six Month Hypothetical Expense Example January 31, 2008

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Transaction fees may include transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees. Fund-related fees may include ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended January 31, 2008.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the $10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each share class under the heading entitled "Expenses Paid During Six Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                     Annualized    Expenses
                             Beginning   Ending       Expense        Paid
                              Account    Account       Ratios       During
                               Value      Value      For the Six   Six Month
                              8/1/07     1/31/08     Month Period   Period*
-------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio - Class A
-------------------------------------------------------------------------------
     Actual Fund Return      $1,000.00  $1,019.20       1.17%       $ 5.94
     Hypothetical 5% Return   1,000.00   1,025.08       1.17          5.96
-------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio - Class C
-------------------------------------------------------------------------------
     Actual Fund Return       1,000.00   1,015.80       1.91          9.68
     Hypothetical 5% Return   1,000.00   1,025.04       1.91          9.72
-------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio - Class Z
-------------------------------------------------------------------------------
     Actual Fund Return       1,000.00   1,021.10       0.91          4.62
     Hypothetical 5% Return   1,000.00   1,025.09       0.91          4.63
-------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio - Institutional Class
-------------------------------------------------------------------------------
     Actual Fund Return       1,000.00   1,019.70       0.92          4.67
     Hypothetical 5% Return   1,000.00   1,020.51       0.92          4.67
-------------------------------------------------------------------------------
Old Mutual Asset Allocation Balanced Portfolio - Class A
-------------------------------------------------------------------------------
     Actual Fund Return       1,000.00     980.40       1.19          5.92
     Hypothetical 5% Return   1,000.00   1,019.15       1.19          6.04
-------------------------------------------------------------------------------
Old Mutual Asset Allocation Balanced Portfolio - Class C
-------------------------------------------------------------------------------
     Actual Fund Return       1,000.00     976.40       1.93          9.59
     Hypothetical 5% Return   1,000.00   1,015.43       1.93          9.78
-------------------------------------------------------------------------------



                                                      Annualized    Expenses
                              Beginning   Ending       Expense        Paid
                               Account    Account       Ratios       During
                                Value      Value      For the Six   Six Month
                               8/1/07     1/31/08     Month Period   Period*
 -------------------------------------------------------------------------------
 Old Mutual Asset Allocation Balanced Portfolio - Class Z
 -------------------------------------------------------------------------------
      Actual Fund Return      $1,000.00  $  981.20       0.93%       $ 4.63
      Hypothetical 5% Return   1,000.00   1,020.46       0.93          4.72
 -------------------------------------------------------------------------------
 Old Mutual Asset Allocation Balanced Portfolio - Institutional Class
 -------------------------------------------------------------------------------
      Actual Fund Return       1,000.00     980.70       1.22          6.07
      Hypothetical 5% Return   1,000.00   1,019.00       1.22          6.19
 -------------------------------------------------------------------------------
 Old Mutual Asset Allocation Moderate Growth Portfolio - Class A
 -------------------------------------------------------------------------------
      Actual Fund Return       1,000.00     955.40       1.17          5.75
      Hypothetical 5% Return   1,000.00   1,025.08       1.17          5.96
 -------------------------------------------------------------------------------
 Old Mutual Asset Allocation Moderate Growth Portfolio - Class C
 -------------------------------------------------------------------------------
      Actual Fund Return       1,000.00     952.30       1.91          9.37
      Hypothetical 5% Return   1,000.00   1,025.04       1.91          9.72
 -------------------------------------------------------------------------------
 Old Mutual Asset Allocation Moderate Growth Portfolio - Class Z
 -------------------------------------------------------------------------------
      Actual Fund Return       1,000.00     956.70       0.90          4.43
      Hypothetical 5% Return   1,000.00   1,025.09       0.90          4.58
 -------------------------------------------------------------------------------
 Old Mutual Asset Allocation Moderate Growth Portfolio - Institutional Class
 -------------------------------------------------------------------------------
      Actual Fund Return       1,000.00     957.20       1.00          4.92
      Hypothetical 5% Return   1,000.00   1,020.11       1.00          5.08
 -------------------------------------------------------------------------------

                                                     Annualized     Expenses
                             Beginning   Ending       Expense        Paid
                              Account    Account       Ratios       During
                               Value      Value      For the Six   Six Month
                              8/1/07     1/31/08     Month Period   Period*
-------------------------------------------------------------------------------
Old Mutual Asset Allocation Growth Portfolio - Class A
-------------------------------------------------------------------------------
     Actual Fund Return      $1,000.00  $  925.00       1.18%       $ 5.71
     Hypothetical 5% Return   1,000.00   1,025.08       1.18          6.01
-------------------------------------------------------------------------------
Old Mutual Asset Allocation Growth Portfolio - Class C
-------------------------------------------------------------------------------
     Actual Fund Return       1,000.00     921.90       1.92          9.28
     Hypothetical 5% Return   1,000.00   1,025.04       1.92          9.77
-------------------------------------------------------------------------------
Old Mutual Asset Allocation Growth Portfolio - Class Z
-------------------------------------------------------------------------------
     Actual Fund Return       1,000.00     926.00       0.92          4.45
     Hypothetical 5% Return   1,000.00   1,025.09       0.92          4.68
-------------------------------------------------------------------------------
Old Mutual Asset Allocation Growth Portfolio - Institutional Class
-------------------------------------------------------------------------------
     Actual Fund Return       1,000.00     926.00       0.98          4.74
     Hypothetical 5% Return   1,000.00   1,020.21       0.98          4.98
-------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds I, please contact us at:

     | By Telephone:
     | 888.772.2888
     |
     | By Mail:
     | Old Mutual Funds I
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     | oldmutualfunds.com


This semi-annual report is intended for the information of Old Mutual Funds I shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old Mutual Funds I, by visiting oldmutualfunds.com or by calling 888.772.2888. Please read the prospectus carefully before investing.

















                                                               [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-08-251 03/2008

[OLD MUTUAL LOGO]
         Funds I











                               Old Mutual Funds I
                                   SEMI-ANNUAL
                                     REPORT



                                January 31, 2008


Old Mutual Analytic Defensive Equity Fund
Old Mutual Analytic Global Defensive Equity Fund
Old Mutual Clay Finlay China Fund
Old Mutual Clay Finlay Emerging Markets Fund
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual International Bond Fund
Old Mutual International Equity Fund
Old Mutual Provident Mid-Cap Growth Fund

TABLE OF CONTENTS

About This Report                                                                                           1

Message to Shareholders                                                                                     4

Management Discussion of Fund Performance and Schedules of Investments

     Old Mutual Analytic Defensive Equity Fund
          Class A (ANAEX), Class C (ANCEX), Class Z (ANDEX), Institutional Class (ANIEX)                    6

     Old Mutual Analytic Global Defensive Equity Fund
          Class A (ANGAX), Class C (ANGCX), Class Z (ANGZX), Institutional Class (ANGIX)                   18

     Old Mutual Clay Finlay China Fund
          Class A (OMNAX), Class C (OMNCX), Class Z (OMNZX), Institutional Class (OMINX)                   28

     Old Mutual Clay Finlay Emerging Markets Fund
          Class A (OMRAX), Class C (OMRCX), Class Z (OMRZX), Institutional Class (OMRIX)                   33

     Old Mutual Copper Rock Emerging Growth Fund
          Class A (OMARX), Class C (OMCRX), Class Z (OMZRX), Institutional Class (OMIRX)                   39

     Old Mutual International Bond Fund
          Institutional Class (OBIMX)                                                                      45

     Old Mutual International Equity Fund
          Class A (OMXAX), Class C (OMXCX), Class Z (OMXZX), Institutional Class (OMXIX)                   48

     Old Mutual Provident Mid-Cap Growth Fund
          Institutional Class (OIPMX)                                                                      55

Statements of Assets & Liabilities                                                                         62

Statements of Operations                                                                                   64

Statements of Changes in Net Assets                                                                        66

Financial Highlights                                                                                       68

Notes to Financial Statements                                                                              72

Proxy Voting and Portfolio Holdings                                                                        87

Fund Expenses Example                                                                                      88

Considerations of the Board in Approving Investment Advisory Agreements
and Investment Sub-Advisory Agreements                                                                     90

ABOUT THIS REPORT


HISTORICAL RETURNS
--------------------------------------------------------------------------------
All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call toll-free at 888-772-2888 or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance results for short periods of time may not be representative of longer-term results. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. Each of the Funds, except Old Mutual International Bond Fund and Old Mutual Provident Mid-Cap Growth Fund, offers Class A, Class C, Class Z and Institutional Class shares. The Old Mutual International Bond Fund and Old Mutual Provident Mid-Cap Growth Fund offer Institutional Class shares only. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. Class Z and Institutional Class shares are only available to eligible shareholders. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
--------------------------------------------------------------------------------
This report reflects views, opinions and Fund holdings as of January 31, 2008, the end of the report period, and are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or of the Funds. Opinions and forecasts regarding industries, companies and/or themes and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of January 31, 2008 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. Investments in foreign securities may entail unique risks, including political, market and currency risks. An investment in a regional fund may involve greater risk and volatility than a more diversified investment. Investing in fixed income securities involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other higher-quality bonds. An investment in a Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Certain Funds utilize call options, short selling and derivatives as part of their investment strategy. Call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. There are risks associated with short selling, including the risk that a Fund may have to cover the short position at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. A Fund could be negatively affected if the change in market value of the securities fails to correlate with the value of the derivatives purchased or sold.

ABOUT THIS REPORT - concluded


COMPARATIVE INDEXES
--------------------------------------------------------------------------------
The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against specific benchmarks. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The total return figures for the Morgan Stanley Capital International ("MSCI") indexes assume change in security prices and the deduction of local taxes. The Funds may significantly differ in holdings and composition from an index. Individuals cannot invest directly in an index.

Indexes:

Citigroup Non-U.S. Dollar World Government Bond Index

The Citigroup Non-U.S. Dollar World Government Bond Index is a market-weighted index designed to reflect the performance of the international developed-government fixed income markets in the following 20 countries:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

MSCI China Index

The unmanaged MSCI China Index is a market capitalization-weighted index of Chinese equities that includes Red Chips and H shares listed on the Hong Kong Stock Exchange and B shares listed on the Shanghai and Shenzhen Exchanges. Red Chips are Mainland Chinese companies listed on the Hong Kong Stock Exchange that are incorporated in Hong Kong. H Shares are Mainland Chinese companies listed on the Hong Kong Stock Exchange that are incorporated in Mainland China and approved by the China Securities Regulatory Commission for a listing in Hong Kong. B Shares are Mainland Chinese stocks listed on the Shanghai and Shenzhen stock exchanges, available to Chinese and foreign investors.

MSCI EAFE(R) Index

The unmanaged MSCI EAFE(R) Index is a market capitalization-weighted index that measures the performance of stock markets in various countries in Europe, Australasia and the Far East. The MSCI EAFE Index contains a representative sampling of over 900 small-, medium- and large-capitalization stocks from countries in these regions.

MSCI Emerging Markets Index

The unmanaged MSCI Emerging Markets Index is a market capitalization-weighted index of over 650 stocks traded in 27 of the world's emerging equity markets.

MSCI World Index

The unmanaged MSCI World Index is a market capitalization-weighted index that measures the performance of major world stock markets, including the United States.

Russell 2000(R) Growth Index

The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 3000(R) Value Index

Measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes.

Russell 3000(R) Growth Index

The unmanaged Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap(R) Growth Index

The unmanaged Russell Midcap(R) Growth Index consists of stocks from the Russell Midcap(R) Index with a greater than average growth orientation.

Standard & Poor's 500 Index

The unmanaged Standard & Poor's 500 ("S&P 500") Index is a market value-weighted index of large-cap common stocks considered representative of the broad market.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS


Dear Shareholder:

I am pleased to share this review of the semi-annual period ended January 31, 2008 with you. Overall, the market lost ground during the period. Investors saw the S&P 500 Index return (4.32)% and the broad-market Russell 3000(R) Growth and Russell 3000(R) Value Indexes posted returns of (3.41)% and (5.70)%, respectively. In short, there was much uncertainty throughout the period and market volatility was widespread.

Culprits of volatility included a downturn in the housing market, a sub-prime lending crisis and ensuing credit crunch, inflationary fears, rising commodity prices, slowing US economic growth, a falling dollar and geopolitical tensions. Adding to the malaise, energy prices achieved new highs during the period with oil prices reaching $100 per barrel for the first time and gold prices surged as investors sought to hedge exposure to increasing inflation and a possible global economic slowdown. In mid-September the Federal Reserve Board began to implement a series of interventions aimed at stabilizing credit markets and helping homeowners. Market sentiment was mixed as to whether the credit and housing turmoil might foreshadow an impending economic slowdown. Despite these macroeconomic warning signs, investors took heart in the fact that global growth continued to march forward, incomes continued to rise, employment figures remained strong, exports gained ground, overseas demand remained strong and mortgage rates were at historically low levels. These constructive indicators offered hope and many market pundits remained positive in their overall investment outlook noting that, as easier monetary policy works its way through the system, corporate profits may rebound sooner than anticipated.

Against this backdrop, the series funds of Old Mutual Funds I discussed in this report produced results that were generally in-line with the returns of their respective benchmarks. For more complete information, please refer to the subsequent pages, which discuss each Fund's activities and returns in great detail.

As always, we are grateful for your support and will continue to work diligently to enhance your Old Mutual experience. Please do not hesitate to contact us if there is anything we can do to serve you better. Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other contact information.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Funds I

OLD MUTUAL ANALYTIC DEFENSIVE EQUITY FUND
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC


Performance Highlights

o For the six-month period ended January 31, 2008, the Old Mutual Analytic Defensive Equity Fund underperformed its benchmark, the S&P 500 Index. The Fund's Class A shares posted a (10.91)% return at net asset value for the period, while the S&P 500 Index returned (4.32)%.

o    Equities detracted from Fund performance during the period.

o Options contributed positively to Fund performance during the period as a result of the declining equity market environment.

o Overall, global asset allocation had a negative impact on Fund performance during the period, as both equity and currency positions performed poorly.


Q.   How did the Fund perform relative to its benchmark?

A. For the six-month period ended January 31, 2008, Class A shares of the Old Mutual Analytic Defensive Equity Fund (the "Fund") underperformed its benchmark, the S&P 500 Index (the "Index"). The Fund's Class A shares posted a (10.91)% return at net asset value for the period, while the S&P 500 Index returned (4.32)%. Performance for all share classes can be found on page 8.

Q.   What investment environment did the Fund face during the past six months?

A. US stocks declined during the period as investors maintained a bearish outlook and as concerns over the credit crisis and the state of the economy plagued the markets. Consumer sentiment fell during the period, marking the lowest reading since October 1992 (excluding the Hurricane Katrina period). Additionally, housing woes persisted after reports showed that housing starts fell to fourteen year lows, new home sales fell to a twelve and a half year low in November, and home foreclosures hit record highs. In an effort to calm the intense speculation of an economic slowdown, the Federal Reserve Board cut short-term interest rates five times over the period.

Q.   Which market factors influenced the Fund's relative performance?

A. Equities detracted from Fund performance during the period, which slightly underperformed the Fund's Index. Investor behavior was inconsistent with that seen over recent years, as various investor trends reversed sharply during the period. However, the Fund benefited from long positions based on certain technical characteristics, such as price momentum and five-month return, as well as short positions in liquidity characteristics, such as trading volume. Conversely, long positions in companies with valuation characteristics, such as sales to price and predicted earnings to price, as well as in companies with above average recent earnings growth, proved unsuccessful as investors penalized these characteristics over the period.

     Options contributed positively to Fund performance during the period as a result of the declining equity market environment. Additionally, S&P 500 and banking index contracts performed well, but contracts written on gold and oil indexes detracted from performance over the period.

     Overall, global asset allocation had a negative impact on Fund performance during the period, as both equity and currency positions performed poorly. Within equities, long positions in German and Dutch equity markets were a drag on performance as these markets underperformed short positions in Australian and Canadian equity markets. Within currencies, short positions in the Canadian dollar, euro and Swiss franc detracted from performance, as did a short position in the Japanese yen, while a long position in the Norwegian krone contributed positively to the Fund's returns.

Q.   How did portfolio composition affect Fund performance?

A. Among the best performing stock holdings, relative to the benchmark, was a long position in JPMorgan Chase, as the financial services company's stock saw moderate gains during the period amid a decline in the financial sector as a whole. The rise in the company's stock price was primarily due to the fact that JP Morgan Chase was seen as better prepared for a US slowdown than most financial sector firms. Also contributing positively to performance was a long position in Archer-Daniels-Midland, whose stock rose as the agriculture firm benefited from strong earnings and rising sales as lower profits on ethanol production were offset by strong profits from the company's traditional food business. Additionally, a long position in pharmacy benefit management firm Medco Health Solutions helped performance as the company's stock soared due to increasing earnings growth and a two-for-one stock split.


Analytic Defensive Equity Fund

     Detracting from performance was a long position in Boeing. The aerospace and defense company's stock fell, due in large part to continued delays in the much-anticipated completion of the 787 Dreamliner aircraft. Also detracting from performance was a long position in Tyson Foods as the meat producer's stock fell after the company lowered its full-year earnings projections. Finally, a long position in General Electric also detracted from performance. The conglomerate's stock fell as record energy prices and a weakening economy worried investors.

Q.   What is the investment outlook for the US large-cap stock market?

A. Analytic Investors, LLC's ("Analytic") investment process is based on the belief that investor preferences change, but change slowly over time. As a result, Analytic continues to emphasize stocks with attractive sales to price ratios and above average relative earnings yields. In addition, Analytic continues to emphasize companies with a sensitivity to low quality debt as well as companies with attractive cash flow to price ratios. Finally, Analytic continues to deemphasize companies with above average financial leverage, in addition to deemphasizing those with above average dividend yields and high trading volume.


Top Ten Holdings
as of January 31, 2008

U.S. Treasury Bill,
3.052%, 06/05/08              6.2%
-------------------------------------
Exxon Mobil                   4.6%
-------------------------------------
General Electric              3.7%
-------------------------------------
AT&T                          2.8%
-------------------------------------
Chevron                       2.6%
-------------------------------------
JPMorgan Chase                2.4%
-------------------------------------
Altria Group                  2.4%
-------------------------------------
Hewlett-Packard               2.1%
-------------------------------------
Boeing                        1.8%
-------------------------------------
Procter & Gamble              1.7%
-------------------------------------
As a % of Total
Fund Investments*            30.3%
-------------------------------------

*Top Ten Holdings are all long positions.


                                                  Analytic Defensive Equity Fund

--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Annualized     Annualized      Annualized      Annualized
                                             Inception     6 Month      1 Year         5 Year         10 Year         Inception
                                                Date       Return*      Return         Return          Return          to Date
------------------------------------------------------------------------------------------------------------------------------------
Class A with load                             03/31/05     (16.06)%     (15.23)%         n/a             n/a            1.33%
Class A without load                          03/31/05     (10.91)%     (10.04)%         n/a             n/a            3.47%
Class C with load                             03/31/05     (12.04)%     (11.48)%         n/a             n/a            2.74%
Class C without load                          03/31/05     (11.21)%     (10.65)%         n/a             n/a            2.74%
Class Z                                       07/01/78     (10.77)%      (9.72)%       9.97%           7.15%           10.11%(1)
Institutional Class                           12/09/05(2)  (10.79)%      (9.73)%         n/a             n/a            0.34%
S&P 500 Index                                 07/01/78      (4.32)%      (2.31)%      12.04%           5.14%           12.80%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

*Not annualized.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the supplement dated February 4, 2008 to the prospectus dated November 19, 2007) are 1.96% and 1.92%; 2.67% and 2.67%; 1.66% and 1.66%; 1.60% and 1.60%, respectively.

On December 9, 2005, Old Mutual Analytic Defensive Equity Fund (the "Fund") acquired substantially all the assets and liabilities of the Analytic Defensive Equity Fund, a series of The Advisors' Inner Circle Fund (the "Predecessor Fund"). On June 24, 2002, the Predecessor Fund acquired substantially all of the assets and liabilities of the Analytic Defensive Equity Fund, a series of UAM Funds, Inc. II. Substantially similar strategies and policies were used to manage each of the funds. The Fund's Class Z shares are the successor class of the Predecessor Fund's Institutional Class. The Fund's Institutional Class is new.

(1) Based on Predecessor Fund's inception date of July 1, 1978. Total return is annualized.

(2) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 16, 2005.

Fund Performance
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

             Old Mutual
              Analytic
             Defensive
           Equity Fund -
              Class Z       S&P 500 Index
 07/31/97      10,000          10,000
 07/31/98      12,222          11,929
 07/31/99      15,240          14,338
 07/31/00      15,417          15,625
 07/31/01      15,114          13,386
 07/31/02      13,262          10,223
 07/31/03      14,227          11,311
 07/31/04      16,306          12,801
 07/31/05      20,054          14,600
 07/31/06      20,888          15,386
 07/31/07      23,047          17,868
 01/31/08      20,564          17,096



Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on July 31, 1997 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other shares will vary due to differences in sales charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of January 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Common Stock               92.5%
U.S. Treasury Obligations   6.2%
Cash Equivalents            0.9%
Options Contracts           0.4%

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2008 (UNAUDITED)

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 113.5%
Advertising Agencies - 0.8%
Interpublic Group* (D)                       620,650   $      5,542
                                                       --------------

Total Advertising Agencies                                    5,542
---------------------------------------------------------------------

Aerospace/Defense - 4.1%
Boeing (D)                                   192,142         15,982
Lockheed Martin (D)                           62,364          6,730
Raytheon (D)                                 106,104          6,912
                                                       --------------

Total Aerospace/Defense                                      29,624
---------------------------------------------------------------------

Agricultural Chemicals - 0.6%
Monsanto (D)                                  35,717          4,016
                                                       --------------

Total Agricultural Chemicals                                  4,016
---------------------------------------------------------------------

Agricultural Operations - 1.3%
Archer-Daniels-Midland (D)                   211,885          9,334
                                                       --------------

Total Agricultural Operations                                 9,334
---------------------------------------------------------------------

Airlines - 0.7%
Delta Air Lines* (D)                         254,127          4,277
Northwest Airlines* (D)                       51,044            955
                                                       ______________

Total Airlines                                                5,232
_____________________________________________________________________

Applications Software - 1.2%
Microsoft (D)                                269,816          8,796
                                                       ______________

Total Applications Software                                   8,796
_____________________________________________________________________

Audio/Video Product - 0.0%
Harman International Industries (D)            1,272             59
                                                       ______________

Total Audio/Video Product                                        59
_____________________________________________________________________

Auto/Truck Parts & Equipment-Original - 0.6%
TRW Automotive Holdings* (D)                 176,030          4,036
                                                       ______________

Total Auto/Truck Parts & Equipment-Original                   4,036
_____________________________________________________________________

Auto-Cars/Light Trucks - 1.3%
Ford Motor* (D)                            1,209,587          8,032
General Motors (D)                            58,645          1,660
                                                       ______________

Total Auto-Cars/Light Trucks                                  9,692
---------------------------------------------------------------------

Beverages-Wine/Spirits - 0.3%
Constellation Brands, Cl A* (D)               98,306          2,055
                                                       ______________

Total Beverages-Wine/Spirits                                  2,055
_____________________________________________________________________

Brewery - 0.0%
Molson Coors Brewing, Cl B (D)                 7,731            345
                                                       --------------

Total Brewery                                                   345
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Building & Construction Products-Miscellaneous - 0.4%
Owens Corning* (D)                           126,140   $      2,742
                                                       ______________

Total Building & Construction Products-Miscellaneous          2,742
_____________________________________________________________________

Cable TV - 1.4%
Cablevision Systems, Cl A* (D)                59,280          1,392
Comcast, Cl A* (D)                            88,140          1,601
DIRECTV Group* (D)                           326,552          7,374
Time Warner Cable, Cl A* (D)                   3,349             84
                                                       --------------

Total Cable TV                                               10,451
---------------------------------------------------------------------

Cellular Telecommunications - 0.9%
US Cellular* (D)                              91,362          6,496
                                                       --------------

Total Cellular Telecommunications                             6,496
---------------------------------------------------------------------

Chemicals-Diversified - 0.1%
PPG Industries (D)                             7,404            489
                                                       --------------

Total Chemicals-Diversified                                     489
---------------------------------------------------------------------

Chemicals-Specialty - 1.7%
Ashland (D)                                  250,425         11,402
Cabot (D)                                      9,781            291
Ecolab (D)                                    14,496            699
                                                       --------------

Total Chemicals-Specialty                                    12,392
---------------------------------------------------------------------

Commercial Banks-Central US - 0.1%
BOK Financial (D)                              8,321            453
                                                       --------------

Total Commercial Banks-Central US                               453
---------------------------------------------------------------------

Commercial Banks-Southern US - 0.0%
First Citizens BancShares, Cl A (D)            1,149            157
                                                       --------------

Total Commercial Banks-Southern US                              157
---------------------------------------------------------------------

Commercial Services-Finance - 0.1%
Western Union (D)                             21,177            474
                                                       --------------

Total Commercial Services-Finance                               474
---------------------------------------------------------------------

Computer Services - 3.0%
Computer Sciences* (D)                       214,640          9,084
Electronic Data Systems (D)                  459,749          9,241
Unisys* (D)                                  805,612          3,351
                                                       ______________

Total Computer Services                                      21,676
_____________________________________________________________________

Computers - 4.2%
Hewlett-Packard (D)                          421,047         18,421
International Business Machines (D)           13,392          1,437
Sun Microsystems* (D)                        587,145         10,275
                                                       --------------

Total Computers                                              30,133
---------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2008 (UNAUDITED)

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Consulting Services - 0.1%
Accenture, Cl A (D)                           27,160   $        940
                                                       ______________

Total Consulting Services                                       940
---------------------------------------------------------------------

Containers-Metal/Glass - 0.9%
Crown Holdings* (D)                          271,106          6,647
                                                       --------------

Total Containers-Metal/Glass                                  6,647
---------------------------------------------------------------------

Cosmetics & Toiletries - 2.1%
Procter & Gamble (D)                         229,891         15,161
                                                       --------------

Total Cosmetics & Toiletries                                 15,161
_____________________________________________________________________

Data Processing/Management - 0.7%
MasterCard, Cl A (D)                          19,181          3,970
MoneyGram International (D)                  140,600            751
                                                       --------------

Total Data Processing/Management                              4,721
_____________________________________________________________________

Distribution/Wholesale - 1.4%
Ingram Micro, Cl A* (D)                       65,015          1,156
Tech Data* (D)                               148,373          5,101
WESCO International* (D)                      31,617          1,336
WW Grainger (D)                               36,670          2,918
                                                       --------------

Total Distribution/Wholesale                                 10,511
_____________________________________________________________________

Diversified Manufacturing Operations - 5.8%
Carlisle (D)                                  10,188            339
General Electric (D)                         935,721         33,134
Harsco (D)                                    11,904            678
Honeywell International (D)                  131,102          7,744
                                                       --------------

Total Diversified Manufacturing Operations                   41,895
---------------------------------------------------------------------

E-Commerce/Products - 0.5%
Amazon.com* (D)                               49,002          3,807
                                                       --------------

Total E-Commerce/Products                                     3,807
_____________________________________________________________________

E-Commerce/Services - 0.6%
eBay* (D)                                     76,952          2,069
Expedia* (D)                                  57,675          1,328
HLTH* (D)                                    100,643          1,126
                                                       ______________

Total E-Commerce/Services                                     4,523
---------------------------------------------------------------------

Electric-Integrated - 0.6%
Alliant Energy (D)                             2,680             99
PG&E (D)                                      95,194          3,907
                                                       ______________

Total Electric-Integrated                                     4,006
_____________________________________________________________________

Electronic Components-Miscellaneous - 0.4%
AVX (D)                                       18,863            246
Jabil Circuit (D)                             84,344          1,118
Vishay Intertechnology* (D)                  117,989          1,238
                                                       --------------

Total Electronic Components-Miscellaneous                     2,602
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Electronic Components-Semiconductors - 1.7%
Broadcom, Cl A* (D)                            9,640   $        213
Fairchild Semiconductor
   International* (D)                        182,276          2,233
Texas Instruments (D)                        311,884          9,647
                                                       --------------

Total Electronic Components-Semiconductors                   12,093
_____________________________________________________________________

Electronic Design Automation - 0.1%
Synopsys* (D)                                 49,103          1,081
                                                       --------------

Total Electronic Design Automation                            1,081
_____________________________________________________________________

Electronic Parts Distribution - 1.6%
Arrow Electronics* (D)                       234,194          8,014
Avnet* (D)                                   104,677          3,728
                                                       --------------

Total Electronic Parts Distribution                          11,742
_____________________________________________________________________

Engineering/R&D Services - 2.6%
Fluor (D)                                     40,042          4,872
Jacobs Engineering Group* (D)                 93,473          7,145
KBR* (D)                                     128,193          4,050
Shaw Group* (D)                               15,628            883
URS* (D)                                      40,320          1,770
                                                       ______________

Total Engineering/R&D Services                               18,720
---------------------------------------------------------------------

Fiduciary Banks - 1.8%
Bank of New York Mellon (D)                  199,753          9,314
Northern Trust (D)                            41,733          3,062
State Street (D)                               6,133            504
                                                       ______________

Total Fiduciary Banks                                        12,880
_____________________________________________________________________

Finance-Auto Loans - 0.0%
AmeriCredit* (D)                               7,846            104
                                                       --------------

Total Finance-Auto Loans                                        104
_____________________________________________________________________

Finance-Investment Banker/Broker - 4.5%
Charles Schwab (D)                           496,668         11,076
JPMorgan Chase (D)                           455,664         21,667
                                                       --------------

Total Finance-Investment Banker/Broker                       32,743
_____________________________________________________________________

Food-Dairy Products - 0.2%
Dean Foods (D)                                53,883          1,509
                                                       ______________

Total Food-Dairy Products                                     1,509
_____________________________________________________________________

Food-Meat Products - 0.4%
Tyson Foods, Cl A (D)                        196,352          2,798
                                                       --------------

Total Food-Meat Products                                      2,798
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Food-Miscellaneous/Diversified - 0.4%
Corn Products International (D)               58,102   $      1,964
Kraft Foods, Cl A (D)                         30,592            895
                                                       --------------

Total Food-Miscellaneous/Diversified                          2,859
---------------------------------------------------------------------

Food-Retail - 1.2%
Kroger (D)                                   342,745          8,723
                                                       ______________

Total Food-Retail                                             8,723
---------------------------------------------------------------------

Food-Wholesale/Distribution - 0.3%
SYSCO (D)                                     83,397          2,423
                                                       ______________

Total Food-Wholesale/Distribution                             2,423
---------------------------------------------------------------------

Gas-Distribution - 0.5%
Sempra Energy (D)                             67,039          3,747
                                                       --------------

Total Gas-Distribution                                        3,747
---------------------------------------------------------------------

Gold Mining - 0.6%
Newmont Mining (D)                            78,550          4,268
                                                       --------------

Total Gold Mining                                             4,268
_____________________________________________________________________

Health Care Cost Containment - 1.6%
McKesson (D)                                 182,650         11,469
                                                       --------------

Total Health Care Cost Containment                           11,469
_____________________________________________________________________

Hotels & Motels - 1.3%
Marriott International, Cl A (D)             198,707          7,146
Wyndham Worldwide (D)                         89,851          2,117
                                                       --------------

Total Hotels & Motels                                         9,263
_____________________________________________________________________

Human Resources - 0.2%
Manpower (D)                                  29,259          1,646
                                                       --------------

Total Human Resources                                         1,646
---------------------------------------------------------------------

Independent Power Producer - 1.2%
Reliant Energy* (D)                          412,602          8,776
                                                       ______________

Total Independent Power Producer                              8,776
_____________________________________________________________________

Industrial Gases - 0.2%
Airgas (D)                                    28,202          1,309
                                                       ______________

Total Industrial Gases                                        1,309
_____________________________________________________________________

Instruments-Scientific - 0.6%
Applied Biosystems Group (D)                 120,904          3,812
Thermo Fisher Scientific* (D)                  4,611            237
                                                       --------------

Total Instruments-Scientific                                  4,049
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Insurance Brokers - 0.2%
AON (D)                                       36,395   $      1,584
                                                       ______________

Total Insurance Brokers                                       1,584
_____________________________________________________________________

Investment Management/Advisory Services - 1.6%
Blackrock (D)                                 18,710          4,137
Franklin Resources (D)                        61,998          6,462
GLG Partners* (D)                             44,745            528
Janus Capital Group (D)                        5,742            155
                                                       ______________

Total Investment Management/Advisory Services                11,282
_____________________________________________________________________

Life/Health Insurance - 1.1%
Cigna (D)                                    148,244          7,288
Prudential Financial (D)                       8,988            758
                                                       --------------

Total Life/Health Insurance                                   8,046
_____________________________________________________________________

Machinery-Pumps - 0.4%
Flowserve (D)                                 33,447          2,747
                                                       --------------

Total Machinery-Pumps                                         2,747
_____________________________________________________________________

Medical Products - 0.9%
Baxter International (D)                       3,237            197
Stryker (D)                                   95,267          6,380
                                                       --------------

Total Medical Products                                        6,577
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 2.0%
Amgen* (D)                                   121,213          5,647
Genentech* (D)                               128,212          8,999
                                                       ______________

Total Medical-Biomedical/Genetic                             14,646
---------------------------------------------------------------------

Medical-HMO - 2.7%
Aetna (D)                                      4,901            261
Health Net* (D)                               10,458            486
Humana* (D)                                  131,053         10,524
WellPoint* (D)                               104,590          8,179
                                                       --------------

Total Medical-HMO                                            19,450
---------------------------------------------------------------------

Medical-Wholesale Drug Distributors - 3.2%
AmerisourceBergen (D)                        252,679         11,787
Cardinal Health (D)                          197,101         11,426
                                                       --------------

Total Medical-Wholesale Drug Distributors                    23,213
---------------------------------------------------------------------

Metal Processors & Fabricators - 0.4%
Timken (D)                                   104,301          3,153
                                                       --------------

Total Metal Processors & Fabricators                          3,153
---------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2008 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Multi-Line Insurance - 3.7%
ACE (D)                                       40,792   $      2,380
American National Insurance (D)                2,575            323
Hartford Financial Services Group (D)         28,437          2,297
Loews (D)                                    232,356         10,849
MetLife (D)                                  187,572         11,061
                                                       --------------

Total Multi-Line Insurance                                   26,910
---------------------------------------------------------------------

Multimedia - 0.5%
Time Warner (D)                              115,421          1,817
Walt Disney (D)                               61,800          1,850
                                                       ______________

Total Multimedia                                              3,667
---------------------------------------------------------------------

Non-Hazardous Waste Disposal - 0.1%
Allied Waste Industries* (D)                  95,108            937
                                                       ______________

Total Non-Hazardous Waste Disposal                              937
_____________________________________________________________________

Office Furnishings - 0.2%
Steelcase, Cl A (D)                           93,020          1,426
                                                       --------------

Total Office Furnishings                                      1,426
_____________________________________________________________________

Oil Companies-Exploration & Production - 1.2%
Occidental Petroleum (D)                      20,988          1,424
Plains Exploration & Production* (D)         147,490          7,174
                                                       --------------

Total Oil Companies-Exploration & Production                  8,598
---------------------------------------------------------------------

Oil Companies-Integrated - 10.0%
Chevron (D)                                  273,881         23,143
ConocoPhillips (D)                            56,557          4,543
Exxon Mobil (D)                              468,998         40,521
Marathon Oil (D)                              81,864          3,835
Murphy Oil (D)                                 5,218            384
                                                       --------------

Total Oil Companies-Integrated                               72,426
---------------------------------------------------------------------

Oil Field Machinery & Equipment - 0.1%
National Oilwell Varco* (D)                   10,561            636
                                                       --------------

Total Oil Field Machinery & Equipment                           636
---------------------------------------------------------------------

Oil-Field Services - 0.9%
Halliburton (D)                               92,280          3,061
Schlumberger (D)                              34,616          2,612
Weatherford International* (D)                 9,325            576
                                                       ______________

Total Oil-Field Services                                      6,249
_____________________________________________________________________

Paper & Related Products - 0.6%
International Paper (D)                       26,095            842
Rayonier (D)                                  62,083          2,627
Smurfit-Stone Container* (D)                  95,441            906
                                                       --------------

Total Paper & Related Products                                4,375
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Pharmacy Services - 1.8%
Medco Health Solutions* (D)                 263,240    $     13,183
                                                       ______________

Total Pharmacy Services                                      13,183
_____________________________________________________________________

Pipelines - 0.6%
Williams (D)                                 135,596          4,335
                                                       --------------

Total Pipelines                                               4,335
_____________________________________________________________________

Printing-Commercial - 0.3%
RR Donnelley & Sons (D)                       60,706          2,118
                                                       ______________

Total Printing-Commercial                                     2,118
_____________________________________________________________________

Property/Casualty Insurance - 1.7%
Alleghany* (D)                                 2,943          1,112
Travelers (D)                                208,984         10,052
White Mountains Insurance (D)                  2,594          1,258
                                                       --------------

Total Property/Casualty Insurance                            12,422
---------------------------------------------------------------------

Real Estate Management/Services - 0.3%
Jones Lang LaSalle (D)                        31,525          2,453
                                                       --------------

Total Real Estate Management/Services                         2,453
_____________________________________________________________________

Real Estate Operation/Development - 0.1%
Forestar Real Estate Group* (D)               26,038            595
                                                       --------------

Total Real Estate Operation/Development                         595
_____________________________________________________________________

Reinsurance - 0.3%
PartnerRe (D)                                 11,222            890
Transatlantic Holdings (D)                    23,437          1,598
                                                       --------------

Total Reinsurance                                             2,488
---------------------------------------------------------------------

REITs-Apartments - 0.2%
AvalonBay Communities (D)                     13,986          1,314
                                                       --------------

Total REITs-Apartments                                        1,314
---------------------------------------------------------------------

REITs-Hotels - 0.3%
Host Hotels & Resorts (D)                    138,499          2,318
                                                       ______________

Total REITs-Hotels                                            2,318
---------------------------------------------------------------------

REITs-Mortgage - 0.1%
Annaly Capital Management (D)                 18,624            367
                                                       ______________

Total REITs-Mortgage                                            367
_____________________________________________________________________

REITs-Office Property - 0.8%
Boston Properties (D)                         63,050          5,796
                                                       --------------

Total REITs-Office Property                                   5,796
---------------------------------------------------------------------

Rental Auto/Equipment - 0.1%
Hertz Global Holdings* (D)                    47,091            703
                                                       --------------

Total Rental Auto/Equipment                                     703
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Retail-Apparel/Shoe - 0.9%
Hanesbrands* (D)                             259,970   $      6,658
                                                       ______________

Total Retail-Apparel/Shoe                                     6,658
_____________________________________________________________________

Retail-Automobile - 0.2%
Penske Auto Group (D)                         98,147          1,782
                                                       ______________

Total Retail-Automobile                                       1,782
_____________________________________________________________________

Retail-Consumer Electronics - 0.9%
Best Buy (D)                                 130,877          6,388
                                                       ______________

Total Retail-Consumer Electronics                             6,388
_____________________________________________________________________

Retail-Discount - 1.6%
Big Lots* (D)                                372,591          6,468
Costco Wholesale (D)                          17,922          1,218
Wal-Mart Stores (D)                           72,973          3,713
                                                       --------------

Total Retail-Discount                                        11,399
---------------------------------------------------------------------

Retail-Drug Store - 0.3%
Rite Aid* (D)                                826,989          2,448
                                                       --------------

Total Retail-Drug Store                                       2,448
---------------------------------------------------------------------

Saving & Loan/Thrifts-Central US - 0.1%
Capitol Federal Financial (D)                  1,760             57
TFS Financial* (D)                            43,668            521
                                                       ______________

Total Saving & Loan/Thrifts-Central US                          578
_____________________________________________________________________

Saving & Loan/Thrifts-Southern US - 0.1%
Guaranty Financial Group* (D)                 36,738            511
                                                       --------------

Total Saving & Loan/Thrifts-Southern US                         511
---------------------------------------------------------------------

Semiconductor Components-Integrated Circuits - 0.2%
Atmel* (D)                                   517,477          1,635
                                                       --------------

Total Semiconductor Components-Integrated Circuits            1,635
---------------------------------------------------------------------

Steel-Producers - 0.0%
AK Steel Holding (D)                           4,486            214
                                                       --------------

Total Steel-Producers                                           214
---------------------------------------------------------------------

Super-Regional Banks-US - 1.5%
Bank of America (D)                            6,533            290
Capital One Financial (D)                    157,964          8,658
Wachovia (D)                                  55,057          2,143
                                                       ______________

Total Super-Regional Banks-US                                11,091
_____________________________________________________________________

Telecommunications Services - 0.6%
Amdocs* (D)                                  140,189          4,639
                                                       --------------

Total Telecommunications Services                             4,639
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Telephone-Integrated - 3.8%
AT&T (D)                                     655,128   $     25,216
Verizon Communications (D)                    67,316          2,614
                                                       --------------

Total Telephone-Integrated                                   27,830
---------------------------------------------------------------------

Television - 0.2%
DISH Network Cl A* (D)                        51,393          1,451
                                                       --------------

Total Television                                              1,451
---------------------------------------------------------------------

Tobacco - 3.0%
Altria Group (D)                             284,372         21,561
                                                       --------------

Total Tobacco                                                21,561
---------------------------------------------------------------------

Tools-Hand Held - 0.6%
Snap-On (D)                                   96,050          4,718
                                                       ______________

Total Tools-Hand Held                                         4,718
_____________________________________________________________________

Toys - 0.1%
Hasbro (D)                                    28,652            744
                                                       ______________

Total Toys                                                      744
_____________________________________________________________________

Transport-Marine - 0.0%
Alexander & Baldwin (D)                        6,527            298
                                                       ______________

Total Transport-Marine                                          298
---------------------------------------------------------------------

Transport-Services - 3.2%
CH Robinson Worldwide (D)                     50,612          2,811
FedEx (D)                                    101,841          9,520
United Parcel Service, Cl B (D)              149,704         10,952
                                                       --------------

Total Transport-Services                                     23,283
---------------------------------------------------------------------

Transport-Truck - 0.0%
JB Hunt Transport Services (D)                 4,760            148
                                                       --------------

Total Transport-Truck                                           148
---------------------------------------------------------------------

Water Treatment Systems - 0.4%
Nalco Holding (D)                            138,460          2,899
                                                       --------------

Total Water Treatment Systems                                 2,899
---------------------------------------------------------------------

Web Portals/ISP - 1.7%
Google, Cl A* (D)                             22,227         12,543
                                                       ______________

Total Web Portals/ISP                                        12,543
---------------------------------------------------------------------

Wireless Equipment - 0.8%
American Tower, Cl A* (D)                      2,408             90
Motorola (D)                                 495,132          5,709
                                                       ______________

Total Wireless Equipment                                      5,799
                                                       ______________

Total Common Stock (Cost $799,962)                          823,840
---------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2008 (UNAUDITED)

---------------------------------------------------------------------
                                         Shares/
                                       Face Amount
Description                          (000)/Contracts     Value (000)
---------------------------------------------------------------------

Warrants - 0.0%
Raytheon, expires 6/16/11                        528   $         15
                                                       ______________

Total Warrants (Cost $-)                                         15
_____________________________________________________________________

U.S. Treasury Obligations - 7.6%
U. S. Treasury Bill 3.052%, 06/05/08 (E)     $55,640         55,263
                                                       ______________

Total U.S. Treasury Obligations (Cost $55,065)               55,263
_____________________________________________________________________

Money Market Fund - 1.1%
Dreyfus Cash Management Fund,
   Institutional Class, 4.850% (A)         7,802,642          7,803
                                                       --------------

Total Money Market Fund (Cost $7,803)                         7,803
---------------------------------------------------------------------

Purchased Option Contracts - 0.5%
Call Option - 0.2%
S&P 500 Index March 2008 27.5 Call               410             75
S&P 500 Index May 2008 27.5 Call               5,570          1,114
                                                       ______________

Total Call Option                                             1,189
_____________________________________________________________________

Put Option - 0.3%
S&P 500 Index February 2008 27.5 Put           5,980          2,093
                                                       --------------

Total Put Option                                              2,093
                                                       --------------

Total Purchased Option Contracts
   (Cost $3,568)                                              3,282
---------------------------------------------------------------------

Total Investments - 122.7% (Cost $866,398)                  890,203
---------------------------------------------------------------------

Securities Sold Short - (19.0)%
Airlines - (1.1)%
Copa Holdings, Cl A                         (200,674)        (7,832)
                                                       ______________

Total Airlines                                               (7,832)
_____________________________________________________________________

Building Products-Cement/Aggregate - (0.1)%
Eagle Materials                              (25,734)          (970)
                                                       ______________

Total Building Products-Cement/Aggregate                       (970)
_____________________________________________________________________

Building-Residential/Commercial - (1.2)%
Centex                                       (11,219)          (312)
KB Home                                      (68,958)        (1,896)
MDC Holdings                                 (65,433)        (3,028)
Ryland Group                                (106,748)        (3,598)
                                                       ______________

Total Building-Residential/Commercial                        (8,834)
---------------------------------------------------------------------

Cellular Telecommunications - (0.1)%
Leap Wireless International*                 (11,036)          (456)
                                                       ______________

Total Cellular Telecommunications                              (456)
_____________________________________________________________________



---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Commercial Services - (0.3)%
ChoicePoint*                                 (31,396)  $     (1,045)
Weight Watchers International                (20,442)          (871)
                                                       --------------

Total Commercial Services                                    (1,916)
---------------------------------------------------------------------

Commercial Services - Finance - (0.3)%
Paychex                                      (74,448)        (2,436)
                                                       --------------

Total Commercial Services - Finance                          (2,436)
---------------------------------------------------------------------

Computers - Integrated Systems - (0.2)%
Diebold                                      (50,545)        (1,308)
                                                       --------------

Total Computers - Integrated Systems                         (1,308)
---------------------------------------------------------------------

Consulting Services - (0.7)%
Corporate Executive Board                    (91,622)        (5,273)
                                                       ______________

Total Consulting Services                                    (5,273)
---------------------------------------------------------------------

Containers-Paper/Plastic - (0.8)%
Bemis                                       (199,868)        (5,432)
Sonoco Products                              (18,861)          (582)
                                                       ______________

Total Containers-Paper/Plastic                               (6,014)
_____________________________________________________________________

Cosmetics & Toiletries - (0.0)%
Bare Escentuals                              (11,001)          (262)
                                                       ______________

Total Cosmetics & Toiletries                                   (262)
_____________________________________________________________________

Data Processing/Management - (0.5)%
Fair Isaac                                  (147,900)        (3,771)
                                                       ______________

Total Data Processing/Management                             (3,771)
---------------------------------------------------------------------

Direct Marketing - (0.1)%
Harte-Hanks                                  (39,756)          (637)
                                                       ______________

Total Direct Marketing                                         (637)
---------------------------------------------------------------------

Diversified Operations - (1.0)%
Leucadia National                           (164,890)        (7,283)
                                                       ______________

Total Diversified Operations                                 (7,283)
_____________________________________________________________________

Electronic Components-Miscellaneous - (0.9)%
Gentex                                      (412,266)        (6,539)
                                                       ______________

Total Electronic Components-Miscellaneous                    (6,539)
_____________________________________________________________________

Electronic Components-Semiconductors - (0.3)%
Advanced Micro Devices                       (52,686)          (403)
International Rectifier*                      (5,352)          (149)
Qlogic*                                     (106,792)        (1,527)
Rambus*                                      (13,647)          (266)
                                                       --------------

Total Electronic Components-Semiconductors                   (2,345)
---------------------------------------------------------------------

Finance-Investment Banker/Broker - (0.9)%
Bear Stearns                                 (69,209)        (6,250)
                                                       --------------

Total Finance-Investment Banker/Broker                       (6,250)
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Financial Guarantee Insurance - (0.2)%
MBIA                                         (25,068)  $       (389)
PMI Group                                   (124,085)        (1,179)
                                                       --------------

Total Financial Guarantee Insurance                          (1,568)
---------------------------------------------------------------------

Garden Products - (0.1)%
Toro                                         (17,478)          (862)
                                                       --------------

Total Garden Products                                          (862)
---------------------------------------------------------------------

Internet Infrastructure Software - (0.1)%
F5 Networks*                                 (38,662)          (910)
                                                       --------------

Total Internet Infrastructure Software                         (910)
---------------------------------------------------------------------

Machinery-Print Trade - (0.6)%
Zebra Technologies, Cl A*                   (134,363)        (4,126)
                                                       --------------

Total Machinery-Print Trade                                  (4,126)
---------------------------------------------------------------------

Machinery-Pumps - (0.0)%
Graco                                         (1,217)           (42)
                                                       --------------

Total Machinery-Pumps                                           (42)
---------------------------------------------------------------------

Medical Products - (0.7)%
Coopers                                     (131,740)        (5,188)
                                                       --------------

Total Medical Products                                       (5,188)
---------------------------------------------------------------------

Medical-Biomedical/Genetic - (0.1)%
Invitrogen*                                  (11,576)          (992)
                                                       --------------

Total Medical-Biomedical/Genetic                               (992)
---------------------------------------------------------------------

Medical-Drugs - (0.3)%
King Pharmaceuticals*                       (183,820)        (1,928)
                                                       --------------

Total Medical-Drugs                                          (1,928)
---------------------------------------------------------------------

Medical-HMO - (0.1)%
WellCare Health Plans*                       (20,559)          (966)
                                                       --------------

Total Medical-HMO                                              (966)
---------------------------------------------------------------------

Medical-Hospitals - (0.6)%
LifePoint Hospitals*                        (149,457)        (4,035)
                                                       --------------

Total Medical-Hospitals                                      (4,035)
---------------------------------------------------------------------

Medical-Outpatient/Home Medical - (0.3)%
Lincare Holdings*                            (53,429)        (1,785)
                                                       --------------

Total Medical-Outpatient/Home Medical                        (1,785)
---------------------------------------------------------------------

Motion Pictures & Services - (0.3)%
DreamWorks Animation SKG, Cl A*              (94,243)        (2,304)
                                                       --------------

Total Motion Pictures & Services                             (2,304)
---------------------------------------------------------------------

Office Automation & Equipment - (0.0)%
Pitney Bowes                                  (8,760)          (321)
                                                       --------------

Total Office Automation & Equipment                            (321)
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Oil Companies-Exploration & Production - (0.4)%
Unit*                                        (58,531)  $     (2,934)
                                                       ______________

Total Oil Companies-Exploration & Production                 (2,934)
_____________________________________________________________________

Paper & Related Products - (0.6)%
Louisiana-Pacific                           (306,614)        (4,682)
                                                       ______________

Total Paper & Related Products                               (4,682)
_____________________________________________________________________

Property/Casualty Insurance - (0.5)%
Fidelity National Financial, Cl A           (189,186)        (3,725)
                                                       ______________

Total Property/Casualty Insurance                            (3,725)
_____________________________________________________________________

Publishing-Periodicals - (0.2)%
Idearc                                       (80,587)        (1,310)
                                                       ______________

Total Publishing-Periodicals                                 (1,310)
_____________________________________________________________________

Racetracks - (0.0)%
International Speedway, Cl A                  (1,834)           (75)
                                                       ______________

Total Racetracks                                                (75)
_____________________________________________________________________

REITs-Diversified - (0.1)%
CapitalSource                                (40,911)          (671)
                                                       ______________

Total REITs-Diversified                                        (671)
_____________________________________________________________________

Retail-Apparel/Shoe - (0.4)%
Jones Apparel Group                         (170,800)        (2,869)
                                                       ______________

Total Retail-Apparel/Shoe                                    (2,869)
_____________________________________________________________________

Retail-Auto Parts - (0.1)%
Advance Auto Parts                           (27,084)          (966)
                                                       ______________

Total Retail-Auto Parts                                        (966)
_____________________________________________________________________

Retail-Building Products - (0.2)%
Home Depot                                   (39,224)        (1,203)
                                                       ______________

Total Retail-Building Products                               (1,203)
_____________________________________________________________________

Retail-Consumer Electronics - (0.5)%
Circuit City Stores                         (649,125)        (3,531)
                                                       ______________

Total Retail-Consumer Electronics                            (3,531)
_____________________________________________________________________

Retail-Jewelry - (0.1)%
Tiffany                                      (18,015)          (719)
                                                       ______________

Total Retail-Jewelry                                           (719)
_____________________________________________________________________

Retirement/Aged Care - (0.2)%
Brookdale Senior Living                      (80,792)        (1,803)
                                                       ______________

Total Retirement/Aged Care                                   (1,803)
_____________________________________________________________________

Schools - (0.1)%
Apollo Group, Cl A*                           (8,300)          (662)
                                                       ______________

Total Schools                                                  (662)
_____________________________________________________________________

OLD MUTUAL ANALYTIC DEFENSIVE EQUITY FUND - concluded
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2008 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Semiconductor Components-Integrated Circuits - (1.2)%
Linear Technology                           (305,519)  $     (8,454)
                                                       ______________

Total Semiconductor Components-Integrated Circuits           (8,454)
_____________________________________________________________________

Telecommunications Services - (0.2)%
Embarq                                       (28,703)        (1,300)
                                                       ______________

Total Telecommunications Services                            (1,300)
_____________________________________________________________________

Telephone-Integrated - (0.5)%
Citizens Communications                     (147,457)        (1,691)
Windstream                                  (160,260)        (1,861)
                                                       ______________

Total Telephone-Integrated                                   (3,552)
_____________________________________________________________________

Television - (0.9)%
Central European Media Enterprises, Cl A*    (66,953)        (6,346)
                                                       --------------

Total Television                                             (6,346)
---------------------------------------------------------------------

Tobacco - (0.1)%
Loews - Carolina Group                        (7,398)          (608)
                                                       ______________

Total Tobacco                                                  (608)
---------------------------------------------------------------------

Transactional Software - (0.2)%
VeriFone Holdings*                           (68,748)        (1,345)
                                                       --------------

Total Transactional Software                                 (1,345)
---------------------------------------------------------------------

Transport-Equipment & Leasing - (0.3)%
Aircastle                                    (97,844)        (2,405)
                                                       --------------

Total Transport-Equipment & Leasing                          (2,405)
---------------------------------------------------------------------

Transport-Marine - (0.2)%
Teekay                                       (30,053)        (1,422)
                                                       --------------

Total Transport-Marine                                       (1,422)
                                                       --------------

Total Securities Sold Short (Proceeds $(152,044))          (137,735)
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                                 Contracts    Value (000)
---------------------------------------------------------------------

Written Option Contracts - (5.3)%
Written Call Option Contracts - (4.9)%
Amex Airline Index
   February 2008 Call 32.5                    (8,875)  $     (3,994)
Amex Oil Index
   February 2008 Call 1,400                     (225)          (302)
Amex Security Broker/Dealer Index
   February 2008 Call 190                     (1,575)        (3,402)
CBOE Oil Index
   February 2008 Call 820                       (375)          (274)
KBW Bank Index
   February 2008 Call 80                      (3,650)        (5,694)
MS Commodity Related Index
   February 2008 Call 800                       (375)        (1,624)
S&P 400 MidCap Index
   February 2008 Call 780                       (375)        (1,230)
S&P 500 Index
   February 2008 Call 1,350                     (800)        (3,480)
S&P 500 Index
   February 2008 Call 1,325                   (1,025)        (6,560)
S&P 500 Index
   February 2008 Call 1,300                   (1,000)        (8,240)
S&P 500 Index
   February 2008 Call 27.5                    (5,980)          (718)
                                                       --------------

Total Written Call Option Contracts                         (35,518)
---------------------------------------------------------------------

Written Put Option Contracts - (0.4)%
S&P 500 Index
   March 2008 Put 27.5                          (410)          (172)
S&P 500 Index
   May 2008 Put 27.5                          (5,570)        (2,729)
                                                       --------------

Total Written Put Option Contracts                           (2,901)
                                                       ______________

Total Written Option Contracts
   (Proceeds $(20,322))                                     (38,419)
---------------------------------------------------------------------

Other Assets and Liabilities, Net - 1.6%                     11,774
_____________________________________________________________________

Total Net Assets - 100.0%                              $    725,823
_____________________________________________________________________

The Fund had the following futures contracts open as of January 31, 2008:

                                                         Unrealized
                                  Contract              Appreciation
                       Number of   Value    Expiration (Depreciation)
Contract Description   Contracts   (000)       Date        (000)
---------------------  --------- ---------- ---------- --------------
Amsterdam Index           781     $102,468   02/15/08     $ (7,366)
Dax Index                 428      109,930   03/20/08      (16,114)
DJ Euro Stoxx 50 Index    200       11,358   03/20/08       (1,636)
Euro Index               (769)     (55,786)  02/15/08        4,127
FTSE 100 Index            450       52,563   03/20/08       (3,938)
Hang Seng Index           550       82,858   02/28/08       (2,489)
IBEX 35 Index            (177)     (34,867)  02/15/08        2,011
OMX Index               1,877       27,952   02/22/08         (181)
S&P 500 Index            (240)     (82,776)  03/19/08        1,370
S&P MIB Index            (120)     (30,611)  03/20/08        3,948
S&P/TSE 60 Index         (360)     (55,546)  03/19/08        2,527
SPI 200 Index            (422)     (53,184)  03/20/08        6,894
TOPIX Index              (450)     (56,956)  03/13/08        2,659
                                                          --------
                                                          $ (8,188)
                                                          --------

As of January 31, 2008, the Fund had the following forward foreign currency contracts outstanding:

                                                         Unrealized
                                                        Appreciation
Settlement        Currency             Currency        (Depreciation)
Date             to Deliver           to Receive           (000)
----------   ------------------   ------------------   --------------
03/19/08     USD  (169,427,960)   AUD    194,000,000     $   4,434
03/19/08     USD   (32,521,920)   GBP     16,000,000          (705)
03/19/08     USD  (245,039,335)   NOK  1,330,000,000           782
03/19/08     USD  (163,147,345)   SEK  1,050,000,000         1,881
03/19/08     CAD  (225,000,000)   USD    221,959,160        (2,133)
03/19/08     CHF  (180,000,000)   USD    157,194,398        (9,234)
03/19/08     EUR  (165,000,000)   USD    242,683,650        (2,624)
                                                          --------
                                                         $  (7,599)
                                                          --------

For descriptions of abbreviations and footnotes please refer to page 60.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL ANALYTIC GLOBAL DEFENSIVE EQUITY FUND
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC


Performance Highlights

o During the six-month period ended January 31, 2008, the Old Mutual Analytic Global Defensive Equity Fund's Class A shares posted a (13.46)% return at net asset value. The Fund underperformed its benchmark, the MSCI World Index, which returned (5.66)% for the same time period.

o    Equities detracted from Fund performance during the period.

o Options contributed positively to Fund performance as a result of the declining equity market environment.

o Overall, global asset allocation had a negative impact on Fund performance during the period, as both equity and currency positions performed poorly.


Q.   How did the Fund perform relative to its benchmark?

A. During the six-month period ended January 31, 2008, Class A shares of the Old Mutual Analytic Global Defensive Equity Fund (the "Fund") posted a (13.46)% return at net asset value. The Fund underperformed its benchmark, the MSCI World Index (the "Index"), which returned (5.66)% for the same time period. Performance for all share classes can be found on page 20.

Q.   What investment environment did the Fund face during the past six months?

A. Global stock markets declined during the semi-annual period. Increased volatility and turmoil in global credit markets marred global economies, further fueling concerns that a global recession might be imminent. Oil prices increased, reaching a record high of $100 a barrel. Along these lines, expectations of inflation continued to rise, with inflation in Germany reaching its highest level in six years due to increasing food and heating oil costs. Also, the banking industry was shaken by a trading scandal at Societe Generale, one of Europe's largest banks, which sparked an increase in European market volatility. The decline of the US dollar versus many foreign currencies also had a negative impact, noticeably in Japan where the depreciation of the dollar to the yen triggered a major sell-off in exports.

Q.   Which market factors influenced the Fund's relative performance?

A. Equities detracted from Fund performance during the period, underperforming the Index. Investor behavior over the period was inconsistent with that seen over recent years, creating a challenging environment as trends sharply reversed during the period. Equity positions in companies with positive earnings revisions helped performance as investors favored this characteristic over the period. However, an emphasis on companies with certain technical characteristics, such as companies with above average price momentum, and an emphasis on certain companies with attractive earnings to price ratios detracted from performance as these companies underperformed during the period.

     On a positive note, options contributed positively to Fund performance as a result of the declining equity market environment. Amsterdam, French and Italian index contracts added value during the period as did banking index contracts. On the contrary, oil and gas and Internet sector contracts detracted from performance during the six-month period.

     Overall, global asset allocation had a negative impact on Fund performance during the period, as both equity and currency positions performed poorly. Within equities, long positions in German and Dutch equity markets were a drag on performance as these markets underperformed short positions in Australian and Canadian equity markets. Within currencies, short positions in the Canadian dollar, euro and Swiss franc detracted from performance, as did a short position in the Japanese yen, while a long position in the Norwegian krone contributed positively to the Fund's returns.

Q.   How did portfolio composition affect Fund performance?

A. Among the best performing stock holdings was a short position in Norske Skogindustrier, (no longer a Fund holding), as the Norwegian paper producer's stock fell after reporting dismal fourth-quarter results. The company had cut output amid a worldwide glut of paper supply. Also contributing positively during the period was a short position in Marvell Technology Group. The global semiconductor provider's stock fell after reporting a significant third-quarter loss, which the company attributed to rising research and operating costs. Marvell Technology Group also announced that it will cut roughly seven percent of its total workforce by the end of its fiscal year. Finally, a long position in Raytheon also helped performance as the technological services provider's stock benefited from news that the company was awarded a US Army contract valued at $232 million.


Analytic Global Defensive Equity Fund

     Detracting from performance during the period was a long position in Dell. The technology provider's stock fell due to worries that the personal computer space could face a slowdown because of lowered business technology spending. Additionally, a long position in Vivendi detracted from performance. The entertainment/media company's stock lost value amid job losses, unhappy artists and falling global sales in the company's Universal Music business. Finally, a long position in Electronic Data Systems also detracted from performance during the period. The technology provider's stock price lost value after posting a lower than expected quarterly profit due to the cost of cutting jobs despite a revenue increase.

Q.   What is the investment outlook for the global stock market?

A. The investment process of Analytic Investors, LLC ("Analytic"), the sub-adviser to the Fund, is based on the belief that investor preferences change, but change slowly over time. As a result, Analytic continues to emphasize stocks with higher than average momentum, as the sub-adviser believes these companies will continue to outperform. In addition, Analytic continues to emphasize companies with above average earnings, while de-emphasizing companies with higher than average debt-to-equity ratios. Finally, Analytic favors companies with attractive earnings quality and avoids companies with higher than average capital ratios.



Top Ten Holdings
as of January 31, 2008

U.S. Treasury Bill,
3.052%, 06/05/08                  8.7%
-----------------------------------------
Altria Group                      2.3%
-----------------------------------------
AT&T                              2.3%
-----------------------------------------
Vivendi                           2.3%
-----------------------------------------
Raytheon                          2.0%
-----------------------------------------
BASF AG                           1.9%
-----------------------------------------
MetLife                           1.7%
-----------------------------------------
Royal Philips                     1.7%
-----------------------------------------
Exxon Mobil                       1.7%
-----------------------------------------
Hitachi                           1.7%
-----------------------------------------
As a % of Total
Fund Investments*                26.3%
-----------------------------------------

*Top Ten Holdings are all long positions.


                                           Analytic Global Defensive Equity Fund

--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of January 31, 2008
-------------------------------------------------------------------------------
                                                   Annualized     Annualized
                        Inception     6 Month        1 Year       Inception
                          Date        Return *       Return        to Date
-------------------------------------------------------------------------------
Class A with load        05/31/06     (18.42)%      (16.48)%        (4.34)%
Class A without load     05/31/06     (13.46)%      (11.36)%        (0.89)%
Class C with load        05/31/06     (14.62)%      (12.92)%        (1.75)%
Class C without load     05/31/06     (13.80)%      (12.08)%        (1.75)%
Class Z                  05/31/06     (13.36)%      (11.18)%        (0.75)%
Institutional Class      05/31/06     (13.27)%      (11.01)%        (0.49)%
MSCI World Index         05/31/06      (5.66)%       (0.47)%         8.14%
-------------------------------------------------------------------------------

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

*Not Annualized

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the November 19, 2007 prospectus) are 3.19% and 2.55%; 4.07% and 3.30%; 17.92% and 2.30%; 3.71% and 2.00%,
respectively.

Fund Performance
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

          Old Mutual                               Old Mutual
           Analytic    Old Mutual    Old Mutual     Analytic
            Global      Analytic      Analytic       Global
           Defensive     Global        Global      Defensive
            Equity      Defensive    Defensive   Equity Fund -
            Fund -     Equity Fund  Equity Fund  Institutional   MSCI World
            Class A     - Class C    - Class Z       Class         Index
  5/31/06    9,425       10,000        10,000        10,000        10,000
  7/31/06    9,472       10,030        10,040        10,050        10,081
  7/31/07   10,729       11,264        11,397        11,436        12,108
  1/31/08    9,285        9,709        9,874         9,918         11,422



Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 5/31/06 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of January 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Foreign Common Stock               47.7%
Common Stock                       43.3%
U.S. Treasury Obligations           8.7%
Option Contracts                    0.3%

SCHEDULE OF INVESTMENTS

AS OF JANUARY 31, 2008 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Common Stock - 54.8%
Aerospace/Defense - 2.5%
Raytheon (D)                                  12,044   $        784
                                                       ______________

Total Aerospace/Defense                                         784
_____________________________________________________________________

Athletic Footwear - 0.2%
Nike, Cl B (D)                                   900             56
                                                       ______________

Total Athletic Footwear                                          56
_____________________________________________________________________

Auto/Truck Parts & Equipment-Original - 0.1%
Lear* (D)                                      1,300             38
                                                       ______________

Total Auto/Truck Parts & Equipment-Original                      38
---------------------------------------------------------------------

Broadcast Services/Programming - 0.4%
Liberty Media - Capital, Ser A* (D)            1,000            108
                                                       ______________

Total Broadcast Services/Programming                            108
_____________________________________________________________________

Cable TV - 0.2%
DIRECTV Group* (D)                             2,700             61
                                                       --------------

Total Cable TV                                                   61
_____________________________________________________________________

Coatings/Paint - 1.4%
Sherwin-Williams (D)                           7,400            423
                                                       --------------

Total Coatings/Paint                                            423
_____________________________________________________________________

Computer Services - 0.2%
Electronic Data Systems (D)                    3,397             68
                                                       --------------

Total Computer Services                                          68
_____________________________________________________________________

Computers - 2.9%
Apple* (D)                                     1,000            135
Dell* (D)                                      7,700            154
Hewlett-Packard (D)                           12,018            526
International Business Machines (D)              700             75
                                                       ______________

Total Computers                                                 890
_____________________________________________________________________

Computers-Peripheral Equipment - 0.1%
Lexmark International, Cl A* (D)                 400             14
                                                       ______________

Total Computers-Peripheral Equipment                             14
---------------------------------------------------------------------

Consulting Services - 2.1%
Accenture, Cl A (D)                           18,400            637
                                                       --------------

Total Consulting Services                                       637
---------------------------------------------------------------------

Cosmetics & Toiletries - 0.4%
Procter & Gamble (D)                           1,800            119
                                                       --------------

Total Cosmetics & Toiletries                                    119
---------------------------------------------------------------------

Data Processing/Management - 1.1%
Dun & Bradstreet (D)                           3,600            331
                                                       --------------

Total Data Processing/Management                                331
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Diversified Manufacturing Operations - 1.0%
Eaton (D)                                        300   $         25
Parker Hannifin (D)                            3,100            210
SPX (D)                                          700             70
                                                       --------------

Total Diversified Manufacturing Operations                      305
---------------------------------------------------------------------

E-Commerce/Products - 0.4%
Amazon.com* (D)                                1,600            124
                                                       --------------

Total E-Commerce/Products                                       124
---------------------------------------------------------------------

Electric-Integrated - 1.1%
American Electric Power (D)                    4,000            171
DTE Energy (D)                                 4,100            175
                                                       ______________

Total Electric-Integrated                                       346
_____________________________________________________________________

Electronic Components-Miscellaneous - 1.4%
Flextronics International* (D)                15,900            186
Jabil Circuit (D)                             12,300            163
Tyco Electronics (D)                           2,600             88
                                                       --------------

Total Electronic Components-Miscellaneous                       437
---------------------------------------------------------------------

Electronic Components-Semiconductors - 0.2%
Intel (D)                                      3,000             64
                                                       --------------

Total Electronic Components-Semiconductors                       64
---------------------------------------------------------------------

Electronic Measuring Instruments - 0.2%
Agilent Technologies* (D)                      2,100             71
                                                       --------------

Total Electronic Measuring Instruments                           71
---------------------------------------------------------------------

Engines-Internal Combustion - 0.1%
Cummins (D)                                      800             39
                                                       --------------

Total Engines-Internal Combustion                                39
_____________________________________________________________________

Enterprise Software/Services - 0.6%
Oracle* (D)                                    8,400            173
                                                       --------------

Total Enterprise Software/Services                              173
---------------------------------------------------------------------

Fiduciary Banks - 2.3%
Bank of New York Mellon (D)                   11,100            517
Northern Trust (D)                             1,900            139
State Street (D)                                 600             49
                                                       --------------

Total Fiduciary Banks                                           705
_____________________________________________________________________

Finance-Credit Card - 1.0%
Discover Financial Services (D)               17,400            304
                                                       --------------

Total Finance-Credit Card                                       304
_____________________________________________________________________

Finance-Investment Banker/Broker - 0.1%
TD Ameritrade Holding* (D)                     1,800             34
                                                       --------------

Total Finance-Investment Banker/Broker                           34
_____________________________________________________________________

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2008 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares    Value (000)
---------------------------------------------------------------------

Finance-Mortgage Loan/Banker - 0.1%
Countrywide Financial (D)                        400   $          3
Fannie Mae (D)                                   500             17
Freddie Mac (D)                                  400             12
                                                       ______________

Total Finance-Mortgage Loan/Banker                               32
_____________________________________________________________________

Food-Miscellaneous/Diversified - 1.2%
Kraft Foods, Cl A (D)                         12,400            363
                                                       --------------

Total Food-Miscellaneous/Diversified                            363
---------------------------------------------------------------------

Food-Retail - 0.4%
Safeway (D)                                    3,900            121
                                                       ______________

Total Food-Retail                                               121
_____________________________________________________________________

Gas-Distribution - 1.6%
Sempra Energy (D)                              8,600            481
                                                       ______________

Total Gas-Distribution                                          481
_____________________________________________________________________

Health Care Cost Containment - 1.0%
McKesson (D)                                   5,000            314
                                                       --------------

Total Health Care Cost Containment                              314
_____________________________________________________________________

Human Resources - 1.1%
Manpower (D)                                   6,050            340
                                                       --------------

Total Human Resources                                           340
_____________________________________________________________________

Independent Power Producer - 0.6%
Reliant Energy* (D)                            6,100            130
Mirant* (D)                                    1,400             52
                                                       --------------

Total Independent Power Producer                                182
_____________________________________________________________________

Instruments-Scientific - 0.2%
Applied Biosystems Group (D)                   1,900             60
                                                       --------------

Total Instruments-Scientific                                     60
_____________________________________________________________________

Insurance Brokers - 0.1%
AON (D)                                          800             35
                                                       --------------

Total Insurance Brokers                                          35
_____________________________________________________________________

Investment Companies - 0.3%
American Capital Strategies (D)                3,000            105
                                                       --------------

Total Investment Companies                                      105
_____________________________________________________________________

Investment Management/Advisory Services - 1.9%
Ameriprise Financial (D)                      10,500            581
Janus Capital Group (D)                          500             13
                                                       --------------

Total Investment Management/Advisory Services                   594
---------------------------------------------------------------------

Life/Health Insurance - 1.3%
Unum Group (D)                                17,800            403
                                                       --------------

Total Life/Health Insurance                                     403
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                                   Shares    Value (000)
---------------------------------------------------------------------

Machinery-Farm - 0.7%
Deere (D)                                      2,500   $        219
                                                       ______________

Total Machinery-Farm                                            219
---------------------------------------------------------------------

Medical Products - 1.5%
Baxter International (D)                       4,900            298
Becton Dickinson (D)                           1,800            156
Covidien (D)                                     100              4
                                                       --------------

Total Medical Products                                          458
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 0.4%
Biogen Idec* (D)                               1,800            110
Millennium Pharmaceuticals* (D)                  300              5
                                                       --------------

Total Medical-Biomedical/Genetic                                115
---------------------------------------------------------------------

Medical-Drugs - 2.1%
Bristol-Myers Squibb (D)                       1,200             28
Cephalon* (D)                                    400             26
Merck (D)                                      5,586            259
Pfizer (D)                                    13,900            325
                                                       --------------

Total Medical-Drugs                                             638
---------------------------------------------------------------------

Medical-Wholesale Drug Distributors - 0.1%
AmerisourceBergen (D)                            697             32
                                                       --------------

Total Medical-Wholesale Drug Distributors                        32
---------------------------------------------------------------------

Metal-Diversified - 0.1%
Freeport-McMoran Copper & Gold (D)               200             18
                                                       --------------

Total Metal-Diversified                                          18
_____________________________________________________________________

Multi-Line Insurance - 2.2%
MetLife (D)                                   11,300            666
XL Capital, Cl A (D)                             100              5
                                                       --------------

Total Multi-Line Insurance                                      671
---------------------------------------------------------------------

Networking Products - 0.2%
Cisco Systems* (D)                             2,700             66
                                                       --------------

Total Networking Products                                        66
---------------------------------------------------------------------

Non-Hazardous Waste Disposal - 0.1%
Republic Services (D)                            900             27
                                                       --------------

Total Non-Hazardous Waste Disposal                               27
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 3.5%
Anadarko Petroleum (D)                         2,900            170
Apache (D)                                     3,400            324
Occidental Petroleum (D)                       7,500            509
Plains Exploration & Production* (D)           1,600             78
                                                       ______________

Total Oil Companies-Exploration & Production                  1,081
_____________________________________________________________________

---------------------------------------------------------------------
Description                                   Shares    Value (000)
---------------------------------------------------------------------

Oil Companies-Integrated - 2.4%
ConocoPhillips (D)                               200   $         16
Exxon Mobil (D)                                7,700            665
Marathon Oil (D)                               1,016             48
                                                       --------------

Total Oil Companies-Integrated                                  729
---------------------------------------------------------------------

Paper & Related Products - 0.0%
Smurfit-Stone Container* (D)                     200              2
                                                       --------------

Total Paper & Related Products                                    2
---------------------------------------------------------------------

Pharmacy Services - 1.0%
Express Scripts* (D)                           4,700            317
                                                       ______________

Total Pharmacy Services                                         317
_____________________________________________________________________

Pipelines - 0.3%
El Paso (D)                                    5,200             86
                                                       ______________

Total Pipelines                                                  86
---------------------------------------------------------------------

Reinsurance - 0.3%
PartnerRe (D)                                  1,000             79
                                                       ______________

Total Reinsurance                                                79
---------------------------------------------------------------------

REITs-Shopping Centers - 0.3%
Regency Centers (D)                            1,700            104
                                                       ______________

Total REITs-Shopping Centers                                    104
---------------------------------------------------------------------

Retail-Apparel/Shoe - 0.2%
Gap (D)                                        3,400             65
                                                       --------------

Total Retail-Apparel/Shoe                                        65
_____________________________________________________________________

Retail-Restaurants - 0.6%
Darden Restaurants (D)                         6,800            193
                                                       ______________

Total Retail-Restaurants                                        193
_____________________________________________________________________

Saving & Loan/Thrifts-Western US - 0.0%
Washington Mutual (D)                            200              4
                                                       --------------

Total Saving & Loan/Thrifts-Western US                            4
---------------------------------------------------------------------

Super-Regional Banks-US - 0.5%
US Bancorp (D)                                   200              7
Wachovia (D)                                   1,200             47
Wells Fargo (D)                                2,500             85
                                                       --------------

Total Super-Regional Banks-US                                   139
---------------------------------------------------------------------

Telephone-Integrated - 2.9%
AT&T (D)                                      23,574            907
                                                       --------------

Total Telephone-Integrated                                      907
---------------------------------------------------------------------

Television - 1.7%
CBS, Cl B (D)                                 21,200            534
                                                       --------------

Total Television                                                534
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                                   Shares    Value (000)
---------------------------------------------------------------------

Tobacco - 3.9%
Altria Group (D)                              12,000   $        910
Loews - Carolina Group (D)                     3,600            296
                                                       ______________

Total Tobacco                                                 1,206
_____________________________________________________________________

X-Ray Equipment - 0.0%
Hologic* (D)                                     200             13
                                                       ______________

Total X-Ray Equipment                                            13
                                                       ______________

Total Common Stock (Cost $16,594)                            16,864
_____________________________________________________________________

Foreign Common Stock - 58.9%
Australia - 3.4%
Bendigo Bank                                   2,042             23
BHP Billiton (D)                              11,372            381
Commonwealth Bank of Australia (D)             2,290            103
ING Industrial Fund (D)                       60,068            110
Macquarie Office Trust (D)                    87,395             90
National Australia Bank (D)                    2,915             92
Santos (D)                                    22,071            242
                                                       ______________

Total Australia                                               1,041
_____________________________________________________________________

Austria - 0.1%
Raiffeisen International Bank (D)                217             28
                                                       ______________

Total Austria                                                    28
_____________________________________________________________________

Belgium - 0.8%
Groupe Bruxelles Lambert (D)                   1,501            174
KBC Groep (D)                                    442             56
                                                       --------------

Total Belgium                                                   230
_____________________________________________________________________

Canada - 4.5%
Bank of Montreal                               1,400             79
Canadian Imperial Bank of Commerce (D)         1,000             73
Canadian Utilities, Cl A (D)                     800             40
CGI Group, Cl A* (D)                          12,800            128
EnCana (D)                                     8,900            587
Methanex (D)                                   4,100            103
Nova Chemicals (D)                               700             20
Royal Bank of Canada (D)                         200             10
Sherritt International (D)                     7,900            105
Shoppers Drug Mart (D)                           100              5
Teck Cominco, Cl B (D)                         7,100            232
                                                       ______________

Total Canada                                                  1,382
_____________________________________________________________________

Denmark - 1.4%
Carlsberg, Cl B (D)                            2,950            311
Danske Bank (D)                                1,500             54
Jyske Bank* (D)                                  600             39
Sydbank (D)                                      200              7
                                                       --------------

Total Denmark                                                   411
---------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2008 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares    Value (000)
---------------------------------------------------------------------

Finland - 1.6%
Cargotec, Cl B (D)                             2,225   $         95
Kone OYJ, Cl B (D)                             1,179             79
OKO Bank, Cl A (D)                            11,673            211
Uponor OYJ (D)                                 4,075            102
                                                       ______________

Total Finland                                                   487
_____________________________________________________________________

France - 6.6%
BNP Paribas (D)                                  385             38
France Telecom (D)                             4,693            166
Lafarge (D)                                    1,923            304
Peugeot (D)                                    4,515            334
Societe Generale (D)                              13              2
Thomson (D)                                   12,039            147
Valeo (D)                                      4,365            161
Vivendi (D)                                   21,819            879
                                                       ______________

Total France                                                  2,031
_____________________________________________________________________

Germany - 4.5%
Arcandor*                                      1,595             30
BASF AG (D)                                    5,626            736
Bayer (D)                                      2,226            184
Hypo Real Estate Holding (D)                     222              7
Linde                                             63              8
Muenchener Rueckversicherungs (D)                226             41
Salzgitter (D)                                   298             47
ThyssenKrupp                                   1,340             66
TUI (D)                                       12,196            265
                                                       ______________

Total Germany                                                 1,384
_____________________________________________________________________

Hong Kong - 2.5%
BOC Hong Kong Holdings                        13,500             34
CITIC International Financial                 36,000             20
Hang Seng Bank (D)                             2,200             44
Henderson Land Development (D)                28,000            242
Hong Kong Exchanges and Clearing               3,500             73
Swire Pacific, Cl A (D)                       22,000            299
Wharf Holdings                                10,000             54
                                                       ______________

Total Hong Kong                                                 766
---------------------------------------------------------------------

Italy - 0.1%
Snam Rete Gas SpA (D)                          2,089             14
UniCredit (D)                                  3,614             27
                                                       ______________

Total Italy                                                      41
---------------------------------------------------------------------

Japan - 16.5%
77 Bank                                        7,000             44
Bank of Kyoto                                  3,000             36
Chiba Bank                                     5,000             37
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                                   Shares    Value (000)
---------------------------------------------------------------------

Japan - continued
Denki Kagaku Kogyo K K (D)                    37,000   $        151
East Japan Railway (D)                            33            275
Gunma Bank                                     6,000             42
Hachijuni Bank                                 6,000             41
Hiroshima Bank                                 8,000             44
Hitachi                                       86,000            644
ITOCHU                                        22,000            203
Komatsu                                        6,600            161
Konica Minolta Holdings                       20,000            322
Leopalace21 (D)                                8,500            208
Marubeni                                      37,000            258
Matsumotokiyoshi Holdings (D)                  4,300            104
Mitsubishi Electric (D)                       36,000            331
Mitsubishi Tanabe Pharma                      12,000            145
Mitsubishi UFJ Financial                      11,900            118
Mizuho Financial Group                            17             80
Nikon                                          6,000            167
Nintendo                                         300            152
Nippon Oil                                    26,000            176
Nippon Yusen                                  15,000            123
Nishimatsu Construction (D)                   20,000             56
Nisshin Steel                                  2,000              7
NTT DoCoMo (D)                                   191            302
Sapporo Hokuyo Holdings                            1              8
Shizuoka Bank                                  4,000             44
Sojitz                                         6,100             21
Sony                                           2,800            132
Sumitomo Mitsui Financial Group                   10             80
Suzuken (D)                                    2,700             99
Taisho Pharmaceutical (D)                      6,000            125
Toshiba (D)                                   51,000            348
                                                       ______________

Total Japan                                                   5,084
---------------------------------------------------------------------

Netherlands - 2.2%
Royal Philips (D)                             17,015            665
Unilever (D)                                     619             20
                                                       ______________

Total Netherlands                                               685
_____________________________________________________________________

New Zealand - 0.1%
Auckland International Airport (D)             1,156              3
Fletcher Building (D)                          2,342             19
Vector (D)                                     5,516              9
                                                       ______________

Total New Zealand                                                31
_____________________________________________________________________

Norway - 0.6%
DnB NOR                                        3,400             44
Telenor ASA (D)                                6,500            135
                                                       ______________

Total Norway                                                    179
_____________________________________________________________________

---------------------------------------------------------------------
Description                                   Shares    Value (000)
---------------------------------------------------------------------

Portugal - 0.3%
Banco Espirito Santo                           2,597   $         46
Sonae Industria SGPS*                          5,745             39
                                                       --------------

Total Portugal                                                   85
---------------------------------------------------------------------

Singapore - 0.2%
CapitaMall Trust                               8,000             17
Oversea-Chinese Banking                        9,000             48
                                                       --------------

Total Singapore                                                  65
---------------------------------------------------------------------

Spain - 3.7%
Acerinox (D)                                     258              6
Banco Bilbao Vizcaya (D)                         661             14
Banco Santander (D)                           10,037            177
Inditex (D)                                    5,191            261
Repsol YPF (D)                                14,414            461
Union Fenosa (D)                               3,337            223
                                                       --------------

Total Spain                                                   1,142
---------------------------------------------------------------------

Sweden - 1.1%
Tele2 AB, Cl B                                15,100            310
Volvo, Cl B (D)                                2,690             36
                                                       --------------

Total Sweden                                                    346
---------------------------------------------------------------------

Switzerland - 1.1%
ABB (D)                                        1,983             50
Swatch Group (D)                               1,077            291
                                                       --------------

Total Switzerland                                               341
---------------------------------------------------------------------

United Kingdom - 7.6%
Anglo American (D)                             5,548            307
Antofagasta (D)                                2,894             38
Arriva (D)                                     1,669             25
Balfour Beatty (D)                            36,195            308
Barclays (D)                                   4,874             46
BT Group (D)                                  51,856            269
Capita Group                                   5,290             69
Charter* (D)                                   2,576             36
Cookson Group (D)                                263              3
De La Rue (D)                                  3,921             71
HBOS (D)                                       1,885             26
HSBC Holdings (D)                              8,244            124
J Sainsbury (D)                                4,756             38
National Express Group (D)                     2,527             60
Royal Bank of Scotland Group (D)              14,950            115
SABMiller (D)                                    363              8
Schroders (D)                                  5,624            123
SSL International (D)                         10,960            114
Standard Chartered (D)                           131              4
Tesco (D)                                      8,307             69
Vodafone Group                                68,875            241
WM Morrison Supermarkets (D)                  41,588            250
                                                       --------------

Total United Kingdom                                          2,344
                                                       --------------

Total Foreign Common Stock (Cost $20,110)                    18,103
_____________________________________________________________________



---------------------------------------------------------------------
                                         Shares/Face
Description                              Amount (000)    Value (000)
---------------------------------------------------------------------

Foreign Preferred Stock - 1.5%
Germany - 0.2%
Henkel KGaA (D)                                1,046   $         48
                                                       --------------

Total Germany                                                    48
---------------------------------------------------------------------

Italy - 1.3%
IFI (D)                                        2,127             62
Unipol Gruppo Finanziario (D)                131,370            346
                                                       --------------

Total Italy                                                     408
                                                       --------------

Total Foreign Preferred Stock (Cost $548)                       456
_____________________________________________________________________

U.S. Treasury Obligation - 11.0%
U.S. Treasury Bill
   3.052%, 06/05/08 (E)                       $3,405          3,382
                                                       ______________

Total U.S. Treasury Obligation (Cost $3,369)                  3,382
_____________________________________________________________________

Purchase Option Contracts - 0.4%
Call Option - 0.1%
CBOE Spx Volatility Index
   May 2008 27.5 Call                            246             49
                                                       --------------

Total Call Option                                                49
---------------------------------------------------------------------

Put Option - 0.3%
CBOE Spx Volatility Index
   February 2008 27.5 Put                        246             86
                                                       --------------

Total Put Option                                                 86
                                                       --------------

Total Purchase Option Contracts (Cost $213)                     135
_____________________________________________________________________

Total Investments - 126.6% (Cost $40,834)                    38,940
_____________________________________________________________________

Securities Sold Short - (6.7)%
Aerospace/Defense - (0.1)%
Getty Images*                                 (1,700)           (43)
                                                       ______________

Total Aerospace/Defense                                         (43)
_____________________________________________________________________

Auto-Cars/Light Trucks - (0.0)%
General Motors                                  (400)           (11)
                                                       ______________

Total Auto-Cars/Light Trucks                                    (11)
_____________________________________________________________________

Building-Residential/Commercial - (0.1)%
Toll Brothers*                                (1,000)           (23)
                                                       --------------

Total Building-Residential/Commercial                           (23)
---------------------------------------------------------------------

Cable TV - (0.6)%
Cablevision Systems, Cl A*                    (8,100)          (190)
                                                       --------------

Total Cable TV                                                 (190)
---------------------------------------------------------------------

Coal - (0.0)%
Consol Energy                                   (100)            (7)
                                                       --------------

Total Coal                                                       (7)
---------------------------------------------------------------------

OLD MUTUAL ANALYTIC GLOBAL DEFENSIVE EQUITY FUND - concluded
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2008 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares    Value (000)
---------------------------------------------------------------------

Commercial Services - (0.3)%
ChoicePoint*                                  (2,700)  $        (90)
                                                       --------------

Total Commercial Services                                       (90)
---------------------------------------------------------------------

Computer Services - (0.3)%
Unisys*                                      (23,600)           (98)
                                                       --------------

Total Computer Services                                         (98)
---------------------------------------------------------------------

Containers-Paper/Plastic - (0.0)%
Sealed Air                                      (300)            (8)
                                                       --------------

Total Containers-Paper/Plastic                                   (8)
---------------------------------------------------------------------

Distribution/Wholesale - (0.5)%
Fastenal                                      (3,900)          (158)
                                                       --------------

Total Distribution/Wholesale                                   (158)
---------------------------------------------------------------------

Electric-Generation - (0.2)%
AES*                                          (2,600)           (50)
                                                       --------------

Total Electric-Generation                                       (50)
_____________________________________________________________________

Electronic Components-Semiconductors - (0.7)%
Micron Technology                            (29,900)          (210)
                                                       --------------

Total Electronic Components-Semiconductors                     (210)
---------------------------------------------------------------------

Forestry - (0.2)%
Plum Creek Timber                             (1,600)           (67)
                                                       ______________

Total Forestry                                                  (67)
_____________________________________________________________________

Medical-Biomedical/Genetic - (0.0)%
PDL BioPharma*                                  (600)            (9)
                                                       --------------

Total Medical-Biomedical/Genetic                                 (9)
---------------------------------------------------------------------

Medical-Hospitals - (0.1)%
Tenet Healthcare*                             (6,800)           (30)
                                                       ______________

Total Medical-Hospitals                                         (30)
_____________________________________________________________________

Multi-line Insurance - (0.2)%
Old Republic International                    (3,900)           (58)
                                                       --------------

Total Multi-line Insurance                                      (58)
_____________________________________________________________________

Oil & Gas Drilling - (0.0)%
Rowan                                           (400)           (14)
                                                       ______________

Total Oil & Gas Drilling                                        (14)
---------------------------------------------------------------------

Oil Companies-Exploration & Production - (0.6)%
UTS Energy*                                  (17,700)           (94)
Southwestern Energy*                          (1,500)           (84)
                                                       --------------

Total Oil Companies-Exploration & Production                   (178)
---------------------------------------------------------------------

Pipelines - (0.9)%
Equitable Resources                           (4,700)          (262)
                                                       --------------

Total Pipelines                                                (262)
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                                   Shares    Value (000)
---------------------------------------------------------------------

Real Estate Operation/Development - (0.7)%
Forest City Enterprises, Cl A                 (5,400)  $       (215)
                                                       --------------

Total Real Estate Operation/Development                        (215)
---------------------------------------------------------------------

Semiconductor Components-Integrated Circuits - (0.3)%
Marvell Technology Group*                     (6,300)           (75)
                                                       --------------

Total Semiconductor Components-Integrated Circuits              (75)
---------------------------------------------------------------------

Telephone-Integrated - (0.2)%
Windstream                                    (4,400)           (51)
                                                       --------------

Total Telephone-Integrated                                      (51)
---------------------------------------------------------------------

Therapeutics - (0.7)%
Gilead Sciences*                              (4,900)          (224)
                                                       --------------

Total Therapeutics                                             (224)
                                                       --------------

Total Securities Sold Short (Proceeds $(2,226))              (2,071)
_____________________________________________________________________

Foreign Securities Sold Short - (12.6)%
Australia - (0.6)%
Foster's Group                               (15,349)           (78)
Lion Nathan                                  (13,384)          (114)
Orica                                           (144)            (4)
                                                       ______________

Total Australia                                                (196)
_____________________________________________________________________

Canada - (2.9)%
Celestica*                                    (5,600)           (33)
Eldorado Gold*                               (37,000)          (243)
Ivanhoe Mines*                               (18,000)          (177)
Niko Resources                                (3,700)          (312)
OPTI Canada*                                    (300)            (5)
Sino-Forest*                                  (1,800)           (33)
UTS Energy*                                   (4,000)           (21)
Yellow Pages Income Fund                      (5,600)           (67)
                                                       ______________

Total Canada                                                   (891)
_____________________________________________________________________

France - (2.3)%
Dassault Systemes                               (918)           (51)
M6-Metropole Television                       (2,708)           (67)
Pernod-Ricard                                   (534)           (57)
Sodexo                                        (6,298)          (343)
Wendel                                          (797)           (80)
Zodiac                                        (2,161)          (111)
                                                       --------------

Total France                                                   (709)
---------------------------------------------------------------------

Germany - (0.8)%
Puma AG Rudolf Dassler Sport                    (348)          (126)
Suedzucker                                    (5,102)          (108)
                                                       ______________

Total Germany                                                  (234)
---------------------------------------------------------------------

---------------------------------------------------------------------
                                            Shares/
Description                                Contracts    Value (000)
---------------------------------------------------------------------

Japan - (4.6)%
Advantest                                     (6,800)  $       (150)
Autobacs Seven                                (1,300)           (27)
Casio Computer                               (15,300)          (161)
Circle K Sunkus                               (2,900)           (42)
Hitachi Cable                                (42,000)          (220)
HOYA                                          (6,400)          (174)
Marui Group                                   (9,900)           (88)
Meitec                                        (4,900)          (142)
NGK Spark Plug                                (7,000)          (122)
Rakuten                                          (42)           (18)
Sankyo                                        (1,400)           (75)
Sega Sammy Holdings                           (9,100)          (107)
Toho                                          (3,500)           (85)
                                                       ______________

Total Japan                                                  (1,411)
_____________________________________________________________________

Netherlands - (0.9)%
Wolters Kluwer                                (9,271)          (266)
                                                       --------------

Total Netherlands                                              (266)
---------------------------------------------------------------------

Norway - (0.1)%
Renewable Energy*                               (700)           (18)
                                                       --------------

Total Norway                                                    (18)
---------------------------------------------------------------------

Singapore - (0.0)%
Neptune Orient Lines                          (4,000)            (9)
                                                       ______________

Total Singapore                                                  (9)
_____________________________________________________________________

United Kingdom - (0.4)%
Meinl European Land*                         (10,222)          (132)
                                                       ______________

Total United Kingdom                                           (132)
                                                       ______________

Total Foreign Securities Sold Short
   (Proceeds $4,146)                                         (3,866)
_____________________________________________________________________

Written Option Contracts - (5.4)%
Written Call Option Contracts - (5.0)%
Amex Oil index
   February 2008 Call 1370                       (11)           (41)
Amex S&P 400
   February 2008 Call 780                        (20)           (66)
CBOE Oil Index
   February 2008 Call 800                        (19)           (27)
CBOE Spx Volatility Index
   February 2008 Call 27.5                      (246)           (30)
Kbw Bank Index
   February 2008 Call 80                        (190)          (296)
MS Commodity Related Index
   February 2008 Call 810                        (19)           (71)
MS Cyclical Index
   February 2008 Call 900                        (17)          (116)
---------------------------------------------------------------------



---------------------------------------------------------------------

Description                                Contracts    Value (000)
---------------------------------------------------------------------

Written Call Option Contracts - continued
S&P 500 Index
   February 2008 Call 1325                       (58)  $       (371)
S&P 500 Index
   February 2008 Call 1350                      (100)          (435)
S&P 500 Index
   February 2008 Call 1300                       (11)           (91)
                                                       ______________

Total Written Call Option Contracts                          (1,544)
_____________________________________________________________________

Written Put Option Contracts - (0.4)%
CBOE Spx Volatility Index
   May 2008 27.5 Put                            (246)          (121)
                                                       --------------

Total Written Put Option Contracts                             (121)
                                                       --------------
Total Written Option Contracts
   (Proceeds $(1,033))                                       (1,665)
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (1.9)%                     (577)
---------------------------------------------------------------------

Total Net Assets 100.0%                                $     30,761
_____________________________________________________________________

The Fund had the following futures contracts open as of January 31, 2008:


                                                                   Unrealized
                                             Contract             Appreciation
                                  Number of   Value   Expiration (Depreciation)
Contract Description              Contracts   (000)      Date        (000)
--------------------------------- --------- --------- ---------- --------------

Amsterdam Index                       32     $ 4,198   02/15/08      $(302)
Australian Dollar Currency Future    120      10,714   03/17/08        236
British Pound Currency Future         36       4,466   03/17/08       (105)
Canadian Dollar Currency Future       70      (6,966)  03/18/08        (54)
DAX Index                             20       5,137   03/20/08       (753)
DJ Euro Stoxx 50 Index                11         625   03/20/08        (90)
Euro Currency Future                  37      (2,684)  02/15/08        199
Euro Foreign Currency Future          30      (5,572)  03/17/08        (66)
FTSE 100 Index                         5         584   03/20/08        (44)
Hang Seng Index                       21       3,164   02/28/08        (95)
Japanese Yen Currency Future          40      (4,713)  03/17/08       (138)
OMX Index                             33         491   02/22/08         (3)
S&P 500 Index                          3      (1,035)  03/19/08         45
S&P/MIB Index                          5      (1,275)  03/20/08        165
S&P/TSE 60 Index                      40      (6,172)  03/19/08        266
SPI 200 Index                         21      (2,647)  03/20/08        343
Swiss Franc Currency Future           10       1,157   03/17/08         31
TOPIX Index                           18       2,278   03/13/08       (328)
                                                                     ______

                                                                     $(693)
                                                                     ======

For descriptions of abbreviations and footnotes please refer to page 60.


The accompanying notes are an integral part of the financial statements.

OLD MUTUAL CLAY FINLAY CHINA FUND
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Clay Finlay Inc.

Performance Highlights

o During the six-month period ended January 31, 2008, the Old Mutual Clay Finlay China Fund's Class A shares posted a (5.09)% return at net asset value. The Fund underperformed its benchmark, the MSCI China Index, which returned (2.82)% for the same time period.

o Sectors that contributed positively to Fund relative performance included financials, energy and utilities.

o The industrials, telecommunication services and consumer discretionary sectors were detractors from relative performance.

o In terms of individual securities, China Shenhua Energy, China's leading thermal coal producer, CNOOC, the mainland's dominant offshore oil and gas producer; and China Mobile, a mobile telecommunication provider in Mainland China and Hong Kong, contributed to Fund performance during the period.

o Shanghai Industrial Holdings, a real estate and utilities conglomerate in Shanghai; Shandong Weigao Group Medical Polymer (no longer a Fund holding), a single use surgical device company; and China Resources Power Holdings, a fast growing IPP in the Chinese power sector, detracted from performance.

Q.   How did the Fund perform relative to its benchmark?

A. During the six-month period ended January 31, 2008, Class A shares of the Old Mutual Clay Finlay China Fund (the "Fund") posted a (5.09)% return at net asset value. The Fund underperformed its benchmark, the MSCI China Index (the "Index"), which returned (2.82)% for the same time period. Performance for all share classes can be found on page 30.

Q.   What investment environment did the Fund face during the past six months?

A. China's State Administration of Foreign Exchange ("SAFE") announced a program on August 20, 2007, which would allow Chinese individual investors to purchase securities listed on the Hong Kong exchange. This project, dubbed the "through-train program," was the major engine driving Fund performance during the later part of 2007. It triggered a powerful upward momentum on Chinese equities listed in Hong Kong in anticipation of massive liquidity inflows. However, the market became increasingly speculative, with many players chasing Hong Kong listed stocks that had significantly lower valuations compared to their Mainland counterparts. At the same time, the Chinese economy continued to fire on all cylinders. This led to additional austerity measures by the government, including several increases in interest rates and bank reserve requirements in an effort to avoid overheating the economy and to keep inflation under control. Additionally, the spread of the US sub-prime mortgage crisis and fears of a global economic slowdown in developed economies began to undermine international investors' confidence. Consequently, the "through train" project was indefinitely postponed, if not cancelled.

Q.   Which market factors influenced the Fund's relative performance?

A. High volatility and the growing influence of China's economic policy and government decisions on market sentiment and liquidity were the key market factors that impacted the Fund's relative performance during the period.

Q.   How did portfolio composition affect Fund performance?

A. Sectors that contributed positively to the Fund's relative performance included financials, energy and utilities. On the contrary, industrials, telecommunication services and consumer discretionary were detractors from relative performance.

     In terms of individual securities, China Shenhua Energy, China's leading thermal coal producer, CNOOC, the mainland's dominant offshore oil and gas producer; and China Mobile, a mobile telecommunication provider in Mainland China and Hong Kong, contributed to Fund performance during the period. On the other hand, Shanghai Industrial Holdings, a real estate and utilities conglomerate in Shanghai; Shandong Weigao Group Medical Polymer (no longer a Fund holding), a single use surgical device company; and China Resources Power Holdings, a fast growing IPP (Independent Power Producer) in the Chinese power sector, detracted from performance. The Fund's overweight in China Shenhua was a contributor thanks to the rise in spot and contract prices for thermal coal, in particular at the end of 2007 and in January 2008, which resulted in an upgrade to the earnings outlook for 2008. Very similarly, the Fund's overweight in CNOOC had a positive impact on Fund performance since CNOOC was considered a major beneficiary of firming crude oil prices. China Mobile's strong performance can be attributed primarily to strong subscriber growth, the firm's dominant market position and its proxy status as a liquid play on Chinese domestic demand. Conversely, Shanghai Industrial was weak in all of the second half of 2007 after their announcement in June of the acquisition of 2 large projects in the Shanghai real estate market that had been largely anticipated (buy the rumor, sell the news). Shandong Weigao Group Medical Polymer was hurt by the announcement of an unexpected acquisition that was not well received by shareholders. China Resources Power Holdings (a leading power producer) detracted from Fund performance, as investors became worried about the impact of rising coal prices on all IPPs' profit margins.


Clay Finlay China Fund

Q.   What is the investment outlook for the Chinese market?

A. Clay Finlay Inc. ("Clay Finlay"), the sub-adviser to the Fund, remains cautiously optimistic on China's prospects for economic growth in 2008. The firm's stance is based, primarily, on the major role of domestic demand in the country, which should, in Clay Finlay's view, insulate the country's economy from the negative impacts of a global slowdown, to a large extent. The sub-adviser also believes it is more than likely that infrastructure spending will be accelerated in areas such as transportation, logistics, coal supply and power availability and that some subsidies or income compensation will be offered to rural or low income segments of the population. This belief is based on the fact that the worst snowstorm in 50 years hit 16 provinces just ahead of the Lunar New Year, and revealed weaknesses and shortages in the previously mentioned areas. Clay Finlay also expects a gradual decrease in the tightening policy as the Chinese government's priority may shift from preventing overheating in the economy to avoiding a deceleration a few months ahead of the Olympic Games. Additionally, the restructuring of state-owned enterprises, an increased focus on pollution control and environmental protection, upgrades in private spending, the modernization of key infrastructure areas (i.e. railways), and income associated with services related to an ongoing urbanization process are all included in the structural changes that Clay Finlay believes will continue to drive earnings growth and attract investors, especially if a market correction lowers valuation levels.


Top Ten Holdings
as of January 31, 2008

China Mobile                       10.2%
-------------------------------------------
CNOOC                               5.7%
-------------------------------------------
China Shenhua Energy, Cl H          5.0%
-------------------------------------------
China Construction Bank, Cl H       4.5%
-------------------------------------------
Industrial & Commercial
Bank of China, Cl H                 4.3%
-------------------------------------------
China Telecom, Cl H                 3.8%
-------------------------------------------
China Petroleum &
Chemical, Cl H                      3.6%
-------------------------------------------
China Communications
Construction, Cl H                  3.5%
-------------------------------------------
Parkson Retail Group                3.4%
-------------------------------------------
Jiangsu Express, Cl H               3.0%
-------------------------------------------
As a % of Total
Fund Investments                   47.0%
-------------------------------------------


                                                          Clay Finlay China Fund

--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of January 31, 2008

----------------------------------------------------------------------------
                                                   Annualized   Annualized
                            Inception    6 Month    1 Year       Inception
                              Date       Return*    Return        to Date
----------------------------------------------------------------------------

Class A with load            12/30/05   (10.55)%      15.79%       41.26%
Class A without load         12/30/05    (5.09)%      22.86%       45.33%
Class C with load            12/30/05    (6.14)%      21.19%       44.40%
Class C without load         12/30/05    (5.37)%      22.18%       44.40%
Class Z                      12/30/05    (4.93)%      23.28%       45.77%
Institutional Class          12/30/05    (4.80)%      23.71%       46.20%
MSCI China Index             12/30/05    (2.82)%      36.17%       51.63%
----------------------------------------------------------------------------

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

*Not Annualized

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the supplement dated February 4, 2008 to the prospectus dated November 19, 2007) are 2.42% and 1.95%; 3.33% and 2.70%; 5.59% and 1.70%; 1.75% and 1.40%, respectively.

Fund Performance
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                                                    Old Mutual Clay
           Old Mutual     Old Mutual    Old Mutual    Finlay China
           Clay Finlay   Clay Finlay   Clay Finlay       Fund -        MSCI
          China Fund -   China Fund -   China Fund   Institutional     China
             Class A       Class C      - Class Z        Class         Index
 12/30/05     9,425         10,000        10,000         10,000        10,000
  7/31/06    12,469         13,180        13,250         13,270        12,616
  7/31/07    21,673         22,758        23,103         23,211        24,378
  1/31/08    20,569         21,535        21,963         22,097        23,690



Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 12/30/05 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of January 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Foreign Common Stock               93.5%
Cash Equivalent                     6.5%

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2008 (UNAUDITED)


---------------------------------------------------------------------
Description                                   Shares    Value (000)
---------------------------------------------------------------------

Common Stock - 91.9%
Advertising Sales - 1.7%
Focus Media Holding ADR*                      22,300   $      1,071
                                                       --------------

Total Advertising Sales                                       1,071
---------------------------------------------------------------------

Building & Construction-Miscellaneous - 3.5%
China Communications Construction, Cl H      927,000          2,221
                                                       --------------

Total Building & Construction-Miscellaneous                   2,221
---------------------------------------------------------------------

Building & Construction Products-Miscellaneous - 0.7%
China National Building Material, Cl H       224,000            503
                                                       --------------

Total Building & Construction Products-Miscellaneous            503
---------------------------------------------------------------------

Cellular Telecommunications - 10.0%
China Mobile                                 438,500          6,465
                                                       --------------

Total Cellular Telecommunications                             6,465
---------------------------------------------------------------------

Chemicals-Specialty - 1.0%
EcoGreen Fine Chemicals Group              1,696,000            634
                                                       ______________

Total Chemicals-Specialty                                       634
_____________________________________________________________________

Coal - 4.9%
China Shenhua Energy, Cl H                   611,500          3,186
                                                       ______________

Total Coal                                                    3,186
_____________________________________________________________________

Commercial Banks Non-US - 9.8%
Bank of East Asia                            126,800            730
China Construction Bank, Cl H              4,090,000          2,865
Industrial & Commercial
   Bank of China, Cl H                     4,492,000          2,704
                                                       ______________

Total Commercial Banks Non-US                                 6,299
_____________________________________________________________________

Computers - 2.4%
Lenovo Group                               2,190,000          1,516
                                                       ______________

Total Computers                                               1,516
_____________________________________________________________________

Diversified Finance Service - 0.5%
Chinatrust Financial Holding, Cl C*          390,000            314
                                                       ______________

Total Diversified Finance Service                               314
---------------------------------------------------------------------

Diversified Operations - 4.7%
Beijing Enterprises Holdings                  84,000            355
China Resources Enterprise                   168,000            566
Shanghai Industrial Holdings                 362,000          1,349
Swire Pacific, Cl A                           53,500            727
                                                       --------------

Total Diversified Operations                                  2,997
_____________________________________________________________________



---------------------------------------------------------------------
Description                                   Shares    Value (000)
---------------------------------------------------------------------

Electric-Generation - 2.4%
China Resources Power Holdings               266,000   $        637
Huaneng Power International, Cl H          1,110,000            891
                                                       --------------

Total Electric-Generation                                     1,528
---------------------------------------------------------------------

Feminine Health Care Products - 0.7%
Hengan International Group                   120,000            439
                                                       --------------

Total Feminine Health Care Products                             439
---------------------------------------------------------------------

Gas-Distribution - 1.3%
Xinao Gas Holdings                           430,000            832
                                                       --------------

Total Gas-Distribution                                          832
---------------------------------------------------------------------

Gold Mining - 1.8%
Zijin Mining Group, Cl H                     974,000          1,169
                                                       --------------

Total Gold Mining                                             1,169
---------------------------------------------------------------------

Life/Health Insurance - 3.8%
Cathay Financial Holding                     320,000            766
China Life Insurance, Cl H*                  465,000          1,674
                                                       --------------

Total Life/Health Insurance                                   2,440
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 1.6%
Mingyuan Medicare Development              6,640,000          1,041
                                                       --------------

Total Medical-Biomedical/Genetic                              1,041
---------------------------------------------------------------------

Metal-Aluminum - 2.9%
Midas Holdings                             1,950,000          1,839
                                                       ______________

Total Metal-Aluminum                                          1,839
---------------------------------------------------------------------

Multi-line Insurance - 2.0%
Ping An Insurance Group, Cl H                180,000          1,270
                                                       ______________

Total Multi-line Insurance                                    1,270
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 5.6%
CNOOC                                      2,560,000          3,618
                                                       ______________

Total Oil Companies-Exploration &
   Production                                                 3,618
_____________________________________________________________________

Oil Companies-Integrated - 4.5%
China Petroleum & Chemical, Cl H           2,180,000          2,288
PetroChina ADR                                 4,400            626
                                                       ______________

Total Oil Companies-Integrated                                2,914
---------------------------------------------------------------------

Power Conversion/Supply Equipment - 1.7%
Dongfang Electric, Cl H                      182,000          1,082
                                                       --------------

Total Power Conversion/Supply Equipment                       1,082
---------------------------------------------------------------------

OLD MUTUAL CLAY FINLAY CHINA FUND - concluded
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2008 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares    Value (000)
---------------------------------------------------------------------

Public Thoroughfares - 5.1%
Jiangsu Express, Cl H                      1,992,000   $      1,866
Shenzhen Expressway, Cl H                  1,502,000          1,413
                                                       --------------

Total Public Thoroughfares                                    3,279
---------------------------------------------------------------------

Real Estate Operation/Development - 8.0%
Cheung Kong Holdings                          86,000          1,394
China Everbright International             4,325,000          1,806
Hang Lung Properties                         199,000            788
Sun Hung Kai Properties                       60,000          1,191
                                                       --------------

Total Real Estate Operation/
   Development                                                5,179
---------------------------------------------------------------------

REITS-Diversified - 1.2%
Sunlight Real Estate Investment            2,559,000            778
                                                       --------------

Total REITS-Diversified                                         778
---------------------------------------------------------------------

REITS-Shopping Centers - 1.0%
Link REIT                                    266,000            677
                                                       --------------

Total REITS-Shopping Centers                                    677
---------------------------------------------------------------------

Retail-Major Department Store - 3.4%
Parkson Retail Group                         250,500          2,158
                                                       --------------

Total Retail-Major Department Store                           2,158
---------------------------------------------------------------------

Telecommunications Services - 3.7%
China Telecom, Cl H                        3,444,000          2,410
                                                       --------------

Total Telecommunications Services                             2,410
---------------------------------------------------------------------

Transport-Marine - 2.0%
China COSCO Holdings, Cl H                   233,000            537
China Shipping Development, Cl H             282,000            728
                                                       --------------

Total Transport-Marine                                        1,265
                                                       --------------

Total Common Stock (Cost $54,823)                            59,124
---------------------------------------------------------------------

Money Market Fund - 6.3%
Dreyfus Cash Management Fund,
    Institutional Class, 4.850% (A)        4,095,296          4,095
                                                       --------------

Total Money Market Fund (Cost $4,095)                         4,095
---------------------------------------------------------------------

Total Investments - 98.2% (Cost $58,918)                     63,219
---------------------------------------------------------------------

Other Assets and Liabilities, Net - 1.8%                      1,143
---------------------------------------------------------------------

Total Net Assets - 100.0%                              $     64,362
---------------------------------------------------------------------

For descriptions of abbreviations and footnotes, please refer to page 60.


The accompanying notes are an integral part of the financial statements.

OLD MUTUAL CLAY FINLAY EMERGING MARKETS FUND
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Clay Finlay Inc.


Performance Highlights

o During the six-month period ended January 31, 2008, the Old Mutual Clay Finlay Emerging Markets Fund's Class A shares posted a (0.62)% return at net asset value, outperforming the MSCI Emerging Markets Index, which returned (1.42)% for the same time period.

o Stock selection in the industrials, telecommunication services and energy sectors contributed positively, to relative performance, while stock selection in the consumer discretionary, information technology and consumer staples sectors detracted from the Fund's performance relative to the Index.

o Stocks such as Petroleo Brasileiro, China Mobile and Chinatrust Financial contributed positively to the Fund's performance during the period.

o Korea-based energy firm SK Energy (no longer a Fund holding); Korean civil, architectural and environmental engineering company GS Engineering & Construction; and Mexican housing project developer Corporacion Geo (no longer a Fund holding) were among the individual stock holdings that detracted from the Fund's performance during the period.


Q.   How did the Fund perform relative to its benchmark?

A. During the six-month period ended January 31, 2008, Class A shares of the Old Mutual Clay Finlay Emerging Markets Fund (the "Fund") posted a (0.62)% return at net asset value, outperforming the MSCI Emerging Markets Index (the "Index"), which returned (1.42)% for the same time period. Performance for all share classes can be found on page 35.

Q.   What investment environment did the Fund face during the past six months?

A. The investment environment was volatile during the period as the sub-prime financial crisis unfolded around the globe. Emerging markets experienced a slight recovery from a mid-August correction after the US Federal Reserve Board (the "Fed") began easing interest rates. The recovery was supported by liquidity inflows and the belief that emerging markets could "decouple" from weakness in the developed world. However, worries about global growth mounted, and, after peaking at the end of October, emerging markets entered bear-market territory hitting a low on January 22. However, emergency US Fed rate cuts, implemented shortly thereafter, triggered a tentative rally.

Q.   Which market factors influenced the Fund's relative performance?

A. Despite slowing global economic growth, the Fund benefited from exposure to relatively resilient areas of demand, specifically the infrastructure and telecommunications groups.

     On the other hand, the Fund's exposure to smaller capitalization stocks, especially in the consumer discretionary and information technology sectors, contributed negatively to performance as investors gravitated towards more liquid large-cap stocks.

Q.   How did portfolio composition affect Fund performance?

A. In both absolute terms and relative to the Index, the Fund benefited from strong stock selection in sectors that prosper from high economic growth and extensive infrastructure development. Thus, stock selection contributed positively to the Fund's performance in the industrials and energy sectors. For example, Petroleo Brasileiro, Brazil's top energy company, outperformed during the period due to the stock's attractive valuation, surging oil prices and a significant discovery of oil reserves off the coast of Brazil. The Fund also benefited from the resilient emerging markets consumer theme through the telecommunications services sector, where stocks such as China Mobile outperformed. China Mobile's strong performance can be attributed primarily to strong subscriber growth, the firm's dominant market position and its proxy status as a liquid play on Chinese domestic demand. Chinatrust Financial, a banking and investment services firm, also contributed positively to the Fund's performance during the period. The stock outperformed because legislative elections in Taiwan favored the KMT party, and, as a result, investors were more optimistic about relations with China and improving business and consumer confidence in Taiwan.

     On the other hand, stock selection in the consumer discretionary sector detracted from performance during the period as Fund holdings in the retail sector underperformed. Additionally, the Fund's stock selection in information technology detracted from performance during the period. Some of the smaller, aggressive growth stocks in this sector underperformed as concerns about the sector increased. Consumer staples was another example of a sector where stock selection detracted from the Fund's performance during the semi-annual period. Korea-based energy firm SK Energy (no longer a Fund holding); Korean civil, architectural and environmental engineering company GS Engineering & Construction; and Mexican housing project developer Corporacion Geo (no longer a Fund holding) were among the individual stock holdings that detracted from the Fund's performance during the period.


                                               Clay Finlay Emerging Markets Fund

--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Clay Finlay Inc.


Top Ten Holdings
as of January 31, 2008

Petroleo Brasileiro ADR           5.9%
-----------------------------------------
Cia Vale do Rio Doce ADR          3.7%
-----------------------------------------
China Mobile                      2.8%
-----------------------------------------
Novatek GDR                       2.7%
-----------------------------------------
Kasikornbank                      2.2%
-----------------------------------------
POSCO                             2.1%
-----------------------------------------
Ayala                             2.1%
-----------------------------------------
Gazprom ADR                       2.0%
-----------------------------------------
America Movil, Ser L ADR          2.0%
-----------------------------------------
Severstal GDR                     2.0%
-----------------------------------------
As a % of Total
Fund Investments                 27.5%
-----------------------------------------



     SK Energy underperformed due to disappointing earnings resulting from cost pressure and disappointing margins in its refining and chemical operations. GS Engineering & Construction underperformed because of fund flows out of Korean cyclical stocks and concerns about the Korean real estate market. Corporacion Geo's stock fell sharply as housing demand fell because of weakness in the Mexican economy.

     From a country perspective, Russia contributed positively to relative performance as the Fund's holdings provided exposure to high growth sectors of the Russian economy. Stock selection in Turkey was positive as well, as reasonably valued growth companies gained value in a falling market. The Fund also benefited from an overweight allocation, relative to the Index, in Brazil, a top performing market that benefited from lower interest rates and strong demand for commodities. However, the Philippines contributed negatively, as smaller cap stocks underperformed. Stock selection was also poor in South Africa, where rising interest rates negatively impacted the Fund's consumer holdings. Finally, the Fund's Indian exposure underperformed relative to the Index, which was dominated by highly valued large-cap benchmark stocks where the Fund was underweight.

Q.   What is the investment outlook for emerging-market stocks?

A. There are reasons for increased caution in the 2008 emerging-market outlook. After five straight years of gains, valuations have moved to a 10% premium relative to the global market's price-to-earnings ratio and global economic growth forecasts are being revised downward. Clay Finlay Inc. ("Clay Finlay"), the sub-adviser to the Fund, however, maintains a cautiously optimistic outlook as it believes emerging markets have generally strong economic fundamentals with generally healthy fiscal and current account balances, solid corporate balance sheets and undervalued currencies. Additionally, Clay Finlay notes that the current global financial turmoil primarily reflects problems in the property, banking and consumer sectors in the United States and to a lesser extent in Europe and Japan. While Clay Finlay is skeptical that emerging-market economies can completely "decouple" themselves from developed markets, the firm believes that these economies may be positioned to outperform given strong domestic demand growth potential, especially in the consumer, infrastructure and telecommunications areas. Moreover, Clay Finlay believes that as economic weakness leads to interest rate cuts in the United States and Europe, the outlook for liquidity flows into the emerging markets remains positive.

     Clay Finlay believes that inflation is a risk that must be monitored, as rising inflation could ultimately trigger monetary tightening and a contraction in price-to-earnings multiples in the emerging markets. Clay Finlay notes that, fortunately, at least for markets with strong external accounts, there is room to allow further currency appreciation, which could cool off inflationary pressures while helping to rebalance economic growth towards domestic demand, and at the same time adding to returns for foreign investors.


Clay Finlay Emerging Markets Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2008
----------------------------------------------------------------------------------------------
                                                                Annualized      Annualized
                                    Inception      6 Month        1 Year        Inception
                                      Date         Return*        Return         to Date
----------------------------------------------------------------------------------------------
Class A with load                    12/30/05      (6.33)%         9.70%          22.30%
Class A without load                 12/30/05      (0.62)%        16.39%          25.81%
Class C with load                    12/30/05      (2.11)%        14.46%          24.88%
Class C without load                 12/30/05      (1.14)%        15.46%          24.88%
Class Z                              12/30/05      (0.55)%        16.71%          26.11%
Institutional Class                  12/30/05      (0.17)%        17.45%          26.82%
MSCI Emerging Markets Index          12/30/05      (1.42)%        23.32%          25.71%
----------------------------------------------------------------------------------------------


Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

*Not Annualized

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the supplement dated February 4, 2008 to the prospectus dated November 19, 2007) are 3.08% and 2.00%; 6.57% and 2.75%; 12.56% and 1.75%; 2.13% and 1.25%, respectively.

Fund Performance
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                                                    Old Mutual
       Old Mutual     Old Mutual     Old Mutual     Clay Finlay
       Clay Finlay   Clay Finlay    Clay Finlay      Emerging
        Emerging       Emerging       Emerging    Markets Fund -
      Markets Fund   Markets Fund   Markets Fund   Institutional   MSCI Emerging
        - Class A     - Class C      - Class Z         Class       Markets Index
12/30/05     9,425         10,000         10,000         10,000           10,000
 7/31/06    10,443         11,040         11,100         11,130           10,852
 7/31/07    15,317         16,085         16,321         16,449           16,330
 1/31/08    15,223         15,902         16,231         16,421           16,098



Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 12/30/05 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of January 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Foreign Common Stock               49.1%
Common Stock                       41.7%
Warrants                            8.2%
Cash Equivalent                     1.0%

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2008 (UNAUDITED)

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 36.0%
Beverages-Non-Alcoholic - 1.0%
Coca-Cola Femsa SAB de CV ADR                  7,100   $        333
                                                       --------------

Total Beverages-Non-Alcoholic                                   333
---------------------------------------------------------------------

Brewery - 1.6%
Cia Cervecerias Unidas ADR                    15,340            522
                                                       --------------

Total Brewery                                                   522
---------------------------------------------------------------------

Building & Construction-Miscellaneous - 1.8%
Orascom Construction GDR                       2,880            595
                                                       --------------

Total Building & Construction-Miscellaneous                     595
---------------------------------------------------------------------

Cellular Telecommunications - 6.3%
America Movil, Ser L ADR                      10,900            653
Tim Participacoes ADR                         12,300            470
Turkcell Iletisim Hizmet ADR                  14,450            328
Vimpel-Communications ADR                     17,800            613
                                                       --------------

Total Cellular Telecommunications                             2,064
---------------------------------------------------------------------

Commercial Banks Non-US - 1.2%
Banco Itau Holding Financeira ADR             16,950            395
                                                       --------------

Total Commercial Banks Non-US                                   395
---------------------------------------------------------------------

Diversified Minerals - 3.7%
Cia Vale do Rio Doce ADR                      40,550          1,216
                                                       --------------

Total Diversified Minerals                                    1,216
---------------------------------------------------------------------

Electronic Components-Miscellaneous - 2.6%
AU Optronics ADR                              20,839            346
HON HAI Precision GDR                         17,532            185
HON HAI Precision Industry GDR 144A           30,800            325
                                                       --------------

Total Electronic Components-Miscellaneous                       856
_____________________________________________________________________

Food-Dairy Products - 1.5%
Wimm-Bill-Dann Foods ADR                       4,125            479
                                                       --------------

Total Food-Dairy Products                                       479
---------------------------------------------------------------------

Food-Retail - 1.3%
X5 Retail Group GDR*                          12,950            416
                                                       ______________

Total Food-Retail                                               416
_____________________________________________________________________

Internet Content-Information/News - 0.9%
Baidu.com ADR*                                 1,070            300
                                                       ______________

Total Internet Content-Information/News                         300
---------------------------------------------------------------------

Medical-Generic Drugs - 1.0%
Teva Pharmaceutical Industries ADR             7,100            327
                                                       --------------

Total Medical-Generic Drugs                                     327
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 2.0%
Gazprom ADR                                   13,750   $        670
                                                       ______________

Total Oil Companies-Exploration & Production                    670
_____________________________________________________________________

Oil Companies-Integrated - 5.9%
Petroleo Brasileiro ADR                       17,450          1,939
                                                       ______________

Total Oil Companies-Integrated                                1,939
_____________________________________________________________________

Oil Refining & Marketing - 1.1%
Reliance Industries GDR, 144A                  2,750            345
                                                       ______________

Total Oil Refining & Marketing                                  345
_____________________________________________________________________

Semiconductor Components-Integrated Circuits - 0.8%
Powertech Technology GDR                      46,891            271
                                                       ______________

Total Semiconductor Components-Integrated Circuits              271
_____________________________________________________________________

Steel Pipe & Tube - 0.9%
TMK OAO, 144A                                  8,400            304
                                                       --------------

Total Steel Pipe & Tube                                         304
_____________________________________________________________________

Steel-Producers - 2.0%
Severstal GDR                                 30,400            646
                                                       --------------

Total Steel-Producers                                           646
_____________________________________________________________________

Tobacco - 0.4%
ITC GDR                                       28,550            142
                                                       --------------

Total Tobacco                                                   142
                                                       ______________

Total Common Stock (Cost $11,239)                            11,820
---------------------------------------------------------------------

Foreign Common Stock - 54.4%
Brazil - 2.9%
B2W Cia Global Do Varejo                       3,250            115
Banco do Brasil                               29,300            487
Localiza Rent A Car                           38,900            355
                                                       --------------

Total Brazil                                                    957
---------------------------------------------------------------------

China - 5.2%
China Life Insurance, Cl H                    40,000            144
Harbin Power Equipment, Cl H                 124,000            281
Industrial & Commercial
   Bank of China, Cl H                     1,043,000            628
Jiangsu Express, Cl H                        384,000            360
PetroChina, Cl H                             208,000            287
                                                       ______________

Total China                                                   1,700
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Hong Kong - 8.3%
China Everbright International             1,004,000   $        419
China Mobile                                  61,000            899
China Resources Enterprise                   132,000            445
CNOOC                                        330,000            466
Kingdee International Software               234,000            159
Shanghai Industrial Holdings                  88,000            328
                                                       --------------

Total Hong Kong                                               2,716
---------------------------------------------------------------------

Indonesia - 3.8%
Astra International                          157,000            473
Bank Rakyat Indonesia                        628,000            486
Ciputra Development*                       3,774,000            301
                                                       --------------

Total Indonesia                                               1,260
---------------------------------------------------------------------

Israel - 1.4%
Israel Chemicals                              34,900            452
                                                       ______________

Total Israel                                                    452
_____________________________________________________________________

Kazakhstan - 0.9%
Eurasian Natural Resources*                   19,500            299
                                                       ______________

Total Kazakhstan                                                299
---------------------------------------------------------------------

Luxembourg - 1.7%
Millicom International Cellular*               5,380            570
                                                       ______________

Total Luxembourg                                                570
_____________________________________________________________________

Malaysia - 2.8%
Malayan Banking Bhd                           95,000            349
WCT Engineering                              196,000            560
                                                       ______________

Total Malaysia                                                  909
_____________________________________________________________________

Philippines - 2.1%
Ayala                                         57,220            677
                                                       ______________

Total Philippines                                               677
_____________________________________________________________________

Russia - 3.8%
Sberbank                                      96,000            355
NovaTek OAO                                   13,100            877
                                                       --------------

Total Russia                                                  1,232
---------------------------------------------------------------------

South Africa - 6.5%
Anglo Platinum                                 3,351            486
MTN Group                                     31,900            509
Murray & Roberts Holdings                     36,800            427
Naspers, Cl N                                 14,650            274
Standard Bank Group                           35,600            435
                                                       --------------

Total South Africa                                            2,131
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

South Korea - 7.0%
Daegu Bank                                    19,680   $        287
GS Engineering & Construction                  2,530            308
LG Chem                                        6,360            533
POSCO                                          1,250            680
Samsung Engineering                            5,030            489
                                                        ______________

Total South Korea                                             2,297
_____________________________________________________________________

Taiwan - 2.5%
Alpha Networks                                     1              -
Far Eastern Textile                          448,000            621
Foxconn Technology                            13,000             75
Powertech Technology                          45,800            134
                                                       --------------

Total Taiwan                                                    830
---------------------------------------------------------------------

Thailand - 3.5%
CP ALL                                     1,289,300            426
Kasikornbank                                 288,000            732
                                                       --------------

Total Thailand                                                1,158
---------------------------------------------------------------------

Turkey - 2.0%
Asya Katilim Bankasi*                         37,700            323
BIM Birlesik Magazalar                         3,950            332
                                                       ______________

Total Turkey                                                    655
                                                       ______________

Total Foreign Common Stock (Cost $17,989)                    17,843
---------------------------------------------------------------------

Warrants - 8.2%
Foxconn Technology 144A,
   expires 08/22/08*                          24,000            135
Grasim Industries 144A,
   expires 05/22/09*                           4,750            356
IVRCL Infrastructures & Projects 144A,
   expires 11/17/08*                          28,900            331
Chinatrust Financial Holding 144A,
   expires 10/07/08*                         483,000            384
Asian Paints 144A,
   expires 06/15/09*                          28,250            620
Cathay Financial Holding 144A,
   expires 01/15/13*                         167,000            393
Maruti Suzuki India 144A,
   expires 09/03/12*                          14,450            311
Nicholas Piramal India 144A,
   expires 10/26/09*                          21,400            165
                                                       ______________

Total Warrants (Cost $2,873)                                  2,695
---------------------------------------------------------------------

OLD MUTUAL CLAY FINLAY EMERGING MARKETS FUND - concluded
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2008 (UNAUDITED)

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Money Market Fund - 1.0%
Dreyfus Cash Management Fund,
   Institutional Class, 4.850% (A)           322,905   $        323
                                                       --------------

Total Money Market Fund (Cost $323)                             323
---------------------------------------------------------------------

Total Investments - 99.6% (Cost $32,424)                     32,681
---------------------------------------------------------------------

Other Assets and Liabilities, Net - 0.4%                        118
---------------------------------------------------------------------

Total Net Assets - 100.0%                              $     32,799
---------------------------------------------------------------------


For descriptions of abbreviations and footnotes, please refer to page 60.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Copper Rock Capital Partners, LLC

Performance Highlights

o For the six-month period ended January 31, 2008, the Old Mutual Copper Rock Emerging Growth Fund underperformed its benchmark, the Russell 2000(R) Growth Index. The Fund's Class A shares posted a (9.01)% return at net asset value for the six-month period while the Russell 2000(R) Growth Index returned (6.20)%.

o Stock selection within the financials and consumer discretionary sectors had a positive impact on the Fund's performance during the period, while an underweight relative to the Index in consumer staples detracted marginally from performance.

o Health care, information technology and energy had a negative impact as stock selection in these sectors detracted from relative performance.

o Individual stocks that contributed to performance during the period included Priceline.com, Capella Education and Authorize.net (now Cybersource) (no longer a Fund holding), while stocks such as ORBCOMM (no longer a Fund holding), Riverbed Technology and Aruba Networks (no longer a Fund holding) detracted from absolute returns.


Q.   How did the Fund perform relative to its benchmark?

A. For the six-month period ended January 31, 2008, the Old Mutual Copper Rock Emerging Growth Fund (the "Fund") underperformed its benchmark, the Russell 2000(R) Growth Index (the "Index"). The Fund's Class A shares posted a (9.01)% return at net asset value for the six-month period while the Russell 2000(R) Growth Index returned (6.20)%. Performance for all share classes can be found on page 41.

Q.   What investment environment did the Fund face during the past six months?

A. Growth stocks, on average, continued to outperform value stocks during the six-month period, a dynamic which benefited Fund performance. In September of 2007, the markets started to experience significant volatility attributable, primarily, to a liquidity crisis caused by the meltdown in sub-prime lending, concerns over continued housing declines and a possible recession. The Federal Reserve Board moved quickly to stem concerns of a recession, cutting the Federal Funds rate by 0.50% in October and by an additional 0.25% in December. Despite these moves volatility lingered as energy prices continued to reach new highs, as preliminary holiday sales were weaker than expected, and as fears of inflation mounted. Copper Rock Capital Partners, LLC ("Copper Rock"), the sub-adviser to the Fund, notes that this scenario created a relatively difficult environment for active, fundamental investment managers as the tug of war between an impending recession and a soft landing in 2008 was yet to be determined. In January of 2008 the tides turned quickly and value returned to favor, as markets grew more wary of an impending recession.

Q.   Which market factors influenced the Fund's relative performance?

A. The market downturn that began in the last quarter of 2007 and went on to become quite severe in January 2008 negatively impacted the Fund's relative performance during the period. During this period small-cap growth stocks significantly underperformed small-cap value stocks and higher quality growth stocks with solid fundamentals were caught in the downdraft.
     Additionally, stocks in the technology sector were hurt by news that corporate technology budgets had been reduced for 2008. On the other side of the equation, the Fund benefited from a lack of exposure to banks within the financials sector, which performed poorly as a result of mortgage write-downs and the sub-prime lending crisis.

Q.   How did portfolio composition affect Fund performance?

A. Stock selection within the financials and consumer discretionary sectors had a positive impact on the Fund's performance during the period, while an underweight relative to the Index in consumer staples detracted marginally from performance. Health care, information technology and energy had a negative impact as stock selection in these sectors detracted from relative performance.

     Individual stocks that contributed to performance during the period included Priceline.com, Capella Education and Authorize.net (now Cybersource) (no longer a Fund holding), while stocks such as ORBCOMM (no longer a Fund holding), Riverbed Technology and Aruba Networks (no longer a Fund holding) detracted from absolute returns. Online US and European travel company Priceline.com benefited from European demand to connect travelers with a myriad of hotels. Capella Education, a post secondary education provider, performed well as people became eager to further their income potential while maintaining their full-time jobs in a softening economy. Additionally, companies such as Capella Education, which offers evening and online classes, have begun to gain credibility in the professional arena and benefited from increased part-time student enrollment. Provider of electronic payment and risk management solutions Authorize.net was acquired by Cybersource, which continued to gain new customers during the period. In contrast, ORBCOMM, a satellite-based data communication company, missed


                                                Copper Rock Emerging Growth Fund

--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Copper Rock Capital Partners, LLC


Top Ten Holdings
as of January 31, 2008

FTI Consulting                    3.3%
-----------------------------------------
Strayer Education                 3.0%
-----------------------------------------
MF Global                         2.9%
-----------------------------------------
B/E Aerospace                     2.6%
-----------------------------------------
Lifecell                          2.4%
-----------------------------------------
ITT Educational Services          2.2%
-----------------------------------------
Illumina                          2.2%
-----------------------------------------
Activision                        2.1%
-----------------------------------------
GFI Group                         1.9%
-----------------------------------------
Huron Consulting Group            1.9%
-----------------------------------------
As a % of Total
Fund Investments                 24.5%
-----------------------------------------


     earnings forecasts and lowered forward guidance during the period. Additionally, wide-area distributed computing provider Riverbed Technology was hurt by the overall trend in the information technology sector, which lost value as news was released that corporate technology budgets were being cut. Lastly, Aruba Networks, an enterprise mobility solution provider, lost value due to concerns over an economic slowdown and reduced information technology spending.

Q.   What is the investment outlook for the small-cap growth market?

A. Despite difficult market conditions, Copper Rock believes that its investment process will continue to uncover strong investment opportunities. While these market conditions persist, the firm will aim to identify companies with solid fundamentals in the hopes that these companies' stock prices will eventually reflect their strength.

     Copper Rock believes the markets are experiencing a period of fear and panic, a period that can be hard on the firm's strategy in the short-term, while fundamentals and stock prices lack a clear correlation. However, Copper Rock believes that, when the markets stabilize, its strategy is positioned to add value, which may not likely occur until the latter half of 2008. The firm currently remains fond of consulting and service stocks that may be positioned to benefit from heightened market turmoil. Copper Rock has increased health care exposure due to the firm's belief in visible and sustainable earnings within the Fund's holdings and the firm has also selectively added retail holdings that it believes may be poised for future growth.


Copper Rock Emerging Growth Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of January 31, 2008
--------------------------------------------------------------------------------------------
                                                              Annualized      Annualized
                                  Inception      6 Month        1 Year        Inception
                                    Date*        Return*        Return         to Date
--------------------------------------------------------------------------------------------
Class A with load                  07/29/05      (14.26)%       (7.00)%         4.11%
Class A without load               07/29/05       (9.01)%       (1.28)%         6.59%
Class C with load                  07/29/05      (10.66)%       (3.36)%         5.55%
Class C without load               07/29/05       (9.82)%       (2.45)%         5.55%
Class Z                            12/09/05       (9.04)%       (1.20)%         5.77%
Institutional Class                07/29/05       (8.86)%       (0.86)%         7.02%
Russell 2000(R)Growth Index        07/29/05       (6.20)%       (4.55)%         4.20%
--------------------------------------------------------------------------------------------


Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

*Not Annualized

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the supplement dated February 4, 2008 to the prospectus dated November 19, 2007) are 1.86% and 1.68%; 7.43% and 2.43%; 12.39% and 1.43%; 1.22% and 1.22%, respectively.

*The inception date of each share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date the share classes were available for sale to shareholders was 08/01/05 for Class A, Class C and Institutional Class, and 12/16/05 for Class Z.

Fund Performance
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

        Old Mutual      Old Mutual Copper   Old Mutual Copper
        Copper Rock       Rock Emerging       Rock Emerging
      Emerging Growth     Growth Fund -       Growth Fund -      Russell 2000(R)
      Fund - Class A         Class C       Institutional Class    Growth Index
7/29/05       9,425             10,000               10,000             10,000
7/31/05       9,425             10,000               10,000              9,966
7/31/06       9,915             10,430               10,560             10,119
7/31/07      12,158             12,700               13,010             11,822
1/31/08      11,062             11,453               11,857             11,089



Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and Institutional shares on the inception date of 7/29/05 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of January 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Common Stock                       96.6%
Investment Company                  1.8%
Cash Equivalent                     1.6%

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2008 (UNAUDITED)

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 95.8%
Advertising Sales - 1.3%
AirMedia Group ADR*                           17,718   $       406
Focus Media Holding ADR*                      11,760           565
                                                       ______________

Total Advertising Sales                                        971
_____________________________________________________________________

Aerospace/Defense - 0.8%
Spirit Aerosystems Holdings, Cl A*            20,350           562
                                                       ______________

Total Aerospace/Defense                                        562
_____________________________________________________________________

Aerospace/Defense-Equipment - 3.8%
AAR*                                          30,127           888
B/E Aerospace*                                49,043         1,894
                                                       --------------

Total Aerospace/Defense-Equipment                            2,782
---------------------------------------------------------------------

Applications Software - 1.5%
Nuance Communications*                        67,311         1,070
                                                       --------------

Total Applications Software                                  1,070
---------------------------------------------------------------------

Auto/Truck Parts & Equipment-Original - 0.7%
Amerigon*                                     31,449           538
                                                       ______________

Total Auto/Truck Parts & Equipment-Original                    538
_____________________________________________________________________

Building-Heavy Construction - 0.9%
Chicago Bridge & Iron                         14,000           623
                                                       ______________

Total Building-Heavy Construction                              623
---------------------------------------------------------------------

Commercial Services - 1.8%
ExlService Holdings*                          34,039           646
Quanta Services*                              29,980           657
                                                       ______________

Total Commercial Services                                    1,303
_____________________________________________________________________

Computer Software - 1.0%
Omniture*                                     12,310           304
Double-Take Software*                         27,828           431
                                                       --------------

Total Computer Software                                        735
---------------------------------------------------------------------

Computers-Integrated Systems - 0.9%
Riverbed Technology*                          29,512           660
                                                       --------------

Total Computers-Integrated Systems                             660
---------------------------------------------------------------------

Computer Services - 0.5%
SRA International, CI A*                      13,510           371
                                                       ______________

Total Computer Services                                        371
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Consulting Services - 7.6%
Advisory Board*                               17,622   $     1,123
FTI Consulting*                               43,081         2,383
Huron Consulting Group*                       19,111         1,373
SAIC*                                         35,240           666
                                                       --------------

Total Consulting Services                                    5,545
---------------------------------------------------------------------

Data Processing/Management - 0.5%
Commvault Systems*                            19,124           356
                                                       --------------

Total Data Processing/Management                               356
---------------------------------------------------------------------

Diagnostic Equipment - 0.4%
Hansen Medical*                               16,205           290
                                                       --------------

Total Diagnostic Equipment                                     290
---------------------------------------------------------------------

E-Commerce/Services - 1.5%
Priceline.com*                                 9,791         1,063
                                                       --------------

Total E-Commerce/Services                                    1,063
---------------------------------------------------------------------

Electronic Components-Semiconductors - 1.2%
AuthenTec*                                    26,101           325
Cavium Networks*                              28,659           548
                                                       --------------

Total Electronic Components-Semiconductors                     873
---------------------------------------------------------------------

Electronic Design Automation - 1.3%
Comtech Group*                                48,724           524
Synopsys*                                     19,220           423
                                                       ______________

Total Electronic Design Automation                             947
_____________________________________________________________________

Electronic Measuring Instruments - 0.8%
Itron*                                         7,036           580
                                                       --------------

Total Electronic Measuring Instruments                         580
---------------------------------------------------------------------

Electronic Security Devices - 0.7%
Taser International*                          43,679           502
                                                       --------------

Total Electronic Security Devices                              502
---------------------------------------------------------------------

E-Marketing/Information - 0.5%
Constant Contact*                             15,351           327
                                                       --------------

Total E-Marketing/Information                                  327
---------------------------------------------------------------------

Enterprise Software/Services - 1.8%
Omnicell*                                     29,550           741
Ultimate Software Group*                      19,680           532
                                                       --------------

Total Enterprise Software/Services                           1,273
---------------------------------------------------------------------

Entertainment Software - 2.1%
Activision*                                   57,910         1,498
                                                       --------------

Total Entertainment Software                                 1,498
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

E-Services/Consulting - 1.0%
GSI Commerce*                                 28,986   $       472
Perficient*                                   19,421           270
                                                       ______________

Total E-Services/Consulting                                    742
_____________________________________________________________________

Finance-Other Services - 6.9%
FCStone Group*                                14,634           649
GFI Group*                                    15,714         1,386
MF Global*                                    69,920         2,101
Nymex Holdings                                 7,660           881
                                                       ______________

Total Finance-Other Services                                 5,017
---------------------------------------------------------------------

Gambling (Non-Hotel) - 0.7%
Pinnacle Entertainment*                       28,190           514
                                                       ______________

Total Gambling (Non-Hotel)                                     514
---------------------------------------------------------------------

Insurance Brokers - 1.8%
eHealth*                                      49,677         1,301
                                                       ______________

Total Insurance Brokers                                      1,301
_____________________________________________________________________

Internet Application Software - 1.6%
DealerTrack Holdings*                         43,847         1,182
                                                       ______________

Total Internet Application Software                          1,182
_____________________________________________________________________

Investment Management/Advisory Services - 0.8%
Affiliated Managers Group*                     5,994           589
                                                       --------------

Total Investment Management/Advisory Services                  589
---------------------------------------------------------------------

Marine Services - 1.1%
Aegean Marine Petroleum Network               23,385           764
                                                       --------------

Total Marine Services                                          764
---------------------------------------------------------------------

Medical Imaging Systems - 0.5%
IRIS International*                           21,590           387
                                                       --------------

Total Medical Imaging Systems                                  387
---------------------------------------------------------------------

Medical Instruments - 2.9%
Abaxis*                                       20,837           678
Conceptus*                                    46,682           760
Intuitive Surgical*                            2,500           635
                                                       --------------

Total Medical Instruments                                    2,073
_____________________________________________________________________

Medical Laser Systems - 0.8%
Cynosure, Cl A*                               22,629           562
                                                       --------------

Total Medical Laser Systems                                    562
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 8.0%
Alexion Pharmaceuticals*                      13,181   $       861
AMAG Pharmaceuticals*                         16,618           857
Illumina*                                     24,339         1,550
Keryx Biopharmaceuticals*                     49,383           299
Lifecell*                                     44,000         1,738
Millennium Pharmaceuticals*                   33,330           506
                                                       --------------

Total Medical-Biomedical/Genetic                             5,811
_____________________________________________________________________

Medical-Drugs - 1.5%
Indevus Pharmaceuticals*                      62,407           398
Shire ADR                                     12,720           685
                                                       ______________

Total Medical-Drugs                                          1,083
_____________________________________________________________________

Metal Processors & Fabricators - 1.0%
Ladish*                                       20,940           743
                                                       ______________

Total Metal Processors & Fabricators                           743
_____________________________________________________________________

Oil Companies-Exploration & Production - 3.5%
Arena Resources*                              20,062           714
ATP Oil & Gas*                                13,621           513
Parallel Petroleum*                           35,000           486
SandRidge Energy*                             27,850           847
                                                       ______________

Total Oil Companies-Exploration & Production                 2,560
---------------------------------------------------------------------

Oil Field Machinery & Equipment - 2.6%
Dresser-Rand Group*                           26,386           836
T-3 Energy Services*                          22,563         1,015
                                                       ______________

Total Oil Field Machinery & Equipment                        1,851
_____________________________________________________________________

Physical Practice Management - 0.5%
Pediatrix Medical Group*                       4,813           328
                                                       ______________

Total Physical Practice Management                             328
_____________________________________________________________________

Physical Therapy/Rehabilitation Centers - 1.8%
Psychiatric Solutions*                        42,741         1,290
                                                       ______________

Total Physical Therapy/Rehabilitation Centers                1,290
_____________________________________________________________________

Printing-Commercial - 1.3%
VistaPrint*                                   25,009           931
                                                       ______________

Total Printing-Commercial                                      931
---------------------------------------------------------------------

Publishing-Newspapers - 0.9%
Dolan Media*                                  29,905           678
                                                       --------------

Total Publishing-Newspapers                                    678
---------------------------------------------------------------------

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND - concluded
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2008 (UNAUDITED)

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Retail-Apparel/Shoe - 3.1%
Aeropostale*                                  31,810   $       896
Guess ?                                       12,700           474
Urban Outfitters*                             31,040           900
                                                       ______________

Total Retail-Apparel/Shoe                                    2,270
_____________________________________________________________________

Retail-Computer Equipment - 1.6%
GameStop, Cl A*                               22,430         1,160
                                                       ______________

Total Retail-Computer Equipment                              1,160
_____________________________________________________________________

Retail-Restaurants - 0.6%
BJ's Restaurants*                                  3             -
Texas Roadhouse, Cl A*                        35,100           424
                                                       --------------

Total Retail-Restaurants                                       424
_____________________________________________________________________

Retail-Sporting Goods - 1.3%
Dick's Sporting Goods*                        16,240           529
Zumiez*                                       23,200           446
                                                       --------------

Total Retail-Sporting Goods                                    975
---------------------------------------------------------------------

Schools - 8.2%
American Public Education*                    11,264           444
Capella Education*                            15,271           963
ITT Educational Services                      17,000         1,553
New Oriental Education &
   Technology Group ADR*                      13,990           793
Strayer Education                             12,579         2,171
                                                       ______________

Total Schools                                                5,924
_____________________________________________________________________

Semiconductor Components-Integrated Circuits - 0.7%
Anadigics*                                    53,877           538
                                                       --------------

Total Semiconductor Components-Integrated Circuits             538
---------------------------------------------------------------------

Semiconductor Equipment - 1.0%
Tessera Technologies*                         19,310           756
                                                       ______________

Total Semiconductor Equipment                                  756
_____________________________________________________________________

Telecommunications Equipment - 0.8%
Harris                                        10,556           577
                                                       --------------

Total Telecommunications Equipment                             577
---------------------------------------------------------------------

Telecommunications Services - 2.4%
Cbeyond*                                      35,106         1,184
Time Warner Telecom, Cl A*                    32,004           559
                                                       --------------

Total Telecommunications Services                            1,743
---------------------------------------------------------------------

Therapeutics - 1.8%
Theravance*                                   28,958           571
United Therapeutics*                           8,645           726
                                                       --------------

Total Therapeutics                                           1,297
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Transactional Software - 1.3%
Innerworkings*                                67,148   $       930
                                                       ______________

Total Transactional Software                                   930
---------------------------------------------------------------------

Veterinary Diagnostics - 0.9%
VCA Antech*                                   17,430           674
                                                       ______________

Total Veterinary Diagnostics                                   674
---------------------------------------------------------------------

Web Hosting/Design - 0.4%
Equinix*                                       3,965           299
                                                       ______________

Total Web Hosting/Design                                       299
---------------------------------------------------------------------

Wound, Burn & Skin Care - 0.9%
Obagi Medical Products*                       41,943           624
                                                       --------------

Total Wound, Burn & Skin Care                                  624
                                                       ______________

Total Common Stock (Cost $61,520)                           69,466
_____________________________________________________________________

Investment Company - 1.8%
Index Fund-Small Cap - 1.8%
iShares Russell 2000 Growth Index Fund        17,220         1,308
                                                       ______________

Total Index Fund-Small Cap                                   1,308
                                                       ______________

Total Investment Company (Cost $7,407)                       1,308
---------------------------------------------------------------------

Money Market Fund - 1.5%
Dreyfus Cash Management Fund,
   Institutional Class, 4.850% (A)         1,117,274         1,117
                                                       ______________

Total Money Market Fund (Cost $1,117)                        1,117
_____________________________________________________________________

Total Investments - 99.1% (Cost $70,044)                    71,891
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.9%                       625
---------------------------------------------------------------------

Total Net Assets - 100.0%                              $    72,516
---------------------------------------------------------------------

For descriptions of abbreviations and footnotes, please refer to page 60.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Rogge Global Partners PLC


Q.   How did the Fund perform relative to its benchmark?

A. For the period since its inception on November 19, 2007 through January 31, 2008, the Old Mutual International Bond Fund's Institutional Class shares posted a 3.55% return, outperforming the Citigroup Non-U.S. Dollar World Government Bond Index, which returned 2.81% for the same time period.



Top Ten Holdings
as of January 31, 2008

Development Bank of Japan,
2.300%, 03/19/26                     12.6%
---------------------------------------------
Bundesrepublik Deutschland,
5.000%, 07/04/12                      8.7%
---------------------------------------------
Bundesrepublik Deutschland,
4.000%, 01/04/18                      8.6%
---------------------------------------------
Sweden Government Bond,
3.750%, 08/12/17                      6.0%
---------------------------------------------
Bundesrepublik Deutschland,
4.750%, 07/04/34                      5.5%
---------------------------------------------
Australia Government Bond,
5.250%, 03/15/19                      4.0%
---------------------------------------------
Finland Government Bond,
2.750%, 09/15/10                      3.8%
---------------------------------------------
French Treasury Note BTAN,
2.500%, 07/12/10                      3.8%
---------------------------------------------
Hellenic Republic Government
Bond, 3.900%, 08/20/11                3.8%
---------------------------------------------
Belgium Government Bond,
5.750%, 09/28/10                      3.8%
---------------------------------------------
As a % of Total
Fund Investments                     60.6%
---------------------------------------------


                                                         International Bond Fund

OLD MUTUAL INTERNATIONAL BOND FUND - concluded
--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Return as of January 31, 2008
---------------------------------------------------------------------------------------------
                                                            Inception          Inception
                                                              Date              to Date*
---------------------------------------------------------------------------------------------
Institutional Class                                          11/19/07            3.55%
Citigroup Non-US Dollar World Government Bond Index          11/19/07            2.81%
---------------------------------------------------------------------------------------------

Past performance is not a guarantee of future. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

*Not Annualized

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund (as reported in the November 19, 2007 prospectus) are 1.07% and 0.95% respectively. Expenses are based on estimated amounts.

Fund Performance
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

             Old Mutual
           International
            Bond Fund -       Citigroup Non-US
           Institutional        Dollar World
               Class        Government Bond Index
 11/19/07      10,000              10,000
  1/31/08      10,354              10,281



Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Institutional Class shares on the inception date of 11/19/07 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of January 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Foreign Government Bonds           92.6%
Cash Equivalents                    3.3%
Foreign Bonds                       3.3%
Corporate Bonds                     0.2%
U.S. Treasury Obligations           0.6%

SCHEDULE OF INVESTMENTS

AS OF JANUARY 31, 2008 (UNAUDITED)

---------------------------------------------------------------------
                                       Face Amount
Description                               (000)           Value (000)
---------------------------------------------------------------------

U.S.  Treasury  Obligations - 0.6%
United States Treasury Notes,
   4.750%, 08/15/17                      $     150   $          163
                                                       ______________

Total U.S. Treasury Obligations (Cost $153)                     163
_____________________________________________________________________

Foreign Government Bonds - 89.1%
Australia Government Bond,
   5.250%, 03/15/19                 AUD      1,250            1,047
Austria Government Bond,
   5.500%, 01/15/10                 EUR        615              949
Belgium Government Bond,
   5.750%, 09/28/10                 EUR        625              982
Canadian Government Bond,
   5.250%, 06/01/13                 CAD        315              338
Canadian Government Bond,
   5.750%, 06/01/33                 CAD        210              259
Finland Government Bond,
   2.750%, 09/15/10                 EUR        680              993
French Treasury Note BTAN,
   2.500%, 07/12/10                 EUR        680              988
Bundesrepublik Deutschland,
   3.500%, 01/04/16                 EUR        100              145
Bundesrepublik Deutschland,
   3.750%, 01/04/15                 EUR        189              281
Bundesrepublik Deutschland,
   4.000%, 01/04/18                 EUR      1,500            2,242
Bundesrepublik Deutschland,
   5.000%, 07/04/12                 EUR      1,450            2,278
Bundesrepublik Deutschland,
   4.750%, 07/04/34                 EUR        920            1,429
Bundesrepublik Deutschland,
   3.750%, 07/04/13                 EUR         24               36
Hellenic Republic Government Bond,
   3.900%, 08/20/11                 EUR        660              985
Ireland Government Bond,
   3.250%, 04/18/09                 EUR        650              962
Italy Buoni Poliennali Del Tesoro,
   5.250%, 08/01/11                 EUR        625              977
Development Bank of Japan,
   1.750%, 03/17/17                 JPY     50,000              477
Development Bank of Japan,
   2.300%, 03/19/26                 JPY    340,000            3,277
Netherlands Government Bond,
   4.250%, 07/15/13                 EUR        221              338
Norway Government Bond,
   6.000%, 05/16/11                 NOK        610              119
Portugal Obrigacoes do Tesouro OT,
   5.850%, 05/20/10                 EUR        615              959
Spain Government Bond,
   3.250%, 07/30/10                 EUR        665              982
Sweden Government Bond,
   4.500%, 08/12/15                 SEK      2,300              376
_____________________________________________________________________



---------------------------------------------------------------------
                                       Face Amount
Description                            (000)/Shares      Value (000)
---------------------------------------------------------------------

Foreign  Government  Bonds - continued
Sweden Government Bond,
   3.750%, 08/12/17                 SEK     10,100   $        1,562
Sweden Government Bond,
   3.500%, 12/01/15                 SEK      1,800              375
United Kingdom Gilt,
   4.250%, 12/07/55                 GBP        400              797
                                                       --------------

Total Foreign Government Bonds (Cost $23,041)                24,153
_____________________________________________________________________

Corporate Bonds - 0.2%
Goldman Sachs Group,
   5.450% 11/01/12                       $      50               52
                                                       ______________

Total Corporate Bonds (Cost $52)                                 52
_____________________________________________________________________

Foreign Bonds - 3.1%
Citigroup, 2.400% 10/31/25          JPY     16,900              139
Credit Suisse/London,
   5.125%, 09/18/17                 EUR        100              150
Royal Bank of Scotland,
   4.625%, 09/22/21 (C)             EUR        160              219
HSBC Bank,
   4.250%, 03/18/16 (C)             EUR         30               44
Nykredit Realkredit A/S,
   4.000%, 01/01/09                 DKK      1,500              299
                                                       ______________

Total Foreign Bonds (Cost $855)                                 851
_____________________________________________________________________

Money Market Fund - 3.2%
Dreyfus Cash Management Fund,
   Institutional Class, 4.85% (A)              857              857
                                                       ______________

Total Money Market Fund (Cost $857)                             857
_____________________________________________________________________

Total Investments - 96.2% (Cost $24,958)                     26,076
_____________________________________________________________________

Other Assets and Liabilities, Net - 3.8%                      1,024
_____________________________________________________________________

Total Net Assets - 100.0%                            $       27,100
_____________________________________________________________________

For descriptions of abbreviations and footnotes please refer to page 60.

As of January 31, 2008, the Fund had the following forward foreign currency contracts outstanding:

                                                         Unrealized
                                                        (Appreciated)
Settlement        Currency             Currency        (Depreciation)
   Date          to Deliver           to Receive           (000)
----------   ------------------   ------------------   --------------
 03/11/08    USD      (383,574)   AUD       428,949       $  (1)
 03/11/08    CAD      (583,220)   USD       615,141          35
 03/11/08    USD      (159,653)   CHF       177,620           4
 03/11/08    DKK      (141,723)   USD       (23,084)         (5)
 03/11/08    EUR    (1,236,849)   USD    (1,717,281)       (119)
 03/11/08    GBP      (384,491)   USD      (885,129)        122
 03/11/08    USD    (4,113,500)   JPY   435,594,812          (6)
 03/11/08    USD      (994,433)   NOK     5,468,035          14
 03/11/08    SEK   (13,113,202)   USD    (2,035,841)        (23)
 04/15/08    USD      (120,120)   BRL       220,000           3
 04/15/08    USD      (266,998)   TWD     8,600,000           3
                                                          -----
                                                          $  27
                                                          -----


The accompanying notes are an integral part of the financial statements.

OLD MUTUAL INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Acadian Asset Management LLC and Clay Finlay Inc.


Performance Highlights

o The Old Mutual International Equity Fund underperformed its benchmark during the six-month period ended January 31, 2008. The Fund's Class A shares posted an (11.22)% return at net asset value, while the MSCI EAFE(R) Index returned (7.52)%.

o In terms of regions and countries, South America contributed positively to Fund performance due to strong returns in Brazil, while Western Europe, the Pacific Rim, North America, Central Asia and Eastern Europe detracted from performance during the period.

o At the individual stock level, Petroleo Brasileiro, Sun Hung Kai Properties and Nestle were among the top contributors to Fund performance during the period, while ING Groep, Societe Generale and Royal Dutch Shell detracted from the Fund's returns.


Q.   How did the Fund perform relative to its benchmark?

A. The Old Mutual International Equity Fund (the "Fund") underperformed its benchmark during the six-month period ended January 31, 2008. The Fund's Class A shares posted an (11.22)% return at net asset value, while the MSCI EAFE(R) Index (the "Index") returned (7.52)%. Performance for all share classes can be found on page 50.

Q.   What investment environment did the Fund face during the past six months?

A. Overall, equity markets were volatile during the period due to a credit crisis sparked by the fallout from US sub-prime mortgage loans. Concerns that the United States might enter a recession and that a global economic slowdown could impact key economies prevailed and international stocks, on average, lost value during the period. Markets gained ground in August due, at least in part, to the belief that the sub-prime financial crisis would remain contained in the United States and that it would not lead to a widespread dislocation of the global economy. International equities peaked in October as the fear of further write-downs and tight credit conditions exacerbated talk about the potential for a US recession and a broader global economic slowdown. Despite worries about slowing growth, however, energy prices reached new highs with oil reaching $100 per barrel for the first time. At the same time, gold prices surged as investors sought to hedge exposure to increasing inflation and a global slowdown.

Q.   Which market factors influenced the Fund's relative performance?

A. The Fund's avoidance of certain banks and financial-sector companies that were embroiled in the credit crisis benefited performance during the period. Additionally, holdings in Hong Kong real estate helped performance as interest rate cuts in the United States benefited these stocks because of Hong Kong's currency peg to the US Dollar. Rising oil prices and investor sentiment towards emerging markets also helped boost the return of certain energy-sector stocks.

     On the other hand,  exposure  to  small-cap  value  stocks  detracted  from performance in a volatile period where investors preferred larger capitalized, more liquid securities. The Fund held a diversified mix of securities, but a number of stock holdings were more deeply value-oriented and smaller in capitalization than the benchmark, and this detracted from performance, primarily with respect to assets managed by Acadian Asset Management LLC ("Acadian"). Within the allocation of the Fund's management by Clay Finlay Inc. ("Clay Finlay"), holdings in China and India were detractors from performance as both markets lost value after posting strong gains early in 2007. Also, weakness in the information technology sector late in the period hurt Fund performance as weakness in global growth expectations drove earnings forecasts lower.

Q.   How did portfolio composition affect relative Fund performance?

A. In terms of regions and countries, South America contributed positively to Fund performance due to strong returns in Brazil; Western Europe, the Pacific Rim, North America, Central Asia and Eastern Europe detracted from performance during the period. Emerging market exposure benefited the Fund during the period, especially exposure to Brazil and the country's oil company, Petroleo Brasileiro, one of the Fund's top contributors. In Western Europe, stock selection in the Netherlands, the United Kingdom, Sweden and Italy were primarily to blame for the region's underperformance. Stock selection in Japan, Hong Kong and New Zealand was primarily to blame for the lackluster performance of the Pacific Rim, while an overweight allocation to Canada played a role in North America's negative contribution. The Fund's allocation to the poor performing Indian market contributed to Central Asia's weak performance and Eastern Europe marginally detracted from performance because of the Fund's allocation to Russia.


International Equity Fund

     At the individual stock level, Petroleo Brasileiro, Sun Hung Kai Properties and Nestle were among the top contributors to relative Fund performance during the period, while ING Groep, Societe Generale and Royal Dutch Shell detracted from the Fund's returns. Petroleo Brasileiro, Brazil's top energy company, outperformed during the period due to the stock's attractive valuation, surging oil prices and a significant discovery of oil reserves off the coast of Brazil. Sun Hung Kai Properties, a Hong Kong real estate firm, benefited from strong demand in the local market, bolstered by interest rate cuts in the United States and Hong Kong's currency peg to the US Dollar. Switzerland-based food and beverage company Nestle, against a tough market backdrop with rising raw materials prices, continued to deliver 6-8% revenue growth with steady improvement in margins. Life insurance provider ING Groep detracted from performance as analysts' recommended cuts of this Dutch company due to concerns that its sub-prime mortgage investments would undermine earnings. French bank Societe Generale's shares fell amid concerns that a plan by a consortium of central banks to ease the global credit crunch will not be enough to avert an economic slowdown. Oil and gas company Royal Dutch Shell detracted from returns due to interest rate cuts made by the Federal Reserve Board, indicating oil prices would rise higher.

Q.   What is the investment outlook for international stocks?

A. Acadian believes that global equity markets will remain volatile as investors struggle with alternating hopes and fears on a number of issues, including the US housing market, global credit tightening and record high oil prices. The current market situation will likely take some time to play out in Acadian's view, as housing and mortgage concerns in the United States and related credit contractions continue to have a negative impact. Acadian notes that a US recession is a strong possibility, as consumer spending slows and tighter lending conditions constrain growth.

     On a positive note, Acadian believes markets typically discount future economic events and are typically responsive to interest rate cuts, both lending to a potential improvement for the long-term outlook. Additionally, Acadian believes recent market reactions have opened up previously compressed valuation ranges and widened projected return forecasts, providing improved conditions for active portfolio management and underscoring the importance of global diversification.

     Clay Finlay believes that, from a macroeconomic standpoint, the United States may be able to avoid a technical recession (defined as two straight quarters of negative gross domestic product growth), but that growth will be slow enough to have a negative impact. Despite the US Federal Reserve Board's 0.75% emergency interest rate cut in late January 2008, and the subsequent 0.50% rate decrease in early February, Clay Finlay believes the US consumer remains fragile due to the slumping housing market. Clay Finlay notes that foreign economies remain at risk for a slowdown because of US weakness. The Bank of England may be poised to lower rates, but the European Central Bank ("ECB") is more focused on fighting inflation than spurring growth, a difficult balancing act given the divergent issues facing individual countries in the union, according to Clay Finlay. Although Clay Finlay believes the ECB will be forced to follow suit and cut key interest rates in the future, the firm notes that short-term weakness is likely and that a pick up in growth will probably lag that of other areas. In Japan, an economy as dependent on exports as the United States is on the consumer, Clay Finlay believes conditions continue to deteriorate as a weak Japanese consumer is failing to offset the export growth decline attributable to a weak US consumer. Despite the prevailing bearish sentiment, Clay Finlay notes that it continues to find attractive growth opportunities at increasingly attractive valuations.


Top Ten Holdings
as of January 31, 2008

Royal Dutch Shell, Cl A            2.8%
------------------------------------------
Nintendo                           2.7%
------------------------------------------
Societe Generale                   2.3%
------------------------------------------
ING Groep                          2.2%
------------------------------------------
Zurich Financial Services          2.2%
------------------------------------------
BT Group                           2.2%
------------------------------------------
Marubeni                           1.9%
------------------------------------------
E.ON                               1.9%
------------------------------------------
BHP Billiton                       1.6%
------------------------------------------
Salzgitter                         1.4%
------------------------------------------
As a % of Total
Fund Investments                  21.2%
------------------------------------------


                                                       International Equity Fund

--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of January 31, 2008
------------------------------------------------------------------------------
                                                    Annualized     Annualized
                         Inception     6 Month        1 Year       Inception
                           Date        Return*        Return        to Date
------------------------------------------------------------------------------
Class A with load         12/30/05     (16.30)%       (7.88)%         7.94%
Class A without load      12/30/05     (11.22)%       (2.25)%        11.04%
Class C with load         12/30/05     (12.40)%       (3.92)%        10.26%
Class C without load      12/30/05     (11.53)%       (2.95)%        10.26%
Class Z                   12/30/05     (11.09)%       (1.99)%        11.31%
Institutional Class       12/30/05     (10.92)%       (1.67)%        11.64%
MSCI EAFE(R) Index        12/30/05      (7.52)%         0.22%        12.33%
------------------------------------------------------------------------------

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

*Not Annualized

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the supplement dated February 4, 2008 to the prospectus dated November 19, 2007) are 4.33% and 1.52%; 6.77% and 2.27%; 13.96% and 1.27%; 1.75% and 1.02%, respectively.

Fund Performance
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

          Old Mutual     Old Mutual    Old Mutual      Old Mutual
         International International  International   International       MSCI
          Equity Fund  Equity Fund -  Equity Fund     Equity Fund -       EAFE
           - Class A      Class C      - Class Z   Institutional Class    Index
12/30/05     9,425         10,000        10,000          10,000           10,000
 7/31/06    10,320         10,910        10,970          10,980           11,021
 7/31/07    13,212         13,859        14,067          14,126           13,655
 1/31/08    11,729         12,262        12,507          12,584           12,628



Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 12/30/05 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of January 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Foreign Common Stock               60.2%
Cash Equivalent                    38.8%
Common Stock                        1.0%

SCHEDULE OF INVESTMENTS

AS OF JANUARY 31, 2008 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Common Stock - 0.7%
Applications Software - 0.1%
Infosys Technologies ADR                       1,850   $         77
                                                       ______________

Total Applications Software                                      77
_____________________________________________________________________

Cellular Telecommunications - 0.2%
Vimpel-Communications ADR                      5,700            196
                                                       --------------

Total Cellular Telecommunications                               196
_____________________________________________________________________

Internet Content-Information/News - 0.1%
Baidu.com ADR*                                   390            109
                                                       --------------

Total Internet Content-Information/News                         109
_____________________________________________________________________

Metal-Copper - 0.1%
Taseko Mines*                                 23,600             95
                                                       ______________

Total Metal-Copper                                               95
---------------------------------------------------------------------

Oil Companies-Integrated - 0.2%
Petroleo Brasileiro ADR                        1,990            221
                                                       ______________

Total Oil Companies-Integrated                                  221
                                                       ______________

Total Common Stock (Cost $722)                                  698
---------------------------------------------------------------------

Foreign Common Stock - 61.9%
Australia - 5.4%
AJ Lucas Group                                16,834             56
ASX                                            3,122            135
Ausenco                                        4,658             48
Bendigo Bank                                   3,495             40
BHP Billiton                                  54,476          1,827
BlueScope Steel                                  340              3
Caltex Australia                              12,151            174
Centennial Coal                                8,233             26
Commander Communications                       3,400              1
Dominion Mining                               50,262            199
Flight Centre                                  1,132             24
Incitec Pivot                                  1,585            174
Leighton Holdings                             35,105          1,580
McPherson's                                    3,832             11
Mineral Resources                                492              2
Qantas Airways                               189,799            806
Riversdale Mining                                489              4
Sally Malay Mining                             8,388             30
Santos                                        89,930            987
                                                       --------------

Total Australia                                               6,127
---------------------------------------------------------------------

Austria - 0.2%
Telekom Austria                                  200              6
Vienna Insurance                               2,800            216
                                                       --------------

Total Austria                                                   222
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Belgium - 2.7%
Delhaize Group                                18,211   $      1,394
Dexia                                         31,689            769
Euronav                                           40              1
Fortis                                           100              2
KBC Groep                                      7,067            902
Tessenderlo Chemie                               330             14
                                                       --------------

Total Belgium                                                 3,082
---------------------------------------------------------------------

Bermuda - 0.0%
Catlin Group                                   3,250             24
                                                       --------------

Total Bermuda                                                    24
---------------------------------------------------------------------

Canada - 0.7%
CGI Group*                                     4,100             41
EnCana                                           200             13
Methanex                                       4,200            105
Metro, Cl A                                      100              2
Petro-Canada                                  12,200            554
Rothmans                                       1,800             43
                                                       ______________

Total Canada                                                    758
_____________________________________________________________________

Denmark - 1.1%
Jyske Bank                                       900             58
Norden                                         7,176            748
Novo Nordisk A/S, Cl B                         4,450            281
Topdanmark                                       900            135
                                                       ______________

Total Denmark                                                 1,222
_____________________________________________________________________

Finland - 0.4%
Fortum OYJ                                     2,950            120
Nokia OYJ                                      8,500            313
                                                       ______________

Total Finland                                                   433
_____________________________________________________________________

France - 5.6%
Accor                                          1,600            123
Alstom                                         1,740            351
AXA                                            6,466            222
BNP Paribas                                    5,636            559
France Telecom                                 9,139            322
Groupe Danone                                  3,500            283
PPR                                              980            138
Rallye SA                                      2,042            114
Recylex                                        1,901             36
_____________________________________________________________________

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2008 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

France - continued
Sanofi-Aventis                                    51   $          4
Societe Generale                              21,203          2,663
Thomson                                        5,428             66
UBISOFT Entertainment*                           899             82
Veolia Environnement                           3,500            288
Vivendi                                       27,961          1,127
                                                       --------------

Total France                                                  6,378
---------------------------------------------------------------------

Germany - 7.6%
Arques Industries                              1,154             26
BASF AG                                           88             12
Bayer                                          6,150            508
Commerzbank                                    3,800            115
Deutsche Bank                                     75              8
Deutsche Lufthansa                            53,506          1,285
E.ON                                          11,774          2,180
Epcos                                          3,387             47
Freenet                                           62              1
Koenig & Bauer                                 1,838             45
KUKA*                                          1,407             45
Linde                                          2,570            336
Metro                                          2,500            206
Muenchener Rueckversicherungs                    852            154
Norddeutsche Affinerie                         5,480            239
Salzgitter                                    10,493          1,663
SAP                                            1,800             86
Siemens                                        2,780            360
ThyssenKrupp                                  26,534          1,302
                                                       ______________

Total Germany                                                 8,618
_____________________________________________________________________

Greece - 0.3%
Hellenic Exchanges Holding                     1,518             51
National Bank of Greece                        4,500            275
                                                       ______________

Total Greece                                                    326
_____________________________________________________________________

Hong Kong - 1.1%
Cheung Kong Holdings                           7,000            114
China Grand Forestry Resources*               60,000              9
CLP Holdings                                     500              4
Esprit Holdings                               46,600            607
Hong Kong Exchanges and Clearing               4,500             94
Modern Beauty Salon Holdings                  92,000             45
Regal Hotels International Holdings          226,000             16
Solomon Systech International                 43,616              3
Sun Hung Kai Properties                       14,000            278
VTech Holdings                                23,534            136
                                                       --------------

Total Hong Kong                                               1,306
---------------------------------------------------------------------

Italy - 1.5%
Banca Popolare dell'Emilia Rom                   169              4
Fiat                                          35,418            832
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Italy - continued
IFIL - Investments                               101   $          1
Indesit                                       17,521            248
Milano Assicurazioni                             521              3
Saipem SpA                                     9,750            339
UniCredit                                     46,100            342
                                                       ______________

Total Italy                                                   1,769
---------------------------------------------------------------------
Japan - 12.2%
Aisin Seiki                                   14,500            581
Aloka                                            800             13
Arcs                                           9,700            117
Astellas Pharma                                2,200             95
Aucnet                                           500              7
Bosch                                             49              -
Brother Industries                               511              6
Canon                                             50              2
Century Leasing System                           900              8
Cosmos Initia                                 15,000             45
Daiichikosho                                   2,200             21
Daito Bank                                    13,000             13
East Japan Railway                                31            258
Eizo Nanao                                       100              3
Fujitsu                                          700              5
Fujitsu Frontech                               1,200             11
Geo                                               46             71
Haruyama Trading                               1,500              9
Haseko                                           500              1
Hitachi                                      221,000          1,656
Inui Steamship                                 6,600            103
Japan Tobacco                                     47            249
JFE Shoji Holdings                            27,000            168
Juki                                           7,000             34
Kawasaki Kisen Kaisha                             75              1
Kohnan Shoji                                   5,900             66
Komatsu                                        6,500            158
Leopalace21                                   11,300            276
Marubeni                                     317,000          2,211
Marudai Food                                   5,000             13
Maruetsu*                                      9,000             69
Meiji Dairies                                  8,000             43
Mitani                                         2,100             20
Mitsubishi Electric                           24,000            221
Mitsubishi Estate                              8,000            215
Mitsubishi Materials                          51,000            211
Mitsui                                        14,000            285
Mitsui OSK Lines                                 600              7
Mitsumi Electric                              13,800            388
Mizuho Trust & Banking                        62,000            106
Mori Seiki                                       300              5
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Japan - continued
Morinaga Milk Industry                         4,000   $         12
Nintendo                                       6,200          3,135
Nippon Metal Industry                         11,000             32
Nippon Oil                                   103,000            699
Nippon Steel                                     700              4
Nippon Steel Trading                           4,000             10
Nippon Telegraph & Telephone                     165            785
Nisca                                            400              3
Nissan Shatai                                 26,000            196
Nisshin Steel                                 34,000            113
Resona Holdings                                  194            312
Ricoh Leasing                                    100              2
San-A                                          2,600             69
Santen Pharmaceutical                            110              3
Segami Medics                                  1,700             32
Shinsho                                        6,000             17
Shinwa Kaiun Kaisha                            6,000             35
Sumikin Bussan                                 6,000             20
Sumitomo Pipe & Tube                          11,000             78
Takara Leben                                     300              2
Tokyo Electron                                    54              3
Toyo Kohan                                     3,000             12
Toyota Auto Body                                 900             14
Toyota Boshoku                                    11              -
Victor Co Of Japan*                            1,000              2
Watabe Wedding                                 2,900             34
Yamada Denki                                   2,150            230
Yamato Kogyo                                   4,200            159
Yamazen                                        3,000             12
Yaoko                                          1,500             40
                                                       --------------

Total Japan                                                  13,836
---------------------------------------------------------------------

Luxembourg - 0.1%
Millicom International Cellular*               1,700            180
                                                       --------------

Total Luxembourg                                                180
---------------------------------------------------------------------

Netherlands - 6.5%
Aegon                                          9,495            142
ASML Holding                                   2,933             77
Gamma Holding                                     64              4
Heineken                                      10,103            568
Hunter Douglas                                 6,449            419
ING Groep                                     79,325          2,585
Nutreco Holding                                  119              8
OCE                                           12,880            259
Royal Dutch Shell, Cl A                       90,201          3,226
Royal KPN                                      1,216             22
TNT                                               52              2
Unilever                                         708             23
                                                       ______________

Total Netherlands                                             7,335
_____________________________________________________________________



---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

New Zealand - 0.5%
Air New Zealand                              365,993   $        527
Contact Energy                                 8,411             51
New Zealand Refining                           4,754             28
Sky Network Television                           210              1
Telecom Corp of New Zealand                      990              3
                                                       ______________

Total New Zealand                                               610
_____________________________________________________________________

Norway - 0.4%
Acta Holding                                   8,800             35
Belships ASA                                     144              1
Cermaq                                         3,400             35
Norsk Hydro                                   35,050            420
                                                       ______________

Total Norway                                                    491
_____________________________________________________________________

Singapore - 1.3%
DBS Group Holdings                            15,000            187
Hotel Grand Central                           16,000             10
Jardine Cycle & Carriage                      48,526            678
Neptune Orient Lines                          93,000            216
Rotary Engineering                           267,000            163
SembCorp Industries                           17,000             56
Singapore Petroleum                           19,000             85
Swiber Holdings*                              29,000             48
                                                       ______________

Total Singpore                                                1,443
_____________________________________________________________________

Russia - 0.2%
NovaTek GDR                                    4,100            274
                                                       ______________

Total Russia                                                    274
_____________________________________________________________________

Spain - 0.9%
Banco Bilbao Vizcaya                           1,807             38
Banco Santander                               14,012            246
Construcciones y Auxiliar de F                    38             14
Iberdrola                                     17,900            273
Iberdrola Renovables*                         15,300            123
Repsol YPF                                     1,372             44
Telefonica                                    10,600            310
                                                       ______________

Total Spain                                                   1,048
_____________________________________________________________________

Sweden - 0.9%
Boss Media                                    13,500             32
Electrolux                                    40,243            633
JM AB                                         10,484            200
Kinnevik Investment, Cl B                      5,100            102
Peab AB                                        1,000              9
                                                       --------------

Total Sweden                                                    976
---------------------------------------------------------------------

OLD MUTUAL INTERNATIONAL EQUITY FUND - concluded
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2008 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Switzerland - 3.7%
Bell Holding                                      28   $         47
Georg Fischer                                     91             40
Julius Baer Holding                            3,600            253
Nestle                                           930            416
Roche Holding                                  2,320            421
Swatch Group                                     896            242
Syngenta                                         820            216
Walter Meier                                      49              9
Zurich Financial Services                      8,934          2,558
                                                       --------------

Total Switzerland                                             4,202
---------------------------------------------------------------------

United Kingdom - 8.6%
3i Group                                      25,469            477
Amec                                           1,867             26
AstraZeneca                                   33,775          1,418
Aviva                                          1,542             19
Barclays                                      31,100            294
BHP Billiton                                   5,900            178
BP                                               500              5
British American Tobacco                       1,922             69
BT Group                                     484,062          2,515
Cadbury Schweppes                             32,800            363
Character Group                                2,728              5
Colliers CRE                                   3,314              4
CSR*                                           8,904             94
De La Rue                                      4,838             88
Fiberweb                                         822              1
HSBC Holdings                                    202              3
IG Group Holdings                              7,505             55
Imperial Tobacco Group                         4,481            219
Inchcape                                      10,896             81
International Power                            5,857             47
Kazakhmys                                      6,110            149
Lavendon Group                                 2,044             13
Lloyds TSB Group                                 200              2
Lonmin                                         3,250            189
Man Group                                     11,500            127
Micro Focus International                      3,953             18
Mondi                                         21,548            166
National Express Group                         6,600            156
NETeller*                                     15,599             20
Prudential                                    15,100            194
Reckitt Benckiser Group                        2,882            150
Renew Holdings                                 3,467              7
Rio Tinto                                      3,950            395
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

United Kingdom - continued
Royal Bank of Scotland Group                  91,707   $        707
Royal Dutch Shell, CI B                        8,162            284
Scottish & Southern Energy                     3,800            116
Sportingbet                                   16,132             14
Standard Chartered                             6,068            204
Tenon Group                                    7,109              7
Tesco                                         39,100            327
Thomas Cook Group                             16,575             88
Vodafone Group                               141,000            493
                                                       --------------

Total United Kingdom                                          9,787
                                                       --------------

Total Foreign Common Stock (Cost $70,747)                    70,447
_____________________________________________________________________

Foreign Preferred Stock - 0.3%
Germany - 0.3%
Fresenius                                      4,750            374
                                                       ______________

Total Germany                                                   374
_____________________________________________________________________

Italy - 0.0%
IFI*                                           2,156             63
                                                       ______________

Total Italy                                                      63
                                                       ______________

Total Foreign Preferred Stock (cost $414)                       437
_____________________________________________________________________

Money Market Fund - 39.9%
Dreyfus Cash Management Fund,
   Institutional Class, 4.850% (A)        45,319,642         45,319
                                                       ______________

Total Money Market Fund ($45,319)                            45,319
_____________________________________________________________________

Total Investments - 102.8% (Cost $117,202)                  116,901
_____________________________________________________________________

Other Assets and Liabilities, Net - (2.8%)                   (3,206)
_____________________________________________________________________

Total Net Assets - 100.0%                              $    113,695
---------------------------------------------------------------------

For descriptions of abbreviations and footnotes, please refer to page 60.


The accompanying notes are an integral part of the financial statements.

OLD MUTUAL PROVIDENT MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Provident Investment Counsel, Inc.


Q.   How did the Fund perform relative to its benchmark?

A. For the period since its inception on November 19, 2007 through January 31, 2008, the Old Mutual Provident Mid-Cap Growth Fund's Institutional Class shares posted a (8.50)% return, versus the Russell Midcap Growth(R) Index, which returned (4.26)% for the same time period.



Top Ten Holdings as of January 31, 2008

GameStop, Cl A                  4.9%
---------------------------------------
Stericycle                      3.8%
---------------------------------------
Precision Castparts             2.9%
---------------------------------------
Cummins                         2.8%
---------------------------------------
Celgene                         2.8%
---------------------------------------
Covance                         2.8%
---------------------------------------
Southwestern Energy             2.7%
---------------------------------------
Burger King Holdings            2.6%
---------------------------------------
NASDAQ Stock Market             2.5%
---------------------------------------
LKQ                             2.5%
---------------------------------------
As a % of Total
Fund Investments               30.3%
---------------------------------------



                                                   Provident Mid-Cap Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Return as of January 31, 2008
------------------------------------------------------------------
                                     Inception      Inception
                                       Date          to Date*
------------------------------------------------------------------
Institutional Class                  11/19/2007      (8.50)%
Russell Midcap(R) Growth Index       11/19/2007      (4.26)%
------------------------------------------------------------------

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

*Not Annualized

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund (as reported in the November 19, 2007 prospectus) are 1.43% and 1.15%; respectively. Expenses are based on estimated amounts.

Fund Performance
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

          Old Mutual Provident
            Mid-Cap Growth
                Fund -           Russell Mid-Cap(R)
          Institutional Class      Growth Index
 11/19/07       10,000                10,000
  1/31/08        9,150                9,574



Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Institutional Class shares on the inception date of 11/19/07 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of January 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Common Stock                       97.6%
Cash Equivalents                    2.4%

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2008 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Common Stock - 98.7%
Advertising Sales - 2.0%
Focus Media Holding ADR*                      10,970    $       527
                                                       --------------

Total Advertising Sales                                         527
---------------------------------------------------------------------

Agricultural Chemicals - 2.2%
CF Industries Holdings                         5,390            576
                                                       --------------

Total Agricultural Chemicals                                    576
---------------------------------------------------------------------

Casino Services - 2.1%
International Game Technology                 13,095            559
                                                       --------------

Total Casino Services                                           559
---------------------------------------------------------------------

Cellular Telecommunications - 1.0%
NII Holdings*                                  6,285            268
                                                       --------------

Total Cellular Telecommunications                               268
---------------------------------------------------------------------

Coal - 2.0%
Peabody Energy                                 9,705            524
                                                       --------------

Total Coal                                                      524
---------------------------------------------------------------------

Computer Aided Design - 2.1%
Ansys*                                        16,360            571
                                                       --------------

Total Computer Aided Design                                     571
---------------------------------------------------------------------

Diagnostic Equipment - 1.6%
Gen-Probe*                                     7,688            439
                                                       --------------

Total Diagnostic Equipment                                      439
---------------------------------------------------------------------

Diagnostic Kits - 0.9%
Idexx Laboratories*                            4,500            254
                                                       --------------

Total Diagnostic Kits                                           254
---------------------------------------------------------------------

Distribution/Wholesale - 2.6%
LKQ*                                          38,160            683
                                                       --------------

Total Distribution/Wholesale                                    683
---------------------------------------------------------------------

Drug Delivery Systems - 2.2%
Hospira*                                      14,540            598
                                                       --------------

Total Drug Delivery Systems                                     598
---------------------------------------------------------------------

E-Commerce/Services - 1.1%
Ctrip.com International ADR                    6,390            292
                                                       ______________

Total E-Commerce/Services                                       292
_____________________________________________________________________

Electronic Components-Semiconductors - 2.3%
NVIDIA*                                       25,330            623
                                                       --------------

Total Electronic Components-Semiconductors                      623
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Energy-Alternate Sources - 0.7%
Sunpower, Cl A*                                2,785    $       192
                                                       ______________

Total Energy-Alternate Sources                                  192
_____________________________________________________________________

Engineering/R&D Services - 1.0%
Fluor                                          2,175            265
                                                       ______________

Total Engineering/R&D Services                                  265
_____________________________________________________________________

Engines-Internal Combustion - 2.9%
Cummins                                       15,910            768
                                                       ______________

Total Engines-Internal Combustion                               768
_____________________________________________________________________

Entertainment Software - 1.8%
Activision*                                   18,473            478
                                                       ______________

Total Entertainment Software                                    478
_____________________________________________________________________

Finance-Investment Banker/Broker - 1.0%
Lazard, Cl A                                   7,000            277
                                                       ______________

Total Finance-Investment Banker/Broker                          277
_____________________________________________________________________

Finance-Other Services - 5.1%
IntercontinentalExchange*                      4,800            672
NASDAQ Stock Market*                          14,765            683
                                                       --------------

Total Finance-Other Services                                  1,355
---------------------------------------------------------------------

Hazardous Waste Disposal - 3.8%
Stericycle*                                   17,320          1,026
                                                       --------------

Total Hazardous Waste Disposal                                1,026
---------------------------------------------------------------------

Human Resources - 0.9%
Monster Worldwide*                             8,695            242
                                                       --------------

Total Human Resources                                           242
---------------------------------------------------------------------

Internet Content-Information/News - 1.1%
Baidu.com ADR*                                 1,035            290
                                                       --------------

Total Internet Content-Information/News                         290
---------------------------------------------------------------------

Investment Management/Advisory Services - 2.1%
T Rowe Price Group                            11,345            574
                                                       --------------

Total Investment Management/Advisory Services                   574
---------------------------------------------------------------------

Machinery-General Industry - 3.0%
Manitowoc                                      7,185            274
Wabtec                                        15,450            531
                                                       --------------

Total Machinery-General Industry                                805
---------------------------------------------------------------------

OLD MUTUAL PROVIDENT MID-CAP GROWTH FUND - concluded
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2008 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Medical Labs & Testing Services - 2.8%
Covance*                                       9,120    $       758
                                                       --------------

Total Medical Labs & Testing Services                           758
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 2.8%
Celgene*                                      13,550            760
                                                       ______________

Total Medical-Biomedical/Genetic                                760
_____________________________________________________________________

Metal Processors & Fabricators - 2.9%
Precision Castparts                            6,865            781
                                                       ______________

Total Metal Processors & Fabricators                            781
_____________________________________________________________________

Networking Products - 2.6%
Foundry Networks*                             14,785            204
Juniper Networks*                             17,680            480
                                                       --------------

Total Networking Products                                       684
---------------------------------------------------------------------

Oil & Gas Drilling - 1.9%
Diamond Offshore Drilling                      4,600            520
                                                       --------------

Total Oil & Gas Drilling                                        520
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 5.7%
Denbury Resources*                            15,600            395
Southwestern Energy*                          13,110            733
Ultra Petroleum*                               5,985            412
                                                       ______________

Total Oil Companies-Exploration & Production                  1,540
_____________________________________________________________________

Oil Field Machinery & Equipment - 1.4%
National Oilwell Varco*                        6,255            377
                                                       --------------

Total Oil Field Machinery & Equipment                           377
---------------------------------------------------------------------

Recreational Centers - 1.1%
Life Time Fitness*                             6,410            284
                                                       --------------

Total Recreational Centers                                      284
---------------------------------------------------------------------

Retail-Apparel/Shoe - 3.2%
Nordstrom                                     10,900            424
Urban Outfitters*                             14,600            423
                                                       ______________

Total Retail-Apparel/Shoe                                       847
_____________________________________________________________________

Retail-Computer Equipment - 5.0%
GameStop, Cl A*                               25,680          1,329
                                                       ______________

Total Retail-Computer Equipment                               1,329
_____________________________________________________________________

Retail-Restaurants - 2.6%
Burger King Holdings                          26,800            706
                                                       ______________

Total Retail-Restaurants                                        706
_____________________________________________________________________

Retail-Sporting Goods - 2.1%
Dick's Sporting Goods*                        17,140            558
                                                       --------------

Total Retail-Sporting Goods                                     558
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Schools - 2.1%
ITT Educational Services                       6,145    $       561
                                                       --------------

Total Schools                                                   561
---------------------------------------------------------------------

Semiconductor Equipment - 2.2%
Varian Semiconductor
   Equipment Associates*                      18,500            596
                                                       --------------

Total Semiconductor Equipment                                   596
---------------------------------------------------------------------

Steel Pipe & Tube - 2.3%
Valmont Industries                             7,475            626
                                                       --------------

Total Steel Pipe & Tube                                         626
---------------------------------------------------------------------

Steel-Specialty - 1.5%
Allegheny Technologies                         5,665            399
                                                       --------------

Total Steel-Specialty                                           399
---------------------------------------------------------------------

Telecommunications Services - 1.0%
Time Warner Telecom, Cl A*                    14,650            256
                                                       --------------

Total Telecommunications Services                               256
---------------------------------------------------------------------

Transport-Services - 2.3%
Expeditors International Washington           13,230            626
                                                       ______________

Total Transport-Services                                        626
---------------------------------------------------------------------

Transport-Truck - 2.1%
JB Hunt Transport Services                     9,000            280
Landstar System                                5,700            285
                                                       ______________

Total Transport-Truck                                           565
_____________________________________________________________________

Veterinary Diagnostics - 1.7%
VCA Antech*                                   11,545            446
                                                       ______________

Total Veterinary Diagnostics                                    446
_____________________________________________________________________

Web Hosting/Design - 1.5%
Equinix*                                       5,260            397
                                                       ______________

Total Web Hosting/Design                                        397
---------------------------------------------------------------------

Web Portals/ISP - 1.4%
Sina*                                          9,245            367
                                                       ______________

Total Web Portals/ISP                                           367
---------------------------------------------------------------------

Wireless Equipment - 1.0%
American Tower, Cl A*                          7,415            278
                                                       ______________

Total Wireless Equipment                                        278
                                                       --------------

Total Common Stock (Cost $24,553)                            26,447
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Money Market Fund - 2.4%
Dreyfus Cash Management Fund,
   Institutional Class, 4.850% (A)           659,210    $       659
                                                       --------------

Total Money Market Fund (Cost $659)                             659
---------------------------------------------------------------------

Total Investments - 101.1% (Cost $25,212)                    27,106
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (1.1%)                     (307)
---------------------------------------------------------------------

Total Net Assets - 100.0%                               $    26,799
---------------------------------------------------------------------

For descriptions of abbreviations and footnotes please refer to page 60.


The accompanying notes are an integral part of the financial statements.

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

* Non-income producing security.

144A - Security exempt from registration under Rule 144a of the securities Act of 1933. This security may be resold in the transactions exempt from registration, normally to qualified institutional buyers. On January 31, 2008, the value of these securities amounted to $3,669 (000), representing 11.2% of the net assets of the Old Mutual Clay Finlay Emerging Markets Fund.
(A) - The rate reported represents the 7-day effective yield as of January 31, 2008.
(C) - Variable rate security - the rate reported represents the rate as of January 31, 2008.
(D) - All or a portion of this security is held as collateral for securities sold short or open written option contracts.
(E) - All or a portion of this security is held as collateral for open futures contracts. The rate reported on the Schedule of Investments represents the effective yield at the time of purchase.


ADR - American Depositary Receipt
AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
Cl - Class
DKK - Danish Krone
EUR - Euro
GBP - British Pound Sterling
GDR - Global Depositary Receipt
HMO - Health  Maintenance Organization
ISP - Internet Service Provider
JPY - Japanese Yen
NOK - Norwegian Krone
R&D - Research and Development
REITs - Real Estate Investment Trusts
SEK - Swedish Krona
Ser - Series


Amounts designated as "-" are either $0 or have been rounded to $0. Cost figures are shown with "000's" omitted.

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)
AS OF JANUARY 31, 2008 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Old Mutual             Old Mutual
                                                                                                  Analytic           Analytic Global
                                                                                                 Defensive              Defensive
                                                                                                Equity Fund            Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
     Investment Securities, at cost                                                             $   866,398             $   40,834
------------------------------------------------------------------------------------------------------------------------------------
     Investment Securities, at value                                                            $   890,203             $   38,940
     Cash                                                                                                 -                      -
     Cash Collateral for Futures                                                                     27,950                      -
     Foreign Currency (cost $-, $45, $541, $1,436, $-, $649, $471, $-)                                    -                     45
     Unrealized Gain on Forward Foreign Currency Contracts                                            7,097                      -
     Receivable for Capital Shares Sold                                                               1,207                     98
     Receivable from Investment Adviser                                                                 110                     28
     Receivable for Investment Securities Sold                                                       13,083                      -
     Receivable from Dividends and Interest                                                             517                     45
     Other Assets                                                                                        41                     15
------------------------------------------------------------------------------------------------------------------------------------
          Total Assets                                                                              940,208                 39,171
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
     Payable for Investment Securities Purchased                                                      3,012                      -
     Payable for Capital Shares Redeemed                                                              5,988                    218
     Variation Margin on Futures Contracts                                                            5,594                     82
     Written Option Contracts, at value
          (Proceeds received of $20,322, $1,033, $-, $-, $-, $-, $-, $-)                             38,419                  1,665
     Securities Sold Short, at value
          (Proceeds received of $152,044, $6,372, $-, $-, $-, $-, $-, $-)                           137,735                  5,937
     Unrealized Loss on Forward Foreign Currency Contracts                                           14,696                      -
     Payable for Administration Fees                                                                     52                      2
     Payable for Distribution Fees                                                                       70                      4
     Income Distribution Payable                                                                          -                      -
     Payable for Management Fees                                                                      1,072                     46
     Payable to Custodian                                                                             6,383                    375
     Payable to Custodian for Foreign Currency                                                          636                      -
     Payable for Trustees' Fees                                                                          32                      1
     Accrued Expenses                                                                                   696                     80
------------------------------------------------------------------------------------------------------------------------------------
          Total Liabilities                                                                         214,385                  8,410
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                      $   725,823             $   30,761
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in Capital ($0.001 par value, unlimited authorization)                                     $   799,891             $   37,941
Undistributed Net Investment Income/(Accumulated Net Investment Loss)                                (3,948)                  (332)
Accumulated Net Realized Gain (Loss) on Investments                                                 (74,397)                (4,064)
Net Unrealized Appreciation or Depreciation on Investments, Securities Sold Short,
   Futures, Written Options and Foreign Currency Transactions                                         4,277                 (2,784)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                      $   725,823             $   30,761
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class A                                                                            $   393,084             $   12,591
Net Assets - Class C                                                                                228,715                 15,223
Net Assets - Class Z                                                                                 74,975                    470
Net Assets - Institutional Class                                                                     29,049                  2,477
------------------------------------------------------------------------------------------------------------------------------------
Outstanding Shares of Beneficial Interest - Class A                                              32,464,719              1,340,166
Outstanding Shares of Beneficial Interest - Class C                                              19,291,536              1,645,767
Outstanding Shares of Beneficial Interest - Class Z                                               6,164,204                 49,770
Outstanding Shares of Beneficial Interest - Institutional Class                                   2,386,628                261,244
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A^                                       $     12.11             $     9.40
------------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share - Class A (Net Asset Value/94.25%)                             $     12.85             $     9.97
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C+^                                        $     11.86             $     9.25
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z^                             $     12.16             $     9.44
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class^                 $     12.17             $     9.48
------------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "-" are either $0 or have been rounded to $0
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.
^ Net Assets divided by shares may not calculate to the stated NAV because these amounts are shown rounded.
N/A - Not Applicable


The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Old Mutual       Old Mutual
                                                                                      Old Mutual      Clay Finlay      Copper Rock
                                                                                     Clay Finlay        Emerging        Emerging
                                                                                      China Fund      Markets Fund     Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets:
     Investment Securities, at cost                                                   $   58,918       $   32,424      $   70,044
-----------------------------------------------------------------------------------------------------------------------------------
     Investment Securities, at value                                                  $   63,219       $   32,681      $   71,891
     Cash                                                                                      -                -               -
     Cash Collateral for Futures                                                               -                -               -
     Foreign Currency (cost $-, $45, $541, $1,436, $-, $649, $471, $-)                       546            1,446               -
     Unrealized Gain on Forward Foreign Currency Contracts                                     -                -               -
     Receivable for Capital Shares Sold                                                      130               41             773
     Receivable from Investment Adviser                                                       23               14              14
     Receivable for Investment Securities Sold                                             3,309              442           1,393
     Receivable from Dividends and Interest                                                    8               71               7
     Other Assets                                                                             11                9              22
-----------------------------------------------------------------------------------------------------------------------------------
          Total Assets                                                                    67,246           34,704          74,100
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
     Payable for Investment Securities Purchased                                           2,639              466           1,316
     Payable for Capital Shares Redeemed                                                      65                1             112
     Variation Margin on Futures Contracts                                                     -                -               -
     Written Option Contracts, at value
          (Proceeds received of $20,322, $1,033, $-, $-, $-, $-, $-, $-)                       -                -               -
     Securities Sold Short, at value                                                           -                -               -
          (Proceeds received of $152,044, $6,372, $-, $-, $-, $-, $-, $-)
     Unrealized Loss on Forward Foreign Currency Contracts                                     -                -               -
     Payable for Administration Fees                                                           5                3               5
     Payable for Distribution Fees                                                             4                -               2
     Income Distribution Payable                                                               -                -               -
     Payable for Management Fees                                                              95               40              63
     Payable to Custodian                                                                      -            1,371               5
     Payable to Custodian for Foreign Currency                                                 -                -               -
     Payable for Trustees' Fees                                                                3                1               4
     Accrued Expenses                                                                         73               23              77
-----------------------------------------------------------------------------------------------------------------------------------
          Total Liabilities                                                                2,884            1,905           1,584
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                            $   64,362       $   32,799      $   72,516
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in Capital ($0.001 par value, unlimited authorization)                           $   60,194       $   33,505      $   66,336
Undistributed Net Investment Income/(Accumulated Net Investment Loss)                       (317)             (38)           (501)
Accumulated Net Realized Gain (Loss) on Investments                                          179             (934)          4,834
Net Unrealized Appreciation or Depreciation on Investments, Securities Sold Short,
   Futures, Written Options and Foreign Currency Transactions                              4,306              266           1,847
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                            $   64,362       $   32,799      $   72,516
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class A                                                                  $   23,498       $    4,805      $   39,665
Net Assets - Class C                                                                      13,352            1,922             895
Net Assets - Class Z                                                                       6,319            2,147           4,392
Net Assets - Institutional Class                                                          21,193           23,925          27,564
-----------------------------------------------------------------------------------------------------------------------------------
Outstanding Shares of Beneficial Interest - Class A                                    1,348,386          313,676       3,621,942
Outstanding Shares of Beneficial Interest - Class C                                      779,510          127,429          83,905
Outstanding Shares of Beneficial Interest - Class Z                                      359,646          139,335         398,814
Outstanding Shares of Beneficial Interest - Institutional Class                        1,197,545        1,535,696       2,489,280
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A^                             $    17.43       $    15.32      $    10.95
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share - Class A (Net Asset Value/94.25%)                   $    18.49       $    16.25      $    11.62
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C+^                              $    17.13       $    15.08      $    10.67
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z^                   $    17.57       $    15.41      $    11.01
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class^       $    17.70       $    15.58      $    11.07
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Old Mutual
                                                                                     Old Mutual       Old Mutual       Provident
                                                                                   International    International       Mid-Cap
                                                                                     Bond Fund       Equity Fund      Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets:
     Investment Securities, at cost                                                  $   24,958        $  117,202    $   25,212
-----------------------------------------------------------------------------------------------------------------------------------
     Investment Securities, at value                                                 $   26,076        $  116,901    $   27,106
     Cash                                                                                   349                 -             -
     Cash Collateral for Futures                                                              -                 -             -
     Foreign Currency (cost $-, $45, $541, $1,436, $-, $649, $471, $-)                      660               471             -
     Unrealized Gain on Forward Foreign Currency Contracts                                  936                 -             -
     Receivable for Capital Shares Sold                                                       -                53             -
     Receivable from Investment Adviser                                                       1                29             8
     Receivable for Investment Securities Sold                                              144             1,020         1,862
     Receivable from Dividends and Interest                                                 401               180             2
     Other Assets                                                                             -                10             -
-----------------------------------------------------------------------------------------------------------------------------------
          Total Assets                                                                   28,567           118,664        28,978
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
     Payable for Investment Securities Purchased                                            465             1,539         1,990
     Payable for Capital Shares Redeemed                                                      -                55             -
     Variation Margin on Futures Contracts                                                    -                 -             -
     Written Option Contracts, at value
          (Proceeds received of $20,322, $1,033, $-, $-, $-, $-, $-, $-)                      -                 -             -
     Securities Sold Short, at value                                                          -                 -             -
          (Proceeds received of $152,044, $6,372, $-, $-, $-, $-, $-, $-)
     Unrealized Loss on Forward Foreign Currency Contracts                                  909                 -             -
     Payable for Administration Fees                                                          2                 9             2
     Payable for Distribution Fees                                                            -                 -             -
     Income Distribution Payable                                                             63                 -             -
     Payable for Management Fees                                                             16               101            22
     Payable to Custodian                                                                     -             3,220           156
     Payable to Custodian for Foreign Currency                                                -                 -             -
     Payable for Trustees' Fees                                                               1                 1             1
     Accrued Expenses                                                                        11                44             8
-----------------------------------------------------------------------------------------------------------------------------------
          Total Liabilities                                                               1,467             4,969         2,179
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           $   27,100        $  113,695    $   26,799
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in Capital ($0.001 par value, unlimited authorization)                          $   24,190        $  116,587    $   24,883
Undistributed Net Investment Income/(Accumulated Net Investment Loss)                         4               (59)          (51)
Accumulated Net Realized Gain (Loss) on Investments                                       1,740            (2,531)           73
Net Unrealized Appreciation or Depreciation on Investments, Securities Sold Short,
   Futures, Written Options and Foreign Currency Transactions                             1,166              (302)        1,894
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           $   27,100        $  113,695    $   26,799
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class A                                                                        N/A        $    2,476           N/A
Net Assets - Class C                                                                        N/A             2,414           N/A
Net Assets - Class Z                                                                        N/A             1,250           N/A
Net Assets - Institutional Class                                                     $   27,100           107,555    $   26,799
-----------------------------------------------------------------------------------------------------------------------------------
Outstanding Shares of Beneficial Interest - Class A                                         N/A           208,000           N/A
Outstanding Shares of Beneficial Interest - Class C                                         N/A           206,155           N/A
Outstanding Shares of Beneficial Interest - Class Z                                         N/A           104,327           N/A
Outstanding Shares of Beneficial Interest - Institutional Class                       2,634,352         8,933,285     2,929,558
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A^                                   N/A        $    11.90           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share - Class A (Net Asset Value/94.25%)                         N/A        $    12.63           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C+^                                    N/A        $    11.71           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z^                         N/A        $    11.98           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class^      $    10.29        $    12.04    $     9.15
-----------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2008 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Old Mutual             Old Mutual
                                                                                                  Analytic           Analytic Global
                                                                                                 Defensive              Defensive
                                                                                                Equity Fund            Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                                                                    $   7,980              $   381
     Interest                                                                                         2,826                  136
     Other                                                                                                -                   21
     Less: Foreign Taxes Withheld                                                                         -                  (16)
------------------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                                                                    10,806                  522
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
     Management Fees                                                                                  4,596                  229
     Administration Fees                                                                                446                   19
     Trustees' Fees                                                                                      66                    3
     Custodian Fees                                                                                      56                   52
     Professional Fees                                                                                  129                   14
     Registration and SEC Fees                                                                           60                   18
     Printing Fees                                                                                      111                    3
     Transfer Agent Fees                                                                                716                   42
     Website Fees                                                                                        56                    1
     Offering Costs                                                                                       -                    -
     Distribution Fees:
          Class A Service Fees                                                                          658                   23
          Class C Service Fees                                                                          380                   23
          Class C Distribution (12b-1 Fees)                                                           1,140                   69
     Dividend Expense on Securities Sold Short                                                        1,384                   78
     Interest Expense                                                                                   530                   60
     Other Expenses                                                                                      38                   18
------------------------------------------------------------------------------------------------------------------------------------
          Total Expenses                                                                             10,366                  652
------------------------------------------------------------------------------------------------------------------------------------
Less:
     Expense Reduction (1)                                                                              (26)                  (1)
     Waiver of Management Fees                                                                       (1,515)                 (64)
------------------------------------------------------------------------------------------------------------------------------------
          Net Expenses                                                                                8,825                  587
------------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                                                     1,981                  (65)
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase from Payment by Affiliate (3)                                                           -                    -
     Net Realized Gain (Loss) from Investment Transactions (including securities sold short)          1,694               (1,704)
     Net Realized Gain (Loss) on Futures Contracts                                                  (49,688)              (2,839)
     Net Realized Gain (Loss) on Written Option Contracts                                            36,236                1,058
     Net Realized Gain (Loss) on Foreign Currency Transactions                                      (26,012)                 (82)
     Net Change in Unrealized Appreciation (Depreciation) on
          Investments (including securities sold short)                                             (39,922)              (1,066)
     Net Change in Unrealized Appreciation (Depreciation) on Futures Contracts                        5,778                  (81)
     Net Change in Unrealized Depreciation on Written Option Contracts                              (22,954)                (985)
     Net Change in Unrealized Appreciation (Depreciation) on Forward Foreign
          Currency Contracts and Foreign Currency Transactions                                      (13,501)                   -
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain (Loss) on Investments                                        (108,369)              (5,699)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Resulting from Operations                                  $(106,388)             $(5,764)
------------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "-" are either $0 or have been rounded to $0
* The Old Mutual International Bond Fund and Old Mutual Provident Mid-Cap Growth Fund commenced operations on November 19, 2007.
(1) All expense reductions are for transfer agent expenses. See Note 2.
(2) Includes $10,199 of net realized gains resulting from a redemption in kind for Old Mutual Copper Rock Emerging Growth Fund.
(3) See Note 2.


The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Old Mutual
                                                                                               Old Mutual          Clay Finlay
                                                                                              Clay Finlay            Emerging
                                                                                               China Fund          Markets Fund
----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                                                                    $   482              $   157
     Interest                                                                                          21                   14
     Other                                                                                              -                    -
     Less: Foreign Taxes Withheld                                                                       -                  (13)
----------------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                                                                     503                  158
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
     Management Fees                                                                                  539                  131
     Administration Fees                                                                               39                   11
     Trustees' Fees                                                                                     5                    1
     Custodian Fees                                                                                    27                   13
     Professional Fees                                                                                 17                    4
     Registration and SEC Fees                                                                         19                   16
     Printing Fees                                                                                      9                    2
     Transfer Agent Fees                                                                               71                   29
     Website Fees                                                                                       5                    1
     Offering Costs                                                                                     -                    -
     Distribution Fees:
          Class A Service Fees                                                                         38                    6
          Class C Service Fees                                                                         22                    2
          Class C Distribution (12b-1 Fees)                                                            66                    7
     Dividend Expense on Securities Sold Short                                                          -                    -
     Interest Expense                                                                                   -                    -
     Other Expenses                                                                                    14                   13
----------------------------------------------------------------------------------------------------------------------------------
          Total Expenses                                                                              871                  236
----------------------------------------------------------------------------------------------------------------------------------
Less:
     Expense Reduction (1)                                                                             (2)                  (1)
     Waiver of Management Fees                                                                        (57)                 (46)
----------------------------------------------------------------------------------------------------------------------------------
          Net Expenses                                                                                812                  189
----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                                                    (309)                 (31)
----------------------------------------------------------------------------------------------------------------------------------
     Net Increase from Payment by Affiliate (3)                                                         -                    6
     Net Realized Gain (Loss) from Investment Transactions (including securities sold short)        5,198                 (923)
     Net Realized Gain (Loss) on Futures Contracts                                                      -                    -
     Net Realized Gain (Loss) on Written Option Contracts                                               -                    -
     Net Realized Gain (Loss) on Foreign Currency Transactions                                        (10)                 (17)
     Net Change in Unrealized Appreciation (Depreciation) on
          Investments (including securities sold short)                                            (9,070)              (1,553)
     Net Change in Unrealized Appreciation (Depreciation) on Futures Contracts                          -                    -
     Net Change in Unrealized Depreciation on Written Option Contracts                                  -                    -
     Net Change in Unrealized Appreciation (Depreciation) on Forward Foreign
          Currency Contracts and Foreign Currency Transactions                                          5                   10
----------------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain (Loss) on Investments                                        (3,877)              (2,477)
----------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Resulting from Operations                                  $(4,186)             $(2,508)
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Old Mutual
                                                                                               Copper Rock             Old Mutual
                                                                                                 Emerging            International
                                                                                               Growth Fund             Bond Fund*
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                                                                    $   158                  $   20
     Interest                                                                                           -                     213
     Other                                                                                              -                       1
     Less: Foreign Taxes Withheld                                                                       -                      (3)
-----------------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                                                                     158                     231
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
     Management Fees                                                                                  432                      32
     Administration Fees                                                                               47                       5
     Trustees' Fees                                                                                     7                       1
     Custodian Fees                                                                                     8                       -
     Professional Fees                                                                                 23                       3
     Registration and SEC Fees                                                                         20                       1
     Printing Fees                                                                                     12                       -
     Transfer Agent Fees                                                                               81                       2
     Website Fees                                                                                       6                       -
     Offering Costs                                                                                     -                       6
     Distribution Fees:
          Class A Service Fees                                                                         52                       -
          Class C Service Fees                                                                          1                       -
          Class C Distribution (12b-1 Fees)                                                             3                       -
     Dividend Expense on Securities Sold Short                                                          -                       -
     Interest Expense                                                                                   -                       -
     Other Expenses                                                                                     9                       2
-----------------------------------------------------------------------------------------------------------------------------------
          Total Expenses                                                                              701                      52
-----------------------------------------------------------------------------------------------------------------------------------
Less:
     Expense Reduction (1)                                                                             (3)                      -
     Waiver of Management Fees                                                                        (39)                     (2)
-----------------------------------------------------------------------------------------------------------------------------------
          Net Expenses                                                                                659                      50
-----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                                                    (501)                    181
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase from Payment by Affiliate (3)                                                         -                       -
     Net Realized Gain (Loss) from Investment Transactions (including securities sold short)        6,898 (2)                 656
     Net Realized Gain (Loss) on Futures Contracts                                                      -                       -
     Net Realized Gain (Loss) on Written Option Contracts                                               -                       -
     Net Realized Gain (Loss) on Foreign Currency Transactions                                          -                   1,084
     Net Change in Unrealized Appreciation (Depreciation) on
          Investments (including securities sold short)                                            (8,172)                  1,118
     Net Change in Unrealized Appreciation (Depreciation) on Futures Contracts                          -                       -
     Net Change in Unrealized Depreciation on Written Option Contracts                                  -                       -
     Net Change in Unrealized Appreciation (Depreciation) on Forward Foreign
          Currency Contracts and Foreign Currency Transactions                                          -                      48
-----------------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain (Loss) on Investments                                        (1,274)                  2,906
-----------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Resulting from Operations                                  $(1,775)                 $3,087
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Old Mutual
                                                                                             Old Mutual               Provident
                                                                                            International              Mid-Cap
                                                                                             Equity Fund             Growth Fund*
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                                                                    $   476                 $   16
     Interest                                                                                           -                      -
     Other                                                                                              -                      -
     Less: Foreign Taxes Withheld                                                                     (39)                     -
-----------------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                                                                     437                     16
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
     Management Fees                                                                                  298                     56
     Administration Fees                                                                               29                      6
     Trustees' Fees                                                                                     2                      1
     Custodian Fees                                                                                    26                      -
     Professional Fees                                                                                  8                      3
     Registration and SEC Fees                                                                         16                      -
     Printing Fees                                                                                      1                      -
     Transfer Agent Fees                                                                               24                      2
     Website Fees                                                                                       1                      -
     Offering Costs                                                                                     -                      6
     Distribution Fees:
          Class A Service Fees                                                                          3                      -
          Class C Service Fees                                                                          3                      -
          Class C Distribution (12b-1 Fees)                                                             8                      -
     Dividend Expense on Securities Sold Short                                                          -                      -
     Interest Expense                                                                                   -                      -
     Other Expenses                                                                                    16                      1
-----------------------------------------------------------------------------------------------------------------------------------
          Total Expenses                                                                              435                     75
-----------------------------------------------------------------------------------------------------------------------------------
Less:
     Expense Reduction (1)                                                                             (1)                     -
     Waiver of Management Fees                                                                        (72)                    (8)
-----------------------------------------------------------------------------------------------------------------------------------
          Net Expenses                                                                                362                     67
-----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                                                      75                    (51)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase from Payment by Affiliate (3)                                                         -                      -
     Net Realized Gain (Loss) from Investment Transactions (including securities sold short)       (2,537)                    73
     Net Realized Gain (Loss) on Futures Contracts                                                      -                      -
     Net Realized Gain (Loss) on Written Option Contracts                                               -                      -
     Net Realized Gain (Loss) on Foreign Currency Transactions                                         19                      -
     Net Change in Unrealized Appreciation (Depreciation) on
          Investments (including securities sold short)                                            (1,691)                 1,894
     Net Change in Unrealized Appreciation (Depreciation) on Futures Contracts                          -                      -
     Net Change in Unrealized Depreciation on Written Option Contracts                                  -                      -
     Net Change in Unrealized Appreciation (Depreciation) on Forward Foreign
          Currency Contracts and Foreign Currency Transactions                                         (1)                     -
-----------------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain (Loss) on Investments                                        (4,210)                 1,967
-----------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Resulting from Operations                                  $(4,135)                $1,916
-----------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (000)

--------------------------------------------------------------------------------------------------------------------
                                                                                                 Old Mutual
                                                                                              Analytic Defensive
                                                                                                 Equity Fund
--------------------------------------------------------------------------------------------------------------------
                                                                                          8/1/07 to     8/1/06 to
                                                                                           1/31/08       7/31/07
                                                                                         (Unaudited)
--------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                        $    1,981   $    3,121
     Net Increase from Payment by Affiliates (3)                                                  -            -
     Net Realized Gain (Loss) from Investments (including Securities Sold Short),
          Written Option Contracts, Futures Contracts and Foreign Currency Transactions     (37,770)      15,709
     Net Change in Unrealized Appreciation (Depreciation) on
          Investments (including Securities Sold Short), Written Option Contracts,
          Futures Contracts and Foreign Currency Transactions                               (70,599)      47,786
--------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                       (106,388)      66,616
--------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income:
          Class A                                                                            (6,464)        (538)
          Class C                                                                            (4,772)         (13)
          Class Z                                                                            (1,127)        (317)
          Institutional Class                                                                  (332)         (19)
     Net Realized Gain from Investment Transactions:
          Class A                                                                           (24,205)           -
          Class C                                                                           (14,546)           -
          Class Z                                                                            (4,676)           -
          Institutional Class                                                                (1,345)           -
--------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                      (57,467)        (887)
--------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Class A
     Shares Issued                                                                           99,319      389,014
     Shares Issued upon Reinvestment of Distributions                                        22,563          340
     Redemption Fees                                                                              -           25
     Shares Redeemed                                                                       (248,471)    (109,542)
--------------------------------------------------------------------------------------------------------------------
     Total Class A Capital Share Transactions                                              (126,589)     279,837
--------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                                           38,830      166,681
     Shares Issued upon Reinvestment of Distributions                                         6,844            3
     Redemption Fees                                                                              -            1
     Shares Redeemed                                                                       (104,502)     (49,204)
--------------------------------------------------------------------------------------------------------------------
     Total Class C Capital Share Transactions                                                58,828      117,481
--------------------------------------------------------------------------------------------------------------------
     Class Z
     Shares Issued                                                                            9,239       18,925
     Shares Issued upon Reinvestment of Distributions                                         5,672          310
     Shares Redeemed                                                                        (53,719)     (41,544)
--------------------------------------------------------------------------------------------------------------------
     Total Class Z Capital Share Transactions                                               (38,808)     (22,309)
--------------------------------------------------------------------------------------------------------------------
     Institutional Class
     Shares Issued                                                                            5,204       28,811
     Shares Issued upon Reinvestment of Distributions                                         1,673           19
     Shares Redeemed                                                                         (7,527)        (504)
--------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions                                      (650)      28,326
--------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from Capital Shares Transactions            (224,875)     403,335
--------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                               (388,730)     469,064
--------------------------------------------------------------------------------------------------------------------
     Net Assets:
          Beginning of Period                                                             1,114,553      645,489
--------------------------------------------------------------------------------------------------------------------
          End of Period                                                                  $  725,823   $1,114,553
--------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of)
          Net Investment Income/(Accumulated Net Investment Loss)                        $   (3,948)  $    6,766
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                                    Old Mutual
                                                                                                 Analytic Global
                                                                                              Defensive Equity Fund
-------------------------------------------------------------------------------------------------------------------
                                                                                           8/1/07 to     8/1/06 to
                                                                                            1/31/08       7/31/07
                                                                                          (Unaudited)
-------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                          $    (65)     $     67
     Net Increase from Payment by Affiliates (3)                                                  -             -
     Net Realized Gain (Loss) from Investments (including Securities Sold Short),
          Written Option Contracts, Futures Contracts and Foreign Currency Transactions      (3,567)          829
     Net Change in Unrealized Appreciation (Depreciation) on
          Investments (including Securities Sold Short), Written Option Contracts,
          Futures Contracts and Foreign Currency Transactions                                (2,132)         (661)
-------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                         (5,764)          235
-------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income:
          Class A                                                                              (107)           (4)
          Class C                                                                              (179)           (1)
          Class Z                                                                                (3)            -
          Institutional Class                                                                   (13)           (9)
     Net Realized Gain from Investment Transactions:
          Class A                                                                              (567)            -
          Class C                                                                              (668)            -
          Class Z                                                                               (19)            -
          Institutional Class                                                                   (99)            -
-------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                       (1,655)          (14)
-------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Class A
     Shares Issued                                                                            8,775        24,960
     Shares Issued upon Reinvestment of Distributions                                           280             4
     Redemption Fees                                                                              -             -
     Shares Redeemed                                                                        (17,531)         (713)
-------------------------------------------------------------------------------------------------------------------
     Total Class A Capital Share Transactions                                                (8,476)       24,251
-------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                                            3,889        19,429
     Shares Issued upon Reinvestment of Distributions                                           363             1
     Redemption Fees                                                                              -             -
     Shares Redeemed                                                                         (4,681)         (379)
-------------------------------------------------------------------------------------------------------------------
     Total Class C Capital Share Transactions                                                  (429)       19,051
-------------------------------------------------------------------------------------------------------------------
     Class Z
     Shares Issued                                                                               26           529
     Shares Issued upon Reinvestment of Distributions                                            22             -
     Shares Redeemed                                                                             (9)           (6)
-------------------------------------------------------------------------------------------------------------------
     Total Class Z Capital Share Transactions                                                    39           523
-------------------------------------------------------------------------------------------------------------------
     Institutional Class
     Shares Issued                                                                                -             -
     Shares Issued upon Reinvestment of Distributions                                           112             9
     Shares Redeemed                                                                              -             -
-------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions                                       112             9
-------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from Capital Shares Transactions              (8,754)       43,834
-------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                                (16,173)       44,055
-------------------------------------------------------------------------------------------------------------------
     Net Assets:
          Beginning of Period                                                                46,934         2,879
-------------------------------------------------------------------------------------------------------------------
          End of Period                                                                    $ 30,761      $ 46,934
-------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of)
          Net Investment Income/(Accumulated Net Investment Loss)                          $   (332)     $     35
-------------------------------------------------------------------------------------------------------------------


*Inception date of the Fund.
Amounts designated as "-" are either $0 or have been rounded to $0
(1) During the semi-annual period ended January 31, 2008, the Old Mutual Copper Rock Emerging Growth Fund disbursed to a redeeming shareholder portfolio securities and cash valued at $50,289 on the date of redemption.
(2) During the semi-annual period ended January 31, 2008, the Old Mutual Clay Finlay Emerging Markets Fund, Old Mutual International Bond Fund, Old Mutual International Equity Fund and Old Mutual Provident Mid-Cap Growth Fund received from new shareholders portfolio securities and cash valued at $25,759, $22,766, $95,441 and $25,276, respectively, on the date of the subscription.
(3) See Note 2.


The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------------------------------------------
                                                                                               Old Mutual
                                                                                               Clay Finlay
                                                                                               China Fund
----------------------------------------------------------------------------------------------------------------------
                                                                                          8/1/07 to     8/1/06 to
                                                                                           1/31/08       7/31/07
                                                                                         (Unaudited)
----------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                         $     (309)   $     214
     Net Increase from Payment by Affiliates (3)                                                   -            -
     Net Realized Gain (Loss) from Investments (including Securities Sold Short),
          Written Option Contracts, Futures Contracts and Foreign Currency Transactions        5,188       10,964
     Net Change in Unrealized Appreciation (Depreciation) on
          Investments (including Securities Sold Short), Written Option Contracts,
          Futures Contracts and Foreign Currency Transactions                                 (9,065)      12,164
----------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                          (4,186)      23,342
----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income:
          Class A                                                                                (45)         (63)
          Class C                                                                                (78)          (7)
          Class Z                                                                                 (3)          (1)
          Institutional Class                                                                      -          (63)
     Net Realized Gain from Investment Transactions:
          Class A                                                                             (5,841)        (494)
          Class C                                                                             (3,380)        (127)
          Class Z                                                                             (1,497)          (8)
          Institutional Class                                                                 (4,804)        (353)
----------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                       (15,648)      (1,116)
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Class A
     Shares Issued                                                                            10,091       30,813
     Shares Issued upon Reinvestment of Distributions                                          4,289          380
     Redemption Fees                                                                               -            -
     Shares Redeemed                                                                          (9,597)     (16,962)
----------------------------------------------------------------------------------------------------------------------
     Total Class A Capital Share Transactions                                                  4,783       14,231
----------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                                             5,948       14,603
     Shares Issued upon Reinvestment of Distributions                                          1,736           86
     Redemption Fees                                                                               -            2
     Shares Redeemed                                                                          (5,599)      (3,634)
----------------------------------------------------------------------------------------------------------------------
     Total Class C Capital Share Transactions                                                  2,085       11,057
----------------------------------------------------------------------------------------------------------------------
     Class Z
     Shares Issued                                                                             7,181        4,818
     Shares Issued upon Reinvestment of Distributions                                          1,466            7
     Shares Redeemed                                                                          (3,233)      (1,709)
----------------------------------------------------------------------------------------------------------------------
     Total Class Z Capital Share Transactions                                                  5,414        3,116
----------------------------------------------------------------------------------------------------------------------
     Institutional Class
     Shares Issued                                                                                22          165
     Shares Issued upon Reinvestment of Distributions                                          4,803          416
     Shares Redeemed                                                                             (64)         (29)
----------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions                                      4,761          552
----------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from Capital Shares Transactions               17,043       28,956
----------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                                  (2,791)      51,182
----------------------------------------------------------------------------------------------------------------------
     Net Assets:
          Beginning of Period                                                                 67,153       15,971
----------------------------------------------------------------------------------------------------------------------
          End of Period                                                                   $   64,362    $  67,153
----------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of)
          Net Investment Income/(Accumulated Net Investment Loss)                         $     (317)   $     118
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                  Old Mutual
                                                                                             Clay Finlay Emerging
                                                                                                 Markets Fund
----------------------------------------------------------------------------------------------------------------------
                                                                                           8/1/07 to     8/1/06 to
                                                                                            1/31/08       7/31/07
                                                                                          (Unaudited)
----------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                         $      (31)   $       5
     Net Increase from Payment by Affiliates (3)                                                   6            -
     Net Realized Gain (Loss) from Investments (including Securities Sold Short),
          Written Option Contracts, Futures Contracts and Foreign Currency Transactions         (940)         838
     Net Change in Unrealized Appreciation (Depreciation) on
          Investments (including Securities Sold Short), Written Option Contracts,
          Futures Contracts and Foreign Currency Transactions                                 (1,543)       1,697
----------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                          (2,508)       2,540
----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income:
          Class A                                                                                  -           (1)
          Class C                                                                                  -            -
          Class Z                                                                                  -            -
          Institutional Class                                                                      -           (4)
     Net Realized Gain from Investment Transactions:
          Class A                                                                               (110)         (49)
          Class C                                                                                (44)         (17)
          Class Z                                                                                (49)           -
          Institutional Class                                                                   (613)        (107)
----------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                          (816)        (178)
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Class A
     Shares Issued                                                                             1,872        4,632
     Shares Issued upon Reinvestment of Distributions                                             72           26
     Redemption Fees                                                                               -            -
     Shares Redeemed                                                                          (1,411)      (1,372)
----------------------------------------------------------------------------------------------------------------------
     Total Class A Capital Share Transactions                                                    533        3,286
----------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                                               679        1,356
     Shares Issued upon Reinvestment of Distributions                                             27           13
     Redemption Fees                                                                               -            -
     Shares Redeemed                                                                            (280)         (91)
----------------------------------------------------------------------------------------------------------------------
     Total Class C Capital Share Transactions                                                    426        1,278
----------------------------------------------------------------------------------------------------------------------
     Class Z
     Shares Issued                                                                             1,939          942
     Shares Issued upon Reinvestment of Distributions                                             47            -
     Shares Redeemed                                                                            (706)          (3)
----------------------------------------------------------------------------------------------------------------------
     Total Class Z Capital Share Transactions                                                  1,280          939
----------------------------------------------------------------------------------------------------------------------
     Institutional Class
     Shares Issued                                                                            25,841 (2)        7
     Shares Issued upon Reinvestment of Distributions                                            613          111
     Shares Redeemed                                                                          (3,764)           -
----------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions                                     22,690          118
----------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from Capital Shares Transactions               24,929        5,621
----------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                                  21,605        7,983
----------------------------------------------------------------------------------------------------------------------
     Net Assets:
          Beginning of Period                                                                 11,194        3,211
----------------------------------------------------------------------------------------------------------------------
          End of Period                                                                   $   32,799    $  11,194
----------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of)
          Net Investment Income/(Accumulated Net Investment Loss)                         $      (38)   $      (7)
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Old Mutual            Old Mutual
                                                                                           Copper Rock Emerging      International
                                                                                                Growth Fund            Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          8/1/07 to     8/1/06 to     11/19/07* to
                                                                                            1/31/08      7/31/07        1/31/08
                                                                                          (Unaudited)                 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                        $     (501)   $    (923)     $      181
     Net Increase from Payment by Affiliates (3)                                                  -            -               -
     Net Realized Gain (Loss) from Investments (including Securities Sold Short),
          Written Option Contracts, Futures Contracts and Foreign Currency Transactions       6,898        8,924           1,740
     Net Change in Unrealized Appreciation (Depreciation) on
          Investments (including Securities Sold Short), Written Option Contracts,
          Futures Contracts and Foreign Currency Transactions                                (8,172)      10,295           1,166
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                         (1,775)      18,296           3,087
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income:
          Class A                                                                                 -            -               -
          Class C                                                                                 -            -               -
          Class Z                                                                                 -            -               -
          Institutional Class                                                                     -            -            (177)
     Net Realized Gain from Investment Transactions:
          Class A                                                                            (2,997)           -               -
          Class C                                                                               (75)           -               -
          Class Z                                                                              (169)           -               -
          Institutional Class                                                                (2,077)           -               -
-----------------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                       (5,318)           -            (177)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Class A
     Shares Issued                                                                           17,322       19,141               -
     Shares Issued upon Reinvestment of Distributions                                         1,884            -               -
     Redemption Fees                                                                              -            1               -
     Shares Redeemed                                                                         (7,777)      (9,888)              -
-----------------------------------------------------------------------------------------------------------------------------------
     Total Class A Capital Share Transactions                                                11,429        9,254               -
-----------------------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                                              589          270               -
     Shares Issued upon Reinvestment of Distributions                                            45            -               -
     Redemption Fees                                                                              -            -               -
     Shares Redeemed                                                                            (55)        (226)              -
-----------------------------------------------------------------------------------------------------------------------------------
     Total Class C Capital Share Transactions                                                   579           44               -
-----------------------------------------------------------------------------------------------------------------------------------
     Class Z
     Shares Issued                                                                            4,921          521               -
     Shares Issued upon Reinvestment of Distributions                                           169            -               -
     Shares Redeemed                                                                           (506)           -               -
-----------------------------------------------------------------------------------------------------------------------------------
     Total Class Z Capital Share Transactions                                                 4,584          521               -
-----------------------------------------------------------------------------------------------------------------------------------
     Institutional Class
     Shares Issued                                                                           18,871       20,324          24,930 (2)
     Shares Issued upon Reinvestment of Distributions                                         2,077            -             177
     Shares Redeemed                                                                        (61,555) (1) (15,765)           (917)
-----------------------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions                                   (40,607)       4,559          24,190
-----------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from Capital Shares Transactions             (24,015)      14,378          24,190
-----------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                                (31,108)      32,674          27,100
-----------------------------------------------------------------------------------------------------------------------------------
     Net Assets:
          Beginning of Period                                                               103,624       70,950               -
-----------------------------------------------------------------------------------------------------------------------------------
          End of Period                                                                  $   72,516    $ 103,624      $   27,100
-----------------------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of)
          Net Investment Income/(Accumulated Net Investment Loss)                        $     (501)   $       -      $        4
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Old Mutual           Old Mutual
                                                                                           International Equity   Provident Mid-Cap
                                                                                                   Fund              Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          8/1/07 to    8/1/06 to    11/19/07* to
                                                                                           1/31/08      7/31/07       1/31/08
                                                                                          (Unaudited)               (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                        $       75     $    105     $   (51)
     Net Increase from Payment by Affiliates (3)                                                  -            -           -
     Net Realized Gain (Loss) from Investments (including Securities Sold Short),
          Written Option Contracts, Futures Contracts and Foreign Currency Transactions      (2,518)         687          73
     Net Change in Unrealized Appreciation (Depreciation) on
          Investments (including Securities Sold Short), Written Option Contracts,
          Futures Contracts and Foreign Currency Transactions                                (1,692)       1,127       1,894
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                         (4,135)       1,919       1,916
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income:
          Class A                                                                                (7)          (4)          -
          Class C                                                                               (13)          (3)          -
          Class Z                                                                                (2)           -           -
          Institutional Class                                                                  (173)         (54)          -
     Net Realized Gain from Investment Transactions:
          Class A                                                                               (18)         (14)          -
          Class C                                                                               (16)         (12)          -
          Class Z                                                                                (8)           -           -
          Institutional Class                                                                  (661)        (174)          -
-----------------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                         (898)        (261)          -
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Class A
     Shares Issued                                                                            1,961        1,984           -
     Shares Issued upon Reinvestment of Distributions                                            17           18           -
     Redemption Fees                                                                              -            -           -
     Shares Redeemed                                                                         (1,265)        (273)          -
-----------------------------------------------------------------------------------------------------------------------------------
     Total Class A Capital Share Transactions                                                   713        1,729           -
-----------------------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                                            1,860        1,252           -
     Shares Issued upon Reinvestment of Distributions                                            11            9           -
     Redemption Fees                                                                              -            -           -
     Shares Redeemed                                                                           (379)        (130)          -
-----------------------------------------------------------------------------------------------------------------------------------
     Total Class C Capital Share Transactions                                                 1,492        1,131           -
-----------------------------------------------------------------------------------------------------------------------------------
     Class Z
     Shares Issued                                                                              556        1,004           -
     Shares Issued upon Reinvestment of Distributions                                            10            -           -
     Shares Redeemed                                                                           (143)         (20)          -
-----------------------------------------------------------------------------------------------------------------------------------
     Total Class Z Capital Share Transactions                                                   423          984           -
-----------------------------------------------------------------------------------------------------------------------------------
     Institutional Class
     Shares Issued                                                                          102,841 (2)    2,818      26,119 (2)
     Shares Issued upon Reinvestment of Distributions                                           814          228           -
     Shares Redeemed                                                                         (1,963)         (52)     (1,236)
-----------------------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions                                   101,692        2,994      24,883
-----------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from Capital Shares Transactions             104,320        6,838      24,883
-----------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                                 99,287        8,496      26,799
-----------------------------------------------------------------------------------------------------------------------------------
     Net Assets:
          Beginning of Period                                                                14,408        5,912           -
-----------------------------------------------------------------------------------------------------------------------------------
          End of Period                                                                  $  113,695     $ 14,408     $26,799
-----------------------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of)
          Net Investment Income/(Accumulated Net Investment Loss)                        $      (59)    $     61     $   (51)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED) AND FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2008 (UNAUDITED)



                                         Realized
                   Net                      and                                                                            Net
                  Asset        Net      Unrealized                             Dividends  Distributions      Total        Asset
                  Value    Investment      Gains                    Total      from Net       from         Dividends      Value
                Beginning    Income     (Losses) on   Redemption     from     Investment     Capital          and          End
                of Period   (Loss)*    Securities*       Fees     Operations    Income        Gains      Distributions  of Period
---------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL ANALYTIC DEFENSIVE EQUITY FUND (1)
 Class A
 2008              $14.51     $ 0.04       $(1.56)       $ -        $(1.52)     $(0.18)         $(0.70)        $(0.88)     $12.11
 2007               13.21       0.08         1.24          -          1.32       (0.02)              -          (0.02)      14.51
 2006 (4)           12.84       0.05         0.32#         -          0.37           -               -              -       13.21
 2005 (2)           12.30       0.05         1.09          -          1.14       (0.27)          (0.33)         (0.60)      12.84
 Class C
 2008              $14.32     $(0.01)      $(1.53)       $ -        $(1.54)     $(0.22)         $(0.70)        $(0.92)     $11.86
 2007               13.11      (0.03)        1.24          -          1.21           -               -              -       14.32
 2006 (4)           12.81      (0.01)        0.31#         -          0.30           -               -              -       13.11
 2005 (2)           12.30      (0.01)        1.09          -          1.08       (0.24)          (0.33)         (0.57)      12.81
 Class Z (3)
 2008              $14.54     $ 0.06       $(1.57)       $ -        $(1.51)     $(0.17)         $(0.70)        $(0.87)     $12.16
 2007               13.21       0.12         1.24          -          1.36       (0.03)              -          (0.03)      14.54
 2006 (4)           12.82       0.06         0.33#         -          0.39           -               -              -       13.21
 2005               11.66       0.10         1.69          -          1.79       (0.30)          (0.33)         (0.63)      12.82
 2004               11.10       0.09         0.99          -          1.08       (0.19)          (0.33)         (0.52)      11.66
 2003                9.09       0.08         2.01          -          2.09       (0.08)              -          (0.08)      11.10
 Institutional Class
 2008              $14.54      $0.06       $(1.57)       $ -        $(1.51)     $(0.16)         $(0.70)        $(0.86)     $12.17
 2007               13.21       0.12         1.24          -          1.36       (0.03)              -          (0.03)      14.54
 2006 (4)           12.82       0.08         0.31#         -          0.39           -               -              -       13.21
 2005***            13.45       0.01        (0.10)         -         (0.09)      (0.21)          (0.33)         (0.54)      12.82
---------------------------------------------------------------------------------------------------------------------------------
 OLD MUTUAL ANALYTIC GLOBAL DEFENSIVE EQUITY FUND^^
 Class A
 2008              $11.36      $   -       $(1.49)       $ -        $(1.49)     $(0.07)         $(0.40)        $(0.47)     $ 9.40
 2007               10.05       0.08         1.25          -          1.33       (0.02)              -          (0.02)      11.36
 2006               10.00      (0.02)        0.07          -          0.05           -               -              -       10.05
 Class C
 2008              $11.26     $(0.04)      $(1.47)       $ -        $(1.51)     $(0.10)         $(0.40)        $(0.50)     $ 9.25
 2007               10.03      (0.02)        1.25          -          1.23           -               -              -       11.26
 2006               10.00      (0.03)        0.06          -          0.03           -               -              -       10.03
 Class Z
 2008              $11.38      $0.01       $(1.49)       $ -        $(1.48)     $(0.06)         $(0.40)        $(0.46)     $ 9.44
 2007               10.04       0.15         1.21          -          1.36       (0.02)              -          (0.02)      11.38
 2006               10.00          -         0.04          -          0.04           -               -              -       10.04
 Institutional Class
 2008              $11.40      $0.03       $(1.50)       $ -        $(1.47)     $(0.05)         $(0.40)        $(0.45)     $ 9.48
 2007               10.05       0.11         1.27          -          1.38       (0.03)              -          (0.03)      11.40
 2006               10.00          -         0.05          -          0.05           -               -              -       10.05
---------------------------------------------------------------------------------------------------------------------------------

                                                      Ratio of
                                                      Expenses
                                                   to Average Net  Ratio of Net
                             Net                       Assets       Investment
                           Assets        Ratio       (Excluding       Income
                             End      of Expenses    Waivers and      (Loss)      Portfolio
                  Total   of Period    to Average      Expense      to Average    Turnover
                 Return+    (000)     Net Assets++  Reductions)++   Net Assets++   Rate+
-------------------------------------------------------------------------------------------
OLD MUTUAL ANALYTIC DEFENSIVE EQUITY FUND (1)
 Class A
 2008            (10.91)%   $393,084   1.64% (5)            1.99%        0.60%      89.77%
 2007              9.99%     607,810   1.54% (5)            1.96%        0.55%     183.98%
 2006 (4)          2.88%#    295,095   1.51% (5)            2.18%        0.57%      59.61%
 2005 (2)          9.27%     129,960   1.98% (5)            2.06%        0.64%      81.00%
 Class C
 2008            (11.21)%   $228,715   2.37% (5)            2.66%       (0.13)%     89.77%
 2007              9.24%     340,569   2.29% (5)            2.67%       (0.19)%    183.98%
 2006 (4)          2.34%#    202,766   2.26% (5)            2.86%       (0.17)%     59.61%
 2005 (2)          8.78%      86,752   2.61% (5)            2.68%       (0.09)%     81.00%
 Class Z (3)
 2008            (10.77)%   $ 74,975   1.35% (5)            1.65%        0.90%      89.77%
 2007             10.33%     130,928   1.29% (5)            1.66%        0.84%     183.98%
 2006 (4)          3.04%#    140,795   1.26% (5)            1.82%        0.72%      59.61%
 2005             15.36%     227,265   1.36% (5)            1.44%        0.78%      81.00%
 2004              9.87%      57,171   1.17% (5)            1.70%        0.75%     152.00%
 2003             23.13%      44,693   1.30% (5)            2.27%        0.79%     241.00%
 Institutional Class
 2008            (10.79)%   $ 29,049   1.34% (5)            1.57%        0.89%      89.77%
 2007             10.34%      35,246   1.24% (5)            1.60%        0.82%     183.98%
 2006 (4)          3.04%#      6,833   1.21% (5)            2.11%        0.97%      59.61%
 2005***          (0.63)%          2   1.27% (5)            2.12%        1.55%      81.00%
-------------------------------------------------------------------------------------------
 OLD MUTUAL ANALYTIC GLOBAL DEFENSIVE EQUITY FUND^^
 Class A
 2008            (13.46)%   $ 12,591    2.65%+++            2.91%        0.02%     135.79%
 2007             13.27%      24,417    2.55%+++            3.19%        0.68%     173.28%
 2006              0.50%         257    2.80%+++           12.44%       (1.19)%     19.97%
 Class C
 2008            (13.80)%   $ 15,223    3.40%+++            3.64%       (0.79)%    135.79%
 2007             12.30%      19,136    3.30%+++            4.07%       (0.16)%    173.28%
 2006              0.30%         111    3.55%+++           24.73%       (1.87)%     19.97%
 Class Z
 2008            (13.36)%   $    470    2.38%+++            5.56%        0.22%     135.79%
 2007             13.52%         526    2.30%+++           17.92%        1.28%     173.28%
 2006              0.40%           1    2.55%+++          612.91%       (0.27)%     19.97%
 Institutional Class
 2008            (13.27)%   $  2,477    2.09%+++            2.94%        0.51%     135.79%
 2007             13.79%       2,855    2.00%+++            3.71%        0.96%     173.28%
 2006              0.50%       2,510    2.26%+++            6.77%       (0.01)%     19.97%
-------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.



                                         Realized
                   Net                      and                                                                            Net
                  Asset        Net      Unrealized                             Dividends  Distributions      Total        Asset
                  Value    Investment      Gains                     Total     from Net       from         Dividends      Value
                Beginning    Income     (Losses) on   Redemption     from     Investment     Capital          and          End
                of Period    (Loss)*    Securities*      Fees     Operations    Income        Gains      Distributions  of Period
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL CLAY FINLAY CHINA FUND^
 Class A
 2008              $22.46     $(0.10)      $(0.02)      $   -       $(0.12)     $(0.03)         $(4.88)        $(4.91)     $17.43
 2007               13.23       0.06         9.59           -         9.65       (0.05)          (0.37)         (0.42)      22.46
 2006               10.00       0.01         3.22           -         3.23           -               -              -       13.23
 Class C
 2008              $22.26     $(0.18)      $ 0.02       $   -       $(0.16)     $(0.09)         $(4.88)        $(4.97)     $17.13
 2007               13.18      (0.06)        9.52        0.01         9.47       (0.02)          (0.37)         (0.39)      22.26
 2006               10.00      (0.06)        3.24           -         3.18           -               -              -       13.18
 Class Z
 2008              $22.55     $(0.09)      $    -       $   -       $(0.09)     $(0.01)         $(4.88)        $(4.89)     $17.57
 2007               13.25       0.02         9.71           -         9.73       (0.06)          (0.37)         (0.43)      22.55
 2006               10.00      (0.03)        3.28           -         3.25           -               -              -       13.25
 Institutional Class
 2008              $22.65     $(0.03)      $(0.04)      $   -       $(0.07)      $   -          $(4.88)        $(4.88)     $17.70
 2007               13.27       0.19         9.63           -         9.82       (0.07)          (0.37)         (0.44)      22.65
 2006               10.00       0.08         3.19           -         3.27           -               -              -       13.27
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL CLAY FINLAY EMERGING MARKETS FUND^
 Class A
 2008              $15.74     $(0.04)      $(0.01)      $   -       $(0.05)     $    -          $(0.37)        $(0.37)     $15.32
 2007               11.08      (0.04)        5.14           -         5.10       (0.01)          (0.43)         (0.44)      15.74
 2006               10.00      (0.01)        1.09           -         1.08           -               -              -       11.08
 Class C
 2008              $15.58     $(0.10)      $(0.03)      $   -       $(0.13)     $    -          $(0.37)        $(0.37)     $15.08
 2007               11.04      (0.14)        5.12           -         4.98       (0.01)          (0.43)         (0.44)      15.58
 2006               10.00      (0.07)        1.11           -         1.04           -               -              -       11.04
 Class Z
 2008              $15.82     $(0.03)      $(0.01)      $   -       $(0.04)     $    -          $(0.37)        $(0.37)     $15.41
 2007               11.10       0.04         5.11           -         5.15           -           (0.43)         (0.43)      15.82
 2006               10.00      (0.01)        1.11           -         1.10           -               -              -       11.10
 Institutional Class
 2008              $15.93     $(0.00)      $ 0.02       $   -        $0.02      $    -          $(0.37)        $(0.37)     $15.58
 2007               11.13       0.07         5.17           -         5.24       (0.01)          (0.43)         (0.44)      15.93
 2006               10.00       0.02         1.11           -         1.13           -               -              -       11.13
----------------------------------------------------------------------------------------------------------------------------------

                                                       Ratio of
                                                       Expenses
                                                    to Average Net  Ratio of Net
                              Net                       Assets       Investment
                            Assets        Ratio       (Excluding       Income
                              End      of Expenses    Waivers and      (Loss)      Portfolio
                   Total   of Period    to Average      Expense      to Average    Turnover
                  Return+    (000)     Net Assets++  Reductions)++   Net Assets++    Rate+
--------------------------------------------------------------------------------------------
OLD MUTUAL CLAY FINLAY CHINA FUND^
 Class A
 2008              (5.09)%    $23,498        2.07%           2.19%       (0.79)%     88.88%
 2007              73.81%      25,976        2.10%           2.42%        0.31%     193.08%
 2006              32.30%       2,532        2.10%           6.65%        0.12%      50.80%
 Class C
 2008              (5.37)%    $13,352        2.82%           2.94%       (1.53)%     88.88%
 2007              72.67%      15,497        2.85%           3.33%       (0.33)%    193.08%
 2006              31.80%         793        2.85%          11.53%       (0.76)%     50.80%
 Class Z
 2008              (4.93)%    $ 6,319        1.82%           2.13%       (0.73)%     88.88%
 2007              74.36%       3,377        1.85%           5.59%        0.12%     193.08%
 2006              32.50%          24        1.85%         259.40%       (0.46)%     50.80%
 Institutional Class
 2008              (4.80)%    $21,193        1.52%           1.68%       (0.24)%     88.88%
 2007              74.91%      22,303        1.55%           1.75%        1.06%     193.08%
 2006              32.70%      12,622        1.55%           2.58%        1.07%      50.80%
--------------------------------------------------------------------------------------------
OLD MUTUAL CLAY FINLAY EMERGING MARKETS FUND^
 Class A
 2008              (0.62)%    $ 4,805        2.08%           2.47%       (0.47)%     56.74%
 2007              46.67%       4,474        2.10%           3.08%       (0.25)%     97.77%
 2006              10.80%         346        2.10%          21.06%       (0.22)%     82.86%
 Class C
 2008              (1.14)%    $ 1,922        2.83%           3.88%       (1.21)%     56.74%
 2007              45.70%       1,588        2.85%           6.57%       (0.98)%     97.77%
 2006              10.40%          85        2.85%          55.88%       (1.05)%     82.86%
 Class Z
 2008              (0.55)%    $ 2,147        1.83%           2.66%       (0.31)%     56.74%
 2007              47.04%       1,013        1.85%          12.56%        0.26%      97.77%
 2006              11.00%           1        1.85%        1988.70%       (0.18)%     82.86%
 Institutional Class
 2008              (0.17)%    $23,925        1.32%           1.62%       (0.06)%     56.74%
 2007              47.79%       4,119        1.35%           2.13%        0.49%      97.77%
 2006              11.30%       2,779        1.35%           4.28%        0.32%      82.86%
--------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - concluded

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED) AND FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2008 (UNAUDITED)




                                         Realized
                   Net                      and                                                                            Net
                  Asset        Net      Unrealized                             Dividends  Distributions      Total        Asset
                  Value    Investment      Gains                    Total      from Net       from         Dividends      Value
                Beginning    Income     (Losses) on   Redemption     from     Investment     Capital          and          End
                of Period   (Loss)*    Securities*       Fees     Operations    Income        Gains      Distributions  of Period
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND^^^
 Class A
 2008              $12.90     $(0.09)      $(0.93)#      $ -        $(1.02)     $    -          $(0.93)        $(0.93)     $10.95
 2007               10.52      (0.16)        2.54          -          2.38           -               -              -       12.90
 2006               10.00      (0.13)        0.65          -          0.52           -               -              -       10.52
 2005               10.00          -            -          -             -           -               -              -       10.00
 Class C
 2008              $12.70     $(0.14)      $(0.96)#      $ -        $(1.10)     $    -          $(0.93)        $(0.93)     $10.67
 2007               10.43      (0.24)        2.51          -          2.27           -               -              -       12.70
 2006               10.00      (0.21)        0.64          -          0.43           -               -              -       10.43
 2005               10.00          -            -          -             -           -               -              -       10.00
 Class Z***
 2008              $12.97     $(0.07)      $(0.96)#      $ -        $(1.03)     $    -          $(0.93)        $(0.93)     $11.01
 2007               10.55      (0.15)        2.57          -          2.42           -               -              -       12.97
 2006               10.46      (0.07)        0.16          -          0.09           -               -              -       10.55
 Institutional Class
 2008              $13.01     $(0.06)      $(0.95)#      $ -        $(1.01)     $    -          $(0.93)        $(0.93)     $11.07
 2007               10.56      (0.10)        2.55          -          2.45           -               -              -       13.01
 2006               10.00      (0.08)        0.64          -          0.56           -               -              -       10.56
 2005               10.00          -            -          -             -           -               -              -       10.00
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL INTERNATIONAL BOND FUND (6)
 Institutional Class
 2008              $10.00     $ 0.07       $ 0.29        $ -        $ 0.36      $(0.07)         $    -         $(0.07)     $10.29
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL INTERNATIONAL EQUITY FUND^
 Class A
 2008              $13.51     $ 0.04       $(1.54)       $ -        $(1.50)     $(0.03)         $(0.08)        $(0.11)     $11.90
 2007               10.95       0.14         2.87          -          3.01       (0.10)          (0.35)         (0.45)      13.51
 2006               10.00       0.18         0.77          -          0.95           -               -              -       10.95
 Class C
 2008              $13.36     $(0.02)      $(1.50)       $ -        $(1.52)     $(0.05)         $(0.08)        $(0.13)     $11.71
 2007               10.91       0.04         2.86          -          2.90       (0.10)          (0.35)         (0.45)      13.36
 2006               10.00       0.12         0.79          -          0.91           -               -              -       10.91
 Class Z
 2008              $13.57     $ 0.06       $(1.55)       $ -        $(1.49)     $(0.02)         $(0.08)        $(0.10)     $11.98
 2007               10.97       0.19         2.85          -          3.04       (0.09)          (0.35)         (0.44)      13.57
 2006               10.00       0.10         0.87          -          0.97           -               -              -       10.97
 Institutional Class
 2008              $13.61     $ 0.02       $(1.49)       $ -        $(1.47)     $(0.02)         $(0.08)        $(0.10)     $12.04
 2007               10.98       0.17         2.92          -          3.09       (0.11)          (0.35)         (0.46)      13.61
 2006               10.00       0.12         0.86          -          0.98           -               -              -       10.98
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL PROVIDENT MID-CAP GROWTH FUND (6)
 Institutional Class
 2008              $10.00     $(0.02)      $(0.83)       $ -        $(0.85)     $    -          $    -         $    -      $ 9.15
----------------------------------------------------------------------------------------------------------------------------------

                                                       Ratio of
                                                       Expenses
                                                    to Average Net  Ratio of Net
                              Net                       Assets       Investment
                            Assets        Ratio       (Excluding       Income
                              End      of Expenses    Waivers and      (Loss)      Portfolio
                   Total   of Period   to Average       Expense      to Average    Turnover
                  Return+    (000)    Net Assets++   Reductions)++   Net Assets++    Rate+
--------------------------------------------------------------------------------------------
OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND^^^
 Class A
 2008              (9.01)%#  $ 39,665        1.65%           1.76%       (1.30)%     86.13%
 2007              22.62%      35,890        1.55%           1.85%       (1.32)%    169.81%
 2006               5.20%      20,814        1.55%           2.97%       (1.15)%    282.22%
 2005               0.00%       2,500        ++++            ++++         ++++       ++++
 Class C
 2008              (9.40)%#  $    895        2.42%           5.05%       (2.09)%     86.13%
 2007              21.76%         511        2.30%           7.42%       (2.06)%    169.81%
 2006               4.30%         384        2.30%          15.96%       (1.89)%    282.22%
 2005               0.00%           -        ++++            ++++         ++++       ++++
 Class Z***
 2008              (9.04)%#  $  4,392        1.42%           2.45%       (1.11)%     86.13%
 2007              22.94%         557        1.30%          12.38%       (1.12)%    169.81%
 2006               0.86%           1        1.30%         787.59%       (0.93)%    282.22%
 Institutional Class
 2008              (8.86)%#  $ 27,564        1.14%           1.14%       (0.83)%     86.13%
 2007              23.20%      66,666        1.10%           1.21%       (0.86)%    169.81%
 2006               5.60%      49,751        1.10%           1.71%       (0.70)%    282.22%
 2005               0.00%           -        ++++            ++++         ++++       ++++
--------------------------------------------------------------------------------------------
OLD MUTUAL INTERNATIONAL BOND FUND (6)
 Institutional Class
 2008               3.55%    $ 27,100        0.95%           1.00%        3.45%     195.65%
--------------------------------------------------------------------------------------------
OLD MUTUAL INTERNATIONAL EQUITY FUND^
 Class A
 2008             (11.22)%   $  2,476        1.67%           2.57%        0.62%     131.38%
 2007              28.02%       2,170        1.70%           4.33%        1.05%      94.78%
 2006               9.50%         251        1.70%          30.10%        2.94%      48.74%
 Class C
 2008             (11.53)%   $  2,414        2.41%           3.39%       (0.34)%    131.38%
 2007              27.03%       1,402        2.45%           6.77%        0.29%      94.78%
 2006               9.10%         170        2.45%          39.12%        1.88%      48.74%
 Class Z
 2008             (11.09)%   $  1,250        1.42%           3.21%        0.86%     131.38%
 2007              28.23%       1,002        1.45%          13.96%        1.37%      94.78%
 2006               9.70%           1        1.45%       1,776.73%        1.59%      48.74%
 Institutional Class
 2008             (10.92)%   $107,555        1.14%           1.29%        0.24%     131.38%
 2007              28.65%       9,834        1.20%           1.75%        1.33%      94.78%
 2006               9.80%       5,490        1.20%           2.96%        1.85%      48.74%
--------------------------------------------------------------------------------------------
OLD MUTUAL PROVIDENT MID-CAP GROWTH FUND (6)
 Institutional Class
 2008             (8.50)%    $ 26,799        1.15%           1.29%        (0.88)%    21.19%
--------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

* Per share amounts for the year or period are calculated based on average outstanding shares.

***  Class commenced operations on December 9, 2005.

# Impact of payment to affiliate was less than $0.01 per share and 0.01%, respectively.

+ Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Adviser during the year or period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charges.

++   Ratios for periods less than one year have been annualized.

+++ Impact of Dividend Expense for Old Mutual Analytic Global Defensive Equity Fund as a ratio to average net assets:

                 A          C          Z        Institutional
     ------------------------------------------------------------
     2008      0.39%      0.39%      0.39%          0.39%
     2007      0.46%      0.46%      0.46%          0.46%
     2006      0.79%      0.79%      0.79%          0.79%
     ------------------------------------------------------------

++++ This shareholder data is not being disclosed because the data is not believed to be meaningful due to the short operational history.

^    Fund commenced operations December 30, 2005.

^^   Fund commenced operations May 31, 2006.

^^^  Fund commenced operations July 29, 2005.

(1) On December 9, 2005, the Old Mutual Analytic Defensive Equity Fund (the "Fund") acquired substantially all of the assets and liabilities of the Analytic Defensive Equity Fund (the "Predecessor Fund"), a series of The Advisors' Inner Circle Fund. The operations of the Fund prior to the acquisition were those of the Predecessor Fund.

(2)  Commenced operations March 31, 2005.

(3) The Fund's Class Z is the successor class of the Predecessor Fund's Institutional Class; the Fund's Institutional Class is new.

(4) The Old Mutual Analytic Defensive Equity Fund changed its fiscal year end from December 31 to July 31. 2006 amounts are for the period 1/1/06 to 7/31/06.

(5) Impact of Dividend Expense for Old Mutual Analytic Defensive Equity Fund as a ratio to average net assets:


                 A          C          Z        Institutional
     ------------------------------------------------------------
     2008      0.29%      0.29%      0.28%          0.29%
     2007      0.28%      0.28%      0.28%          0.27%
     2006      0.34%      0.34%      0.27%          0.39%
     2005      0.41%      0.35%      0.24%           n/a
     2004       n/a        n/a       0.18%           n/a
     2003       n/a        n/a       0.31%           n/a
     ------------------------------------------------------------

(6) Fund commenced operations on November 19, 2007.

Amounts designated as "-" are either $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS
AS OF JANUARY 31, 2008 (UNAUDITED)

1. ORGANIZATION
--------------------------------------------------------------------------------
Old Mutual Funds I (the "Trust"), organized as a Delaware statutory trust on May 27, 2004, is registered under the Investment Company Act of 1940, as amended
(the "1940 Act"), as an open-end management investment company. The Trust currently offers fifteen series portfolios, of which the following are covered by this Semi-Annual Report - the Old Mutual Analytic Defensive Equity Fund ("Old Mutual Analytic Fund"), the Old Mutual Analytic Global Defensive Equity Fund ("Old Mutual Analytic Global Fund"), the Old Mutual Clay Finlay China Fund, the Old Mutual Clay Finlay Emerging Markets Fund, the Old Mutual International Equity Fund (collectively, the "International Funds"), the Old Mutual International Bond Fund, the Old Mutual Provident Mid-Cap Growth Fund ("Old Mutual Provident Fund") and the Old Mutual Copper Rock Emerging Growth Fund ("Old Mutual Copper Rock Fund") (each, a "Fund" and collectively, the "Funds"). The Trust's series portfolios whose financial statements are presented separately are the Old Mutual Asset Allocation Conservative Portfolio, the Old Mutual Asset Allocation Balanced Portfolio, the Old Mutual Asset Allocation Moderate Growth Portfolio, the Old Mutual Asset Allocation Growth Portfolio, Old Mutual VA Asset Allocation Conservative Portfolio, the Old Mutual VA Asset Allocation Balanced Portfolio and the Old Mutual VA Asset Allocation Moderate Growth Portfolio. In addition, the Trust has registered three other portfolios, the Old Mutual VA Asset Allocation Growth Portfolio, the Old Mutual Analytic VA Defensive Equity Portfolio and the Old Mutual Analytic VA Global Defensive Equity Portfolio; however, these portfolios are not currently offered for sale. The Old Mutual Analytic Fund commenced operations on July 1, 1978, the International Funds commenced operations on December 30, 2005, the Old Mutual Copper Rock Fund commenced operations on July 29, 2005, the Old Mutual Analytic Global Fund commenced operations on May 31, 2006 and the Old Mutual International Bond Fund and Old Mutual Provident Fund both commenced operations on November 19, 2007.

Shareholders may purchase shares of the Funds (except Old Mutual International Bond Fund and Old Mutual Provident Fund) through four separate classes, Class A, Class C, Class Z and Institutional Class shares. Shareholders may purchase Institutional Class shares of Old Mutual International Bond Fund and Old Mutual Provident Fund. All classes have equal rights as to earnings, assets and voting privileges, except that each class may have different distribution costs, dividends, registration costs and shareholder services costs and each class has exclusive voting rights with respect to its distribution plan. Except for these differences, each share class of each Fund represents an equal proportionate interest in that Fund. Each Fund, except for the Old Mutual Clay Finlay China Fund and Old Mutual International Bond Fund, is classified as a diversified management investment company. The Funds' prospectuses provide a description of each Fund's investment objective, policies and investment strategies.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation - Investment securities of a Fund, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open (the "Valuation Time"), or, if there is no such reported sale at the Valuation Time, at the most recent quoted bid price reported by the exchange or the OTC market. For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day will be used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, securities are valued in accordance with Fair Value Procedures established by the Board. The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued Securities for purposes of calculating a Fund's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Fund's investment adviser, Old Mutual Capital, Inc. (the "Adviser"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income, dividend expense on securities sold short and distributions to shareholders are recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared and paid at least annually, if available, with the exception of the Old Mutual International Bond Fund. Dividends from net investment income for the Old Mutual International Bond Fund are declared daily and paid monthly. Distributions of net realized capital gains, for each Fund, are generally made to shareholders annually, if available.

Foreign Withholding Taxes - The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Forward Foreign Currency Contracts - The Funds may enter into forward foreign currency contracts as hedges against specific transactions, fund positions or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded accordingly. The Funds realize gains and losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

Investments in Real Estate Investment Trusts ("REIT") - Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

TBA Purchase Commitments - The Funds may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

Mortgage Dollar Rolls - The Funds may enter into mortgage dollar rolls (principally using TBAs) in which each Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as

AS OF JANUARY 31, 2008 (UNAUDITED)

consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

   (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

Futures Contracts - The Funds may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Funds will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction.

Options - The Funds may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option.

Collateralized Mortgage Obligations (CMOs) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation or Federal National Mortgage Association and their income streams.

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. CMOs are often highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise pre-pay their loans. Investors in these securities may not only be subject to this prepayment risk, but also may be exposed to significant market and liquidity risks. Investors in privately backed CMOs may be exposed to significant credit risk resulting from delinquencies or defaults in the loans backing the mortgage pool.

Short Sales - As is consistent with the Old Mutual Analytic Fund's and Old Mutual Analytic Global Fund's investment objectives, the Old Mutual Analytic Fund and the Old Mutual Analytic Global Fund may engage in short sales that are "uncovered." Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan, which is recorded as an expense on the Statement of Operations. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short positions.

Offering Costs - All offering costs incurred with the start up of the Funds are being amortized on a straight line basis over a period of twelve months from commencement of operations. As of January 31, 2008, the Old Mutual International Bond Fund and Old Mutual Provident Fund (since their inception date of November 19, 2007) have accrued offering costs of approximately $6,401 and $6,046, respectively.

Payments by Affiliate - During the six-month period ended January 31,2008, the Old Mutual Clay Finlay Emerging Markets Fund was reimbursed by the sub-adviser for trading errors of $6,062.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent expenses shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately.

The Funds impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the fee by crediting Paid-in Capital. For the six-month period ended January 31, 2008, there were no material redemption fees earned by the Funds.

AS OF JANUARY 31, 2008 (UNAUDITED)

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------
Investment Adviser - Old Mutual Capital, Inc. is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a direct, wholly owned subsidiary of OM Group (UK) Limited, which is a direct, wholly owned subsidiary of Old Mutual plc., a London-Exchange listed international financial services firm. The Funds and the Adviser are parties to Investment Advisory Agreements (the "Advisory Agreements"), under which the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund, as follows:

                                                                       Management Fee                    Asset Level
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Analytic Defensive Equity Fund                                  0.950%           N/A

Old Mutual Analytic Global Defensive Equity Fund                           1.150%           Less than $1 billion
                                                                           1.125%           From $1 billion to $2 billion
                                                                           1.100%           From $2 billion to $3 billion
                                                                           1.075%           Greater than $3 billion

Old Mutual Clay Finlay China Fund                                          1.350%           Less than $1 billion
                                                                           1.325%           From $1 billion to $2 billion
                                                                           1.300%           From $2 billion to $3 billion
                                                                           1.275%           Greater than $3 billion

Old Mutual Clay Finlay Emerging Markets Fund                               1.150%           Less than $1 billion
                                                                           1.125%           From $1 billion to $2 billion
                                                                           1.100%           From $2 billion to $3 billion
                                                                           1.075%           Greater than $3 billion

Old Mutual Copper Rock Emerging Growth Fund                                0.900%           N/A

Old Mutual International Bond Fund                                         0.600%           Less than $500 Million
                                                                           0.575%           $500 Million to less than $1 billion
                                                                           0.550%           Greater than $1 billion

Old Mutual International Equity Fund                                       1.000%           Less than $1 billion
                                                                           0.975%           From $1 billion to $2 billion
                                                                           0.950%           From $2 billion to $3 billion
                                                                           0.925%           Greater than $3 billion

Old Mutual Provident Mid-Cap Growth Fund                                   0.950%           Less than $500 Million
                                                                           0.925%           $500 Million to less than $1 billion
                                                                           0.900%           Greater than $1 billion

Expense Limitation Agreements - In the interest of limiting expenses of the Funds, the Adviser has entered into expense limitation agreements ("Expense Limitation Agreements") pursuant to which the Adviser has agreed, in writing, to waive or limit its fees and to assume other expenses of the Funds to the extent necessary to limit the total annual expenses to a specified percentage of the Funds' average daily net assets through the dates specified below.


The expense limitations are as follows:
                                                                                              Institutional       Expiration Date
                                                     Class A       Class C       Class Z          Class        of Expense Limitation
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Analytic Defensive Equity Fund             1.55%         2.30%         1.30%           1.25%        December 31, 2008 (1)
Old Mutual Analytic Global Defensive Equity Fund      1.95%         2.70%         1.70%           1.40%        December 31, 2008
Old Mutual Clay Finlay China Fund                     1.95%         2.70%         1.70%           1.40%        December 31, 2008 (2)
Old Mutual Clay Finlay Emerging Markets Fund          2.00%         2.75%         1.75%           1.25%        December 31, 2008 (3)
Old Mutual Copper Rock Emerging Growth Fund           1.67%         2.42%         1.42%           1.22%        December 31, 2008
Old Mutual International Bond Fund                     n/a           n/a           n/a            0.95%        December 31, 2008
Old Mutual International Equity Fund                  1.52%         2.27%         1.27%           1.02%        December 31, 2008 (4)
Old Mutual Provident Mid-Cap Growth Fund               n/a           n/a           n/a            1.15%        December 31, 2008
------------------------------------------------------------------------------------------------------------------------------------

(1) Prior to December 9, 2007, the expense limitations in place for Class A, Class C, Class Z and Institutional Class shares of the Old Mutual Analytic Defensive Equity Fund were 1.45%, 2.20%, 1.20% and 1.15%, respectively.

(2) Prior to January 1, 2008, the expense limitations in place for Class A, Class C, Class Z and Institutional Class shares of the Old Mutual Clay Finlay China Fund were 2.10%, 2.85%, 1.85% and 1.55%, respectively.

(3) Prior to January 1, 2008, the expense limitations in place for Class A, Class C, Class Z and Institutional Class shares of the Old Mutual Clay Finlay Emerging Markets Fund were 2.10%, 2.85%, 1.85% and 1.35%, respectively.

(4) Prior to January 1, 2008, the expense limitations in place for Class A, Class C, Class Z and Institutional Class shares of the Old Mutual International Equity Fund were 1.70%, 2.45%, 1.45% and 1.20%, respectively.

Reimbursement by the Old Mutual Analytic Fund and Old Mutual Copper Rock Fund of the advisory fees waived and other expenses paid by the Adviser pursuant to the applicable Expense Limitation Agreements that expired on December 8, 2007 and July 31, 2007, respectively, may be made at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of the Fund to exceed the expense limitation. Consequently, no reimbursement by these Funds will be made unless: (i) the Fund's assets exceed $75 million; (ii) such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed; and (iii) the payment of such reimbursement was approved by the Board. Moreover, to the extent that the Adviser reimburses advisory fees or absorbs operating expenses of a Fund, the Adviser may seek payment of such amounts within two fiscal years after the fiscal year in which fees were reimbursed or absorbed.

Reimbursement by the Funds of the advisory fees waived and other expenses paid by the Adviser pursuant to the current applicable Expense Limitation Agreements may be made up to three years after the expenses were reimbursed or absorbed if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed. At January 31, 2008, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows (000):

                                                         Expires 2008    Expires 2009    Expires 2010    Expires 2011    Total
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Analytic Defensive Equity Fund                      $2,069          $3,330          $1,067             $85   $6,551
Old Mutual Analytic Global Defensive Equity Fund                    -              23             163              64      250
Old Mutual Clay Finlay China Fund                                   -              92             148              57      297
Old Mutual Clay Finlay Emerging Markets Fund                        -              85             100              47      232
Old Mutual Copper Rock Emerging Growth Fund                       229             190               -              39      458
Old Mutual International Bond Fund                                  -               -               -               2        2
Old Mutual International Equity Fund                                -              90             120              72      282
Old Mutual Provident Mid-Cap Growth Fund                            -               -               -               8        8
------------------------------------------------------------------------------------------------------------------------------------

AS OF JANUARY 31, 2008 (UNAUDITED)

Sub-Advisory Agreements - The Trust, on behalf of the Old Mutual International Equity Fund, and the Adviser have entered into a sub-advisory agreement (the "Acadian Sub-Advisory Agreement") with Acadian Asset Management LLC ("Acadian"). Acadian is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Acadian Sub-Advisory Agreement, Acadian is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Old Mutual International Equity Fund managed by Acadian, which is computed and paid monthly at an annual rate of 0.60%, net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser and net of all breakpoints

The Trust, on behalf of the Old Mutual Analytic Fund and the Old Mutual Analytic Global Fund, and the Adviser have entered into sub-advisory agreements (collectively, the "Analytic Sub-Advisory Agreement") with Analytic Investors, LLC ("Analytic"). Analytic is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Analytic Sub-Advisory Agreement, Analytic is entitled to receive from the Adviser a sub-advisory fee, which is computed and paid monthly at an annual rate of 0.70% and 0.80% for the Old Mutual Analytic Fund and the Old Mutual Analytic Global Fund, respectively. For the Old Mutual Analytic Global Fund, Analytic is entitled to receive the sub-advisory fee, net of 50% of any breakpoints, waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser.

The Trust, on behalf of the International Funds, and the Adviser have entered into a sub-advisory agreement (the "Clay Finlay Sub-Advisory Agreement") with Clay Finlay Inc. ("Clay Finlay"). Clay Finlay is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Clay
Finlay Sub-Advisory Agreement, Clay Finlay is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the International Funds managed by Clay Finlay, which is computed and paid monthly at an annual rate of 1.00%, 0.80% and 0.60% of the Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund and Old Mutual International Equity Fund, respectively. For the International Funds, Clay Finlay is entitled to receive the sub-advisory fee net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser and net of all breakpoints.

The Trust, on behalf of the Old Mutual Provident Fund, and the Adviser have entered into a sub-advisory agreement (the "Provident Sub-Advisory Agreement") with Provident Investment Counsel, Inc. ("Provident"). Provident is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Provident Sub-Advisory Agreement, Provident is entitled to receive from the Adviser a sub-advisory fee which is computed and paid monthly at an annual rate of 0.60%.

The Trust, on behalf of the Old Mutual Copper Rock Fund, and the Adviser have entered into a sub-advisory agreement (the "Copper Rock Sub-Advisory Agreement") with Copper Rock Capital Partners, LLC ("Copper Rock"). Copper Rock is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Copper Rock Sub-Advisory Agreement, Copper Rock is entitled to receive from the Adviser a sub-advisory fee which is computed and paid monthly at an annual rate of 0.60%.

The Trust, on behalf of the Old Mutual International Bond Fund, and the Adviser have entered into a sub-advisory agreement (the "Rogge Sub-Advisory Agreement") with Rogge Global Partners PLC ("Rogge"). Rogge is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Rogge Sub-Advisory Agreement, Rogge is entitled to receive from the Adviser a sub-advisory fee which is computed and paid monthly at an annual rate of 0.35%.

The Sub-Advisory Agreements obligate the sub-advisors to: (i) manage the investment operations of the assets managed by the sub-advisor and the composition of the investment portfolio comprising such assets, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the assets managed by the sub-advisor and to determine from time to time what investment and securities will be purchased, retained or sold on behalf of the Fund and what portion of the assets managed by the sub-advisor will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold on behalf of the Fund in connection with such assets and to place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Prospectuses or as the Board or the Adviser may direct from time to time, in conformity with federal securities laws.

Administrative Services Agreement - The Trust and Old Mutual Fund Services (the "Administrator"), a wholly owned subsidiary of the Adviser, entered into an Administrative Services Agreement (the "Administrative Agreement"), pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, as follows:

      Average Daily Net Assets           Annual Fee Rate
------------------------------------------------------------
         $0 to $500 million                   0.10%
   > $500 million up to $1 billion            0.09%
   > $1 billion up to $1.5 billion            0.08%
           > $1.5 billion                     0.07%
------------------------------------------------------------

The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days' prior written notice to the other party.

The Bank of New York (the "Sub-Administrator") serves as sub-administrator to the Trust. The Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. Pursuant to a sub-administration and accounting agreement (the "Sub-Administration Agreement") between the Administrator and the Sub-Administrator, the Administrator pays the Sub- Administrator as follows: annual rates, based on the combined average daily gross assets of the funds within the Trust, Old Mutual Funds II and Old Mutual Insurance Series Fund (the "Old Mutual Complex"), of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. For funds within the Old Mutual Complex that are managed as a "fund of funds," these fees apply only at the underlying fund level. In addition, the Administrator pays the Sub-Administrator the following annual fees: (1) $35,000 for each fund managed as a "fund of funds"; and (2) $3,000 per class in excess of three classes for each fund in the Old Mutual Complex. Certain minimum fees apply. The Sub-Administration Agreement provides that the Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by the Sub-Administrator except those arising out of the Sub-Administrator's or its delegee's or agent's (if such delegee or agent is a subsidiary of the Sub-Administrator) negligence or willful misconduct or the Sub-Administrator's failure to act in good faith. In no event shall the Sub-Administrator be liable to the Administrator or any third party for special, indirect or consequential damages.

Prior to November 5, 2007, SEI Investments Global Funds Services served as the sub-administrator to the Funds (the "Former Sub-Administrator") pursuant to a sub-administrative services agreement (the "SEI Sub-Administrative Agreement") entered into with the Administrator. Under the SEI Sub-Administrative Agreement, the Administrator paid the Former Sub-Administrator fees at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Old Mutual Complex of: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (B) a fee based on the aggregate number of Funds of the Old Mutual Complex calculated at the sum of between $50,000 and $60,000 per Fund, depending on the total number of funds. The SEI Sub-Administrative Agreement provided that the Former Sub-Administrator would not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the SEI Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Former Sub-Administrator in the performance of its duties.

Distribution Agreement - Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Adviser, and the Trust are parties to a distribution agreement (the "Distribution Agreement"), pursuant to which the Distributor serves as principal underwriter for the Trust's shares. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not "interested persons" (as defined in the 1940 Act) and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 90 days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan for each of Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service Plans are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plan for Class A and Class C shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed
(i) 0.25% of the  average net asset value of the Class A shares of each Fund and
(ii) 0.75% of the average net asset value of the Class C shares of each Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of Class A or Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Class A or Class C shares, as set forth in the then current prospectus or statement of additional information with respect to Class A and Class C shares and interest and other financing costs.

The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, Class A shares are not authorized to pay distribution fees and Class C shares are authorized to pay the maximum amount of distribution fees.

Pursuant to the Service Plan for Class A and Class C shares, the Trust will pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of Class A and Class C shares, which is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers. The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time.

Currently, both Class A and Class C shares are authorized to pay the maximum amount of service fees.

The Distributor will prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and the Service Plans, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

AS OF JANUARY 31, 2008 (UNAUDITED)

Except to the extent that the Administrator, Sub-Administrator, Adviser or sub-advisors may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an "interested person" (as defined in the 1940 Act) of the Trust has a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

Of the service and distribution fees the Distributor received for the period ended January 31, 2008, it retained the following:


                                                         Service Fees          Distribution Fees
---------------------------------------------------------------------------------------------------
                                                     Class A      Class C           Class C
---------------------------------------------------------------------------------------------------
Old Mutual Analytic Defensive Equity Fund             $    -     $148,854          $446,561
Old Mutual Analytic Global Defensive Equity Fund           -       19,672            59,016
Old Mutual Clay Finlay China Fund                      1,695       18,640            55,920
Old Mutual Clay Finlay Emerging Markets Fund             331        1,793             5,379
Old Mutual Copper Rock Emerging Growth Fund            2,260          396             1,188
Old Mutual International Equity Fund                     180        2,171             6,514
---------------------------------------------------------------------------------------------------

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Funds. From time to time, the Funds may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund.

Bank of New York serves as the custodian for the Funds. Prior to November 19, 2007, U.S. Bank, N.A. served as the custodian for the Old Mutual Copper Rock Fund and Union Bank of California served as the custodian of the Old Mutual Analytic Fund.

The Funds have entered into a shareholder servicing agreement with the Administrator to provide shareholder support and other shareholder account-related services. The shareholder service fees are reviewed periodically and approved annually by the Board. Shareholder service fees paid to Old Mutual Fund Services for the six-month period ended January 31, 2008 were as follows:

------------------------------------------------------------
Old Mutual Analytic Defensive Equity Fund             $6,492
Old Mutual Analytic Global Defensive Equity Fund       1,095
Old Mutual Clay Finlay China Fund                      4,685
Old Mutual Clay Finlay Emerging Markets Fund           1,004
Old Mutual Copper Rock Emerging Growth Fund              545
Old Mutual International Equity Fund                     886
------------------------------------------------------------

On September 7, 2004, the Board approved an agreement between the Funds and the Administrator to provide shareholder related web development and maintenance services. For its services for the six-month period ended January 31, 2008, Old Mutual Fund Services received a fee of $69,421, which was allocated to each Fund quarterly based on average net assets. Effective December 31, 2007, this agreement was terminated.

Officers and Trustees of the Funds who are or were officers of the Adviser, Administrator, Sub-Administrator or Distributor received no compensation from the Funds.

4. INTERFUND LENDING
--------------------------------------------------------------------------------
Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Funds I, Old Mutual Funds II and Old Mutual Insurance Series Fund (together, the "Trusts"), on behalf of certain series portfolios of the Trusts (the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003. The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). None of the OM Funds may borrow more than 10% of its assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended January 31, 2008.

5. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------
The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments, for the Funds, for the six-month period ended January 31, 2008 were as follows:

                                                                      Purchases (000)            Sales and Maturities (000)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    U.S.                             U.S.
                                                                 Government         Other         Government          Other
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Analytic Defensive Equity Fund                         $     -           $998,574      $     -          $1,261,798
Old Mutual Analytic Global Defensive Equity Fund                        -             63,748            -              69,697
Old Mutual Clay Finlay China Fund                                       -             68,084            -              66,279
Old Mutual Clay Finlay Emerging Markets Fund                            -             14,854            -              12,423
Old Mutual Copper Rock Emerging Growth Fund                             -             96,837            -              75,435
Old Mutual International Bond Fund                                 22,802             27,492       23,288              24,534
Old Mutual International Equity Fund                                    -             70,662            -             101,736
Old Mutual Provident Mid-Cap Growth Fund                                -              6,318            -               6,104
------------------------------------------------------------------------------------------------------------------------------------

Transactions in option contracts written in the Old Mutual Analytic Fund and the Old Mutual Analytic Global Fund for the six-month period ended January 31, 2008, were as follows:

                                                                      Old Mutual Analytic           Old Mutual Analytic Global
                                                                     Defensive Equity Fund            Defensive Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Number of                       Number of
                                                                    Contracts       Premiums        Contracts       Premiums
------------------------------------------------------------------------------------------------------------------------------------
Outstanding at July 31, 2007                                          18,250      $  17,769,953         469           $803,443
Options written                                                      144,751        235,470,617       6,731        12,046,397
Options terminated in closing purchasing transactions               (102,742)      (207,925,740)     (4,634)      (10,378,370)
Options expired                                                      (30,024)       (24,993,290)     (1,629)       (1,438,793)
------------------------------------------------------------------------------------------------------------------------------------
Outstanding at January 31, 2008                                       30,235      $  20,321,540         937        $1,032,677
------------------------------------------------------------------------------------------------------------------------------------

AS OF JANUARY 31, 2008 (UNAUDITED)


6. SHARE TRANSACTIONS

------------------------------------------------------------------------------------------------------------------------------------
                                                              Old Mutual                Old Mutual                Old Mutual
                                                      Analytic Defensive Equity       Analytic Global            Clay Finlay
                                                                Fund               Defensive Equity Fund          China Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                       8/1/07 to    8/1/06 to      8/1/07 to    8/1/06 to    8/1/07 to   8/1/06 to
                                                        1/31/08      7/31/07        1/31/08      7/31/07      1/31/08     7/31/07
                                                      (Unaudited)                 (Unaudited)               (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed
   Class A
   Shares Issued                                            7,274      27,227             824       2,187           413      1,876
   Shares Issued upon Reinvestment of Distributions         1,707          24              27           -           194         22
   Shares Redeemed                                        (18,393)     (7,714)         (1,661)        (63)         (416)      (933)
------------------------------------------------------------------------------------------------------------------------------------
   Total Class A Share Transactions                        (9,412)     19,537            (810)      2,124           191        965
------------------------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                            2,895      11,805             372       1,720           246        840
   Shares Issued upon Reinvestment of Distributions           538           -              36           -            80          5
   Shares Redeemed                                         (7,926)     (3,482)           (461)        (32)         (242)      (209)
------------------------------------------------------------------------------------------------------------------------------------
   Total Class C Share Transactions                        (4,493)      8,323             (53)      1,688            84        636
------------------------------------------------------------------------------------------------------------------------------------
   Class Z
   Shares Issued                                              665       1,307               2          46           287        240
   Shares Issued upon Reinvestment of Distributions           428          22               2           -            66          -
   Shares Redeemed                                         (3,934)     (2,982)             (1)          -          (143)       (93)
------------------------------------------------------------------------------------------------------------------------------------
   Total Class Z Share Transactions                        (2,841)     (1,653)              3          46           210        147
------------------------------------------------------------------------------------------------------------------------------------
   Institutional Class
   Shares Issued                                              395       1,938               -           1             1         11
   Shares Issued upon Reinvestment of Distributions           126           1              11           -           215         24
   Shares Redeemed                                           (558)        (34)              -           -            (3)        (1)
------------------------------------------------------------------------------------------------------------------------------------
   Total Institutional Class Share Transactions               (37)      1,905              11           1           213         34
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Shares Outstanding                     (16,783)     28,112            (849)      3,859           698      1,782
------------------------------------------------------------------------------------------------------------------------------------

*Inception date of the Fund.

Amounts designated as "-" are either 0 or have been rounded to 0

                                                           Old Mutual                    Old Mutual              Old Mutual
                                                          Clay Finlay                   Copper Rock            International
                                                     Emerging Markets Fund          Emerging Growth Fund         Bond Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                    8/1/07 to      8/1/06 to      8/1/07 to      8/1/06 to      11/19/07* to
                                                     1/31/08        7/31/07        1/31/08        7/31/07          1/31/08
                                                   (Unaudited)                  (Unaudited)                     (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed
   Class A
   Shares Issued                                           113           344           1,311         1,674                 -
   Shares Issued upon Reinvestment of Distributions          4             2             146             -                 -
   Shares Redeemed                                         (87)          (93)           (616)         (871)                -
-------------------------------------------------------------------------------------------------------------------------------
   Total Class A Share Transactions                         30           253             841           803                 -
-------------------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                            41            99              44            22                 -
   Shares Issued upon Reinvestment of Distributions          2             1               4             -                 -
   Shares Redeemed                                         (17)           (6)             (4)          (19)                -
-------------------------------------------------------------------------------------------------------------------------------
   Total Class C Share Transactions                         26            94              44             3                 -
-------------------------------------------------------------------------------------------------------------------------------
   Class Z
   Shares Issued                                           115            64             389            43                 -
   Shares Issued upon Reinvestment of Distributions          3             -              13             -                 -
   Shares Redeemed                                         (42)            -             (46)            -                 -
-------------------------------------------------------------------------------------------------------------------------------
   Total Class Z Share Transactions                         76            64             356            43                 -
-------------------------------------------------------------------------------------------------------------------------------
   Institutional Class
   Shares Issued                                         1,468             1           1,408         1,734             2,704
   Shares Issued upon Reinvestment of Distributions         34             9             159             -                22
   Shares Redeemed                                        (225)            -          (4,201)       (1,322)              (92)
-------------------------------------------------------------------------------------------------------------------------------
   Total Institutional Class Share Transactions          1,277            10          (2,634)          412             2,634
-------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Shares Outstanding                    1,409           421          (1,393)        1,261             2,634
-------------------------------------------------------------------------------------------------------------------------------

                                                            Old Mutual                Old Mutual
                                                           International           Provident Mid-Cap
                                                            Equity Fund              Growth Fund
-----------------------------------------------------------------------------------------------------------
                                                      8/1/07 to      8/1/06 to       11/19/07* to
                                                       1/31/08        7/31/07          1/31/08
                                                     (Unaudited)                     (Unaudited)
-----------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed
   Class A
   Shares Issued                                             145           158                  -
   Shares Issued upon Reinvestment of Distributions            1             1                  -
   Shares Redeemed                                           (99)          (21)                 -
-----------------------------------------------------------------------------------------------------------
   Total Class A Share Transactions                           47           138                  -
-----------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                             130            98                  -
   Shares Issued upon Reinvestment of Distributions            1             1                  -
   Shares Redeemed                                           (30)          (10)                 -
-----------------------------------------------------------------------------------------------------------
   Total Class C Share Transactions                          101            89                  -
-----------------------------------------------------------------------------------------------------------
   Class Z
   Shares Issued                                              41            75                  -
   Shares Issued upon Reinvestment of Distributions            1             -                  -
   Shares Redeemed                                           (11)           (1)                 -
-----------------------------------------------------------------------------------------------------------
   Total Class Z Share Transactions                           31            74                  -
-----------------------------------------------------------------------------------------------------------
   Institutional Class
   Shares Issued                                           8,298           208              3,052
   Shares Issued upon Reinvestment of Distributions           60            19                  -
   Shares Redeemed                                          (148)           (4)              (122)
-----------------------------------------------------------------------------------------------------------
   Total Institutional Class Share Transactions            8,210           223              2,930
-----------------------------------------------------------------------------------------------------------
   Net Increase in Shares Outstanding                      8,389           524              2,930
-----------------------------------------------------------------------------------------------------------

AS OF JANUARY 31, 2008 (UNAUDITED)


7. FOREIGN HOLDINGS RISK
--------------------------------------------------------------------------------
Each Fund may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

8. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------
Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes on January 31, 2008. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2003 - 2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended January 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences as of July 31, 2007, primarily attributable to certain net operating losses, different treatment for gains and losses on paydowns of mortgage- and asset-backed securities for tax purposes, reclassifications of long-term capital gain distributions on Real Estate Investment Trust securities, reclassifications of capital gain distributions investments in Passive Foreign Investment Companies, foreign currency translation and return of capital which, for tax purposes, are not available to offset future income, were reclassified to the following accounts.

                                                   Increase/(Decrease)  Increase/(Decrease)
                                                   Accumulated          Undistributed
                                                   Net Realized         Net Investment
                                                   Gain                 Income
                                                   (000)                (000)
-------------------------------------------------------------------------------------------
Old Mutual Analytic Defensive Equity Fund          $(4,963)             $4,963
Old Mutual Analytic Global Defensive Equity Fund        10                 (10)
Old Mutual Clay Finlay China Fund                       19                 (19)
Old Mutual Copper Rock Emerging Growth Fund           (923)                923
Old Mutual International Equity Fund                     5                  (5)
-------------------------------------------------------------------------------------------

The tax character of dividends and distributions declared during the year or periods ended July 31, 2007 and 2006 were as follows:

                                                                                  Ordinary           Long Term
                                                                                   Income           Capital Gain          Total
                                                                                    (000)              (000)              (000)
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Analytic Defensive Equity Fund
   2007                                                                           $    887             $    -            $   887
   2006                                                                                  -                  -                  -
   2005*                                                                            16,715              3,195             19,910
Old Mutual Analytic Global Defensive Equity Fund
   2007                                                                                 14                  -                 14
   2006                                                                                  -                  -                  -
Old Mutual Clay Finlay China Fund
   2007                                                                              1,116                  -              1,116
   2006                                                                                  -                  -                  -
Old Mutual Clay Finlay Emerging Markets Fund
   2007                                                                                178                  -                178
   2006                                                                                  -                  -                  -
Old Mutual International Equity Fund
   2007                                                                                261                  -                261
   2006                                                                                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------

* Based on previous fiscal year of December 31.

Amounts designated as "-" are either $0 or have been rounded to $0.

The Old Mutual Copper Rock Fund had no distributions during the years ended July 31, 2006 and 2007, respectively.

As of July 31, 2007, the components of Distributable Earnings/(Accumulated Losses) were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                           Undistributed  Undistributed                    Post   Post October   Unrealized       Other
                              Ordinary      Long Term    Capital Loss    October    Currency     Appreciation/   Temporary
                               Income     Capital Gain   Carryforwards    Losses     Losses     (Depreciation)  Differences    Total
                                (000)         (000)          (000)         (000)      (000)         (000)          (000)       (000)
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Analytic
   Defensive Equity Fund      $51,192         $    -          $ -       $(14,394)     $  -          $69,503      $(16,514)   $89,787
Old Mutual Analytic Global
   Defensive Equity Fund        1,331            133            -              -       (46)            (831)         (348)       239
Old Mutual Clay Finlay
   China Fund                   9,125          1,624            -              -        (9)          13,262             -     24,002
Old Mutual Clay Finlay
   Emerging Markets Fund          636            181            -              -         -            1,809            (8)     2,618
Old Mutual Copper Rock
   Emerging Growth Fund         1,360          2,115            -              -         -            9,798             -     13,273
Old Mutual International
   Equity Fund                    529            245            -              -       (10)           1,377             -      2,141
------------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "-" are either $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF JANUARY 31, 2008 (UNAUDITED)

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. During the year ended July 31, 2007, the Analytic Defensive Equity Fund and Copper Rock Emerging Growth Fund utilized $10,377,598 and $100,713 of capital loss carry-forwards to offset net realized capital gains. Post-October losses represent losses realized on investment transactions from November 1, 2006 through July 31, 2007 that, in accordance with Federal income tax regulations the Funds may elect to defer and treat as having arisen in the following fiscal year. The Federal tax cost, aggregate gross unrealized appreciation and depreciation of investments, excluding securities sold short and written option contracts, held by each Fund at January 31, 2008 were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Net
                                                                                                                   Unrealized
                                                               Federal Tax      Unrealized       Unrealized       Appreciation
                                                                  Cost         Appreciation     Depreciation     (Depreciation)
                                                                 (000)            (000)            (000)             (000)
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Analytic Defensive Equity Fund                        $866,398         $71,542         $(47,737)          $23,805
Old Mutual Analytic Global Defensive Equity Fund                   40,834             982           (2,876)           (1,894)
Old Mutual Clay Finlay China Fund                                  58,918           8,138           (3,837)            4,301
Old Mutual Clay Finlay Emerging Markets Fund                       32,424           2,110           (1,853)              257
Old Mutual Copper Rock Emerging Growth Fund                        70,044           7,015           (5,168)            1,847
Old Mutual International Bond Fund                                 24,958           1,126               (8)            1,118
Old Mutual International Equity Fund                              117,202           7,608           (7,909)             (301)
Old Mutual Provident Mid-Cap Growth Fund                           25,212           3,583           (1,689)            1,894
------------------------------------------------------------------------------------------------------------------------------------


9. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------
In September  2006,  FASB issued  Statement on  Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value and the expanded disclosures about fair value measurements. As of January 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free at 888.7772.2888; (ii) on the Trust's website at oldmutualfunds.com; and (iii) on the SEC's website at http://www.sec.gov.

Information about how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2007 is available on the Trust's website at oldmutualfunds.com and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example January 31, 2008

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Transaction fees may include transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees. Fund-related fees may include ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended January 31, 2008.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include t client specific fees, such as the $10.00 fee charged to IRA accounts, or the $10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each share class under the heading entitled "Expenses Paid During Six- Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                  Expenses
                             Beginning    Ending                    Paid
                              Account     Account   Annualized   During the
                               Value       Value     Expense     six month
                              8/01/07     1/31/08     Ratio       period*
----------------------------------------------------------------------------
Old Mutual Analytic Defensive Equity Fund - Class A
----------------------------------------------------------------------------
   Actual Fund Return        $1,000.00  $  890.90        1.64%       $ 7.80
   Hypothetical 5% Return     1,000.00   1,000.17        1.64          8.25
----------------------------------------------------------------------------
Old Mutual Analytic Defensive Equity Fund - Class C
----------------------------------------------------------------------------
   Actual Fund Return         1,000.00     887.90        2.37         11.25
   Hypothetical 5% Return     1,000.00   1,000.13        2.37         11.92
----------------------------------------------------------------------------
Old Mutual Analytic Defensive Equity Fund - Class Z
----------------------------------------------------------------------------
   Actual Fund Return         1,000.00     892.30        1.35          6.42
   Hypothetical 5% Return     1,000.00   1,018.35        1.35          6.85
----------------------------------------------------------------------------
Old Mutual Analytic Defensive Equity Fund - Institutional Class
----------------------------------------------------------------------------
   Actual Fund Return         1,000.00     892.10        1.34          6.37
   Hypothetical 5% Return     1,000.00   1,000.18        1.34          6.74
----------------------------------------------------------------------------
Old Mutual Analytic Global Defensive Fund - Class A
----------------------------------------------------------------------------
   Actual Fund Return         1,000.00     865.40        2.65         12.43
   Hypothetical 5% Return     1,000.00   1,000.12        2.65         13.32
----------------------------------------------------------------------------
Old Mutual Analytic Global Defensive Fund - Class C
----------------------------------------------------------------------------
   Actual Fund Return         1,000.00     862.00        3.40         15.91
   Hypothetical 5% Return     1,000.00   1,000.08        3.40         17.09
----------------------------------------------------------------------------
Old Mutual Analytic Global Defensive Fund - Class Z
----------------------------------------------------------------------------
   Actual Fund Return         1,000.00     866.40        2.38         11.17
   Hypothetical 5% Return     1,000.00   1,000.13        2.38         11.97
----------------------------------------------------------------------------



                                                                  Expenses
                             Beginning    Ending                    Paid
                              Account     Account   Annualized   During the
                               Value       Value     Expense     six month
                              8/01/07     1/31/08     Ratio       period*
----------------------------------------------------------------------------
Old Mutual Analytic Global Defensive Fund - Institutional Class
----------------------------------------------------------------------------
   Actual Fund Return        $1,000.00  $  867.30        2.09%       $ 9.81
   Hypothetical 5% Return     1,000.00   1,014.63        2.09         10.59
----------------------------------------------------------------------------
Old Mutual Clay Finlay China Fund - Class A
----------------------------------------------------------------------------
   Actual Fund Return         1,000.00     949.10        2.07         10.14
   Hypothetical 5% Return     1,000.00   1,000.15        2.07         10.41
----------------------------------------------------------------------------
Old Mutual Clay Finlay China Fund - Class C
----------------------------------------------------------------------------
   Actual Fund Return         1,000.00     946.30        2.82         13.80
   Hypothetical 5% Return     1,000.00   1,000.11        2.82         14.18
----------------------------------------------------------------------------
Old Mutual Clay Finlay China Fund - Class Z
----------------------------------------------------------------------------
   Actual Fund Return         1,000.00     950.70        1.82          8.92
   Hypothetical 5% Return     1,000.00   1,000.16        1.82          9.15
----------------------------------------------------------------------------
Old Mutual Clay Finlay China Fund - Institutional Class
----------------------------------------------------------------------------
   Actual Fund Return         1,000.00     952.00        1.52          7.46
   Hypothetical 5% Return     1,000.00   1,000.17        1.52          7.64
----------------------------------------------------------------------------
Old Mutual Clay Finlay Emerging Markets Fund - Class A
----------------------------------------------------------------------------
   Actual Fund Return         1,000.00     993.80        2.08         10.42
   Hypothetical 5% Return     1,000.00   1,000.15        2.08         10.46
----------------------------------------------------------------------------
Old Mutual Clay Finlay Emerging Markets Fund - Class C
----------------------------------------------------------------------------
   Actual Fund Return         1,000.00     988.60        2.83         14.31
   Hypothetical 5% Return     1,000.00   1,000.11        2.83         14.42
----------------------------------------------------------------------------

                                                                  Expenses
                             Beginning    Ending                    Paid
                              Account     Account   Annualized   During the
                               Value       Value     Expense     six month
                              8/01/07     1/31/08     Ratio       period*
----------------------------------------------------------------------------
Old Mutual Clay Finlay Emerging Markets Fund - Class Z
----------------------------------------------------------------------------
   Actual Fund Return        $1,000.00  $  994.50        1.83%        $9.17
   Hypothetical 5% Return     1,000.00   1,000.16        1.83          9.20
----------------------------------------------------------------------------
Old Mutual Clay Finlay Emerging Markets Fund - Institutional Class
----------------------------------------------------------------------------
   Actual Fund Return         1,000.00     998.30        1.32          6.76
   Hypothetical 5% Return     1,000.00   1,018.50        1.32          6.87
----------------------------------------------------------------------------
Old Mutual Copper Rock Emerging Growth Fund - Class A
----------------------------------------------------------------------------
   Actual Fund Return         1,000.00     909.90        1.65          7.92
   Hypothetical 5% Return     1,000.00   1,025.05        1.65          8.40
----------------------------------------------------------------------------
Old Mutual Copper Rock Emerging Growth Fund - Class C
----------------------------------------------------------------------------
   Actual Fund Return         1,000.00     906.00        2.42         11.65
   Hypothetical 5% Return     1,000.00   1,025.01        2.42         12.43
----------------------------------------------------------------------------
Old Mutual Copper Rock Emerging Growth Fund - Class Z
----------------------------------------------------------------------------
   Actual Fund Return         1,000.00     909.60        1.42          6.82
   Hypothetical 5% Return     1,000.00   1,025.07        1.42          7.23
----------------------------------------------------------------------------
Old Mutual Copper Rock Emerging Growth Fund - Institutional Class
____________________________________________________________________________

   Actual Fund Return         1,000.00     911.40        1.14          5.48
   Hypothetical 5% Return     1,000.00   1,019.41        1.14          5.79
----------------------------------------------------------------------------
Old Mutual International Bond Fund - Institutional Class
----------------------------------------------------------------------------
   Actual Fund Return         1,000.00   1,035.50        0.95          4.86
   Hypothetical 5% Return     1,000.00   1,020.36        0.95          4.82
----------------------------------------------------------------------------



                                                                  Expenses
                             Beginning    Ending                    Paid
                              Account     Account   Annualized   During the
                               Value       Value     Expense     six month
                              8/01/07     1/31/08     Ratio       period*
----------------------------------------------------------------------------
Old Mutual International Equity Fund - Class A
----------------------------------------------------------------------------
   Actual Fund Return        $1,000.00  $  887.80        1.67%        $7.92
   Hypothetical 5% Return     1,000.00   1,025.05        1.67          8.50
----------------------------------------------------------------------------
Old Mutual International Equity Fund - Class C
----------------------------------------------------------------------------
   Actual Fund Return         1,000.00     884.70        2.41         11.42
   Hypothetical 5% Return     1,000.00   1,025.02        2.41         12.27
----------------------------------------------------------------------------
Old Mutual International Equity Fund - Class Z
----------------------------------------------------------------------------
   Actual Fund Return         1,000.00     889.10        1.42          6.74
   Hypothetical 5% Return     1,000.00   1,025.07        1.42          7.23
----------------------------------------------------------------------------
Old Mutual International Equity Fund - Institutional Class
----------------------------------------------------------------------------
   Actual Fund Return         1,000.00     890.80        1.14          5.42
   Hypothetical 5% Return     1,000.00   1,019.41        1.14          5.79
----------------------------------------------------------------------------
Old Mutual Provident Mid-Cap Growth Fund - Institutional Class
----------------------------------------------------------------------------
   Actual Fund Return         1,000.00     915.00        1.15          5.56
   Hypothetical 5% Return     1,000.00    1019.36        1.15          5.84
----------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

CONSIDERATIONS OF THE BOARD IN APPROVING INVESTMENT
ADVISORY AGREEMENTS AND INVESTMENT SUB-ADVISORY
AGREEMENTS (Unaudited)


Summary of Agreements Approved by the Board

On November 29, 2007, the Board of Trustees of Old Mutual Funds I (the "Trust") approved the renewal of the investment advisory agreements between the Trust and Old Mutual Capital, Inc. ("OMCAP") for the provision of advisory services by OMCAP to Old Mutual Analytic Global Defensive Equity Fund (the "Global Defensive Equity Fund"), Old Mutual Clay Finlay China Fund (the "China Fund"), Old Mutual Clay Finlay Emerging Markets Fund (the "Emerging Markets Fund"), and Old Mutual International Equity Fund (the "International Equity Fund") through July 31, 2008. In addition, on November 29, 2007, the Board approved the renewal of the investment sub-advisory agreement between OMCAP and Analytic Investors, LLC ("Analytic") with respect to the Global Defensive Equity Fund, the investment sub-advisory agreement between OMCAP and Clay Finlay Inc. ("Clay Finlay") with respect to the China Fund, Emerging Markets Fund, and International Equity Fund, and the investment sub-advisory agreement between OMCAP and Acadian Asset Management, LLC ("Acadian") with respect to the International Equity Fund through July 31, 2008.

Old Mutual Capital, Inc.

OMCAP was organized in 2004 and is a wholly-owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a wholly-owned subsidiary of OM Group (UK) Limited, which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm. OMCAP has served as investment adviser to the Trust since its inception and is an affiliate of the sub-advisers to the Funds through common ownership by OMUSH.

Acadian Asset Management LLC

Acadian, a Delaware limited liability company located at One Post Office Square, 20th Floor, Boston, Massachusetts 02109, has provided investment management services since 1977. Acadian is a majority-owned subsidiary of OMUSH.

Analytic Investors, LLC

Analytic, a Delaware limited liability company located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, has provided investment management services since 1970. Analytic is a majority-owned subsidiary of OMUSH.

Clay Finlay Inc.

Clay Finlay, a New York corporation located at 200 Park Avenue, 56th Floor, New York, New York 10166, is a global equity management firm founded in 1982 and headquartered in New York, with offices in London, Tokyo and Hong Kong. Clay Finlay is a wholly-owned subsidiary of OMUSH.

Considerations of the Board

In determining to approve the agreements, the Board requested and received information from various entities, including OMCAP and the sub-advisers, which it believed to be reasonably necessary to reach its conclusion. The Board also received reports prepared by Lipper, Inc. ("Lipper"), a mutual fund statistical service, detailing comparative mutual fund advisory fees, expense levels, and performance rankings. In considering the fairness and reasonableness of the agreements, the Board reviewed numerous factors, with respect to each Fund, including the following:


     o    the nature of the services to be provided under the agreements;

     o the requirements of each Fund for the services provided by OMCAP and the sub-advisers;

     o the quality of the services provided, including information contained in the Lipper reports comparing the performance results of the Funds with those of similar types of funds, as well as with those of appropriate market indices, which indicated that the performance of each Fund was competitive;

     o    the fees payable for the services;

     o advisory fee levels compared to other similar investment accounts managed by OMCAP and the sub-advisers;

     o the total expenses of each Fund compared to those of each Fund's respective peer group;

     o the commitment of OMCAP to cap certain fund expenses through the contractual deferral of advisory fees and/or reimbursement of expenses, and the fact that OMCAP may seek payment of such deferred fees or reimbursement of such absorbed expenses within three fiscal years after the fiscal year in which fees were deferred or expenses were absorbed, subject to the original contractual expense limitation in effect at the time;

     o the profitability of OMCAP and the sub-advisers with respect to their relationship with each Fund;

     o fall-out benefits received by OMCAP and the sub-advisers, including sources of revenue to OMCAP's affiliates through administration fees and the retention of a portion of the sales charge on Class A shares;

     o "soft dollar" benefits, which may enhance the ability of OMCAP or the sub-advisers to obtain proprietary and third-party research and brokerage services through soft dollar trades which, in turn, may inure to the benefit of their other clients;

     o    portfolio  management   statistics  such  as  portfolio  turnover  and
          brokerage commission expenses;

     o OMCAP's role as investment adviser to the Trust, which may add to its prestige and visibility in the investment community and make it more attractive to potential clients;

     o the economies of scale available to OMCAP and the sub-advisers and the resulting economies of scale passed on to shareholders;

     o the capabilities of OMCAP and the sub-advisers, including personnel resources;

     o the financial condition of OMCAP and the sub-advisers, including financial statements and profitability analyses provided by each;

     o fees charged by OMCAP to funds other than those of the Trust which are managed by OMCAP;

     o    current economic and industry trends; and

     o    the  overall   balance  of  shareholder   benefits  versus  OMCAP  and
          sub-adviser benefits.

Current management fees and effective management fees after expense limitations were reviewed in the context of OMCAP's cost of providing services and its profitability. In addition, the Board reviewed the Lipper reports, comparing the Funds' expense ratios, advisory fees, and performance with comparable mutual funds. Similarly, the Board reviewed the cost to each sub-adviser in providing the services and the profitability of each sub-adviser with respect to each Fund. The Board considered revenues and profitability attributed to OMCAP as a result of payment of sub-advisory fees to OMCAP's affiliates.

In connection with the approval of the renewal of the agreements with respect to Global Defensive Equity Fund, the Board considered the fact that the contractual management fees of 1.15% were lower than 5 funds in the Fund's peer group and higher than 4 funds in its peer group. The Board considered the fact that total expenses of 1.955% at net asset value (after waiver or reimbursement) were lower than 3 funds in the Fund's peer group and higher than 6 funds in its peer group. The Board considered the fact that the total return performance for the Fund of 6.48% for the one year period ended September 30, 2007 was better than 1 fund in the Fund's peer group but below 8 funds in its peer group.

In connection with the approval of the renewal of the agreements with respect to China Fund, the Board considered the fact that the contractual management fees of 1.35% were lower than 1 fund in the Fund's peer group and higher than 11 funds in its peer group. The Board also considered the fact that total expenses of 2.095% at net asset value (after waiver or reimbursement) were lower than 6 funds in the Fund's peer group and higher than 6 funds in its peer group. The Board considered the fact that the total return performance for the Fund of 93.61% for the one year period ended September 30, 2007 was better than 4 funds in the Fund's peer group but below 2 funds in its peer group.

In connection with the approval of the renewal of the agreements with respect to Emerging Markets Fund, the Board considered the fact that the contractual management fees of 1.15% were lower than 4 funds in the Fund's peer group and higher than 6 funds in its peer group. The Board considered the fact that total expenses of 2.091% at net asset value (after waiver or reimbursement) were lower than 4 funds in the Fund's peer group and higher than 6 funds in its peer group. The Board considered the fact that the total return performance for the Fund of 50.25% for the one year period ended September 30, 2007 was better than 2 funds in the Fund's peer group but below 5 funds in its peer group.

In connection with the approval of the renewal of the agreements with respect to International Equity Fund, the Board considered the fact that the contractual management fees of 1.00% were lower than 5 funds in the Fund's peer group and higher than 5 funds in its peer group. The Board considered the fact that total expenses of 1.700% at net asset value (after waiver or reimbursement) were lower than 3 funds in the Fund's peer group and higher than 7 funds in its peer group. The Board considered the fact that the total return performance for the Fund of 27.70% for the one year period ended September 30, 2007 was better than 4 funds in the Fund's peer group but below 6 funds in its peer group.

The Board reviewed additional information provided by OMCAP and the sub-advisers. Following discussions concerning this information, and after consulting their independent legal counsel, the Board determined that the agreements were consistent with the best interests of each Fund and shareholders. The Board, including all of the trustees who are not "interested persons" of the Trust, voting separately at meetings held in-person, unanimously approved the agreements on the basis of the foregoing review and discussions. The Board concluded, among other things:

     o that the level of fees to be charged to the Funds is comparable to the fees charged by OMCAP to other similar funds it advises, as well as to fees charged by other investment advisers and investment sub-advisers to other funds with similar investment strategies, and is therefore reasonable, considering the quality of the services provided by OMCAP and the sub-advisers;

CONSIDERATIONS OF THE BOARD IN APPROVING INVESTMENT
ADVISORY AGREEMENTS AND INVESTMENT SUB-ADVISORY
AGREEMENTS - concluded (Unaudited)


     o that each Fund was reasonably competitive with that of its performance peer group;

     o that each sub-adviser is under common control with OMCAP, which allows for greater coordination and monitoring of the nature and quality of sub-advisory services;

     o that OMCAP's willingness to voluntarily defer its fees and reimburse expenses to reduce fund expenses indicates a high level of commitment on the part of OMCAP;

     o that the profitability of each Fund to OMCAP and each sub-adviser, when positive, was reasonable in light of all the circumstances;

     o the agreements contain breakpoints, which will allow shareholders to realize economies of scale as the Funds' assets increase;

     o    that  OMCAP  and  the   sub-advisers   are   experienced  and  possess
          significant experience in managing particular asset classes;

     o that OMCAP and the sub-advisers have demonstrated their commitment to provide sufficient staffing resources and capabilities to manage the Funds, including the retention of personnel with relevant investment management experience;

     o that OMCAP and the sub-advisers appear to have overall high quality in terms of their personnel, operations, financial condition, investment management capabilities, methodologies and performance;

     o    that the administrative fees are competitive;

     o that the sales charge for Class A shares, of which OMCAP's affiliated broker-dealer retained only a portion, was competitive; and

     o that the receipt of research and brokerage services paid through "soft dollar" trades, while limited, would strengthen the investment management resources of OMCAP, which might ultimately benefit the Funds, as well as other funds within the Trust and in the Old Mutual complex.

FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds I, please contact us at:

     | By Telephone:
     | 888.772.2888
     |
     | By Mail:
     | Old Mutual Funds I
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     | oldmutualfunds.com

This semi-annual report is intended for the information of Old Mutual Funds I shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old Mutual Funds I, by visiting oldmutualfunds.com or by calling 888.772.2888. Please read the prospectus carefully before investing.

















                                                               [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-08-252 03/2008

Item 2.     Code of Ethics.

            Not applicable to semiannual reports.

Item 3.     Audit Committee Financial Expert.

            Not applicable to semiannual reports.

Item 4.     Principal Accountant Fees and Services.

            Not applicable to semiannual reports.

Item 5.     Audit Committee of Listed Registrants.

            Not applicable.

Item 6.     Schedule of Investments.

            SCHEDULE I - INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

            Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

            Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

            No material changes have been made to the procedures by which shareholders may recommend nominees to the board of trustees of Old Mutual Funds I (the "registrant"), where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11.    Controls and Procedures.

               (a) Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"), or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant's management, including the registrant's PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

               (b) During the quarter ended January 31, 2008, there has been no change in the registrant's internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 12.   Exhibits.

            (a)(1) Not applicable to semiannual reports.

            (a)(2) Attached hereto as Exhibit EX-99.CERT.

            (a)(3) Not applicable.

            (b) Attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


OLD MUTUAL FUNDS I

By:    /s/ Julian F. Sluyters
       ------------------------------------
       Julian F. Sluyters, President

Date:  March 20, 2008



      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Julian F. Sluyters
       ------------------------------------
       Julian F. Sluyters, Principal Executive Officer

Date:  March 20, 2008



By:    /s/ Robert T. Kelly
       ------------------------------------
       Robert T. Kelly, Principal Financial Officer

Date:  March 20, 2008